BlackRock

BlackRock Funds III

Prospectus

May 1, 2009 (as revised December 1, 2009)

BlackRock Bond Index Fund

BlackRock S&P 500 Stock Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objectives1

BlackRock Bond Index Fund

The BlackRock Bond Index Fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays Capital U.S. Aggregate Bond Index.2 The Fund’s investment objective may be changed by its Board of Trustees without shareholder approval.

BlackRock S&P 500 Stock Fund3

The BlackRock S&P 500 Stock Fund seeks to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the S&P 500 Stock Index (“S&P 500 Index”). The Fund’s investment objective may be changed by its Board of Trustees without shareholder approval.

(1)

Each of the BlackRock Bond Index Fund and the BlackRock S&P 500 Stock Fund (each, a “Fund” and collectively, the “Funds”) invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading “Shareholder Information — Master/Feeder Mutual Fund Structure” in this Prospectus.

(2)

Effective November 3, 2008, the name of the index changed from the Lehman Brothers U.S. Aggregate Index to the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is maintained by Barclays Capital Inc. (“Barclays Capital”). Barclays Capital does not sponsor, endorse, sell or promote the BlackRock Bond Index Fund or the Bond Index Master Portfolio. Barclays Capital makes no representation or warranty, expressed or implied regarding the advisability of investing in the BlackRock Bond Index Fund or its’ Master Portfolio. Neither BlackRock Fund Advisors (“BFA”) or BlackRock Institutional Trust Company, N.A. (“BTC”) has or will have a role in maintaining the Barclays Capital U.S. Aggregate Bond Index. Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors and BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

(3)

Standard & Poor’s (“S&P”) does not sponsor, endorse, sell or promote the BlackRock S&P 500 Stock Fund or the S&P 500 Stock Master Portfolio, nor is it affiliated in any way with BTC, BFA, the BlackRock S&P 500 Stock Fund or its Master Portfolio. “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are trademarks of Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.) licensed for use for certain purposes by BTC. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the BlackRock S&P 500 Stock Fund or its Master Portfolio.

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Summary of Principal Investment Strategies

BlackRock Bond Index Fund

The BlackRock Bond Index Fund pursues its investment objective by seeking to match the total return performance of the Barclays Capital U.S. Aggregate Bond Index, which is composed of approximately 9,000 fixed-income securities. The fixed-income securities that comprise the Barclays Capital U.S. Aggregate Bond Index include U.S. government securities and investment-grade corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Fund invests in a representative sample of these securities. Securities are selected for investment by the Fund in accordance with their relative proportion within the Barclays Capital U.S. Aggregate Bond Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. BFA, the investment adviser to the Master Portfolio in which the Fund invests, considers investments that provide substantially similar exposure to securities in the Barclays Capital U.S. Aggregate Bond Index to be investments comprising the BlackRock Bond Index Fund’s benchmark index.

BlackRock S&P 500 Stock Fund

The BlackRock S&P 500 Stock Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The BlackRock S&P 500 Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total float-adjusted market value of their outstanding shares (i.e., they are weighted according to the public float which is the total market value of their outstanding shares readily available to the general marketplace for trading purposes). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index.

BlackRock Bond Index Fund and BlackRock S&P 500 Stock Fund

No attempt is made to manage the Funds using economic, financial and market analysis. Each Fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its respective benchmark index. Under normal circumstances, at least 90% of the value of each Fund’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising such Fund’s benchmark index, which, for the BlackRock Bond Index Fund, are considered “bonds.” Each Fund may also invest in high-quality money market instruments, including shares of money market funds advised by BFA.

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Summary of Principal Risk Factors

As with any investment, your investment in the Funds could lose money or the Funds’ performance could trail that of other investments.

Risks of Investing in the BlackRock Bond Index Fund

The value of your investment in the BlackRock Bond Index Fund is based on the value of the bonds in which the Fund invests. The value of the bonds may fall because of a rise in interest rates or in response to economic events or trends. The value of individual bonds may fall with the decline in an issuer’s real or apparent ability to meet its financial obligations. An issuer of a bond may be unable to make interest payments or repay principal on time and the bond could lose all or some of its value, or pay less interest.

Borrowers may prepay their mortgages or loans faster than expected (which is commonly referred to as “prepayment risk”), thereby affecting the security’s average life and potentially its yield. Borrowers may extend the repayment of their mortgages or loans for longer periods than expected (which is commonly referred to as “extension risk”), thereby affecting the security’s average life and potentially its yield. Prepayment risk and extension risk are particularly applicable to mortgage-backed and asset-backed securities in which the BlackRock Bond Index Fund may invest.

BFA makes no attempt to select securities individually, based on their fundamental characteristics, because the BlackRock Bond Index Fund is managed by determining which securities are to be purchased or sold to maintain, to the extent feasible, a representative sample of securities in the Barclays Capital U.S. Aggregate Bond Index. The performance of the securities that BFA selects may not match the performance of the Barclays Capital U.S. Aggregate Bond Index.

As with all mutual funds, the BlackRock Bond Index Fund must maintain cash balances to meet redemption requests, which may lower its overall performance.

Risks of Investing in the BlackRock S&P 500 Stock Fund

The value of your investment in the BlackRock S&P 500 Stock Fund is based on the values of the stocks in which the Fund invests. The values of stocks may fall in response to economic events or trends. The values of individual stocks may fall with the decline in an issuer’s financial condition or prospects.

BFA makes no attempt to select securities individually, based on their fundamental characteristics, because the BlackRock S&P 500 Stock Fund is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the S&P 500 Index.

As with all mutual funds, the BlackRock S&P 500 Stock Fund must maintain cash balances to meet redemption requests, which may lower its overall performance.

An investment in the BlackRock Bond Index Fund or the BlackRock S&P 500 Stock Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Who May Want to Invest in the Funds

The Funds are designed for investors who desire a convenient way to invest either in bonds issued in the United States (the BlackRock Bond Index Fund) or a broad spectrum of U.S. large-cap stocks (the BlackRock S&P 500 Stock Fund). Although these markets have increased in value over the long-term, they fluctuate and have also decreased in value over shorter time periods. This volatility is particularly characteristic of stocks.

The Funds do not by themselves constitute a balanced investment program. Diversifying your investments by buying shares in both Funds or in other funds may improve your long-term return as well as reduce volatility.

For additional information on risks, see the “A Further Discussion of Principal Risk Factors” section of this Prospectus.

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Investment Returns

Total Returns

The bar charts and table in this section provide some indication of the risks of investing in the Funds by showing the changes in their performance from year to year. The bar charts show the return of each Fund for each of the last ten calendar years. The average annual total return table (before and after taxes) compares each Fund’s average annual total return to those of a corresponding index for various periods of time. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

BlackRock Bond Index Fund

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 4.93% in the 3rd quarter of 2001; the worst was
-2.50% in the 2nd quarter of 2004.

BlackRock S&P 500 Stock Fund

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 15.31% in the 2nd quarter of 2003; the worst was
-21.81% in the 4th quarter of 2008.

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Average Annual Total Returns

for the Periods ended December 31, 2008

	1 Year	5 Years	10 Years
BlackRock Bond Index Fund
Return Before Taxes	5.91%	4.79%	5.49%
Return After Taxes on Distributions(1)	4.11%	2.94%	3.36%
Return After Taxes on Distributions and Sale of Fund Shares(1)	3.80%	2.99%	3.38%

Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%

BlackRock S&P 500 Stock Fund
Return Before Taxes	-37.01%	-2.33%	-1.57%
Return After Taxes on Distributions(1)	-37.29%	-2.69%	-2.51%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-23.69%	-1.92%	-1.48%

S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

BFA and BTC have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or Fund. When they do so, the applicable Fund’s operating expenses are reduced so that the Fund’s total return and yield are increased. These waivers and reimbursements may be discontinued at any time, except as described in footnote 1 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable Fund’s total return would be lower.

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Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares in either the BlackRock Bond Index Fund or the BlackRock S&P 500 Stock Fund. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

Annual Fund Operating Expenses as a Percentage of Average Net Assets

(Expenses that are Deducted from Fund Assets)

	BlackRock Bond Index Fund	BlackRock S&P 500 Stock Fund
Management fees	0.08%	0.05%
Other expenses (Administration fees; Independent Expenses(1))	0.19%	0.16%
Total annual Fund operating expenses(1)(2)	0.27%	0.21%
Less fee waivers and/or expense reimbursements(1)	0.03%	0.01%
Net expenses(1)(2)(3)	0.24%	0.20%

(1)

“Independent Expenses” consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. BTC and BFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through December 1, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

(2)	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.
(3)

The Funds’ service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

Example

The example below is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that total operating expenses remain the same and that the contractual fee waivers and reimbursements with BTC and BFA are in effect until December 1, 2011.

The Funds do not charge a sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

	1 Year	3 Years	5 Years	10 Years
BlackRock Bond Index Fund	$25	$77	$142	$334
BlackRock S&P 500 Stock Fund	$20	$64	$115	$265

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A Further Discussion of Principal Investment Strategies

Each Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Fund’s benchmark index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of a Fund’s net assets increased or decreased exactly as the total return of the Fund’s benchmark index increased or decreased. A Fund’s ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Fund’s expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the Fund’s benchmark index is calculated; the size of the Fund’s investment portfolio; and the timing, frequency and size of shareholder purchases and redemptions.

The BlackRock S&P 500 Stock Fund seeks to replicate the total return performance of the S&P 500 Index by investing the Fund’s assets so that the percentage of Fund assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index. The BlackRock Bond Index Fund utilizes sampling techniques that are designed to allow the Fund to substantially duplicate the investment performance of the Barclays Capital U.S. Aggregate Bond Index. However, the Bond Index Fund is not expected to track the Barclays Capital U.S. Aggregate Bond Index with the same degree of accuracy that complete replication of the Index would provide. In addition, at times, the portfolio composition of each Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of the index that each Fund tracks.

Each Fund also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. Each Fund may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index.

Investing in Indexes

Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market or market segment. One way an index fund seeks to match an index’s performance, before fees and expenses, is by buying and selling all of the index’s securities in the same proportion as they are reflected in the index. This is what the BlackRock S&P 500 Stock Fund does.

Since, as of March 31, 2009, there were over 9,000 securities included in the Barclays Capital U.S. Aggregate Bond Index, as a practical matter, it would be inefficient for the BlackRock Bond Index Fund to hold each security included in the Index. The Fund can, however, substantially replicate the index’s profile by holding a representative sample of securities in the Index. It may, for example, hold U.S. government obligations and corporate bonds in a similar proportion to the Barclays Capital U.S. Aggregate Bond Index. And it can match certain index features such as:

¡	Average time to maturity for both government and corporate securities;

¡	Securities’ coupon rates, which are the interest rates securities pay based on their face values;

¡	Economic sectors represented by securities;

¡	Credit quality of securities; and

¡	Whether or not securities are callable, which means the issuer has the right to repay principal and interest before maturity.

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A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in “Principal Risk Factors,” the Funds have the following risks.

Equity Securities

The equity investments in which the BlackRock S&P 500 Stock Fund generally invests are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Different parts of the equity market and different types of equity securities, however, can fluctuate separately in response to issuer, political, market and economic developments.

Debt Securities

The debt instruments in which the BlackRock Bond Index Fund generally invests are subject to credit and interest-rate risks. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests. The value of the debt instruments generally changes inversely to changes in market interest rates. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. The Fund’s exposure to interest-rate risk will increase to the extent the Fund’s assets are invested in long-term bonds, because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity, which may result in the BlackRock Bond Index Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the BlackRock Bond Index Fund’s income. Securities held by the Fund that are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by U.S. government-sponsored enterprises are subject to the risk of sharply rising or falling interest rates that could affect the value of such securities.

Obligations of U.S. government agencies and instrumentalities and U.S. government-sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain U.S. government agencies and instrumentalities, and U.S. government-sponsored enterprises are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association (“Ginnie Mae”)); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation (e.g., the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLBs”). The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law. Risks of mortgage pass-through securities, mortgage-backed securities and asset-backed securities in which the BlackRock Bond Index Fund invests are described below.

Mortgage Pass-Through Securities

Mortgage pass-through securities are a category of pass-through securities backed by pools of mortgages and issued by Ginnie Mae, or by one of several U.S. government-sponsored enterprises, such as Fannie Mae, Freddie Mac or FHLBs. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and

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interest payments (including unscheduled prepayments) from the pool of mortgage loans and is generally subject to the risk of non-payment of such principal and interest payments.

A significant portion of the Barclays Capital U.S. Aggregate Bond Index (about 38.5% as of March 31, 2009) represents the U.S. agency mortgage pass-through segment of the U.S. investment-grade bond market. Therefore, a substantial portion of the BlackRock Bond Index Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Barclays Capital U.S. Aggregate Bond Index representing the mortgage pass-through segment of the U.S. investment-grade bond market is comprised of multiple pools of mortgage pass-through securities.

Mortgage pass-through securities are subject to additional risks besides interest-rate risk and credit risk that are common to all types of bonds. An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the pool. The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. The BlackRock Bond Index Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA” transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. The BlackRock Bond Index Fund may use TBA transactions in several ways. It may regularly enter into TBA agreements and “roll over” such agreements prior to the stipulated settlement date. In addition, the BlackRock Bond Index Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Blackrock Bond Index Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. The use of “TBA rolls” may cause the BlackRock Bond Index Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

Mortgage-Backed Securities

Mortgage-backed securities are subject to additional risks besides interest-rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment’s average life and yield. In addition, as the purchaser of a mortgage-backed security, the Fund generally would have no recourse to the entity that originated the mortgages in the event of a default by a borrower. If any required payments are not made with respect to the underlying mortgages, the Fund may experience losses or delays in receiving payment.

The BlackRock Bond Index Fund may obtain exposure to mortgage-backed securities through the use of TBA transactions, which involve a commitment to deliver mortgage-backed securities at a future date. In the event of default of bankruptcy of a counterparty to a TBA transaction, the Fund would be exposed to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-backed securities specified in the TBA transaction.

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Asset-Backed Securities

The risks of investments in asset-backed securities by the BlackRock Bond Index Fund are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayment and extension risks, which shorten or lengthen the weighted average life of asset-backed securities and may lower their return, in the same manner as described under “Mortgage-Backed Securities” risks above. Moreover, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities. In addition, as the purchaser of an asset-backed security, the Fund generally would have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

Non-U.S. Securities

Investing in the securities of issuers in any non-U.S. country, including through American Depositary Receipts and European Depositary Receipts, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or potentially confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in non-U.S. countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with investments in foreign securities may include higher custodial fees than apply to domestic custodial arrangements. A Fund’s performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Issuer-Specific Changes

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer’s securities.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. If a Fund invests in illiquid securities or securities that become illiquid due to factors affecting the particular security or the trading markets for the security, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Passive Investment Risk

Because BFA does not select individual companies in the index that each Fund tracks, the Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

Tracking Error Risk

Imperfect correlation between each Fund’s portfolio securities and those in the index that each Fund tracks, Fund fees and expenses, maintenance of cash balances to meet redemption requests, rounding of prices and changes to an index and regulatory policies may cause tracking error, which is the divergence of a Fund’s performance from that of the Fund’s benchmark index.

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Other Investment Considerations

The Funds may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the Funds may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves, which may have an adverse impact on the Funds’ performance. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. In addition, the Funds may be required to pay additional collateral to a counterparty in a derivative transaction, which may also have an adverse impact on the Funds’ performance. In the event that the marked-to-market value of any over-the-counter derivative transaction(s) entered into by the Funds gives rise to negative exposure (that is, if the relevant derivative transaction(s) were to be terminated, the Funds would owe money to the counterparty), the Funds may be required to post collateral to its counterparty in order to reduce or eliminate that negative exposure, which may have an adverse impact on the Funds’ performance.

Securities Lending Risk

The Funds may also lend portfolio securities to borrowers that provide collateral at least equal to the current market value of the securities loaned, plus accrued interest or dividends. BTC acts as securities lending agent for, and is compensated by, the Funds. Securities lending collateral is generally reinvested in a joint account or money market funds, including those advised by BFA. Risks related to securities lending include operational, credit, legal, counterparty and market risk, as well as investment risks related to the collateral and risk of loss if the collateral is liquidated.

Concentration

Each Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent a Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

For a description of the Funds’ policies and procedures with respect to disclosure of the Funds’ Master Portfolios’ portfolio holdings and a further discussion of the Funds’ investments and risks, please refer to the Funds’ combined Statement of Additional Information (“SAI”).

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Management of the Funds

Investment Adviser

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BFA manages the investing of the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios’ Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive advisory fees at the following annual rates, which are percentages of the applicable Master Portfolio’s average daily net assets:

Fund	Annual Investment Advisory Fee Rate
BlackRock Bond Index Fund	0.08%
BlackRock S&P 500 Stock Fund	0.05%

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). Based on June 30, 2009 figures, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios’ Board of Trustees’ approval of the investment advisory agreements with BFA is available in each Fund’s semi-annual report for the six-month period ending June 30.

Portfolio Managers

BFA uses teams of portfolio managers, investment strategists and other investment specialists (the “Portfolio Management Teams”) to manage each Master Portfolio to reflect, to the extent feasible, the investment characteristics of its respective benchmark index, and BFA employs a combination of proprietary investment management systems and procedures to validate the consistent application of its investment methods. This team approach to portfolio management brings together many disciplines and leverages BFA’s extensive resources. The members of the Portfolio Management Team for each Master Portfolio that have the most significant responsibility for the day-to-day management are listed below. The team members listed below act collaboratively with the other members of their Portfolio Management Teams on all aspects concerning their Master Portfolio. Each member of each Portfolio Management Team, including the members below-listed, is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her Portfolio Management Team with more limited responsibilities, but each member of each Portfolio Management Team has appropriate limitations on his or her authority for risk management and compliance purposes.

BlackRock Bond Index Fund

The members of the Portfolio Management Team for the Bond Index Master Portfolio that have the most significant day-to-day management responsibility are: Lee Sterne, John Sulski, Scott Radell and Peter Cramer.

Mr. Sterne has been employed as a senior portfolio manager with BFA and BTC since 2009. Previously, Mr. Sterne was a senior portfolio manager with Barclays Global Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) from 2004 to 2009 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Prior to becoming a portfolio manager,

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Mr. Sterne was employed by BGFA and BGI as a fixed-income trader from 1996 to 2001. Mr. Sterne has been a member of the Portfolio Management Team for the Bond Index Master Portfolio since August 1996.

Mr. Sulski has been employed as a portfolio manager with BFA and BTC since 2009. Previously, Mr. Sulski was a portfolio manager and credit trader with BGFA and BGI from June 2004 to November 2009. Prior to joining BGI, Mr. Sulski received a Master’s of Financial Engineering from the Haas School of Business, University of California Berkeley, which he attended from 2003 to 2004. From 2002 to 2003, Mr. Sulski was employed by Collabnet, Inc. as an Information Technology Consultant. Mr. Sulski has been one of the Bond Index Portfolio Managers primarily responsible for the day-to-day management of the Bond Index Master Portfolio since April 30, 2009.

Mr. Radell has been employed as a portfolio manager with BFA and BTC since 2009. Mr. Radell was a credit strategist from 2003 to 2004 before becoming a CoreAlpha Bond Portfolio Manager at BGFA and BGI and prior to that he was employed by Morgan Stanley Asset Management as a credit analyst from 1996 to 2003. Mr. Radell has been one of the Bond Index Portfolio Managers primarily responsible for the day-to-day management of the Bond Index Master Portfolio since April 30, 2009.

Mr. Cramer has been employed as a portfolio manager with BFA and BTC since 2009. Mr. Cramer was a portfolio manager at BGFA and BGI from 2007-2009. Mr. Cramer was employed as a trader with PIMCO, responsible for investment grade corporate trading and strategy from 2005-2007, and as a Portfolio Manager/Trader with Payden & Rygel from 2003-2005. Peter earned a BA in Economics and Psychology from Claremont McKenna College and is a CFA charterholder. Mr. Cramer has been one of the Bond Index Portfolio Managers primarily responsible for the day-to-day management of the Bond Index Master Portfolio since September 2009.

BlackRock S&P 500 Stock Fund

The members of the Portfolio Management Team for the S&P 500 Stock Master Portfolio that have the most significant day-to-day management responsibility are: Diane Hsiung, Greg Savage, Edward Corallo, Christopher Bliss and Jennifer Hsui.

Diane Hsiung is employed as a senior portfolio manager at BFA and BTC since 2009. Ms. Hsiung was previously a senior portfolio manager with BGI and BGFA from 2007 to 2009 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been one of the S&P 500 Stock Master Portfolio Managers primarily responsible for the day-to-day management of the S&P 500 Stock Master Portfolio since January 2008.

Greg Savage, CFA is employed as a senior portfolio manager at BFA and BTC since 2009. Mr. Savage was previously a senior portfolio manager for BGFA and BGI from 2006 to 2009 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been one of the S&P 500 Stock Master Portfolio Managers primarily responsible for the day-to-day management of the S&P 500 Stock Master Portfolio since January 2008.

Edward Corallo is employed as the head of portfolio management in the Index Equity Group at BFA and BTC since 2009. Previously, Mr. Corallo was the head of portfolio management in the Index Equity Group at BGI and BGFA from 2007 to 2009. Prior to that time, he was a senior portfolio manager for BGFA and BGI from 2001 to 2007. Mr. Corallo has been one of the S&P 500 Stock Master Portfolio Managers primarily responsible for the day-to-day management of the S&P 500 Stock Master Portfolio since May 2009.

Christopher Bliss, CFA is employed as a senior portfolio manager at BFA and BTC since 2009. Mr. Bliss previously was a senior portfolio manager for BGI 2005 to 2009 and a portfolio manager for BGI from 2004 to 2005. Mr. Bliss has been one of the S&P 500 Stock Master Portfolio Managers primarily responsible for the day-to-day management of the S&P 500 Stock Master Portfolio since May 2009.

Jennifer Hsui is employed as a senior portfolio manager at BFA and BTC since 2009. Ms. Hsui was previously a senior portfolio manager for BGI 2007 to 2009 and a portfolio manager for BGI from 2006 to 2007. Prior to joining BGI, Ms. Hsui was a research analyst for RBC Capital Markets from 2003 to 2006. Ms. Hsui has been one of the S&P 500

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Stock Master Portfolio Managers primarily responsible for the day-to-day management of the S&P 500 Stock Master Portfolio since May 2009.

The Funds’ SAI provides additional information about the compensation of the above-listed members of the Portfolio Management Teams, other accounts they manage and their ownership of shares of the Funds that invest in the Master Portfolios for which they are members of the Portfolio Management Team.

Administrative Services

BTC provides the following services, among others, as the Funds’ administrator:

¡	Supervise the Funds’ administrative operations;

¡	Provide or cause to be provided management reporting and treasury administration services;

¡	Financial reporting;

¡	Legal, blue sky and tax services;

¡	Preparation of proxy statements and shareholder reports; and

¡	Engaging and supervising shareholder servicing agents (the “Shareholder Servicing Agents”) on behalf of the Funds.

BTC is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of each Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds’ Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

The Funds have adopted a plan (the “Plan”) that allows each Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (such as BlackRock, PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch & Co, Inc. (“Merrill Lynch”), Bank of America Corporation (“BAC”), Barclays Capital and their respective affiliates) (each a “Financial Intermediary”) for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition to, rather than in lieu of, shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees a Fund pays to State Street Bank and Trust Company (“State Street”), BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BlackRock or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock and its affiliates may compensate affiliated and unaffiliated financial intermediaries for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock and its affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock or its affiliates. For more information, see the SAI.

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Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Fund shares, you must:

¡	Invest through an employer-sponsored or individual retirement savings plan;

¡	Invest the proceeds rolled over from such retirement savings plan into an individual retirement account;

¡	Maintain an account with State Street, the Funds’ custodian, transfer agent and dividend disbursing agent, or with one of the Funds’ Shareholder Servicing Agents; or

¡

Initially invest a minimum of $1 million directly through State Street (in certain situations this minimum initial investment may be reduced or waived; please contact your Shareholder Servicing Agent or State Street for more information).

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Fund shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

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Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through an IRA, your IRA trustee or custodian is responsible for properly transmitting your purchase order to State Street. Your plan or IRA may impose an earlier deadline for purchase or redemption orders than the Funds, as described below. If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street.

¡

Tax-deferred investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the Funds, as described below.

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Qualified buyer. Invest through an account set up with State Street or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.

¡	Direct buyer. See the “Special Instructions for Direct Buyers” section of this Prospectus.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the Funds are open (a “Business Day”) to purchase shares at that day’s net asset value (“NAV”). Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and any day on which the NYSE is closed for regular trading.

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Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

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Plan participant and tax-deferred investor. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

¡	Qualified buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

¡	Direct buyer. See the “Special Instructions for Direct Buyers” section of this Prospectus.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, by such closing time) on any Business Day to sell shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven days after the sale. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

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Special Instructions for Direct Buyers

A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.

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To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day. State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.[1]

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To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

State Street Bank and Trust Company

ABA # 011000028

Attn: Transfer Agent

Account # DDA 00330860

For Further Credit to: BlackRock Funds III

Shareholder Account Name:

Shareholder Account Number:

Fund Numbers:

1062 (BlackRock Bond Index Fund)

1072 (BlackRock S&P 500 Stock Fund)

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To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund’s number and your account and taxpayer identification numbers. All account signatories must sign the order.

¡	A direct buyer can ask State Street to wire proceeds directly to its designated bank account.[2]

¡

When a direct buyer purchases Fund shares and then quickly sells (e.g., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

(1)

The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

(2)

To help prevent fraud, if you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

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Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund’s NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each Fund’s NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds’ SAI includes a description of the methods for valuing the Master Portfolios’ investments, including a description of the circumstances in which the Master Portfolios’ investments would be valued using fair value pricing and the effects of using fair value pricing.

Fund Distributions

The BlackRock S&P 500 Stock Fund makes distributions of its net investment income to investors every quarter. The BlackRock Bond Index Fund makes distributions of its net investment income to shareholders every month. The Funds distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional Shares of that Fund, unless you have elected to receive distribution payments in cash.

Frequent Trading in Fund Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund’s investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

Each Fund invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing. The Bond Index Master Portfolio’s Board of Trustees has adopted a policy pursuant to which BTC monitors for possible market timing activity in the Bond Index Master Portfolio. Due to the complexity and subjectivity involved in identifying market timing activity, there can be no assurance that BTC will identify all trades and trading practices that are market timing activity. BTC, however, monitors aggregate trades and seeks to work with intermediaries to address potential market timing activity that has a significant effect on the performance of the Bond Index Master Portfolio, and restrict or eliminate such activity where possible. The Bond Index Master Portfolio’s Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Bond Index Master Portfolio are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Bond Index Master Portfolio’s investment strategies.

The S&P 500 Stock Master Portfolio’s Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the S&P 500 Stock Master Portfolio invests primarily in equity securities that are valued as of the same time that the net asset value of the S&P 500 Stock Master Portfolio is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the S&P 500 Stock Master Portfolio’s holdings and the reflection of that change in the S&P 500 Stock Master Portfolio’s net asset values. The S&P 500 Stock Master Portfolio’s Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the S&P 500 Stock Master Portfolio are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the S&P 500 Stock Master Portfolio’s investment strategies.

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The Funds may from time to time implement various methods that the Funds believe are appropriate to deter market timing, frequent trading or other activity that may be detrimental to the Funds or long-term investors in the Funds. There is no assurance that any such methods will prevent such detrimental trading activity.

The Funds’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the Funds.

BTC’s ability to monitor trades that are placed by participants in plans that are shareholders in the Funds or other shareholders in the Funds that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BTC does not receive transaction information showing individual investment decisions. Upon request by the Funds, intermediaries are required to provide certain transaction information that may enable the Funds to identify trading activity that is potentially harmful to the Funds. The Funds may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the Funds determine are appropriate. Intermediaries’ ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

Taxes

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund’s net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the Fund’s distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Distributions from the Funds generally are taxable as follows:

Distribution Type	Tax Status
Qualified dividend income	Qualified dividend income(1)(2)
Other income	Ordinary income(2)
Short-term capital gain	Ordinary income
Long-term capital gain	Long-term capital gain(3)

(1)

If you are an individual, your distributions attributable to the Fund’s qualified dividend income generally are taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Distributions of the BlackRock Bond Index Fund are not expected to be attributable to qualified dividend income. Absent further legislation, the reduced rates of tax for qualified dividend income will expire after December 31, 2010.

(2)

A portion of distributions paid to corporate shareholders of the BlackRock S&P 500 Stock Fund may qualify for the dividends-received deduction available to corporations, but none of the distributions of the BlackRock Bond Index Fund is expected to qualify for such deductions.

(3)

An individual’s net long-term capital gain currently is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.

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In addition, if you sell your Fund shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed:

Transaction	Tax Status
You sell shares owned for more than one year	Long-term capital gain or loss
You sell shares owned for one year or less	Short-term capital gain or loss

If you buy a Fund’s shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of a Fund that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Fund sells the appreciated securities and distributes the realized gain on the sale. Each Fund has built up, or has the potential to build up, high levels of unrealized appreciation in its investments.

After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) plan or IRA, will be different. For example, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code of 1986, as amended, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales of Fund shares. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses

Feeder funds, including the Funds, bear their respective Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its Master Portfolio if it believes doing so is in the best interests of the Fund’s shareholders. If the Board of Trustees decides to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including

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BlackRock and PNC, and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock’s significant shareholders, Merrill Lynch Inc. and its affiliates, including BAC (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Funds and BFA to the extent permitted under the Investment Company Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Entity having positions that are adverse to those of the Funds.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Entity may compete with the Funds for appropriate investment opportunities. As a result of this and several other factors, the results of the Funds’ investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Funds may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Funds. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including Entities may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Entities in connection with the Funds’ portfolio investment transactions.

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Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an Affiliate of BFA to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations. BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website. BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

23

Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the shares of each Fund for the past five years. Certain information reflects financial results for a single share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-882-0052 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

BlackRock Bond Index Fund

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008		Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$9.74		$9.59	$9.64	$9.93	$10.02

Income from investment operations:
Net investment income	0.47		0.48	0.46	0.44	0.45
Net realized and unrealized gain (loss)	0.09		0.19	(0.02)	(0.23)	(0.05)

Total from investment operations	0.56		0.67	0.44	0.21	0.40

Less distributions from:
Net investment income	(0.48)		(0.52)	(0.49)	(0.50)	(0.49)
Return of capital	(0.00	)(a)	–	–	–	–

Total distributions	(0.48)		(0.52)	(0.49)	(0.50)	(0.49)

Net asset value, end of year	$9.82		$9.74	$9.59	$9.64	$9.93

Total return	5.91%		7.16%	4.76%	2.12%	4.05%

Ratios/Supplemental data:
Net assets, end of year (000s)	$132,997		$111,847	$103,592	$203,771	$217,013
Ratio of expenses to average net assets(b)	0.23%		0.23%	0.23%	0.23%	0.23%
Ratio of expenses to average net assets prior to expense reductions	0.26%		0.28%	0.26%	n/a	n/a
Ratio of net investment income to average net assets(b)	4.84%		5.00%	4.83%	4.42%	4.34%
Portfolio turnover rate(c)	89%		61%	57%	76%	148%

(a)	Rounds to less than $0.01.
(b)	These ratios include the Fund’s share of net expenses charged to the corresponding Master Portfolio.
(c)	Represents the portfolio turnover rate of the Fund’s corresponding Master Portfolio.

24

BlackRock S&P 500 Stock Fund

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$175.47	$169.53	$150.07	$145.95	$134.74

Income from investment operations:
Net investment income	3.28	3.14	3.04	2.66	3.51
Net realized and unrealized gain (loss)	(67.60)	5.94	20.11	4.07	10.69

Total from investment operations	(64.32)	9.08	23.15	6.73	14.20

Less distributions from:
Net investment income	(3.27)	(3.14)	(3.68)	(2.61)	(2.99)
Return of capital	(0.03)	–	(0.01)	–	–

Total distributions	(3.30)	(3.14)	(3.69)	(2.61)	(2.99)

Net asset value, end of year	$107.85	$175.47	$169.53	$150.07	$145.95

Total return	(37.01)%	5.39%	15.60%	4.72%	10.67%

Ratios/Supplemental data:
Net assets, end of year (000s)	$169,425	$330,892	$270,407	$308,836	$440,365
Ratio of expenses to average net assets(a)	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expense reductions	0.21%	0.21%	0.21%	n/a	n/a
Ratio of net investment income to average net assets(a)	2.16%	1.83%	1.78%	1.69%	1.63%
Portfolio turnover rate(b)	8%	7%	14%	10%	14%

(a)	These ratios include the Fund’s share of net expenses charged to the corresponding Master Portfolio.
(b)	Represents the portfolio turnover rate of the Fund’s corresponding Master Portfolio.

25

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge,

upon request by calling the number below. For more detailed

information about BlackRock Funds III and the Funds, you may request a copy of the SAI. The SAI provides information about the

Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual or semi-annual reports to shareholders. In the

Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the

Funds’ performance during the last fiscal year.

If you have any questions about the Funds or you wish to obtain the

SAI or semi-annual or annual reports free of charge, please:

Call: 1-800-882-0052 (toll-free)

Monday through Friday

8:30 a.m. to 6:30 p.m. (Eastern Time)

Write: BlackRock Funds III

c/o SEI Investments Distribution Co.

One Freedom Valley Drive, Oaks, PA 19456

The Funds do not have a fund website, but the Funds’ annual and semi-annual shareholder reports, prospectus and SAI are available free of charge online at the SEC’s website www.sec.gov.

Information about a Fund (including its SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and

information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.

20549-1520.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this

Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-07332

For more information call

1-800-882-0052 (toll-free)

MF-P-BSP-1209

BlackRock

BlackRock Funds III

Prospectus

May 1, 2009 (as revised December 1, 2009)

LIFEPATH® PORTFOLIOS

Class I Shares

LifePath® Retirement

LifePath 2020®

LifePath 2030®

LifePath 2040®

LifePath® 2050

The first mutual funds designed to offer individual investors comprehensive asset allocation strategies that adjust over time.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

LifePath® is a registered servicemark of BlackRock Institutional Trust Company, N.A. and the LifePath Products are covered by U.S. Patents 5,812,987 and

6,336,102.

BLACKROCK

i

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Overview

Introduction

The LifePath Portfolios1 are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the LifePath Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of equity securities, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase. BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Master Portfolios.

Which LifePath Portfolio to Consider

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year — a “target year” when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your “target year.” If you expect to retire in the year 2023, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

(1)	For simplicity’s sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears under the heading “Shareholder Information — Master/Feeder Mutual Fund Structure” in this Prospectus.
*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

LifePath® Portfolios — How They Work

Note: The above chart is for illustrative purposes only and does not represent the actual allocation percentages of the LifePath Portfolios.

The chart shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

¡	Each LifePath Portfolio’s investment strategy derives from the risk tolerance of average investors with a particular time horizon.

¡

Each LifePath Portfolio’s time horizon is based on the year in its name, except for the LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

2

Investment Objectives

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor’s time horizon marks the point when the investor plans to start making net withdrawals from his or her investments. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, which affects the targeted risk level of the LifePath Portfolio and, in turn, its asset allocation.

Specifically:

¡	LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

¡	LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

¡	LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

¡	LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

¡	LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Each LifePath Portfolio’s investment objective may be changed by the LifePath Portfolio’s Board of Trustees without shareholder approval.

3

Summary of Principal Investment Strategies

Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of short-term loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons.

¡

LifePath Retirement Portfolio is designed for investors seeking current income and moderate long-term growth of capital. As of March 31, 2009, the LifePath Retirement Portfolio held approximately 38% of its assets in Underlying Funds that invest primarily in equity securities, 62% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Because the LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the LifePath Retirement Portfolio’s risk profile.

¡

LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2009, LifePath 2020 Portfolio held approximately 61% of its assets in Underlying Funds that invest primarily in equity securities, 39% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

¡

LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2009, the LifePath 2030 Portfolio held approximately 76% of its assets in Underlying Funds that invest primarily in equity securities, 24% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

¡

LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2009, the LifePath 2040 Portfolio held approximately 89% of its assets in Underlying Funds that invest primarily in equity securities, 11% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

¡

LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of March 31, 2009, the LifePath 2050 Portfolio held approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, that allocation will become more conservative and have lower expected returns.

When a LifePath Portfolio reaches its stated time horizon and enters its most conservative phase — e.g., the LifePath 2020 Portfolio — the allocation of its assets is expected to be similar to that of the LifePath Retirement Portfolio. Such LifePath Portfolio and the LifePath Retirement Portfolio may then continue to operate as separate funds or, subject to approval by the LifePath Portfolios’ Board of Trustees, they may be merged into a single fund.

4

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios’ performance could trail that of other investments.

Each LifePath Portfolio has a different level of risk.

The value of your investment is subject to equity securities market risk, which means the price of the equity securities in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates; credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer’s real or apparent ability to meet its financial obligations; extension risk, which is the risk that borrowers may extend the prepayment of their mortgages or loans for longer periods than expected, thereby affecting the security’s average life and, potentially, its yield; and prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security’s average life and, potentially, its yield. The risk of default and price volatility of high yield securities is greater than the risk usually associated with higher-rated securities.

Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than investments in securities traded in the U.S. markets. These risks are greater for investments in foreign securities issued by companies or sovereign entities in emerging market countries.

The allocation of each LifePath Portfolio’s assets is managed using a quantitative model that has been developed based on a number of factors. Neither the LifePath Portfolios nor BFA can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The value of your investment is also subject to passive investment risk, security selection risk and concentration risk. Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid. This is known as passive investment risk. In the case of the Underlying Funds where BFA does select securities based on its analysis, these funds are subject to the risk that security selection will contribute to underperformance. Concentration risk is the risk that an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence in that industry or group of industries.

The value of your investment is subject to real estate investment risk, which includes many of the same risks associated with the direct ownership of real estate.

Investments in derivatives by certain Underlying Funds are subject to special risks and considerations. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.

Certain Underlying Funds are also subject to market trading risks due to their shares being listed and traded on securities exchanges (including potential halts in trading or a fluctuation in trading price in accordance with changes in net asset value), and tracking error risk, in that the return of an Underlying Fund that seeks to track an index may deviate from the return of such index.

5

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall portfolio performance.

An investment in a LifePath Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Returns

Total Returns

The bar charts and table in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for Class I of each LifePath Portfolio for each of the last ten calendar years. The average annual total return table compares the average annual total returns (before and after taxes) of Class I of each LifePath Portfolio to those of a corresponding index for various periods of time. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included “tactical,” or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios’ respective holdings were rebalanced among asset classes from monthly to quarterly.

How the LifePath Portfolios performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

LifePath Retirement Portfolio – Class I

Year-by-Year Returns (Years ended December 31)

The best calendar quarter return during the years shown above was 7.22% in the 2nd quarter of 2003; the worst was -7.80% in the 4th quarter of 2008.

6

LifePath 2020 Portfolio – Class I

Year-by-Year Returns (Years ended December 31)

The best calendar quarter return during the years shown above was 11.35% in the 2nd quarter of 2003; the worst was -14.21% in the 4th quarter of 2008.

LifePath 2030 Portfolio – Class I

Year-by-Year Returns (Years ended December 31)

The best calendar quarter return during the years shown above was 13.45% in the 2nd quarter of 2003; the worst was -17.90% in the 4th quarter of 2008.

7

LifePath 2040 Portfolio – Class I

Year-by-Year Returns (Years ended December 31)

The best calendar quarter return during the years shown above was 16.35% in the 4th quarter of 1999; the worst was -20.80% in the 4th quarter of 2008.

LifePath 2050 Portfolio – Class I

The LifePath 2050 Portfolio commenced operations on June 30, 2008. Because the LifePath 2050 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

8

Average Annual Total Returns

for the Periods ended December 31, 2008

Class I Shares(1)

	1 Year	5 Years	10 Years	Since Inception(2)
LifePath Retirement Portfolio
Return Before Taxes	-15.04%	1.40%	2.88%	4.76%
Return After Taxes on Distributions(3)	-15.87%	0.18%	1.43%	3.13%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-9.55%	0.71%	1.76%	3.24%
LifePath Retirement Portfolio Custom Benchmark(4)(5)	-14.53%	2.42%	3.91%	5.83%

LifePath 2020 Portfolio
Return Before Taxes	-25.42%	0.28%	0.95%	5.73%
Return After Taxes on Distributions(3)	-25.86%	-0.41%	-0.01%	4.53%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-16.11%	0.10%	0.49%	4.50%
LifePath 2020 Portfolio Custom Benchmark(4)(5)	-25.39%	1.13%	2.01%	6.25%

LifePath 2030 Portfolio
Return Before Taxes	-31.03%	-0.57%	0.07%	5.77%
Return After Taxes on Distributions(3)	-31.31%	-1.42%	-1.07%	4.52%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-19.77%	-0.47%	-0.15%	4.68%
LifePath 2030 Portfolio Custom Benchmark(4)(5)	-31.34%	0.12%	1.03%	5.99%

LifePath 2040 Portfolio
Return Before Taxes	-35.40%	-1.44%	-0.88%	5.72%
Return After Taxes on Distributions(3)	-35.58%	-1.80%	-1.60%	4.79%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-22.63%	-1.12%	-0.79%	4.81%
LifePath 2040 Portfolio Custom Benchmark(4)(5)	-36.01%	-0.80%	0.14%	5.90%

LifePath 2050 Portfolio
Return Before Taxes	N/A	N/A	N/A	-32.18%
Return After Taxes on Distributions(3)	N/A	N/A	N/A	-32.27%
Return After Taxes on Distributions and Sale of Fund Shares(3)	N/A	N/A	N/A	-20.81%
LifePath 2050 Portfolio Custom Benchmark(4)(5)	N/A	N/A	N/A	-32.47%

S&P 1500 Index(5)	-36.72%	-1.89%	-0.76%	N/A
Barclays Capital U.S. Aggregate Bond Index(5)(6)	5.24%	4.65%	5.63%	N/A
MSCI All Country World Index ex US IMI Index(5)	-45.98%	2.62%	2.26%	N/A
MSCI All Country World Index ex USA(5)	-45.53%	2.56%	1.90%	N/A
Citigroup 3-Month Treasury Bill Index(5)	1.81%	3.10%	3.30%	N/A
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)(5)(6)	-2.35%	4.07%	6.79%	N/A
FTSE EPRA/NAREIT Global Real Estate Index(5)	-47.72%	1.96%	N/A	N/A
Cohen & Steers Realty Majors Index(5)	-40.93%	1.17%	N/A	N/A

9

(1)

Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included “tactical,” or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios’ respective holdings were rebalanced among asset classes from monthly to quarterly.

(2)

The inception date of the Class I Shares of the LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio and LifePath 2040 Portfolio is March 1, 1994. The inception date of the Class I Shares of the LifePath 2050 Portfolio is June 30, 2008. The returns for the Class I Shares of the LifePath 2050 Portfolio are not annualized. The inception date of the LifePath Retirement Portfolio Custom Benchmark, LifePath 2020 Portfolio Custom Benchmark, LifePath 2030 Portfolio Custom Benchmark and LifePath 2040 Portfolio Custom Benchmark is March 1, 1994. The inception date of the LifePath 2050 Portfolio Custom Benchmark is June 30, 2008.

(3)

After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). A LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

(4)

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of December 31, 2008, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, Barclays Capital U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), MSCI All Country World Index ex US IMI Index and FTSE EPRA/NAREIT Global Real Estate Index. The MSCI All Country World Index ex US IMI Index replaced the MSCI All Country World Index ex USA Index on July 1, 2008. The FTSE EPRA/NAREIT Global Real Estate Index replaced the Cohen & Steers Realty Majors Index on July 1, 2008.

(5)	Reflects no deductions for fees, expenses or taxes.
(6)

Effective November 3, 2008, the names of the noted indexes changed from the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. Treasury TIPS Index to the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), respectively.

BFA and BlackRock Institutional Trust Company, N.A. (“BTC”)* have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or LifePath Portfolio. When they do so, the applicable LifePath Portfolio’s operating expenses are reduced so that the LifePath Portfolio’s total return is increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable LifePath Portfolio’s total return would be lower.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class I Shares of a LifePath Portfolio. The expenses are deducted from each LifePath Portfolio’s assets, which means you pay them indirectly. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Class I Shares that would be in addition to the fees and expenses shown here.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class I Shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests:

Annual Class Operating Expenses as a Percentage of Average Net Assets

(Expenses that are Deducted from Class Assets)

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Management fees(1)	0.35%	0.35%	0.35%	0.35%	0.35%
Other expenses (Administration fees; Independent Expenses(2))	0.51%	0.50%	0.51%	0.51%	0.51%
Acquired fund fees and expenses (Underlying Funds)(3)	0.34%	0.35%	0.35%	0.35%	0.42%
Total annual class operating expenses(1)(2)(3)	1.20%	1.20%	1.21%	1.21%	1.28%
Less fee waivers and/or expense reimbursements(1)(2)	0.35%	0.35%	0.36%	0.36%	0.43%
Net expenses(1)(2)(4)	0.85%	0.85%	0.85%	0.85%	0.85%

(1)

BFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through December 1, 2011 (the “contractual waiver”).

(2)

“Independent Expenses” consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class I Shares of the LifePath Portfolios. BTC and BFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class I Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through December 1, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. For the LifePath 2050 Portfolio, other expenses are based on estimated amounts for 2009.

(3)

Acquired fund fees and expenses (Underlying Funds) reflect each LifePath Portfolio’s pro rata share of the fees and expenses incurred by investing in the Underlying Funds. For the LifePath 2050 Portfolio, these fees and expenses are based on estimated amounts for 2009.

(4)

The LifePath Portfolios’ service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

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Example

The example below is intended to help you compare the cost of investing in Class I Shares of the LifePath Portfolios with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Class I Shares of each LifePath Portfolio over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BFA and BTC are in effect until December 1, 2011.

The LifePath Portfolios do not charge a sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

	1 Year	3 Years	5 Years	10 Years
LifePath Retirement Portfolio	$87	$271	$553	$1,356
LifePath 2020 Portfolio	$87	$271	$553	$1,356
LifePath 2030 Portfolio	$87	$271	$555	$1,364
LifePath 2040 Portfolio	$87	$271	$555	$1,364
LifePath 2050 Portfolio	$87	$271	N/A	N/A

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A Further Discussion of Principal Investment Strategies

Introduction

Each LifePath Portfolio pursues a common strategy of allocating and reallocating its assets among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater potential to achieve higher returns over the long-term but have a greater risk of short-term loss. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios’ combined Statement of Additional Information (“SAI”).

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility, but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its “retirement phase” and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio’s assets will continue to be allocated to Underlying Funds that are equity and bond funds, in addition to Underlying Funds that are money market funds.

In determining the allocation of assets to the Underlying Funds, BFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio’s asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the “Further Discussion of Principal Risk Factors” section of this Prospectus. The investment model adjusts each LifePath Portfolio’s risk level by gradually making it more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

The Underlying Funds

Two of the Underlying Funds — the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the “Underlying Master Portfolios”) — are diversified portfolios of Master Investment Portfolio (“MIP”). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on

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proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return.

The remaining Underlying Funds, other than the BlackRock Cash Funds: Institutional (the “Underlying Money Market Fund”) are exchange-traded funds (“ETFs”) that are part of the iShares family of funds (“Underlying iShares Funds”). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund’s portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below:

Active Stock Master Portfolio

Seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Standard & Poor’s S&P 500 Index. BFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company’s financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BFA considers risk parameters in deciding upon the Active Stock Master Portfolio’s aggregate holdings, and factors trading costs into its stock selection process.

CoreAlpha Bond Master Portfolio

Seeks to provide a combination of income and capital growth. BFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BFA’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BlackRock Cash Funds: Institutional

Seeks a high level of income consistent with liquidity and the preservation of capital. The BlackRock Cash Funds: Institutional invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. The BlackRock Cash Funds: Institutional also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National

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Mortgage Association (“Fannie Mae”), U.S. and foreign bank obligations, corporate obligations, repurchase agreements and asset-backed securities.

Underlying iShares Funds

In managing each of the Underlying iShares Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.

iShares S&P 500 Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The component stocks are weighted according to the float-adjusted market value of their outstanding shares.

iShares S&P MidCap 400 Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 Index have a market capitalization between $1.5 billion and $5.5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

iShares S&P SmallCap 600 Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 Index have a market capitalization between $300 million and $2 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

iShares S&P National AMT-Free Municipal Bond Fund(1)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the municipal bond sector of the U.S. as defined by the S&P National AMT-Free Municipal Bond Index. The S&P National AMT-Free Municipal Bond Index measures the performance of the investment-grade segment of the U.S. municipal bond market. As of March 31, 2009, there were 523 issues in the S&P National AMT-Free Municipal Bond Index.

iShares S&P North American Natural Resources Sector Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector IndexTM. The S&P North American Natural Resources Sector IndexTM measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada, and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.

(1)	Effective August 14, 2009, the name of the fund changed from the iShares S&P National Municipal Bond Fund to the iShares S&P National AMT-Free Municipal Bond Fund to reflect changes in the name of the fund’s corresponding underlying index from S&P National Municipal Bond Index to S&P National AMT-Free Municipal Bond Index.

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iShares Russell Midcap Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap® Index. The Russell Midcap® Index measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap® Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index.

iShares Russell 2000 Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000® Index. The Russell 2000® Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000® Index is a float-adjusted, capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index.

iShares Cohen & Steers Realty Majors Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Cohen & Steers Index”). The Cohen & Steers Index consists of selected U.S. REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index.

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund(2)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index measures the stock performance of companies engaged in the ownership and development of the Canadian, European, Middle East and Asian real estate markets. As of March 31, 2009, the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index was comprised of stocks of companies in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

iShares MSCI Canada Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index developed by MSCI, Inc. (“MSCI”). The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

iShares MSCI EAFE Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE® Index. The MSCI EAFE® Index has been developed by MSCI as an equity benchmark for its international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

(2)	Effective March 23, 2009, the name of the fund changed from the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund to the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund to reflect changes in the name of the fund’s corresponding underlying index from FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index to FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index.

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iShares MSCI EAFE Small Cap Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index targets 40% of the eligible small-capitalization universe in each industry group of each country represented by the MSCI EAFE® Index. The MSCI EAFE® Index includes securities from Europe, Australasia and the Far East. MSCI defines the small-capitalization universe as all listed securities that have a market capitalization between $200 million and $1,500 million (which may fluctuate depending on the overall level of the equity markets). In addition to this capitalization range, MSCI uses a specialized framework of foreign inclusion factors to adjust the market capitalization of securities for free float available to foreign investors.

iShares MSCI Emerging Markets Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. As of March 31, 2009, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Columbia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares funds that invest in securities in the MSCI Emerging Markets Index. BFA will not charge advisory fees on that portion of the iShares MSCI Emerging Markets Index Fund’s assets invested in shares of other iShares funds.

iShares Barclays 1-3 Year Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. investment-grade credit sector of the bond market as defined by the Barclays Capital U.S. 1-3 Year Credit Bond Index. The Barclays Capital U.S. 1-3 Year Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

iShares Barclays 1-3 Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 1-3 Year Treasury Bond Index. The Barclays Capital U.S. 1-3 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

iShares Barclays 3-7 Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 3-7 Year Treasury Bond Index. The Barclays Capital U.S. 3-7 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

iShares Barclays 7-10 Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 7-10 Year Treasury Bond Index. The Barclays Capital U.S. 7-10 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

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iShares Barclays 10-20 Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 10-20 Year Treasury Bond Index. The Barclays Capital U.S. 10-20 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.

iShares Barclays 20+ Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 20+ Year Treasury Bond Index. The Barclays Capital U.S. 20+ Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years.

iShares Barclays Aggregate Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment-grade bond market as defined by the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Capital Index”). The Barclays Capital Index measures the performance of the U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Capital Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Barclays Capital Index. The Barclays Capital Index is market capitalization weighted and the securities in the Barclays Capital Index are updated on the last calendar day of each month.

iShares Barclays Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment-grade credit sector of the United States bond market as defined by the Barclays Capital U.S. Credit Bond Index. The Barclays Capital U.S. Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year.

iShares Barclays Government/Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment-grade corporate sectors of the bond market as defined by the Barclays Capital U.S. Government/Credit Bond Index. The Barclays Capital U.S. Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year.

iShares Barclays Intermediate Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. investment-grade credit sector of the bond market as defined by the Barclays Capital U.S. Intermediate Credit Bond Index. The Barclays Capital U.S. Intermediate Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

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iShares Barclays Intermediate Government/Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment-grade corporate sectors of the bond market as defined by the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years.

iShares Barclays MBS Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment-grade agency mortgage-backed securities sector of the U.S. as defined by the Barclays Capital U.S. MBS Index. The Barclays Capital U.S. MBS Index measures the performance of investment-grade mortgage-backed pass-through securities of the Government National Mortgage Association, Fannie Mae and the Federal Home Loan Mortgage Corporation.

iShares Barclays Short Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Short Treasury Bond Index. The Barclays Capital U.S. Short Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

iShares Barclays TIPS Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L). The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.”

(3)	Effective December 8, 2008, the names of the funds changed from the iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and iShares Lehman TIPS Bond Fund to the iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and iShares Barclays TIPS Bond Fund, respectively, to reflect changes in the names of the funds’ corresponding underlying indexes from Lehman Brothers 1-3 Year U.S. Credit Index, Lehman Brothers 1-3 Year U.S. Treasury Index, Lehman Brothers 3-7 Year U.S. Treasury Index, Lehman Brothers 7-10 Year U.S. Treasury Index, Lehman Brothers 10-20 Year U.S. Treasury Index, Lehman Brothers 20+ Year U.S. Treasury Index, Lehman Brothers U.S. Aggregate Index, Lehman Brothers U.S. Credit Index, Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Intermediate U.S. Credit Index, Lehman Brothers Intermediate U.S. Government/ Credit Index, Lehman Brothers U.S. MBS Index, Lehman Brothers Short U.S. Treasury Index and Lehman Brothers U.S. Treasury TIPS Index to Barclays Capital U.S. 1-3 Year Credit Bond Index, Barclays Capital U.S. 1-3 Year Treasury Bond Index, Barclays Capital U.S. 3-7 Year Treasury Bond Index, Barclays Capital U.S. 7-10 Year Treasury Bond Index, Barclays Capital U.S. 10-20 Year Treasury Bond Index, Barclays Capital U.S. 20+ Year Treasury Bond Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Credit Bond Index, Barclays Capital U.S. Government/Credit Bond Index, Barclays Capital U.S. Intermediate Credit Bond Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index, Barclays Capital U.S. MBS Index, Barclays Capital U.S. Short Treasury Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), respectively.

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iShares JPMorgan USD Emerging Markets Bond Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index. The JPMorgan EMBI Global Core Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries.

iShares iBoxx $ High Yield Corporate Bond Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. dollar high yield corporate bond market as defined by the iBoxx® $ Liquid High Yield Index. The iBoxx® $ Liquid High Yield Index is a rules-based index consisting of the most liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the International Index Company Limited (“IIC”). The iBoxx® $ Liquid High Yield Index is designed to provide a broad representation of the U.S. dollar-denominated high yield corporate bond market. There is no limit to the number of issues in the iBoxx® $ Liquid High Yield Index.

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2009. BFA allocates each Master Portfolio’s assets among the Underlying Funds based on the Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time:

Underlying Funds

(as of March 31, 2009)

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
CAPITAL GROWTH
Master Investment Portfolio—Active Stock Master Portfolio	19.08%	31.27%	38.76%	44.87%	45.73%
iShares S&P MidCap 400 Index Fund	4.67%	5.90%	6.79%	7.46%	10.81%
iShares S&P SmallCap 600 Index Fund	2.34%	2.87%	3.26%	3.65%	5.34%
iShares MSCI EAFE Index Fund	7.70%	12.41%	15.12%	17.39%	20.34%
iShares Cohen & Steers Realty Majors Index Fund	0.49%	1.38%	1.94%	2.39%	1.76%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	1.01%	2.77%	3.76%	4.65%	3.72%
iShares MSCI Emerging Markets Index Fund	2.32%	3.71%	4.56%	5.26%	6.01%
iShares MSCI Canada Index Fund	0.77%	1.25%	1.57%	1.87%	2.10%
iShares MSCI EAFE Small Cap Index Fund	0.85%	1.38%	1.76%	1.94%	2.27%
CAPITAL GROWTH AND INCOME
Master Investment Portfolio—CoreAlpha Bond Master Portfolio	51.29%	31.36%	19.06%	8.95%	0.89%
iShares Barclays TIPS Bond Fund	9.11%	5.40%	3.14%	1.21%	N/A
INCOME
BlackRock Cash Funds: Institutional—SL Agency Shares	0.37%	0.30%	0.28%	0.36%	1.03%

Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “S&P 500 IndexTM,” “S&P MidCap 400 IndexTM,” “S&P SmallCap 600 IndexTM,” “S&P National AMT-Free Municipal Bond Index,” and “the S&P North American Natural Resources Sector IndexTM” are trademarks of Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.) licensed for use for certain purposes by BTC. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and iShares S&P North American Natural Resources Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in iShares.

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“iBoxx® $ Liquid High Yield Index” is a trademark of IIC licensed for use for certain purposes by BTC. The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC, and IIC makes no representation regarding the advisability of investing in iShares.

“FTSE,” “EPRA,” “NAREIT” and “FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index” are marks that have been licensed for use for certain purposes by BTC. The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the “FTSE Licensor Parties”) and the FTSE Licensor Parties make no representation regarding the advisability of investing in iShares.

“JPMorgan” and “JPMorgan EMBI Global Core Index” are trademarks of JPMorgan Chase & Co.© (“JPMorgan”) licensed for use for certain purposes by BTC. The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan, and JPMorgan makes no representation regarding the advisability of investing in iShares.

“Cohen & Steers” and “Cohen & Steers Realty Majors Index” are trademarks of Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) licensed for use for certain purposes by BTC. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

“Barclays Capital,” “Barclays Capital U.S. 1-3 Year Credit Bond Index,” “Barclays Capital U.S. 1-3 Year Treasury Bond Index,” “Barclays Capital U.S. 3-7 Year Treasury Bond Index,” “Barclays Capital U.S. 7-10 Year Treasury Bond Index,” “Barclays Capital U.S. 10-20 Year Treasury Bond Index,” “Barclays Capital U.S. 20+ Year Treasury Bond Index,” “Barclays Capital U.S. Aggregate Bond Index,” “Barclays Capital U.S. Credit Bond Index,” “Barclays Capital U.S. Government/Credit Bond Index,” “Barclays Capital U.S. Intermediate Credit Bond Index,” “Barclays Capital U.S. Intermediate Government/Credit Bond Index,” “Barclays Capital U.S. MBS Index,” “Barclays Capital U.S. Short Treasury Bond Index,” and the “Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)” (collectively referred to as the “iShares Bond Fund Indexes”) are trademarks of Barclays Capital Inc. (“Barclays Capital”) and have been licensed for use for certain purposes by BTC. The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund are not sponsored or endorsed by Barclays Capital, and Barclays Capital does not make any representations or warranties, expressed or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital. Neither BTC nor BFA has or will have a role in maintaining the iShares Bond Fund Indexes.

“MSCI Canada IndexSM,” “MSCI EAFE® Index” and “MSCI Emerging Markets IndexSM” are servicemarks and “MSCI EAFE Small Cap Index” is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BTC. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of investing in iShares.

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A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in the “Summary of Principal Risk Factors” section of this Prospectus, the LifePath Portfolios have the following risks:

General

The net asset value of each LifePath Portfolio’s shares (“NAV”) is neither insured nor guaranteed, is not fixed and will fluctuate.

General Risks Applicable to the LifePath Portfolios

Equity Securities Market Risks

The risks of investing in the equity securities market include both short-term and prolonged price declines. The value of an equity security may decline in value due to factors affecting equity securities markets generally or particular industries represented in the markets. Equity securities may underperform fixed-income investments and securities market indexes that track other markets, segments and sectors. Equity securities of mid- to small-cap companies tend to present greater risks than equity securities of large-cap companies because they are generally more volatile and can be less liquid.

Bond Investment Risks

The risks of fixed-income investing include short-term and prolonged price declines because of a rise in interest rates, issuer quality considerations and other economic considerations; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk

Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. There is the chance that any of an Underlying Fund’s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing an Underlying Fund’s income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government.

Interest Rate Risk

Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. If prices throughout the economy were to decline over time, resulting in “deflation,” the principal and income of inflation-protected bonds held by an Underlying Fund would likely decline in price, which would result in losses for the Underlying Fund. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages and asset-backed securities represent interests in or instruments backed by a pool of loans secured by other assets. Mortgage-backed securities and asset-backed securities are also subject to prepayment risk and extension risk. Prepayment risk is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Underlying Fund to have to

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reinvest in securities with a lower yield. Extension risk is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply. Both prepayment risk and extension risk may result in a decline to the Underlying Funds’ income.

High Yield Securities Risk

High yield securities risk is the risk that securities that are rated below investment-grade (commonly referred to as “junk bonds,” include those bonds rated lower than “BBB-” by S&P, a division of The McGraw-Hill Companies, Inc. and Fitch Rating Service Inc. or “Baa3” by Moody’s® Investor’s Services, Inc.) or are unrated but judged by an Underlying Fund to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

Non-U.S. Securities Risks

Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and abrupt changes in stock prices. As a result of Underlying Funds’ investing in non-U.S. securities, the Fund may be subject to the risks listed below. These risks may decrease the value of your investment:

¡	Lower levels of liquidity and market efficiency;

¡	Greater securities price volatility;

¡	Exchange rate fluctuations and exchange controls;

¡	Less availability of public information about issuers;

¡	Imposition of withholding or other taxes;

¡	Imposition of restrictions on the expatriation of funds or other assets of the Underlying Fund;

¡	Higher transaction and custody costs and delays in settlement procedures;

¡	Difficulties in enforcing contractual obligations;

¡	Substantial government involvement in the economy;

¡	Higher rates of inflation;

¡	Greater social, economic and political uncertainty, the risk of nationalization or expropriation of assets and risk of war;

¡	Lower levels of regulation of the securities markets;

¡	Different accounting, disclosure and reporting requirements; and

¡

Legal principles relating to corporate governance, director’s fiduciary duties and liabilities and stockholder’s rights in markets in which the Underlying Funds invest may differ and/or may not be as extensive or protective as those that apply in the United States.

Investments in non-U.S. securities may be made by an Underlying Fund directly or through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs are receipts for shares of non-U.S. stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. ADRs reduce some of the risks of foreign investing because a large, liquid market generally exists

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and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in non-U.S. bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

Emerging Markets Risk

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

Model Risk

Although the quantitative model used to manage the Master Portfolios’ assets has been developed and refined over many years, neither the Master Portfolios nor BFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks, nor can the Master Portfolios or BFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

Real Estate Investment Risk

Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

Derivatives

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Passive Investment Risk

Because BFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

Security Selection Risk

For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BFA bases security selection on its analysis of securities and therefore each of these Master Portfolios is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

Securities Lending Risk

The LifePath Portfolios may also lend portfolio securities to borrowers that provide collateral at least equal to the current market value of the securities loaned, plus accrued interest or dividends. BTC acts as securities lending agent for, and is compensated by, the LifePath Portfolios. Securities lending collateral is generally reinvested in a joint account or money market funds, including those advised by BFA. Risks related to securities lending include operational, credit, legal, counterparty and market risk, as well as investment risks related to the collateral and risk of loss if the collateral is liquidated.

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Concentration Risk

To the extent that an underlying index of an Underlying iShares Fund is concentrated in the securities of companies, a particular market industry, group of industries, sector or asset class countries, regions or groups of countries, that Underlying iShares Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class country, region or group of countries.

Market Trading Risks

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Tracking Error Risk

Imperfect correlation between an Underlying iShares Fund’s securities and those in its underlying index, rounding of prices, changes to the underlying index and regulatory requirements, may cause “tracking error,” which is measured as the divergence of the Underlying iShares Fund’s performance from that of its underlying index. Tracking error also may result because an Underlying iShares Fund incurs fees and expenses while its underlying index does not incur the same expenses.

For a description of the LifePath Portfolios’ policies and procedures with respect to disclosure of their Master Portfolios’ portfolio holdings, and a further discussion of the LifePath Portfolios’ investments and risks, please refer to the LifePath Portfolios’ SAI.

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Management of the LifePath Portfolios

Investment Adviser

Each LifePath Portfolio is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a Master Portfolio advised by BFA. BFA manages the investing of the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios’ Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive an annual advisory fee of 0.35% of each Master Portfolio’s average daily net assets.

For its services to the Underlying Funds, BFA receives fees that differ from the fees described for the LifePath Portfolios in this Prospectus. BFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios. For those services, BFA receives investment advisory fees from the Underlying Funds. In addition, BFA provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory and administration fees, if any, paid by the Underlying Funds to BFA and BTC, respectively, through December 1, 2011.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). Based on June 30, 2009 figures, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios’ Board of Trustees’ approval of the investment advisory agreements with BFA is available in each LifePath Portfolio’s semi-annual report for the six-month period ending June 30.

Portfolio Managers

Dagmar Nikles, Leslie Gambon and Alan Mason (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Master Portfolios and act collaboratively on all aspects concerning the Master Portfolios. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Ms. Nikles has been employed as a member of the asset allocation portfolio management team at BFA and BTC since December 2009. From July 2003 to November 2009, Ms. Nikles was a member of the asset allocation portfolio management team at Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”). From September 2002 to June 2003, Ms. Nikles was pursuing her Financial Risk Manager certification. Ms. Nikles has been a one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since June 2005.

Ms. Gambon has been employed as a member of the asset allocation portfolio management team at BFA and BTC since December 2009. From April 2007 to November 2009, Ms. Gambon was a member of the asset allocation portfolio management at BGFA and BGI. Prior to becoming a member of the asset allocation portfolio management team, Ms. Gambon was an Active Equity Product Manager with BGI from 2001 to 2004 and in October 2004 became Head of

26

Defined Contribution Portfolio Management at BGI. Ms. Gambon has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007.

Mr. Mason has been employed by BFA and BTC since December 2009. Mr. Mason is responsible for multi-asset class solutions for institutional clients. From 1991 to 2009, Mr. Mason served a variety of roles at BGFA and BGI, including eight years devoted to the development of transition management products. Mr. Mason has been one of the Portfolio Managers primarily responsible for the day-to-day management of the LifePath Master Portfolios since September 2009.

The LifePath Portfolios’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the LifePath Portfolios that invest in the Master Portfolios for which they are Portfolio Managers.

Administrative Services

BTC provides the following services, among others, as the LifePath Portfolios’ administrator:

¡	Supervise the LifePath Portfolios’ administrative operations;

¡	Provide or cause to be provided management reporting and treasury administration services;

¡	Financial reporting;

¡	Legal, blue sky and tax services;

¡	Preparation of proxy statements and shareholder reports; and

¡	Engaging and supervising shareholder servicing agents (the “Shareholder Servicing Agents”) on behalf of the LifePath Portfolios.

BTC is entitled to receive fees for these services at the annual rate of 0.50% of the average daily net assets of the Class I Shares of each LifePath Portfolio. In addition to performing these services, BTC has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the LifePath Portfolios’ Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

The LifePath Portfolios have adopted a plan (the “Plan”) that allows each LifePath Portfolio to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (such as BlackRock, PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch & Co, Inc. (“Merrill Lynch”), Bank of America Corporation (“BAC”), Barclays Capital and their respective affiliates) (each a “Financial Intermediary”) for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a LifePath Portfolio’s shares. Because the fees paid by the LifePath Portfolios under the Plan are paid out of LifePath Portfolio assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to, rather than in lieu of, shareholder servicing fees that a LifePath Portfolio may pay to a Financial Intermediary pursuant to a Plan and fees a LifePath Portfolio pays to State Street Bank and Trust Company (“State Street”), BlackRock, on behalf of a LifePath Portfolio, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the LifePath Portfolio will pay a Financial Intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of LifePath Portfolio shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BlackRock or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock and its affiliates may compensate affiliated and unaffiliated financial

27

intermediaries for these other services to the LifePath Portfolios and shareholders. These payments would be in addition to the LifePath Portfolio payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock and its affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a LifePath Portfolio to you. Please contact your Financial Intermediary for details about payments it may receive from a LifePath Portfolio or from BlackRock or its affiliates. For more information, see the SAI.

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase LifePath Portfolio Class I Shares, you must:

¡	Invest through an employer-sponsored or individual retirement savings plan;

¡	Invest the proceeds rolled over from such retirement savings plan into an IRA;

¡	Maintain an account with State Street Bank, the LifePath Portfolios’ custodian, transfer agent and dividend disbursing agent, or with one of the LifePath Portfolios’ Shareholder Servicing Agents; or

¡

Initially invest a minimum of $1 million directly through State Street (in certain situations this minimum initial investment may be reduced or waived; please contact your Shareholder Servicing Agent or State Street for more information).

The LifePath Portfolios offer other classes of shares (Class R Shares and Class S Shares) with different features and expense levels, which you may be eligible to buy. Please see the LifePath Portfolios’ Class R Shares and Class S Shares prospectuses for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Class I Shares that differ from those of the LifePath Portfolios, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

¡

Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.

¡

Tax-deferred investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the LifePath Portfolios, as described below.

¡

Qualified buyer. Invest through an account set up with State Street or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.

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¡	Direct buyer. See the “Special Instructions for Direct Buyers” section of this Prospectus.

You may buy LifePath Portfolio shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the LifePath Portfolios are open (a “Business Day”) to purchase shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are generally closed on weekends and any day on which the NYSE is closed.

Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the LifePath Portfolio has not received full payment.

How to Sell Shares

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Plan participant and tax-deferred investor. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

¡	Qualified buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

¡	Direct buyer. See the “Special Instructions for Direct Buyers” section of this Prospectus.

You may sell LifePath Portfolio shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any Business Day to sell shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio’s shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Direct Buyers

A direct buyer who has established an account with a LifePath Portfolio can add to or redeem from that account by phone or through the mail.

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To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day. State Street will employ procedures designed to confirm that your order is valid. These may include

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asking for identifying information and recording the phone call. Neither State Street nor the LifePath Portfolios may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.1

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To invest by mail, make your check payable to the LifePath Portfolio of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the LifePath Portfolio’s Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

State Street Bank and Trust Company

ABA # 011000028

Attn: Transfer Agent

Account # DDA 00330860

For Further Credit to: BlackRock Funds III

Shareholder Account Name:

Shareholder Account Number:

LifePath Portfolio Share Class Numbers:

1002 (LifePath Retirement Portfolio - Class I)

1022 (LifePath 2020 Portfolio - Class I)

1032 (LifePath 2030 Portfolio - Class I)

1042 (LifePath 2040 Portfolio - Class I)

1051 (LifePath 2050 Portfolio - Class I)

¡

To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your LifePath Portfolio’s Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

¡	A direct buyer can ask State Street to wire proceeds directly to its designated bank account.[2]

¡

When a direct buyer purchases LifePath Portfolio shares and then quickly sells (e.g., sells before clearance of the purchase check), the LifePath Portfolio may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

(1)

The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

(2)

To help prevent fraud, if you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

Calculating the LifePath Portfolios’ Share Price

Each LifePath Portfolio’s share price (also known as a LifePath Portfolio’s NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent.

Each LifePath Portfolio’s NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each LifePath Portfolio’s NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios’ SAI includes a description of the methods for valuing the Master Portfolios’ investments, including a description of the circumstances in which the Master Portfolios’ investments would be valued using fair value pricing and the effects of using fair value pricing.

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LifePath Portfolio Distributions

The LifePath Portfolios distribute their net investment income to shareholders quarterly. The LifePath Portfolios distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class I Shares of your LifePath Portfolio, unless you have elected to receive distribution payments in cash.

Frequent Trading in LifePath Portfolio Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund’s investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

Each LifePath Portfolio invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the LifePath Portfolios have each considered the issues of frequent trading and market timing.

The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios’ holdings are valued as of the same time that the net asset value of the Master Portfolios is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios’ holdings and the reflection of that change in the Master Portfolios’ respective net asset values. The Master Portfolios’ Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios’ investment strategies.

The LifePath Portfolios’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios’ investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.

BTC’s ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BTC does not receive transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries are required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries’ ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

The LifePath Portfolios may from time to time implement various methods that the LifePath Portfolios believe are appropriate to deter market timing, frequent trading or other activity that may be detrimental to the LifePath Portfolios or long-term investors in the LifePath Portfolios. There is no assurance that any such methods will prevent such detrimental trading activity.

Taxes

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the LifePath

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Portfolios and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your LifePath Portfolio’s net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional LifePath Portfolio shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the LifePath Portfolio’s distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Distributions from the LifePath Portfolios generally are taxable as follows:

Distribution Type	Tax Status
Qualified dividend income	Qualified dividend income(1)(2)
Other income	Ordinary income(2)
Short-term capital gain	Ordinary income
Long-term capital gain	Long-term capital gain(3)

(1)

If you are an individual, your distributions attributable to the LifePath Portfolio’s qualified dividend income generally are taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, the reduced rates of tax for qualified dividend income will expire after December 31, 2010.

(2)	A portion of distributions paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.
(3)

An individual’s net long-term capital gain currently is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.

In addition, if you sell your LifePath Portfolio shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed:

Transaction	Tax Status
You sell shares owned for more than one year	Long-term capital gain or loss
You sell shares owned for one year or less	Short-term capital gain or loss

If you buy a LifePath Portfolio’s shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of a LifePath Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the LifePath Portfolio sells the appreciated securities and distributes the realized gain on the sale. The LifePath Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

After the end of each year, the LifePath Portfolios will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the LifePath Portfolios if you fail to provide the LifePath Portfolios with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.

Tax considerations for tax-exempt or foreign investors or those holding LifePath Portfolio shares through a tax-deferred account, such as a 401(k) plan or IRA, will be different. For example, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code of 1986, as amended, generally are not subject to U.S. federal income tax on LifePath Portfolio dividends or distributions or on sales of LifePath Portfolio shares. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

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Master/Feeder Mutual Fund Structure

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

Feeder Fund Expenses

Feeder funds, including the LifePath Portfolios, bear their respective Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the LifePath Portfolios’ Board of Trustees retains the right to withdraw a LifePath Portfolio’s assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio’s shareholders. If the Board of Trustees decides to withdraw a LifePath Portfolio’s assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

Fund of Funds

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock and PNC, and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock significant shareholders, Merrill Lynch and its affiliates, including BAC (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the LifePath Portfolios. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the LifePath Portfolios directly and indirectly invest. Thus, it is likely that the LifePath Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the LifePath Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the LifePath Portfolios, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the LifePath Portfolios and BFA to the extent permitted under the Investment Company Act. The trading activities of these

33

Entities are carried out without reference to positions held directly or indirectly by the LifePath Portfolios and may result in an Entity having positions that are adverse to those of the LifePath Portfolios.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the LifePath Portfolios. As a result, an Entity may compete with the LifePath Portfolios for appropriate investment opportunities. As a result of this and several other factors, the results of the LifePath Portfolios’ investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the LifePath Portfolios could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The LifePath Portfolios may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the LifePath Portfolios. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the LifePath Portfolios.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including Entities may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The LifePath Portfolios’ activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the LifePath Portfolios may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The LifePath Portfolios also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the LifePath Portfolios or who engage in transactions with or for the LifePath Portfolios, and may receive compensation for such services. The LifePath Portfolios may also make brokerage and other payments to Entities in connection with the LifePath Portfolios’ portfolio investment transactions.

Under a securities lending program approved by the LifePath Portfolios’ Board of Trustees, the LifePath Portfolios have retained an Affiliate of BFA to serve as the securities lending agent for the LifePath Portfolios to the extent that the LifePath Portfolios participate in the securities lending program. For these services, the lending agent may receive a fee from the LifePath Portfolios, including a fee based on the returns earned on the LifePath Portfolios’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the LifePath Portfolios may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Anti-Money Laundering Requirements

The LifePath Portfolios are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a LifePath Portfolio may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The LifePath Portfolios reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the LifePath Portfolio to verify their identity. Each LifePath Portfolio also reserves the right to redeem any amounts in a LifePath Portfolio from persons whose identity it is unable to verify on a timely basis. It is the LifePath Portfolios’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

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BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations. BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website. BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the Class I Shares of each LifePath Portfolio for the past five years or, if shorter, the period of the LifePath Portfolio’s operations. Certain information reflects financial results for a single Class I Share of each LifePath Portfolio. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class I Shares of a given LifePath Portfolio, assuming reinvestment of all distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the LifePath Portfolios’ financial statements, is included in the LifePath Portfolios’ annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-882-0052 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

LifePath Retirement Portfolio — Class I Shares

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$11.46	$11.59	$11.22	$11.18	$11.03

Income from investment operations:
Net investment income	0.37	0.39	0.39	0.30	0.20
Net realized and unrealized gain (loss)	(2.06)	0.12	0.58	0.17	0.49

Total from investment operations	(1.69)	0.51	0.97	0.47	0.69

Less distributions from:
Net investment income	(0.31)	(0.37)	(0.39)	(0.33)	(0.24)
Net realized gain	(0.04)	(0.27)	(0.21)	(0.10)	(0.30)

Total distributions	(0.35)	(0.64)	(0.60)	(0.43)	(0.54)

Net asset value, end of year	$9.42	$11.46	$11.59	$11.22	$11.18

Total return	(15.04)%	4.50%	8.80%	4.32%	6.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$92,717	$136,923	$91,518	$99,349	$90,871
Ratio of expenses to average net assets(a)	0.76%	0.77%	0.78%	0.81%	0.82%
Ratio of expenses to average net assets prior to expense reductions	1.11%	1.12%	1.13%	1.15%	1.10%
Ratio of net investment income to average net assets(a)	3.29%	3.43%	3.28%	2.72%	1.92%
Portfolio turnover rate(b)	11%	6%	10%	11%	138%

(a)	These ratios include net expenses charged to the corresponding Master Portfolio.
(b)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.

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LifePath 2020 Portfolio — Class I Shares

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$16.98	$17.48	$15.85	$15.19	$14.13

Income from investment operations:
Net investment income	0.44	0.45	0.40	0.30	0.21
Net realized and unrealized gain (loss)	(4.67)	0.14	1.64	0.68	1.09

Total from investment operations	(4.23)	0.59	2.04	0.98	1.30

Less distributions from:
Net investment income	(0.31)	(0.44)	(0.41)	(0.32)	(0.24)
Net realized gain	(0.12)	(0.65)	—	—	—

Total distributions	(0.43)	(1.09)	(0.41)	(0.32)	(0.24)

Net asset value, end of year	$12.32	$16.98	$17.48	$15.85	$15.19

Total return	(25.42)%	3.34%	13.01%	6.54%	9.27%

Ratios/Supplemental data:
Net assets, end of year (000s)	$432,717	$781,519	$598,633	$578,497	$446,486
Ratio of expenses to average net assets(a)	0.73%	0.74%	0.75%	0.78%	0.79%
Ratio of expenses to average net assets prior to expense reductions	1.07%	1.08%	1.08%	1.12%	1.07%
Ratio of net investment income to average net assets(a)	2.65%	2.52%	2.37%	2.01%	1.49%
Portfolio turnover rate(b)	13%	7%	16%	17%	140%

(a)	These ratios include net expenses charged to the corresponding Master Portfolio.
(b)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.

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LifePath 2030 Portfolio — Class I Shares

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$16.19	$16.90	$15.39	$14.87	$14.13

Income from investment operations:
Net investment income	0.35	0.34	0.32	0.24	0.19
Net realized and unrealized gain (loss)	(5.29)	0.11	1.99	0.88	1.32

Total from investment operations	(4.94)	0.45	2.31	1.12	1.51

Less distributions from:
Net investment income	(0.25)	(0.35)	(0.36)	(0.26)	(0.19)
Net realized gain	(0.08)	(0.81)	(0.44)	(0.34)	(0.58)

Total distributions	(0.33)	(1.16)	(0.80)	(0.60)	(0.77)

Net asset value, end of year	$10.92	$16.19	$16.90	$15.39	$14.87

Total return	(31.03)%	2.64%	15.12%	7.63%	10.78%

Ratios/Supplemental data:
Net assets, end of year (000s)	$315,028	$564,348	$408,564	$352,800	$265,166
Ratio of expenses to average net assets(a)	0.72%	0.73%	0.74%	0.76%	0.78%
Ratio of expenses to average net assets prior to expense reductions	1.06%	1.07%	1.08%	1.10%	1.06%
Ratio of net investment income to average net assets(a)	2.29%	2.10%	1.95%	1.69%	1.37%
Portfolio turnover rate(b)	13%	7%	22%	24%	138%

(a)	These ratios include net expenses charged to the corresponding Master Portfolio.
(b)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.

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LifePath 2040 Portfolio — Class I Shares

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$20.32	$20.90	$18.18	$17.03	$15.47

Income from investment operations:
Net investment income	0.35	0.34	0.31	0.21	0.21
Net realized and unrealized gain (loss)	(7.45)	0.08	2.76	1.18	1.55

Total from investment operations	(7.10)	0.42	3.07	1.39	1.76

Less distributions from:
Net investment income	(0.26)	(0.35)	(0.35)	(0.24)	(0.20)
Net realized gain	(0.08)	(0.65)	—	—	—

Total distributions	(0.34)	(1.00)	(0.35)	(0.24)	(0.20)

Net asset value, end of year	$12.88	$20.32	$20.90	$18.18	$17.03

Total return	(35.40)%	2.03%	16.97%	8.24%	11.43%

Ratios/Supplemental data:
Net assets, end of year (000s)	$248,491	$383,391	$278,716	$221,359	$125,063
Ratio of expenses to average net assets(a)	0.69%	0.72%	0.73%	0.76%	0.78%
Ratio of expenses to average net assets prior to expense reductions	1.04%	1.06%	1.07%	1.09%	1.06%
Ratio of net investment income to average net assets(a)	2.02%	1.71%	1.62%	1.45%	1.15%
Portfolio turnover rate(b)	14%	8%	29%	38%	147%

(a)	These ratios include net expenses charged to the corresponding Master Portfolio.
(b)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.

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LifePath 2050 Portfolio — Class I Shares

Financial Highlights

(For a share outstanding throughout the period)

	Period from Jun. 30, 2008(a) to Dec. 31, 2008
Net asset value, beginning of period	$20.00

Income from investment operations:
Net investment income	0.10
Net realized and unrealized loss	(6.52)

Total from investment operations	(6.42)

Less distributions from:
Net investment income	(0.09)
Net realized gain	(0.00	)(b)
Return of capital	(0.03)

Total distributions	(0.12)

Net asset value, end of period	$13.46

Total return	(32.18	)%(c)

Ratios/Supplemental data:
Net assets, end of period (000s)	$444
Ratio of expenses to average net assets(d)(e)	0.68%
Ratio of expenses to average net assets prior to expense reductions(e)	12.80%
Ratio of net investment income to average net assets(d)(e)	2.14%
Portfolio turnover rate(f)	0	%(g)

(a)	Commencement of operations.
(b)	Rounds to less than $0.01.
(c)	Not annualized.
(d)	These ratios include net expenses charged to the corresponding Master Portfolio.
(e)	Annualized for periods of less than one year.
(f)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.
(g)	Rounds to less than 1%.

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Disclaimers

The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the “Trust”) or to any member of the public regarding the advisability of investing in securities generally or in shares of the Trust (as used in these Disclaimers, “shares”) or the ability of the Standard & Poor’s Indexes to track general stock performance. Standard & Poor’s only relationship to the Trust, BTC or BFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor’s and of the Standard & Poor’s Indexes, which are determined, composed, and calculated by Standard & Poor’s without regard to the Trust, BTC or BFA. Standard & Poor’s has no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor’s Indexes. Standard & Poor’s is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor’s does not guarantee the accuracy or the completeness of the Standard & Poor’s Indexes or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares, or any other person or entity from the use of the Standard & Poor’s Indexes or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor’s Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Standard & Poor’s Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor’s and BTC and BFA.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the “iShares Russell Funds”) are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares or to any member of the public regarding the advisability of investing in securities generally or in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group’s only relationship to the Trust, BTC or BFA is the licensing of certain trademarks, service marks, and trade names of Russell Investment Group’s and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BTC or BFA. Russell Investment Group has no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BTC , BFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BTC and BFA.

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The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BTC, BFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan’s only relationship to the Trust, BTC, or BFA is the licensing of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BTC, or BFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of Trust, BTC, or BFA or the owners of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares JPMorgan USD Emerging Markets Bond Fund to be issued or in the determination or calculation of the equation by which the iShares JPMorgan USD Emerging Markets Bond Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. The JPMorgan EMBI Global Core Index and the iShares JPMorgan USD Emerging Markets Bond Fund are provided “as is” with any and all faults. JPMorgan does not guarantee the availability, sequence, timeliness, quality, accuracy and/or the completeness of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund and/or any data included therein, or otherwise obtained by the Trust, BTC, BFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund, or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein, or otherwise obtained by the Trust, BTC, BFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. There are no representations or warranties which extend beyond the description on the face of this document, if any. All warranties and representations of any kind with regard to the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund, are disclaimed including any implied warranties of merchantability, quality, accuracy, fitness for a particular purpose and/or against infringement and/or warranties as to any results to be obtained by and/or from the use of the JPMorgan EMBI Global Core Index and/or the

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iShares JPMorgan USD Emerging Markets Bond Fund. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect, or consequential damages, including lost profits, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of owning or trading in the iShares iBoxx $ High Yield Corporate Bond Fund, investing in securities generally, or the ability of the iBoxx $ Liquid High Yield Index to track the appropriate bond market performance. IIC’s only relationship to the Trust, BTC or BFA is the licensing of certain trademarks, servicemarks and trade names of the iShares iBoxx $ High Yield Corporate Bond Fund, which is determined, composed and calculated by IIC or its agents without regard to BTC, BFA or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BTC, BFA, or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination or timing of prices, or quantities of shares to be listed or in the determination or calculation of the redemption price per share, or the determination of the representative sampling of bonds used by the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund or shares of the Fund. IIC does not guarantee the accuracy and/or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein. IIC expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. IIC makes no warranty, express or implied, as to the results to be obtained by BTC and BFA, the iShares iBoxx $ High Yield Corporate Bond Fund or owners of the shares of the Fund, or any other person or entity, from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between IIC and BTC and BFA.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by the FTSE Licensor Parties. The FTSE Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund particularly or the ability of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index to track general stock market performance. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks, trade names, and service marks of FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which are determined, composed and calculated by FTSE without regard to the Trust, BTC, and BFA. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between FTSE and

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BTC and BFA. None of the FTSE Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person therein.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the “iShares MSCI Index Funds”) are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BTC, BFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by BTC, BFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the “Barclays Capital Funds”) are not sponsored, endorsed or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of owning or trading in the Barclays Capital Funds. The Barclays Capital Funds’ underlying indexes (the “Underlying Indexes”) are determined, composed and calculated by Barclays Capital without regard to the iShares Trust or the owners of shares of the Barclays Capital Funds. Barclays Capital has no obligation to take the needs of BFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of iShares Trust or the marketing or trading of shares of the Barclays Capital Funds. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BTC and BFA or owners of shares of the Barclays Capital Funds, or any other person or entity, from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or

44

implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.

BFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BFA shall have no liability for any errors, omissions, or interruptions therein.

BFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge,

upon request by calling the number below. For more detailed

information about BlackRock Funds III and the LifePath Portfolios,

you may request a copy of the SAI. The SAI provides information about the LifePath Portfolios and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the LifePath Portfolios’ investments is available in the LifePath Portfolios’ annual or semi-annual reports to shareholders. In the LifePath Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifePath Portfolios’ performance during the last fiscal year.

If you have any questions about the LifePath Portfolios or you wish to obtain the SAI or semi-annual or annual reports free of charge,

please:

Call: 1-800-882-0052 (toll-free)

Monday through Friday

8:30 a.m. to 6:30 p.m. (Eastern Time)

Write: BlackRock Funds III

c/o SEI Investments Distribution Co.

One Freedom Valley Drive, Oaks, PA 19456

The LifePath Portfolios do not have a website, but the LifePath

Portfolios’ annual and semi-annual shareholder reports, prospectus and SAI are available free of charge online at the SEC’s website

www.sec.gov.

Information about a LifePath Portfolio (including its SAI) can be reviewed and copied at the SEC’s Public Reference Room in

Washington, D.C., and information on the operation of the Public

Reference Room may be obtained by calling the SEC at

1-202-551-8090. Reports and other information about the LifePath

Portfolios are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained,

after paying a duplicating fee, by electronic request at the following

e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this

Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-07332

For more information call

1-800-882-0052 (toll-free)

MF-P-LPI-1209

BLACKROCK

BlackRock Funds III

Prospectus

May 1, 2009 (as revised December 1, 2009)

LIFEPATH® PORTFOLIOS Class R Shares

LifePath® Retirement LifePath 2020® LifePath 2030® LifePath 2040® LifePath® 2050

The first mutual funds designed to offer individual investors comprehensive asset allocation strategies that adjust over time.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

LifePath® is a registered servicemark of BlackRock Institutional Trust Company,

N.A. and the LifePath Products are covered by U.S. Patents 5,812,987 and

6,336,102.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Overview

Introduction

The LifePath Portfolios1 are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the LifePath Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of equity securities, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase. BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Master Portfolios.

Which LifePath Portfolio to Consider

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year — a “target year” when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your “target year.” If you expect to retire in the year 2023, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

(1)	For simplicity’s sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears under the heading “Shareholder Information — Master/Feeder Mutual Fund Structure” in this Prospectus.
*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

LifePath® Portfolios — How They Work

Note: The above chart is for illustrative purposes only and does not represent the actual allocation percentages of the LifePath Portfolios.

The chart shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

¡	Each LifePath Portfolio’s investment strategy derives from the risk tolerance of average investors with a particular time horizon.

¡

Each LifePath Portfolio’s time horizon is based on the year in its name, except for the LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

2

Investment Objectives

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor’s time horizon marks the point when the investor plans to start making net withdrawals from his or her investments. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, which affects the targeted risk level of the LifePath Portfolio and, in turn, its asset allocation.

Specifically:

¡	LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

¡	LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

¡	LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

¡	LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

¡	LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Each LifePath Portfolio’s investment objective may be changed by the LifePath Portfolio’s Board of Trustees without shareholder approval.

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Summary of Principal Investment Strategies

Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of short-term loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons.

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LifePath Retirement Portfolio is designed for investors seeking current income and moderate long-term growth of capital. As of March 31, 2009, the LifePath Retirement Portfolio held approximately 38% of its assets in Underlying Funds that invest primarily in equity securities, 62% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Because the LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the LifePath Retirement Portfolio’s risk profile.

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LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2009, LifePath 2020 Portfolio held approximately 61% of its assets in Underlying Funds that invest primarily in equity securities, 39% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

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LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2009, the LifePath 2030 Portfolio held approximately 76% of its assets in Underlying Funds that invest primarily in equity securities, 24% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

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LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2009, the LifePath 2040 Portfolio held approximately 89% of its assets in Underlying Funds that invest primarily in equity securities, 11% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

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LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of March 31, 2009, the LifePath 2050 Portfolio held approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, that allocation will become more conservative and have lower expected returns.

When a LifePath Portfolio reaches its stated time horizon and enters its most conservative phase — e.g., the LifePath 2020 Portfolio — the allocation of its assets is expected to be similar to that of the LifePath Retirement Portfolio. Such LifePath Portfolio and the LifePath Retirement Portfolio may then continue to operate as separate funds or, subject to approval by the LifePath Portfolios’ Board of Trustees, they may be merged into a single fund.

4

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios’ performance could trail that of other investments.

Each LifePath Portfolio has a different level of risk.

The value of your investment is subject to equity securities market risk, which means the price of the equity securities in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates; credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer’s real or apparent ability to meet its financial obligations; extension risk, which is the risk that borrowers may extend the prepayment of their mortgages or loans for longer periods than expected, thereby affecting the security’s average life and, potentially, its yield; and prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security’s average life and, potentially, its yield. The risk of default and price volatility of high yield securities is greater than the risk usually associated with higher-rated securities.

Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than investments in securities traded in the U.S. markets. These risks are greater for investments in foreign securities issued by companies or sovereign entities in emerging market countries.

The allocation of each LifePath Portfolio’s assets is managed using a quantitative model that has been developed based on a number of factors. Neither the LifePath Portfolios nor BFA can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The value of your investment is also subject to passive investment risk, security selection risk and concentration risk. Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid. This is known as passive investment risk. In the case of the Underlying Funds where BFA does select securities based on its analysis, these funds are subject to the risk that security selection will contribute to underperformance. Concentration risk is the risk that an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence in that industry or group of industries.

The value of your investment is subject to real estate investment risk, which includes many of the same risks associated with the direct ownership of real estate.

Investments in derivatives by certain Underlying Funds are subject to special risks and considerations. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.

Certain Underlying Funds are also subject to market trading risks due to their shares being listed and traded on securities exchanges (including potential halts in trading or a fluctuation in trading price in accordance with changes in net asset value), and tracking error risk, in that the return of an Underlying Fund that seeks to track an index may deviate from the return of such index.

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The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall portfolio performance.

An investment in a LifePath Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Returns

Total Returns

The bar charts and table in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for Class R of each LifePath Portfolio for each of the last ten calendar years.1 The average annual total return table compares the average annual total returns (before and after taxes) of Class R of each LifePath Portfolio to those of a corresponding index for various periods of time. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included “tactical,” or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios’ respective holdings were rebalanced among asset classes from monthly to quarterly.

How the LifePath Portfolios performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

LifePath Retirement Portfolio — Class R(2)

Year-by-Year Returns (Years ended December 31)

The best calendar quarter return during the years shown above was 11.32% in the 2nd quarter of 2003; the worst was
-7.90% in the 4th quarter of 2008.

(1)

The performance information for the periods from January 1, 1999 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2008 reflects the actual performance of Class R Shares.

(2)

The performance information for the periods from January 1, 1999 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2008 reflects the actual performance of Class R Shares.

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LifePath 2020 Portfolio — Class R(3)

Year-by-Year Returns (Years ended December 31)

The best calendar quarter return during the years shown above was 11.29% in the 2nd quarter of 2003; the worst was
-14.22% in the 4th quarter of 2008.

(3)

The performance information for the periods from January 1, 1999 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2008 reflects the actual performance of Class R Shares.

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LifePath 2030 Portfolio — Class R(4)

Year-by-Year Returns (Years ended December 31)

The best calendar quarter return during the years shown above was 13.38% in the 2nd quarter of 2003; the worst was
-17.93% in the 4th quarter of 2008.

LifePath 2040 Portfolio — Class R(5)

Year-by-Year Returns (Years ended December 31)

The best calendar quarter return during the years shown above was 16.29% in the 4th quarter of 1999; the worst was
-20.88% in the 4th quarter of 2008.

LifePath 2050 Portfolio — Class R

The LifePath 2050 Portfolio commenced operations on June 30, 2008. Because the LifePath 2050 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

(4)

The performance information for the periods from January 1, 1999 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2008 reflects the actual performance of Class R Shares.

(5)

The performance information for the periods from January 1, 1999 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2008 reflects the actual performance of Class R Shares.

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Average Annual Total Returns

for the Periods ended December 31, 2008

Class R Shares(1)

	1 Year	5 Years	10 Years	Since Inception(2)
LifePath Retirement Portfolio
Return Before Taxes	-15.24%	1.13%	2.55%	4.49%
Return After Taxes on Distributions(3)	-16.08%	-0.09%	1.21%	2.93%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-9.68%	0.49%	1.60%	3.02%
LifePath Retirement Portfolio Custom Benchmark(4)(5)	-14.53%	2.42%	3.91%	5.83%

LifePath 2020 Portfolio
Return Before Taxes	-25.57%	0.04%	0.61%	5.46%
Return After Taxes on Distributions(3)	-26.01%	-0.62%	-0.25%	4.33%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-16.21%	-0.08%	0.31%	4.22%
LifePath 2020 Portfolio Custom Benchmark(4)(5)	-25.39%	1.13%	2.01%	6.25%

LifePath 2030 Portfolio
Return Before Taxes	-31.19%	-0.82%	-0.23%	5.54%
Return After Taxes on Distributions(3)	-31.46%	-1.63%	-1.23%	4.38%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-19.89%	-0.67%	-0.28%	4.44%
LifePath 2030 Portfolio Custom Benchmark(4)(5)	-31.34%	0.12%	1.03%	5.99%

LifePath 2040 Portfolio
Return Before Taxes	-35.56%	-1.70%	-1.06%	5.58%
Return After Taxes on Distributions(3)	-35.73%	-2.04%	-1.74%	4.67%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-22.76%	-1.34%	-0.86%	4.62%
LifePath 2040 Portfolio Custom Benchmark(4)(5)	-36.01%	-0.80%	0.14%	5.90%

LifePath 2050 Portfolio
Return Before Taxes	N/A	N/A	N/A	-32.28%
Return After Taxes on Distributions(3)	N/A	N/A	N/A	-32.34%
Return After Taxes on Distributions and Sale of Fund Shares(3)	N/A	N/A	N/A	-20.90%
LifePath 2050 Portfolio Custom Benchmark(4)(5)	N/A	N/A	N/A	-32.47%

S&P 1500 Index(5)	-36.72%	-1.89%	-0.76%	N/A
Barclays Capital U.S. Aggregate Bond Index(5)(6)	5.24%	4.65%	5.63%	N/A
MSCI All Country World Index ex US IMI Index(5)	-45.98%	2.62%	2.26%	N/A
MSCI All Country World Index ex USA(5)	-45.53%	2.56%	1.90%	N/A
Citigroup 3-Month Treasury Bill Index(5)	1.81%	3.10%	3.30%	N/A
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index
(Series-L)(5)(6)	-2.35%	4.07%	6.79%	N/A
FTSE EPRA/NAREIT Global Real Estate Index(5)	-47.72%	1.96%	N/A	N/A
Cohen & Steers Realty Majors Index(5)	-40.93%	1.17%	N/A	N/A

(1)

Performance shown for the periods prior to April 30, 2001 (the date the Class R Shares commenced operations) reflects the performance of the Class I Shares adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 reflects the actual performance of Class R Shares. Effective May 1, 2005, Class R Shares are sold without any sales charges. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included “tactical,” or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios’ respective holdings were rebalanced among asset classes from monthly to quarterly.

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(2)

The inception date of the Class R Shares of the LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio and LifePath 2040 Portfolio is April 30, 2001. The inception date of the Class R Shares of the LifePath 2050 Portfolio is June 30, 2008. The returns for the Class R Shares of the LifePath 2050 Portfolio are not annualized. The inception date of the LifePath Retirement Portfolio Custom Benchmark, LifePath 2020 Portfolio Custom Benchmark, LifePath 2030 Portfolio Custom Benchmark and LifePath 2040 Portfolio Custom Benchmark is March 1, 1994. The inception date of the LifePath 2050 Portfolio Custom Benchmark is June 30, 2008.

(3)

After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). A LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

(4)

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of December 31, 2008, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, Barclays Capital U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), MSCI All Country World Index ex US IMI Index and FTSE EPRA/NAREIT Global Real Estate Index. The MSCI All Country World Index ex US IMI Index replaced the MSCI All Country World Index ex USA Index on July 1, 2008. The FTSE EPRA/NAREIT Global Real Estate Index replaced the Cohen & Steers Realty Majors Index on July 1, 2008.

(5)	Reflects no deductions for fees, expenses or taxes.
(6)

Effective November 3, 2008, the names of the noted indexes changed from the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. Treasury TIPS Index to the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), respectively.

BFA and BlackRock Institutional Trust Company, N.A. (“BTC”)* have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or LifePath Portfolio. When they do so, the applicable LifePath Portfolio’s operating expenses are reduced so that the LifePath Portfolio’s total return is increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable LifePath Portfolio’s total return would be lower.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class R Shares of a LifePath Portfolio. The expenses are deducted from each LifePath Portfolio’s assets, which means you pay them indirectly. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Class R Shares that would be in addition to the fees and expenses shown here.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class R Shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests:

Annual Class Operating Expenses as a Percentage of Average Net Assets

(Expenses that are Deducted from Class Assets)

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Management fees(1)	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution (12b-1) fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other expenses (Administration fees; Independent Expenses(2))	0.51%	0.50%	0.51%	0.51%	0.51%
Acquired fund fees and expenses (Underlying Funds)(3)	0.34%	0.35%	0.35%	0.35%	0.42%
Total annual class operating expenses(1)(2)(3)	1.45%	1.45%	1.46%	1.46%	1.53%
Less fee waivers and/or expense reimbursements(1)(2)	0.35%	0.35%	0.36%	0.36%	0.43%
Net expenses(1)(2)(4)	1.10%	1.10%	1.10%	1.10%	1.10%

(1)

BFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through December 1, 2011 (the “contractual waiver”).

(2)

“Independent Expenses” consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class R Shares of the LifePath Portfolios. BTC and BFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class R Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through December 1, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. For the LifePath 2050 Portfolio, other expenses are based on estimated amounts for 2009.

(3)

Acquired fund fees and expenses (Underlying Funds) reflect each LifePath Portfolio’s pro rata share of the fees and expenses incurred by investing in the Underlying Funds. For the LifePath 2050 Portfolio, these fees and expenses are based on estimated amounts for 2009.

(4)

The LifePath Portfolios’ service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

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Example

The example below is intended to help you compare the cost of investing in Class R Shares of the LifePath Portfolios with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Class R Shares of each LifePath Portfolio over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BFA and BTC are in effect until December 1, 2011.

The LifePath Portfolios do not charge a sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

	1 Year	3 Years	5 Years	10 Years
LifePath Retirement Portfolio	$112	$350	$687	$1,639
LifePath 2020 Portfolio	$112	$350	$687	$1,639
LifePath 2030 Portfolio	$112	$350	$689	$1,648
LifePath 2040 Portfolio	$112	$350	$689	$1,648
LifePath 2050 Portfolio	$112	$350	N/A	N/A

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A Further Discussion of Principal Investment Strategies

Introduction

Each LifePath Portfolio pursues a common strategy of allocating and reallocating its assets among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater potential to achieve higher returns over the long-term but have a greater risk of short-term loss. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios’ combined Statement of Additional Information (“SAI”).

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility, but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its “retirement phase” and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio’s assets will continue to be allocated to Underlying Funds that are equity and bond funds, in addition to Underlying Funds that are money market funds.

In determining the allocation of assets to the Underlying Funds, BFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio’s asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the “Further Discussion of Principal Risk Factors” section of this Prospectus. The investment model adjusts each LifePath Portfolio’s risk level by gradually making it more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

The Underlying Funds

Two of the Underlying Funds — the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the “Underlying Master Portfolios”) — are diversified portfolios of Master Investment Portfolio (“MIP”). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on

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proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return.

The remaining Underlying Funds, other than the BlackRock Cash Funds: Institutional (the “Underlying Money Market Fund”) are exchange-traded funds (“ETFs”) that are part of the iShares family of funds (“Underlying iShares Funds”). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund’s portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below:

Active Stock Master Portfolio

Seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Standard & Poor’s S&P 500 Index. BFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company’s financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BFA considers risk parameters in deciding upon the Active Stock Master Portfolio’s aggregate holdings, and factors trading costs into its stock selection process.

CoreAlpha Bond Master Portfolio

Seeks to provide a combination of income and capital growth. BFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BFA’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BlackRock Cash Funds: Institutional

Seeks a high level of income consistent with liquidity and the preservation of capital. The BlackRock Cash Funds: Institutional invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. The BlackRock Cash Funds: Institutional also may invest in high-quality, short-term U.S.

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and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae”), U.S. and foreign bank obligations, corporate obligations, repurchase agreements and asset-backed securities.

Underlying iShares Funds

In managing each of the Underlying iShares Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.

iShares S&P 500 Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The component stocks are weighted according to the float-adjusted market value of their outstanding shares.

iShares S&P MidCap 400 Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 Index have a market capitalization between $1.5 billion and $5.5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

iShares S&P SmallCap 600 Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 Index have a market capitalization between $300 million and $2 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

iShares S&P National AMT-Free Municipal Bond Fund(1)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the municipal bond sector of the U.S. as defined by the S&P National AMT-Free Municipal Bond Index. The S&P National AMT-Free Municipal Bond Index measures the performance of the investment-grade segment of the U.S. municipal bond market. As of March 31, 2009, there were 523 issues in the S&P National AMT-Free Municipal Bond Index.

iShares S&P North American Natural Resources Sector Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector Index™. The S&P North American Natural Resources Sector Index™ measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada, and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.

(1)	Effective August 14, 2009, the name of the fund changed from the iShares S&P National Municipal Bond Fund to the iShares S&P National AMT-Free Municipal Bond Fund to reflect changes in the name of the fund’s corresponding underlying index from S&P National Municipal Bond Index to S&P National AMT-Free Municipal Bond Index.

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iShares Russell Midcap Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap® Index. The Russell Midcap® Index measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap® Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index.

iShares Russell 2000 Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000® Index. The Russell 2000® Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000® Index is a float-adjusted, capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index.

iShares Cohen & Steers Realty Majors Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Cohen & Steers Index”). The Cohen & Steers Index consists of selected U.S. REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index.

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund(2)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index measures the stock performance of companies engaged in the ownership and development of the Canadian, European, Middle East and Asian real estate markets. As of March 31, 2009, the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index was comprised of stocks of companies in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

iShares MSCI Canada Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index developed by MSCI, Inc. (“MSCI”). The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

iShares MSCI EAFE Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE® Index. The MSCI EAFE® Index has been developed by MSCI as an equity benchmark for its international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

(2)	Effective March 23, 2009, the name of the fund changed from the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund to the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund to reflect changes in the name of the fund’s corresponding underlying index from FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index to FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index.

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iShares MSCI EAFE Small Cap Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index targets 40% of the eligible small-capitalization universe in each industry group of each country represented by the MSCI EAFE® Index. The MSCI EAFE® Index includes securities from Europe, Australasia and the Far East. MSCI defines the small-capitalization universe as all listed securities that have a market capitalization between $200 million and $1,500 million (which may fluctuate depending on the overall level of the equity markets). In addition to this capitalization range, MSCI uses a specialized framework of foreign inclusion factors to adjust the market capitalization of securities for free float available to foreign investors.

iShares MSCI Emerging Markets Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. As of March 31, 2009, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Columbia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares funds that invest in securities in the MSCI Emerging Markets Index. BFA will not charge advisory fees on that portion of the iShares MSCI Emerging Markets Index Fund’s assets invested in shares of other iShares funds.

iShares Barclays 1-3 Year Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. investment-grade credit sector of the bond market as defined by the Barclays Capital U.S. 1-3 Year Credit Bond Index. The Barclays Capital U.S. 1-3 Year Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

iShares Barclays 1-3 Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 1-3 Year Treasury Bond Index. The Barclays Capital U.S. 1-3 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

iShares Barclays 3-7 Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 3-7 Year Treasury Bond Index. The Barclays Capital U.S. 3-7 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

iShares Barclays 7-10 Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 7-10 Year Treasury Bond Index. The Barclays Capital U.S. 7-10 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

iShares Barclays 10-20 Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 10-20 Year Treasury Bond

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Index. The Barclays Capital U.S. 10-20 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.

iShares Barclays 20+ Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 20+ Year Treasury Bond Index. The Barclays Capital U.S. 20+ Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years.

iShares Barclays Aggregate Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment-grade bond market as defined by the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Capital Index”). The Barclays Capital Index measures the performance of the U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Capital Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Barclays Capital Index. The Barclays Capital Index is market capitalization weighted and the securities in the Barclays Capital Index are updated on the last calendar day of each month.

iShares Barclays Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment-grade credit sector of the United States bond market as defined by the Barclays Capital U.S. Credit Bond Index. The Barclays Capital U.S. Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year.

iShares Barclays Government/Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment-grade corporate sectors of the bond market as defined by the Barclays Capital U.S. Government/Credit Bond Index. The Barclays Capital U.S. Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year.

iShares Barclays Intermediate Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. investment-grade credit sector of the bond market as defined by the Barclays Capital U.S. Intermediate Credit Bond Index. The Barclays Capital U.S. Intermediate Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

iShares Barclays Intermediate Government/Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment-grade corporate sectors of the bond market as defined by the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (i.e., U.S. and foreign

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agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years.

iShares Barclays MBS Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment-grade agency mortgage-backed securities sector of the U.S. as defined by the Barclays Capital U.S. MBS Index. The Barclays Capital U.S. MBS Index measures the performance of investment-grade mortgage-backed pass-through securities of the Government National Mortgage Association, Fannie Mae and the Federal Home Loan Mortgage Corporation.

iShares Barclays Short Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Short Treasury Bond Index. The Barclays Capital U.S. Short Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

iShares Barclays TIPS Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L). The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.”

(3)	Effective December 8, 2008, the names of the funds changed from the iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and iShares Lehman TIPS Bond Fund to the iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and iShares Barclays TIPS Bond Fund, respectively, to reflect changes in the names of the funds’ corresponding underlying indexes from Lehman Brothers 1-3 Year U.S. Credit Index, Lehman Brothers 1-3 Year U.S. Treasury Index, Lehman Brothers 3-7 Year U.S. Treasury Index, Lehman Brothers 7-10 Year U.S. Treasury Index, Lehman Brothers 10-20 Year U.S. Treasury Index, Lehman Brothers 20+ Year U.S. Treasury Index, Lehman Brothers U.S. Aggregate Index, Lehman Brothers U.S. Credit Index, Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Intermediate U.S. Credit Index, Lehman Brothers Intermediate U.S. Government/ Credit Index, Lehman Brothers U.S. MBS Index, Lehman Brothers Short U.S. Treasury Index and Lehman Brothers U.S. Treasury TIPS Index to Barclays Capital U.S. 1-3 Year Credit Bond Index, Barclays Capital U.S. 1-3 Year Treasury Bond Index, Barclays Capital U.S. 3-7 Year Treasury Bond Index, Barclays Capital U.S. 7-10 Year Treasury Bond Index, Barclays Capital U.S. 10-20 Year Treasury Bond Index, Barclays Capital U.S. 20+ Year Treasury Bond Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Credit Bond Index, Barclays Capital U.S. Government/Credit Bond Index, Barclays Capital U.S. Intermediate Credit Bond Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index, Barclays Capital U.S. MBS Index, Barclays Capital U.S. Short Treasury Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), respectively.

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iShares JPMorgan USD Emerging Markets Bond Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index. The JPMorgan EMBI Global Core Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries.

iShares iBoxx $ High Yield Corporate Bond Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. dollar high yield corporate bond market as defined by the iBoxx® $ Liquid High Yield Index. The iBoxx® $ Liquid High Yield Index is a rules-based index consisting of the most liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the International Index Company Limited (“IIC”). The iBoxx® $ Liquid High Yield Index is designed to provide a broad representation of the U.S. dollar-denominated high yield corporate bond market. There is no limit to the number of issues in the iBoxx® $ Liquid High Yield Index.

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2009. BFA allocates each Master Portfolio’s assets among the Underlying Funds based on the Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time:

Underlying Funds

(as of March 31, 2009)

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
CAPITAL GROWTH
Master Investment Portfolio—Active Stock Master Portfolio	19.08%	31.27%	38.76%	44.87%	45.73%
iShares S&P MidCap 400 Index Fund	4.67%	5.90%	6.79%	7.46%	10.81%
iShares S&P SmallCap 600 Index Fund	2.34%	2.87%	3.26%	3.65%	5.34%
iShares MSCI EAFE Index Fund	7.70%	12.41%	15.12%	17.39%	20.34%
iShares Cohen & Steers Realty Majors Index Fund	0.49%	1.38%	1.94%	2.39%	1.76%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	1.01%	2.77%	3.76%	4.65%	3.72%
iShares MSCI Emerging Markets Index Fund	2.32%	3.71%	4.56%	5.26%	6.01%
iShares MSCI Canada Index Fund	0.77%	1.25%	1.57%	1.87%	2.10%
iShares MSCI EAFE Small Cap Index Fund	0.85%	1.38%	1.76%	1.94%	2.27%
CAPITAL GROWTH AND INCOME
Master Investment Portfolio—CoreAlpha Bond Master Portfolio	51.29%	31.36%	19.06%	8.95%	0.89%
iShares Barclays TIPS Bond Fund	9.11%	5.40%	3.14%	1.21%	N/A
INCOME
BlackRock Cash Funds: Institutional—SL Agency Shares	0.37%	0.30%	0.28%	0.36%	1.03%

Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “S&P 500 Index™,” “S&P MidCap 400 Index™,” “S&P SmallCap 600 Index™,” “S&P National AMT-Free Municipal Bond Index,” and “the S&P North American Natural Resources Sector Index™” are trademarks of Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.) licensed for use for certain purposes by BTC. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and iShares S&P North American Natural Resources Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in iShares.

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“iBoxx® $ Liquid High Yield Index” is a trademark of IIC licensed for use for certain purposes by BTC. The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC, and IIC makes no representation regarding the advisability of investing in iShares.

“FTSE,” “EPRA,” “NAREIT” and “FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index” are marks that have been licensed for use for certain purposes by BTC. The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the “FTSE Licensor Parties”) and the FTSE Licensor Parties make no representation regarding the advisability of investing in iShares.

“JPMorgan” and “JPMorgan EMBI Global Core Index” are trademarks of JPMorgan Chase & Co.© (“JPMorgan”) licensed for use for certain purposes by BTC. The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan, and JPMorgan makes no representation regarding the advisability of investing in iShares.

“Cohen & Steers” and “Cohen & Steers Realty Majors Index” are trademarks of Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) licensed for use for certain purposes by BTC. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

“Barclays Capital,” “Barclays Capital U.S. 1-3 Year Credit Bond Index,” “Barclays Capital U.S. 1-3 Year Treasury Bond Index,” “Barclays Capital U.S.

3-7 Year Treasury Bond Index,” “Barclays Capital U.S. 7-10 Year Treasury Bond Index,” “Barclays Capital U.S. 10-20 Year Treasury Bond Index,” “Barclays Capital U.S. 20+ Year Treasury Bond Index,” “Barclays Capital U.S. Aggregate Bond Index,” “Barclays Capital U.S. Credit Bond Index,” “Barclays Capital U.S. Government/Credit Bond Index,” “Barclays Capital U.S. Intermediate Credit Bond Index,” “Barclays Capital U.S. Intermediate Government/Credit Bond Index,” “Barclays Capital U.S. MBS Index,” “Barclays Capital U.S. Short Treasury Bond Index,” and the “Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)” (collectively referred to as the “iShares Bond Fund Indexes”) are trademarks of Barclays Capital Inc. (“Barclays Capital”) and have been licensed for use for certain purposes by BTC. The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund are not sponsored or endorsed by Barclays Capital, and Barclays Capital does not make any representations or warranties, expressed or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital. Neither BTC nor BFA has or will have a role in maintaining the iShares Bond Fund Indexes.

“MSCI Canada IndexSM,” “MSCI EAFE® Index” and “MSCI Emerging Markets IndexSM” are servicemarks and “MSCI EAFE Small Cap Index” is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BTC. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of investing in iShares.

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A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in the “Summary of Principal Risk Factors” section of this Prospectus, the LifePath Portfolios have the following risks:

General

The net asset value of each LifePath Portfolio’s shares (“NAV”) is neither insured nor guaranteed, is not fixed and will fluctuate.

General Risks Applicable to the LifePath Portfolios

Equity Securities Market Risks

The risks of investing in the equity securities market include both short-term and prolonged price declines. The value of an equity security may decline in value due to factors affecting equity securities markets generally or particular industries represented in the markets. Equity securities may underperform fixed-income investments and securities market indexes that track other markets, segments and sectors. Equity securities of mid- to small-cap companies tend to present greater risks than equity securities of large-cap companies because they are generally more volatile and can be less liquid.

Bond Investment Risks

The risks of fixed-income investing include short-term and prolonged price declines because of a rise in interest rates, issuer quality considerations and other economic considerations; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk

Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. There is the chance that any of an Underlying Fund’s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing an Underlying Fund’s income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government.

Interest Rate Risk

Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. If prices throughout the economy were to decline over time, resulting in “deflation,” the principal and income of inflation-protected bonds held by an Underlying Fund would likely decline in price, which would result in losses for the Underlying Fund. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages and asset-backed securities represent interests in or instruments backed by a pool of loans secured by other assets. Mortgage-backed securities and asset-backed securities are also subject to prepayment risk and extension risk. Prepayment risk is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Underlying Fund to have to

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reinvest in securities with a lower yield. Extension risk is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply. Both prepayment risk and extension risk may result in a decline to the Underlying Funds’ income.

High Yield Securities Risk

High yield securities risk is the risk that securities that are rated below investment-grade (commonly referred to as “junk bonds,” include those bonds rated lower than “BBB-” by S&P, a division of The McGraw-Hill Companies, Inc. and Fitch Rating Service Inc. or “Baa3” by Moody’s® Investor’s Services, Inc.) or are unrated but judged by an Underlying Fund to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

Non-U.S. Securities Risks

Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and abrupt changes in stock prices. As a result of Underlying Funds’ investing in non-U.S. securities, the Fund may be subject to the risks listed below. These risks may decrease the value of your investment:

¡	Lower levels of liquidity and market efficiency;

¡	Greater securities price volatility;

¡	Exchange rate fluctuations and exchange controls;

¡	Less availability of public information about issuers;

¡	Imposition of withholding or other taxes;

¡	Imposition of restrictions on the expatriation of funds or other assets of the Underlying Fund;

¡	Higher transaction and custody costs and delays in settlement procedures;

¡	Difficulties in enforcing contractual obligations;

¡	Substantial government involvement in the economy;

¡	Higher rates of inflation;

¡	Greater social, economic and political uncertainty, the risk of nationalization or expropriation of assets and risk of war;

¡	Lower levels of regulation of the securities markets;

¡	Different accounting, disclosure and reporting requirements; and

¡

Legal principles relating to corporate governance, director’s fiduciary duties and liabilities and stockholder’s rights in markets in which the Underlying Funds invest may differ and/or may not be as extensive or protective as those that apply in the United States.

Investments in non-U.S. securities may be made by an Underlying Fund directly or through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs are receipts for shares of non-U.S. stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. ADRs reduce some of the risks of foreign investing because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments

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(European and Global Depositary Receipts) are receipts for stock deposited in non-U.S. bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

Emerging Markets Risk

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

Model Risk

Although the quantitative model used to manage the Master Portfolios’ assets has been developed and refined over many years, neither the Master Portfolios nor BFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks, nor can the Master Portfolios or BFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

Real Estate Investment Risk

Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

Derivatives

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Passive Investment Risk

Because BFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

Security Selection Risk

For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BFA bases security selection on its analysis of securities and therefore each of these Master Portfolios is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

Securities Lending Risk

The LifePath Portfolios may also lend portfolio securities to borrowers that provide collateral at least equal to the current market value of the securities loaned, plus accrued interest or dividends. BTC acts as securities lending agent for, and is compensated by, the LifePath Portfolios. Securities lending collateral is generally reinvested in a joint account or money market funds, including those advised by BFA. Risks related to securities lending include operational, credit, legal, counterparty and market risk, as well as investment risks related to the collateral and risk of loss if the collateral is liquidated.

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Concentration Risk

To the extent that an underlying index of an Underlying iShares Fund is concentrated in the securities of companies, a particular market industry, group of industries, sector or asset class countries, regions or groups of countries, that Underlying iShares Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class country, region or group of countries.

Market Trading Risks

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Tracking Error Risk

Imperfect correlation between an Underlying iShares Fund’s securities and those in its underlying index, rounding of prices, changes to the underlying index and regulatory requirements, may cause “tracking error,” which is measured as the divergence of the Underlying iShares Fund’s performance from that of its underlying index. Tracking error also may result because an Underlying iShares Fund incurs fees and expenses while its underlying index does not incur the same expenses.

For a description of the LifePath Portfolios’ policies and procedures with respect to disclosure of their Master Portfolios’ portfolio holdings, and a further discussion of the LifePath Portfolios’ investments and risks, please refer to the LifePath Portfolios’ SAI.

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Management of the LifePath Portfolios

Investment Adviser

Each LifePath Portfolio is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a Master Portfolio advised by BFA. BFA manages the investing of the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios’ Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive an annual advisory fee of 0.35% of each Master Portfolio’s average daily net assets.

For its services to the Underlying Funds, BFA receives fees that differ from the fees described for the LifePath Portfolios in this Prospectus. BFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios. For those services, BFA receives investment advisory fees from the Underlying Funds. In addition, BTC provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory and administration fees, if any, paid by the Underlying Funds to BFA and BTC, respectively, through December 1, 2011.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a majority-owned subsidiary of BlackRock, Inc. (“BlackRock”). Based on June 30, 2009 figures, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios’ Board of Trustees’ approval of the investment advisory agreements with BFA is available in each LifePath Portfolio’s semi-annual report for the six-month period ending June 30.

Portfolio Managers

Dagmar Nikles, Leslie Gambon and Alan Mason (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Master Portfolios and act collaboratively on all aspects concerning the Master Portfolios. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Ms. Nikles has been employed as a member of the asset allocation portfolio management team at BFA and BTC since December 2009. From July 2003 to November 2009, Ms. Nikles was a member of the asset allocation portfolio management team at Barclays Global Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”). From September 2002 to June 2003, Ms. Nikles was pursuing her Financial Risk Manager certification. Ms. Nikles has been a one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since June 2005.

Ms. Gambon has been employed as a member of the asset allocation portfolio management team at BFA and BTC since December 2009. From April 2007 to November 2009, Ms. Gambon was a member of the asset allocation portfolio management at BGFA and BGI. Prior to becoming a member of the asset allocation portfolio management team, Ms. Gambon was an Active Equity Product Manager with BGI from 2001 to 2004 and in October 2004 became Head of Defined Contribution Portfolio Management at BGI. Ms. Gambon has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007.

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Mr. Mason has been employed by BFA and BTC since December 2009. Mr. Mason is responsible for multi-asset class solutions for institutional clients. From 1991 to 2009, Mr. Mason served a variety of roles at BGFA and BGI, including eight years devoted to the development of transition management products. Mr. Mason has been one of the Portfolio Managers primarily responsible for the day-to-day management of the LifePath Master Portfolios since September 2009.

The LifePath Portfolios’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the LifePath Portfolios that invest in the Master Portfolios for which they are Portfolio Managers.

Administrative Services

BTC provides the following services, among others, as the LifePath Portfolios’ administrator:

¡	Supervise the LifePath Portfolios’ administrative operations;

¡	Provide or cause to be provided management reporting and treasury administration services;

¡	Financial reporting;

¡	Legal, blue sky and tax services;

¡	Preparation of proxy statements and shareholder reports; and

¡	Engaging and supervising shareholder servicing agents (the “Shareholder Servicing Agents”) on behalf of the LifePath Portfolios.

BTC is entitled to receive fees for these services at the annual rate of 0.50% of the average daily net assets of the Class R Shares of each LifePath Portfolio. In addition to performing these services, BTC has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the LifePath Portfolios’ Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

The LifePath Portfolios have adopted a plan (the “Plan”) that allows each LifePath Portfolio to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, Class R Shares pay a distribution fee to SEI Investment Distributions Co. (the “Distributor”), and/or its affiliates including PNC Financial Services Group, Inc. (“PNC”), and its affiliates and to Merrill Lynch & Co., Inc. (“Merrill Lynch”) and/or Bank of America Corporation (“BAC”) and Barclays Bank PLC and Barclays Capital and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch, BAC or Barclays for sales support services provided in connection with the sale of Class R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (such as BlackRock, PNC, Merrill Lynch, BAC, Barclays and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a LifePath Portfolio’s shares. Because the fees paid by the LifePath Portfolios under the Plan are paid out of LifePath Portfolio assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a LifePath Portfolio may pay to a Financial Intermediary pursuant to a Plan and fees a LifePath Portfolio pays to State Street Bank and Trust Company (“State Street”), BlackRock, on behalf of a LifePath Portfolio, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the LifePath Portfolio will pay a Financial Intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of LifePath Portfolio shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

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The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the LifePath Portfolios). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of the LifePath Portfolios or for these other services to the LifePath Portfolios and shareholders. These payments would be in addition to the LifePath Portfolio payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a LifePath Portfolio to you. Please contact your Financial Intermediary for details about payments it may receive from a LifePath Portfolio or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase LifePath Portfolio Class R Shares, you must:

¡	Invest through an employer-sponsored or individual retirement savings plan;

¡	Invest the proceeds rolled over from such retirement savings plan into an IRA; or

¡	Maintain an account with State Street, the LifePath Portfolios’ custodian, transfer agent and dividend disbursing agent, or with one of the LifePath Portfolios’ Shareholder Servicing Agents.

The LifePath Portfolios offer other classes of shares (Class I Shares and Class S Shares) with different features and expense levels, which you may be eligible to buy. Please see the LifePath Portfolios’ Class I Shares and Class S Shares prospectuses for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Class R Shares that differ from those of the LifePath Portfolios, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

Shareholder Servicing Agents and other intermediaries must initially invest a minimum of $100,000 (in certain situations this information initial investment may be reduced or waived; Shareholders Servicing Agents and other intermediary agents should contact state street for more information).

How to Buy Shares

¡

Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.

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¡

Tax-deferred investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the LifePath Portfolios, as described below.

¡

Qualified buyer. Invest through an account set up with State Street or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.

You may buy LifePath Portfolio shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the LifePath Portfolios are open (a “Business Day”) to purchase shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are generally closed on weekends and any day on which the NYSE is closed.

Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the LifePath Portfolio has not received full payment.

How to Sell Shares

¡

Plan participant and tax-deferred investor. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

¡	Qualified buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

You may sell LifePath Portfolio shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any Business Day to sell shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio’s shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Calculating the LifePath Portfolios Share Price

Each LifePath Portfolio’s share price (also known as a LifePath Portfolio’s NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent.

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Each LifePath Portfolio’s NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each LifePath Portfolio’s NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios’ SAI includes a description of the methods for valuing the Master Portfolios’ investments, including a description of the circumstances in which the Master Portfolios’ investments would be valued using fair value pricing and the effects of using fair value pricing.

LifePath Portfolio Distributions

The LifePath Portfolios distribute their net investment income to shareholders quarterly. The LifePath Portfolios distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class R Shares of your LifePath Portfolio, unless you have elected to receive distribution payments in cash.

Frequent Trading in LifePath Portfolio Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund’s investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

Each LifePath Portfolio invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the LifePath Portfolios have each considered the issues of frequent trading and market timing.

The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios’ holdings are valued as of the same time that the net asset value of the Master Portfolios is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios’ holdings and the reflection of that change in the Master Portfolios’ respective net asset values. The Master Portfolios’ Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios’ investment strategies.

The LifePath Portfolios’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios’ investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.

BTC’s ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BTC does not receive transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries are required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries’ ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

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The LifePath Portfolios may from time to time implement various methods that the LifePath Portfolios believe are appropriate to deter market timing, frequent trading or other activity that may be detrimental to the LifePath Portfolios or long-term investors in the LifePath Portfolios. There is no assurance that any such methods will prevent such detrimental trading activity.

Taxes

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the LifePath Portfolios and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your LifePath Portfolio’s net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional LifePath Portfolio shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the LifePath Portfolio’s distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Distributions from the LifePath Portfolios generally are taxable as follows:

Distribution Type	Tax Status
Qualified dividend income	Qualified dividend income(1)(2)
Other income	Ordinary income(2)
Short-term capital gain	Ordinary income
Long-term capital gain	Long-term capital gain(3)

(1)

If you are an individual, your distributions attributable to the LifePath Portfolio’s qualified dividend income generally are taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, the reduced rates of tax for qualified dividend income will expire after December 31, 2010.

(2)	A portion of distributions paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.
(3)

An individual’s net long-term capital gain currently is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.

In addition, if you sell your LifePath Portfolio shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed:

Transaction	Tax Status
You sell shares owned for more than one year	Long-term capital gain or loss
You sell shares owned for one year or less	Short-term capital gain or loss

If you buy a LifePath Portfolio’s shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of a LifePath Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the LifePath Portfolio sells the appreciated securities and distributes the realized gain on the sale. The LifePath Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

After the end of each year, the LifePath Portfolios will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the LifePath Portfolios if you fail to provide the LifePath Portfolios with your correct social security number or other taxpayer

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identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.

Tax considerations for tax-exempt or foreign investors or those holding LifePath Portfolio shares through a tax-deferred account, such as a 401(k) plan or IRA, will be different. For example, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code of 1986, as amended, generally are not subject to U.S. federal income tax on LifePath Portfolio dividends or distributions or on sales of LifePath Portfolio shares. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

Feeder Fund Expenses

Feeder funds, including the LifePath Portfolios, bear their respective Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the LifePath Portfolios’ Board of Trustees retains the right to withdraw a LifePath Portfolio’s assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio’s shareholders. If the Board of Trustees decides to withdraw a LifePath Portfolio’s assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

Fund of Funds

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, and PNC, and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock’s significant shareholders, Merrill Lynch and its affiliates, including BAC (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the LifePath Portfolios. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the LifePath Portfolios directly and indirectly invest. Thus, it is likely that the LifePath

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Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the LifePath Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the LifePath Portfolios, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the LifePath Portfolios and BFA to the extent permitted under the Investment Company Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the LifePath Portfolios and may result in an Entity having positions that are adverse to those of the LifePath Portfolios.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the LifePath Portfolios. As a result, an Entity may compete with the LifePath Portfolios for appropriate investment opportunities. As a result of this and several other factors, the results of the LifePath Portfolios’ investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the LifePath Portfolios could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The LifePath Portfolios may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the LifePath Portfolios. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the LifePath Portfolios.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including Entities may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The LifePath Portfolios’ activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the LifePath Portfolios may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The LifePath Portfolios also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the LifePath Portfolios or who engage in transactions with or for the LifePath Portfolios, and may receive compensation for such services. The LifePath Portfolios may also make brokerage and other payments to Entities in connection with the LifePath Portfolios’ portfolio investment transactions.

Under a securities lending program approved by the LifePath Portfolios’ Board of Trustees, the LifePath Portfolios have retained an Affiliate of BFA to serve as the securities lending agent for the LifePath Portfolios to the extent that the LifePath Portfolios participate in the securities lending program. For these services, the lending agent may receive a fee from the LifePath Portfolios, including a fee based on the returns earned on the LifePath Portfolios’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the LifePath Portfolios may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Anti-Money Laundering Requirements

The LifePath Portfolios are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a LifePath Portfolio may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The LifePath Portfolios reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the LifePath Portfolio to verify their identity. Each LifePath Portfolio also reserves the right to redeem any amounts in a LifePath Portfolio from persons whose identity it is unable to verify on a timely basis. It is the LifePath Portfolios’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations. BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website. BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the Class R Shares of each LifePath Portfolio for the past five years or, if shorter, the period of the LifePath Portfolio’s operations. Certain information reflects financial results for a single Class R Share of each LifePath Portfolio. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class R Shares of a given LifePath Portfolio, assuming reinvestment of all distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the LifePath Portfolios’ financial statements, is included in the LifePath Portfolios’ annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-828-0052 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

LifePath Retirement Portfolio — Class R Shares

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$10.70	$10.87	$10.56	$10.55	$10.44

Income from investment operations:
Net investment income	0.32	0.36	0.35	0.28	0.18
Net realized and unrealized gain (loss)	(1.92)	0.09	0.53	0.14	0.45

Total from investment operations	(1.60)	0.45	0.88	0.42	0.63

Less distributions from:
Net investment income	(0.29)	(0.35)	(0.36)	(0.31)	(0.22)
Net realized gain	(0.04)	(0.27)	(0.21)	(0.10)	(0.30)

Total distributions	(0.33)	(0.62)	(0.57)	(0.41)	(0.52)

Net asset value, end of year	$8.77	$10.70	$10.87	$10.56	$10.55

Total return	(15.24)%	4.17%	8.52%	4.05%	6.07%

Ratios/Supplemental data:
Net assets, end of year (000s)	$25,030	$22,185	$13,460	$9,567	$6,064
Ratio of expenses to average net assets(a)	1.01%	1.02%	1.03%	1.06%	1.07%
Ratio of expenses to average net assets prior to expense reductions	1.36%	1.37%	1.38%	1.40%	1.35%
Ratio of net investment income to average net assets(a)	3.11%	3.06%	3.18%	2.51%	1.69%
Portfolio turnover rate(b)	11%	6%	10%	11%	138%

(a)	These ratios include net expenses charged to the corresponding Master Portfolio.
(b)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.

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LifePath 2020 Portfolio — Class R Shares

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$16.24	$16.77	$15.22	$14.60	$13.59

Income from investment operations:
Net investment income	0.37	0.38	0.37	0.27	0.19
Net realized and unrealized gain (loss)	(4.45)	0.13	1.56	0.64	1.03

Total from investment operations	(4.08)	0.51	1.93	0.91	1.22

Less distributions from:
Net investment income	(0.29)	(0.39)	(0.38)	(0.29)	(0.21)
Net realized gain	(0.12)	(0.65)	–	–	–

Total distributions	(0.41)	(1.04)	(0.38)	(0.29)	(0.21)

Net asset value, end of year	$11.75	$16.24	$16.77	$15.22	$14.60

Total return	(25.57)%	3.06%	12.77%	6.28%	9.01%

Ratios/Supplemental data:
Net assets, end of year (000s)	$179,389	$180,740	$118,364	$57,525	$28,692
Ratio of expenses to average net assets(a)	0.98%	0.99%	1.00%	1.03%	1.04%
Ratio of expenses to average net assets prior to expense reductions	1.32%	1.33%	1.33%	1.37%	1.32%
Ratio of net investment income to average net assets(a)	2.51%	2.26%	2.31%	1.82%	1.33%
Portfolio turnover rate(b)	13%	7%	16%	17%	140%

(a)	These ratios include net expenses charged to the corresponding Master Portfolio.
(b)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.

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LifePath 2030 Portfolio — Class R Shares

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$15.90	$16.62	$15.15	$14.65	$13.94

Income from investment operations:
Net investment income	0.29	0.31	0.28	0.22	0.15
Net realized and unrealized gain (loss)	(5.17)	0.09	1.95	0.85	1.30

Total from investment operations	(4.88)	0.40	2.23	1.07	1.45

Less distributions from:
Net investment income	(0.23)	(0.31)	(0.32)	(0.23)	(0.16)
Net realized gain	(0.08)	(0.81)	(0.44)	(0.34)	(0.58)

Total distributions	(0.31)	(1.12)	(0.76)	(0.57)	(0.74)

Net asset value, end of year	$10.71	$15.90	$16.62	$15.15	$14.65

Total return	(31.19)%	2.38%	14.83%	7.37%	10.51%

Ratios/Supplemental data:
Net assets, end of year (000s)	$133,199	$135,684	$77,890	$39,134	$19,163
Ratio of expenses to average net assets(a)	0.97%	0.98%	0.99%	1.01%	1.04%
Ratio of expenses to average net assets prior to expense reductions	1.31%	1.32%	1.33%	1.35%	1.32%
Ratio of net investment income to average net assets(a)	2.13%	1.85%	1.84%	1.52%	1.24%
Portfolio turnover rate(b)	13%	7%	22%	24%	138%

(a)	These ratios include net expenses charged to the corresponding Master Portfolio.
(b)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.

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LifePath 2040 Portfolio — Class R Shares

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$19.46	$20.06	$17.47	$16.37	$14.89

Income from investment operations:
Net investment income	0.29	0.30	0.25	0.19	0.16
Net realized and unrealized gain (loss)	(7.13)	0.06	2.64	1.11	1.48

Total from investment operations	(6.84)	0.36	2.89	1.30	1.64

Less distributions from:
Net investment income	(0.22)	(0.31)	(0.30)	(0.20)	(0.16)
Net realized gain	(0.08)	(0.65)	–	–	–

Total distributions	(0.30)	(0.96)	(0.30)	(0.20)	(0.16)

Net asset value, end of year	$12.32	$19.46	$20.06	$17.47	$16.37

Total return	(35.56)%	1.78%	16.64%	8.01%	11.08%

Ratios/Supplemental data:
Net assets, end of year (000s)	$96,873	$110,528	$65,203	$34,710	$23,126
Ratio of expenses to average net assets(a)	0.94%	0.97%	0.98%	1.01%	1.03%
Ratio of expenses to average net assets prior to expense reductions	1.29%	1.31%	1.32%	1.34%	1.31%
Ratio of net investment income to average net assets(a)	1.80%	1.49%	1.46%	1.20%	1.06%
Portfolio turnover rate(b)	14%	8%	29%	38%	147%

(a)	These ratios include net expenses charged to the corresponding Master Portfolio.
(b)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.

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LifePath 2050 Portfolio — Class R Shares

Financial Highlights

(For a share outstanding throughout the period)

	Period from Jun. 30, 2008(a) to Dec. 31, 2008
Net asset value, beginning of period	$20.00

Income from investment operations:
Net investment income	0.14
Net realized and unrealized loss	(6.59)

Total from investment operations	(6.45)

Less distributions from:
Net investment income	(0.06)
Net realized gain	(0.00	)(b)
Return of capital	(0.02)

Total distributions	(0.08)

Net asset value, end of period	$13.47

Total return	(32.28	)%(c)

Ratios/Supplemental data:
Net assets, end of period (000s)	$34
Ratio of expenses to average net assets(d)(e)	0.91%
Ratio of expenses to average net assets prior to expense reductions(e)	13.04%
Ratio of net investment income to average net assets(d)(e)	1.68%
Portfolio turnover rate(f)	0	%(g)

(a)	Commencement of operations.
(b)	Rounds to less than $0.01.
(c)	Not annualized.
(d)	These ratios include net expenses charged to the corresponding Master Portfolio.
(e)	Annualized for periods of less than one year.
(f)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.
(g)	Rounds to less than 1%.

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Disclaimers

The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the “Trust”) or to any member of the public regarding the advisability of investing in securities generally or in shares of the Trust (as used in these Disclaimers, “shares”) or the ability of the Standard & Poor’s Indexes to track general stock performance. Standard & Poor’s only relationship to the Trust, BTC or BFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor’s and of the Standard & Poor’s Indexes, which are determined, composed, and calculated by Standard & Poor’s without regard to the Trust, BTC or BFA. Standard & Poor’s has no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor’s Indexes. Standard & Poor’s is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor’s does not guarantee the accuracy or the completeness of the Standard & Poor’s Indexes or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares, or any other person or entity from the use of the Standard & Poor’s Indexes or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor’s Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Standard & Poor’s Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor’s and BTC and BFA.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the “iShares Russell Funds”) are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares or to any member of the public regarding the advisability of investing in securities generally or in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group’s only relationship to the Trust, BTC or BFA is the licensing of certain trademarks, service marks, and trade names of Russell Investment Group’s and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BTC or BFA. Russell Investment Group has no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BTC and BFA.

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The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BTC, BFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan’s only relationship to the Trust, BTC, or BFA is the licensing of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BTC, or BFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of Trust, BTC, or BFA or the owners of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares JPMorgan USD Emerging Markets Bond Fund to be issued or in the determination or calculation of the equation by which the iShares JPMorgan USD Emerging Markets Bond Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. The JPMorgan EMBI Global Core Index and the iShares JPMorgan USD Emerging Markets Bond Fund are provided “as is” with any and all faults. JPMorgan does not guarantee the availability, sequence, timeliness, quality, accuracy and/or the completeness of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund and/or any data included therein, or otherwise obtained by the Trust, BTC, BFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund, or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein, or otherwise obtained by the Trust, BTC, BFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. There are no representations or warranties which extend beyond the description on the face of this document, if any. All warranties and representations of any kind with regard to the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund, are disclaimed including any implied warranties of merchantability, quality, accuracy, fitness for a particular purpose and/or against infringement and/or warranties as to any results to be obtained by and/or from the use of the JPMorgan EMBI Global Core Index and/or the

41

iShares JPMorgan USD Emerging Markets Bond Fund. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect, or consequential damages, including lost profits, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of owning or trading in the iShares iBoxx $ High Yield Corporate Bond Fund, investing in securities generally, or the ability of the iBoxx $ Liquid High Yield Index to track the appropriate bond market performance. IIC’s only relationship to the Trust, BTC or BFA is the licensing of certain trademarks, servicemarks and trade names of the iShares iBoxx $ High Yield Corporate Bond Fund, which is determined, composed and calculated by IIC or its agents without regard to BTC, BFA or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BTC, BFA, or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination or timing of prices, or quantities of shares to be listed or in the determination or calculation of the redemption price per share, or the determination of the representative sampling of bonds used by the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund or shares of the Fund. IIC does not guarantee the accuracy and/or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein. IIC expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. IIC makes no warranty, express or implied, as to the results to be obtained by BTC and BFA, the iShares iBoxx $ High Yield Corporate Bond Fund or owners of the shares of the Fund, or any other person or entity, from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between IIC and BTC and BFA.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by the FTSE Licensor Parties. The FTSE Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund particularly or the ability of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index to track general stock market performance. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks, trade names, and service marks of FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which are determined, composed and calculated by FTSE without regard to the Trust, BTC, and BFA. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between FTSE and

42

BTC and BFA. None of the FTSE Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person therein.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the “iShares MSCI Index Funds”) are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BTC, BFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by BTC, BFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the “Barclays Capital Funds”) are not sponsored, endorsed or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of owning or trading in the Barclays Capital Funds. The Barclays Capital Funds’ underlying indexes (the “Underlying Indexes”) are determined, composed and calculated by Barclays Capital without regard to the iShares Trust or the owners of shares of the Barclays Capital Funds. Barclays Capital has no obligation to take the needs of BFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of iShares Trust or the marketing or trading of shares of the Barclays Capital Funds. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BTC and BFA or owners of shares of the Barclays Capital Funds, or any other person or entity, from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or

43

implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.

BFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BFA shall have no liability for any errors, omissions, or interruptions therein.

BFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

44

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge, upon request by calling the number below. For more detailed information about BlackRock Funds III and the LifePath Portfolios, you may request a copy of the SAI. The SAI provides information about the LifePath Portfolios and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the LifePath Portfolios’ investments is available in the LifePath Portfolios’ annual or semi-annual reports to shareholders. In the LifePath Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifePath Portfolios’ performance during the last fiscal year.

If you have any questions about the LifePath Portfolios or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:

Call: 1-800-882-0052

(toll-free)

Monday through Friday

8:30 a.m. to 6:30 p.m. (Eastern Time) Write: BlackRock Funds III c/o SEI Investments Distribution Co.

One Freedom Valley Drive, Oaks, PA 19456

The LifePath Portfolios do not have a website, but the LifePath Portfolios’ annual and semi-annual shareholder reports, prospectus and SAI are available free of charge online at the SEC’s website www.sec.gov.

Information about a LifePath Portfolio (including its SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the LifePath Portfolios are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-07332

For more information call

1-800-882-0052 (toll-free)

MF-P-LPR-1209

BlackRock

BlackRock Funds III

Prospectus

May 1, 2009 (as revised December 1, 2009)

LIFEPATH® PORTFOLIOS

Class S Shares

LifePath® Retirement

LifePath 2020®

LifePath 2030®

LifePath 2040®

LifePath® 2050

The first mutual funds designed to offer individual investors comprehensive asset allocation strategies that adjust over time.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

LifePath® is a registered servicemark of BlackRock Institutional Trust Company, N.A. and the LifePath Products are covered by U.S. Patents 5,812,987 and

6,336,102.

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Overview

Introduction

The LifePath Portfolios1 are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the LifePath Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of equity securities, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase. BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Master Portfolios.

Which LifePath Portfolio to Consider

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year — a “target year” when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your “target year.” If you expect to retire in the year 2023, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

(1)	For simplicity’s sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears under the heading “Shareholder Information — Master/Feeder Mutual Fund Structure” in this Prospectus.
*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

LifePath® Portfolios — How They Work

Note: The above chart is for illustrative purposes only and does not represent the actual allocation percentages of the LifePath Portfolios.

The chart shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

¡	Each LifePath Portfolio’s investment strategy derives from the risk tolerance of average investors with a particular time horizon.

¡

Each LifePath Portfolio’s time horizon is based on the year in its name, except for the LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

2

Investment Objectives

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor’s time horizon marks the point when the investor plans to start making net withdrawals from his or her investments. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, which affects the targeted risk level of the LifePath Portfolio and, in turn, its asset allocation.

Specifically:

¡	LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

¡	LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

¡	LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

¡	LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

¡	LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Each LifePath Portfolio’s investment objective may be changed by the LifePath Portfolio’s Board of Trustees without shareholder approval.

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Summary of Principal Investment Strategies

Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of short-term loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons.

¡

LifePath Retirement Portfolio is designed for investors seeking current income and moderate long-term growth of capital. As of March 31, 2009, the LifePath Retirement Portfolio held approximately 38% of its assets in Underlying Funds that invest primarily in equity securities, 62% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Because the LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the LifePath Retirement Portfolio’s risk profile.

¡

LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2009, LifePath 2020 Portfolio held approximately 61% of its assets in Underlying Funds that invest primarily in equity securities, 39% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

¡

LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2009, the LifePath 2030 Portfolio held approximately 76% of its assets in Underlying Funds that invest primarily in equity securities, 24% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

¡

LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2009, the LifePath 2040 Portfolio held approximately 89% of its assets in Underlying Funds that invest primarily in equity securities, 11% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

¡

LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of March 31, 2009, the LifePath 2050 Portfolio held approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, that allocation will become more conservative and have lower expected returns.

When a LifePath Portfolio reaches its stated time horizon and enters its most conservative phase — e.g., the LifePath 2020 Portfolio — the allocation of its assets is expected to be similar to that of the LifePath Retirement Portfolio. Such LifePath Portfolio and the LifePath Retirement Portfolio may then continue to operate as separate funds or, subject to approval by the LifePath Portfolios’ Board of Trustees, they may be merged into a single fund.

4

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios’ performance could trail that of other investments.

Each LifePath Portfolio has a different level of risk.

The value of your investment is subject to equity securities market risk, which means the price of the equity securities in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates; credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer’s real or apparent ability to meet its financial obligations; extension risk, which is the risk that borrowers may extend the prepayment of their mortgages or loans for longer periods than expected, thereby affecting the security’s average life and, potentially, its yield; and prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security’s average life and, potentially, its yield. The risk of default and price volatility of high yield securities is greater than the risk usually associated with higher-rated securities.

Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than investments in securities traded in the U.S. markets. These risks are greater for investments in foreign securities issued by companies or sovereign entities in emerging market countries.

The allocation of each LifePath Portfolio’s assets is managed using a quantitative model that has been developed based on a number of factors. Neither the LifePath Portfolios nor BFA can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The value of your investment is also subject to passive investment risk, security selection risk and concentration risk. Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid. This is known as passive investment risk. In the case of the Underlying Funds where BFA does select securities based on its analysis, these funds are subject to the risk that security selection will contribute to underperformance. Concentration risk is the risk that an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence in that industry or group of industries.

The value of your investment is subject to real estate investment risk, which includes many of the same risks associated with the direct ownership of real estate.

Investments in derivatives by certain Underlying Funds are subject to special risks and considerations. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.

Certain Underlying Funds are also subject to market trading risks due to their shares being listed and traded on securities exchanges (including potential halts in trading or a fluctuation in trading price in accordance with changes in net asset value), and tracking error risk, in that the return of an Underlying Fund that seeks to track an index may deviate from the return of such index.

5

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall portfolio performance.

An investment in a LifePath Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Returns

Total Returns

The bar charts and table in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for Class S of each LifePath Portfolio for each of the last ten calendar years.1 The average annual total return table compares the average annual total returns (before and after taxes) of Class S of each LifePath Portfolio to those of a corresponding index for various periods of time. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included “tactical,” or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios’ respective holdings were rebalanced among asset classes from monthly to quarterly.

How the LifePath Portfolios performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

LifePath Retirement Portfolio – Class S(2)

Year-by-Year Returns (Years ended December 31)

The best calendar quarter return during the years shown above was 7.31% in the 2nd quarter of 2003; the worst was
-7.85% in the 4th quarter of 2008.

(1)

The performance information for the periods from January 1, 1999 through May 30, 2008 (the date the Class S Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 through December 31, 2008 reflects the actual performance of Class S Shares.

(2)

The performance information for the periods from January 1, 1999 through May 30, 2008 (the date the Class S Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 through December 31, 2008 reflects the actual performance of Class S Shares.

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LifePath 2020 Portfolio – Class S(3)

Year-by-Year Returns (Years ended December 31)

The best calendar quarter return during the years shown above was 11.44% in the 2nd quarter of 2003; the worst was
-14.10% in the 4th quarter of 2008.

(3)

The performance information for the periods from January 1, 1999 through May 30, 2008 (the date the Class S Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 through December 31, 2008 reflects the actual performance of Class S Shares.

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LifePath 2030 Portfolio – Class S(4)

Year-by-Year Returns (Years ended December 31)

The best calendar quarter return during the years shown above was 13.54% in the 2nd quarter of 2003; the worst was
-17.85% in the 4th quarter of 2008.

LifePath 2040 Portfolio – Class S(5)

Year-by-Year Returns (Years ended December 31)

The best calendar quarter return during the years shown above was 16.44% in the 4th quarter of 1999; the worst was
-20.70% in the 4th quarter of 2008.

LifePath 2050 Portfolio – Class S

The LifePath 2050 Portfolio commenced operations on June 30, 2008. Because the LifePath 2050 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

(4)

The performance information for the periods from January 1, 1999 through May 30, 2008 (the date the Class S Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 through December 31, 2008 reflects the actual performance of Class S Shares.

(5)

The performance information for the periods from January 1, 1999 through May 30, 2008 (the date the Class S Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 through December 31, 2008 reflects the actual performance of Class S Shares.

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Average Annual Total Returns

for the Periods ended December 31, 2008

Class S Shares(1)

	1 Year	5 Years	10 Years	Since Inception(2)
LifePath Retirement Portfolio
Return Before Taxes	-15.04%	1.61%	3.08%	4.89%
Return After Taxes on Distributions(3)	-15.93%	0.39%	1.65%	3.29%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-9.51%	1.77%	2.40%	3.71%
LifePath Retirement Portfolio Custom Benchmark(4)(5)	-14.53%	2.42%	3.91%	5.83%

LifePath 2020 Portfolio
Return Before Taxes	-25.38%	0.49%	1.16%	5.83%
Return After Taxes on Distributions(3)	-25.88%	-0.22%	0.22%	4.65%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-16.04%	1.80%	1.41%	5.20%
LifePath 2020 Portfolio Custom Benchmark(4)(5)	-25.39%	1.13%	2.01%	6.25%

LifePath 2030 Portfolio
Return Before Taxes	-31.06%	-0.39%	0.28%	5.86%
Return After Taxes on Distributions(3)	-31.38%	-1.25%	-0.84%	4.62%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-19.78%	1.51%	0.86%	5.47%
LifePath 2030 Portfolio Custom Benchmark(4)(5)	-31.34%	0.12%	1.03%	5.99%

LifePath 2040 Portfolio
Return Before Taxes	-35.41%	-1.26%	-0.66%	5.81%
Return After Taxes on Distributions(3)	-35.62%	-1.63%	-1.37%	4.89%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-22.63%	1.30%	0.41%	5.77%
LifePath 2040 Portfolio Custom Benchmark(4)(5)	-36.01%	-0.80%	0.14%	5.90%

LifePath 2050 Portfolio
Return Before Taxes	N/A	N/A	N/A	-32.10%
Return After Taxes on Distributions(3)	N/A	N/A	N/A	-32.21%
Return After Taxes on Distributions and Sale of Fund Shares(3)	N/A	N/A	N/A	-20.74%
LifePath 2050 Portfolio Custom Benchmark(4)(5)	N/A	N/A	N/A	-32.47%

S&P 1500 Index(5)	-36.72%	-1.89%	-0.76%	N/A
Barclays Capital U.S. Aggregate Bond Index(5)(6)	5.24%	4.65%	5.63%	N/A
MSCI All Country World Index ex US IMI Index(5)	-45.98%	2.62%	2.26%	N/A
MSCI All Country World Index ex USA(5)	-45.53%	2.56%	1.90%	N/A
Citigroup 3-Month Treasury Bill Index(5)	1.81%	3.10%	3.30%	N/A
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)(5)(6)	-2.35%	4.07%	6.79%	N/A
FTSE EPRA/NAREIT Global Real Estate Index(5)	-47.72%	1.96%	N/A	N/A
Cohen & Steers Realty Majors Index(5)	-40.93%	1.17%	N/A	N/A

(1)

Performance shown for the periods prior to May 30, 2008 (the date the Class S Shares commenced operations) reflects the performance of the Class I Shares adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 reflects the actual performance of Class S Shares. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included “tactical,” or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios’ respective holdings were rebalanced among asset classes from monthly to quarterly.

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(2)

The inception date of the Class S Shares of the LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio and LifePath 2040 Portfolio is May 30, 2008. The inception date of the Class S Shares of the LifePath 2050 Portfolio is June 30, 2008. The returns for the Class S Shares of the LifePath 2050 Portfolio are not annualized. The inception date of the LifePath Retirement Portfolio Custom Benchmark, LifePath 2020 Portfolio Custom Benchmark, LifePath 2030 Portfolio Custom Benchmark and LifePath 2040 Portfolio Custom Benchmark is March 1, 1994. The inception date of the LifePath 2050 Portfolio Custom Benchmark is June 30, 2008.

(3)

After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). A LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

(4)

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of December 31, 2008, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, Barclays Capital U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), MSCI All Country World Index ex US IMI Index and FTSE EPRA/NAREIT Global Real Estate Index. The MSCI All Country World Index ex US IMI Index replaced the MSCI All Country World Index ex USA Index on July 1, 2008. The FTSE EPRA/NAREIT Global Real Estate Index replaced the Cohen & Steers Realty Majors Index on July 1, 2008.

(5)	Reflects no deductions for fees, expenses or taxes.
(6)

Effective November 3, 2008, the names of the noted indexes changed from the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. Treasury TIPS Index to the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), respectively.

BFA and BlackRock Institutional Trust Company, N.A. (“BTC”)* have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or LifePath Portfolio. When they do so, the applicable LifePath Portfolio’s operating expenses are reduced so that the LifePath Portfolio’s total return is increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable LifePath Portfolio’s total return would be lower.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class S Shares of a LifePath Portfolio. The expenses are deducted from each LifePath Portfolio’s assets, which means you pay them indirectly. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Class S Shares that would be in addition to the fees and expenses shown here.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class S Shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests:

Annual Class Operating Expenses as a Percentage of Average Net Assets

(Expenses that are Deducted from Class Assets)

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Management fees(1)	0.35%	0.35%	0.35%	0.35%	0.35%
Other expenses (Administration fees; Independent Expenses(2))	0.17%	0.16%	0.16%	0.16%	0.16%
Acquired fund fees and expenses (Underlying Funds)(3)	0.34%	0.35%	0.35%	0.35%	0.42%
Total annual class operating expenses(1)(2)(3)	0.86%	0.86%	0.86%	0.86%	0.93%
Less fee waivers and/or expense reimbursements(1)(2)	0.36%	0.36%	0.36%	0.36%	0.43%
Net expenses(1)(2)(4)	0.50%	0.50%	0.50%	0.50%	0.50%

(1)

BFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through December 1, 2011 (the “contractual waiver”).

(2)

“Independent Expenses” consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class S Shares of the LifePath Portfolios. BTC and BFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class S Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through December 1, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. For the LifePath 2050 Portfolio, other expenses are based on estimated amounts for 2009.

(3)

Acquired fund fees and expenses (Underlying Funds) reflect each LifePath Portfolio’s pro rata share of the fees and expenses incurred by investing in the Underlying Funds. For the LifePath 2050 Portfolio, these fees and expenses are based on estimated amounts for 2009.

(4)

The LifePath Portfolios’ service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

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Example

The example below is intended to help you compare the cost of investing in Class S Shares of the LifePath Portfolios with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Class S Shares of each LifePath Portfolio over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BFA and BTC are in effect until December 1, 2011.

The LifePath Portfolios do not charge a sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

	1 Year	3 Years	5 Years	10 Years
LifePath Retirement Portfolio	$51	$160	$365	$955
LifePath 2020 Portfolio	$51	$160	$365	$955
LifePath 2030 Portfolio	$51	$160	$365	$955
LifePath 2040 Portfolio	$51	$160	$365	$955
LifePath 2050 Portfolio	$51	$160	N/A	N/A

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A Further Discussion of Principal Investment Strategies

Introduction

Each LifePath Portfolio pursues a common strategy of allocating and reallocating its assets among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater potential to achieve higher returns over the long-term but have a greater risk of short-term loss. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios’ combined Statement of Additional Information (“SAI”).

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility, but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its “retirement phase” and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio’s assets will continue to be allocated to Underlying Funds that are equity and bond funds, in addition to Underlying Funds that are money market funds.

In determining the allocation of assets to the Underlying Funds, BFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio’s asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the “Further Discussion of Principal Risk Factors” section of this Prospectus. The investment model adjusts each LifePath Portfolio’s risk level by gradually making it more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

The Underlying Funds

Two of the Underlying Funds — the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the “Underlying Master Portfolios”) — are diversified portfolios of Master Investment Portfolio (“MIP”). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on

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proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return.

The remaining Underlying Funds, other than the BlackRock Cash Funds: Institutional (the “Underlying Money Market Fund”) are exchange-traded funds (“ETFs”) that are part of the iShares family of funds (“Underlying iShares Funds”). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund’s portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below:

Active Stock Master Portfolio

Seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Standard & Poor’s S&P 500 Index. BFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company’s financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BFA considers risk parameters in deciding upon the Active Stock Master Portfolio’s aggregate holdings, and factors trading costs into its stock selection process.

CoreAlpha Bond Master Portfolio

Seeks to provide a combination of income and capital growth. BFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BFA’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BlackRock Cash Funds: Institutional

Seeks a high level of income consistent with liquidity and the preservation of capital. The BlackRock Cash Funds: Institutional invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. The BlackRock Cash Funds: Institutional also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National

14

Mortgage Association (“Fannie Mae”), U.S. and foreign bank obligations, corporate obligations, repurchase agreements and asset-backed securities.

Underlying iShares Funds

In managing each of the Underlying iShares Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.

iShares S&P 500 Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The component stocks are weighted according to the float-adjusted market value of their outstanding shares.

iShares S&P MidCap 400 Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 Index have a market capitalization between $1.5 billion and $5.5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

iShares S&P SmallCap 600 Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 Index have a market capitalization between $300 million and $2 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

iShares S&P National AMT-Free Municipal Bond Fund(1)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the municipal bond sector of the U.S. as defined by the S&P National AMT-Free Municipal Bond Index. The S&P National AMT-Free Municipal Bond Index measures the performance of the investment-grade segment of the U.S. municipal bond market. As of March 31, 2009, there were 523 issues in the S&P National AMT-Free Municipal Bond Index.

iShares S&P North American Natural Resources Sector Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector IndexTM. The S&P North American Natural Resources Sector IndexTM measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada, and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.

(1)	Effective August 14, 2009, the name of the fund changed from the iShares S&P National Municipal Bond Fund to the iShares S&P National AMT-Free Municipal Bond Fund to reflect changes in the name of the fund’s corresponding underlying index from S&P National Municipal Bond Index to S&P National AMT-Free Municipal Bond Index.

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iShares Russell Midcap Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap® Index. The Russell Midcap® Index measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap® Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index.

iShares Russell 2000 Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000® Index. The Russell 2000® Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000® Index is a float-adjusted, capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index.

iShares Cohen & Steers Realty Majors Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Cohen & Steers Index”). The Cohen & Steers Index consists of selected U.S. REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index.

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund(2)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index measures the stock performance of companies engaged in the ownership and development of the Canadian, European, Middle East and Asian real estate markets. As of March 31, 2009, the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index was comprised of stocks of companies in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

iShares MSCI Canada Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index developed by MSCI, Inc. (“MSCI”). The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

iShares MSCI EAFE Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE® Index. The MSCI EAFE® Index has been developed by MSCI as an equity benchmark for its international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

(2)	Effective March 23, 2009, the name of the fund changed from the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund to the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund to reflect changes in the name of the fund’s corresponding underlying index from FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index to FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index.

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iShares MSCI EAFE Small Cap Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index targets 40% of the eligible small-capitalization universe in each industry group of each country represented by the MSCI EAFE® Index. The MSCI EAFE® Index includes securities from Europe, Australasia and the Far East. MSCI defines the small-capitalization universe as all listed securities that have a market capitalization between $200 million and $1,500 million (which may fluctuate depending on the overall level of the equity markets). In addition to this capitalization range, MSCI uses a specialized framework of foreign inclusion factors to adjust the market capitalization of securities for free float available to foreign investors.

iShares MSCI Emerging Markets Index Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. As of March 31, 2009, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Columbia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares funds that invest in securities in the MSCI Emerging Markets Index. BFA will not charge advisory fees on that portion of the iShares MSCI Emerging Markets Index Fund’s assets invested in shares of other iShares funds.

iShares Barclays 1-3 Year Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. investment-grade credit sector of the bond market as defined by the Barclays Capital U.S. 1-3 Year Credit Bond Index. The Barclays Capital U.S. 1-3 Year Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

iShares Barclays 1-3 Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 1-3 Year Treasury Bond Index. The Barclays Capital U.S. 1-3 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

iShares Barclays 3-7 Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 3-7 Year Treasury Bond Index. The Barclays Capital U.S. 3-7 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

iShares Barclays 7-10 Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 7-10 Year Treasury Bond Index. The Barclays Capital U.S. 7-10 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

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iShares Barclays 10-20 Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 10-20 Year Treasury Bond Index. The Barclays Capital U.S. 10-20 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.

iShares Barclays 20+ Year Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 20+ Year Treasury Bond Index. The Barclays Capital U.S. 20+ Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years.

iShares Barclays Aggregate Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment-grade bond market as defined by the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Capital Index”). The Barclays Capital Index measures the performance of the U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Capital Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Barclays Capital Index. The Barclays Capital Index is market capitalization weighted and the securities in the Barclays Capital Index are updated on the last calendar day of each month.

iShares Barclays Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment-grade credit sector of the United States bond market as defined by the Barclays Capital U.S. Credit Bond Index. The Barclays Capital U.S. Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year.

iShares Barclays Government/Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment-grade corporate sectors of the bond market as defined by the Barclays Capital U.S. Government/Credit Bond Index. The Barclays Capital U.S. Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year.

iShares Barclays Intermediate Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. investment-grade credit sector of the bond market as defined by the Barclays Capital U.S. Intermediate Credit Bond Index. The Barclays Capital U.S. Intermediate Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

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iShares Barclays Intermediate Government/Credit Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment-grade corporate sectors of the bond market as defined by the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years.

iShares Barclays MBS Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment-grade agency mortgage-backed securities sector of the U.S. as defined by the Barclays Capital U.S. MBS Index. The Barclays Capital U.S. MBS Index measures the performance of investment-grade mortgage-backed pass-through securities of the Government National Mortgage Association, Fannie Mae and the Federal Home Loan Mortgage Corporation.

iShares Barclays Short Treasury Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Short Treasury Bond Index. The Barclays Capital U.S. Short Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

iShares Barclays TIPS Bond Fund(3)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L). The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.”

(3)

Effective December 8, 2008, the names of the funds changed from the iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and iShares Lehman TIPS Bond Fund to the iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and iShares Barclays TIPS Bond Fund, respectively, to reflect changes in the names of the funds’ corresponding underlying indexes from Lehman Brothers 1-3 Year U.S. Credit Index, Lehman Brothers 1-3 Year U.S. Treasury Index, Lehman Brothers 3-7 Year U.S. Treasury Index, Lehman Brothers 7-10 Year U.S. Treasury Index, Lehman Brothers 10-20 Year U.S. Treasury Index, Lehman Brothers 20+ Year U.S. Treasury Index, Lehman Brothers U.S. Aggregate Index, Lehman Brothers U.S. Credit Index, Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Intermediate U.S. Credit Index, Lehman Brothers Intermediate U.S. Government/ Credit Index, Lehman Brothers U.S. MBS Index, Lehman Brothers Short U.S. Treasury Index and Lehman Brothers U.S. Treasury TIPS Index to Barclays Capital U.S. 1-3 Year Credit Bond Index, Barclays Capital U.S. 1-3 Year Treasury Bond Index, Barclays Capital U.S. 3-7 Year Treasury Bond Index, Barclays Capital U.S. 7-10 Year Treasury Bond Index, Barclays Capital U.S. 10-20 Year Treasury Bond Index, Barclays Capital U.S. 20+ Year Treasury Bond Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Credit Bond Index, Barclays Capital U.S. Government/Credit Bond Index, Barclays Capital U.S. Intermediate Credit Bond Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index, Barclays Capital U.S. MBS Index, Barclays Capital U.S. Short Treasury Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), respectively.

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iShares JPMorgan USD Emerging Markets Bond Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index. The JPMorgan EMBI Global Core Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries.

iShares iBoxx $ High Yield Corporate Bond Fund

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. dollar high yield corporate bond market as defined by the iBoxx® $ Liquid High Yield Index. The iBoxx® $ Liquid High Yield Index is a rules-based index consisting of the most liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the International Index Company Limited (“IIC”). The iBoxx® $ Liquid High Yield Index is designed to provide a broad representation of the U.S. dollar-denominated high yield corporate bond market. There is no limit to the number of issues in the iBoxx® $ Liquid High Yield Index.

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2009. BFA allocates each Master Portfolio’s assets among the Underlying Funds based on the Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time:

Underlying Funds

(as of March 31, 2009)

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
CAPITAL GROWTH
Master Investment Portfolio—Active Stock Master Portfolio	19.08%	31.27%	38.76%	44.87%	45.73%
iShares S&P MidCap 400 Index Fund	4.67%	5.90%	6.79%	7.46%	10.81%
iShares S&P SmallCap 600 Index Fund	2.34%	2.87%	3.26%	3.65%	5.34%
iShares MSCI EAFE Index Fund	7.70%	12.41%	15.12%	17.39%	20.34%
iShares Cohen & Steers Realty Majors Index Fund	0.49%	1.38%	1.94%	2.39%	1.76%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	1.01%	2.77%	3.76%	4.65%	3.72%
iShares MSCI Emerging Markets Index Fund	2.32%	3.71%	4.56%	5.26%	6.01%
iShares MSCI Canada Index Fund	0.77%	1.25%	1.57%	1.87%	2.10%
iShares MSCI EAFE Small Cap Index Fund	0.85%	1.38%	1.76%	1.94%	2.27%
CAPITAL GROWTH AND INCOME
Master Investment Portfolio—CoreAlpha Bond Master Portfolio	51.29%	31.36%	19.06%	8.95%	0.89%
iShares Barclays TIPS Bond Fund	9.11%	5.40%	3.14%	1.21%	N/A
INCOME
BlackRock Cash Funds: Institutional SL—Agency Shares	0.37%	0.30%	0.28%	0.36%	1.03%

Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “S&P 500 IndexTM,” “S&P MidCap 400 IndexTM,” “S&P SmallCap 600 IndexTM,” “S&P National AMT-Free Municipal Bond Index,” and “the S&P North American Natural Resources Sector IndexTM” are trademarks of Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.) licensed for use for certain purposes by BTC. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and iShares S&P North American Natural Resources Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in iShares.

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“iBoxx® $ Liquid High Yield Index” is a trademark of IIC licensed for use for certain purposes by BTC. The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC, and IIC makes no representation regarding the advisability of investing in iShares.

“FTSE,” “EPRA,” “NAREIT” and “FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index” are marks that have been licensed for use for certain purposes by BTC. The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the “FTSE Licensor Parties”) and the FTSE Licensor Parties make no representation regarding the advisability of investing in iShares.

“JPMorgan” and “JPMorgan EMBI Global Core Index” are trademarks of JPMorgan Chase & Co.© (“JPMorgan”) licensed for use for certain purposes by BTC. The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan, and JPMorgan makes no representation regarding the advisability of investing in iShares.

“Cohen & Steers” and “Cohen & Steers Realty Majors Index” are trademarks of Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) licensed for use for certain purposes by BTC. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

“Barclays Capital,” “Barclays Capital U.S. 1-3 Year Credit Bond Index,” “Barclays Capital U.S. 1-3 Year Treasury Bond Index,” “Barclays Capital U.S. 3-7 Year Treasury Bond Index,” “Barclays Capital U.S. 7-10 Year Treasury Bond Index,” “Barclays Capital U.S. 10-20 Year Treasury Bond Index,” “Barclays Capital U.S. 20+ Year Treasury Bond Index,” “Barclays Capital U.S. Aggregate Bond Index,” “Barclays Capital U.S. Credit Bond Index,” “Barclays Capital U.S. Government/Credit Bond Index,” “Barclays Capital U.S. Intermediate Credit Bond Index,” “Barclays Capital U.S. Intermediate Government/Credit Bond Index,” “Barclays Capital U.S. MBS Index,” “Barclays Capital U.S. Short Treasury Bond Index,” and the “Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)” (collectively referred to as the “iShares Bond Fund Indexes”) are trademarks of Barclays Capital Inc. (“Barclays Capital”) and have been licensed for use for certain purposes by BTC. The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund are not sponsored or endorsed by Barclays Capital, and Barclays Capital does not make any representations or warranties, expressed or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital. Neither BTC nor BFA has or will have a role in maintaining the iShares Bond Fund Indexes.

“MSCI Canada IndexSM,” “MSCI EAFE® Index” and “MSCI Emerging Markets IndexSM” are servicemarks and “MSCI EAFE Small Cap Index” is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BTC. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of investing in iShares.

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A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in the “Summary of Principal Risk Factors” section of this Prospectus, the LifePath Portfolios have the following risks:

General

The net asset value of each LifePath Portfolio’s shares (“NAV”) is neither insured nor guaranteed, is not fixed and will fluctuate.

General Risks Applicable to the LifePath Portfolios

Equity Securities Market Risks

The risks of investing in the equity securities market include both short-term and prolonged price declines. The value of an equity security may decline in value due to factors affecting equity securities markets generally or particular industries represented in the markets. Equity securities may underperform fixed-income investments and securities market indexes that track other markets, segments and sectors. Equity securities of mid- to small-cap companies tend to present greater risks than equity securities of large-cap companies because they are generally more volatile and can be less liquid.

Bond Investment Risks

The risks of fixed-income investing include short-term and prolonged price declines because of a rise in interest rates, issuer quality considerations and other economic considerations; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk

Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. There is the chance that any of an Underlying Fund’s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing an Underlying Fund’s income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government.

Interest Rate Risk

Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. If prices throughout the economy were to decline over time, resulting in “deflation,” the principal and income of inflation-protected bonds held by an Underlying Fund would likely decline in price, which would result in losses for the Underlying Fund. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages and asset-backed securities represent interests in or instruments backed by a pool of loans secured by other assets. Mortgage-backed securities and asset-backed securities are also subject to prepayment risk and extension risk. Prepayment risk is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Underlying Fund to have to

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reinvest in securities with a lower yield. Extension risk is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply. Both prepayment risk and extension risk may result in a decline to the Underlying Funds’ income.

High Yield Securities Risk

High yield securities risk is the risk that securities that are rated below investment-grade (commonly referred to as “junk bonds,” include those bonds rated lower than “BBB-” by S&P, a division of The McGraw-Hill Companies, Inc. and Fitch Rating Service Inc. or “Baa3” by Moody’s® Investor’s Services, Inc.) or are unrated but judged by an Underlying Fund to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

Non-U.S. Securities Risks

Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and abrupt changes in stock prices. As a result of Underlying Funds’ investing in non-U.S. securities, the Fund may be subject to the risks listed below. These risks may decrease the value of your investment:

¡	Lower levels of liquidity and market efficiency;

¡	Greater securities price volatility;

¡	Exchange rate fluctuations and exchange controls;

¡	Less availability of public information about issuers;

¡	Imposition of withholding or other taxes;

¡	Imposition of restrictions on the expatriation of funds or other assets of the Underlying Fund;

¡	Higher transaction and custody costs and delays in settlement procedures;

¡	Difficulties in enforcing contractual obligations;

¡	Substantial government involvement in the economy;

¡	Higher rates of inflation;

¡	Greater social, economic and political uncertainty, the risk of nationalization or expropriation of assets and risk of war;

¡	Lower levels of regulation of the securities markets;

¡	Different accounting, disclosure and reporting requirements; and

¡

Legal principles relating to corporate governance, director’s fiduciary duties and liabilities and stockholder’s rights in markets in which the Underlying Funds invest may differ and/or may not be as extensive or protective as those that apply in the United States.

Investments in non-U.S. securities may be made by an Underlying Fund directly or through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs are receipts for shares of non-U.S. stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. ADRs reduce some of the risks of foreign investing because a large, liquid market generally exists

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and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in non-U.S. bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

Emerging Markets Risk

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

Model Risk

Although the quantitative model used to manage the Master Portfolios’ assets has been developed and refined over many years, neither the Master Portfolios nor BFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks, nor can the Master Portfolios or BFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

Real Estate Investment Risk

Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

Derivatives

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Passive Investment Risk

Because BFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

Security Selection Risk

For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BFA bases security selection on its analysis of securities and therefore each of these Master Portfolios is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

Securities Lending Risk

The LifePath Portfolios may also lend portfolio securities to borrowers that provide collateral at least equal to the current market value of the securities loaned, plus accrued interest or dividends. BTC acts as securities lending agent for, and is compensated by, the LifePath Portfolios. Securities lending collateral is generally reinvested in a joint account or money market funds, including those advised by BFA. Risks related to securities lending include operational, credit, legal, counterparty and market risk, as well as investment risks related to the collateral and risk of loss if the collateral is liquidated.

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Concentration Risk

To the extent that an underlying index of an Underlying iShares Fund is concentrated in the securities of companies, a particular market industry, group of industries, sector or asset class countries, regions or groups of countries, that Underlying iShares Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class country, region or group of countries.

Market Trading Risks

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Tracking Error Risk

Imperfect correlation between an Underlying iShares Fund’s securities and those in its underlying index, rounding of prices, changes to the underlying index and regulatory requirements, may cause “tracking error,” which is measured as the divergence of the Underlying iShares Fund’s performance from that of its underlying index. Tracking error also may result because an Underlying iShares Fund incurs fees and expenses while its underlying index does not incur the same expenses.

For a description of the LifePath Portfolios’ policies and procedures with respect to disclosure of their Master Portfolios’ portfolio holdings, and a further discussion of the LifePath Portfolios’ investments and risks, please refer to the LifePath Portfolios’ SAI.

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Management of the LifePath Portfolios

Investment Adviser

Each LifePath Portfolio is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a Master Portfolio advised by BFA. BFA manages the investing of the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios’ Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive an annual advisory fee of 0.35% of each Master Portfolio’s average daily net assets.

For its services to the Underlying Funds, BFA receives fees that differ from the fees described for the LifePath Portfolios in this Prospectus. BFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios. For those services, BFA receives investment advisory fees from the Underlying Funds. In addition, BTC provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory and administration fees, if any, paid by the Underlying Funds to BFA and BTC, respectively, through December 1, 2011.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a majority-owned subsidiary of BlackRock, Inc. (“BlackRock”). Based on June 30, 2009 figures, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios’ Board of Trustees’ approval of the investment advisory agreements with BFA is available in each LifePath Portfolio’s semi-annual report for the six-month period ending June 30.

Portfolio Managers

Dagmar Nikles, Leslie Gambon and Alan Mason (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Master Portfolios and act collaboratively on all aspects concerning the Master Portfolios. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Ms. Nikles has been employed as a member of the asset allocation portfolio management team at BFA and BTC since December 2009. From July 2003 to November 2009, Ms. Nikles was a member of the asset allocation portfolio management team at Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”). From September 2002 to June 2003, Ms. Nikles was pursuing her Financial Risk Manager certification. Ms. Nikles has been a one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since June 2005.

Ms. Gambon has been employed as a member of the asset allocation portfolio management team at BFA and BTC since December 2009. From April 2007 to November 2009, Ms. Gambon was a member of the asset allocation portfolio management at BGFA and BGI. Prior to becoming a member of the asset allocation portfolio management team, Ms. Gambon was an Active Equity Product Manager with BGI from 2001 to 2004 and in October 2004 became Head of

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Defined Contribution Portfolio Management at BGI. Ms. Gambon has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007.

Mr. Mason has been employed by BFA and BTC since December 2009. Mr. Mason is responsible for multi-asset class solutions for institutional clients. From 1991 to 2009, Mr. Mason served a variety of roles at BGFA and BGI, including eight years devoted to the development of transition management products. Mr. Mason has been one of the Portfolio Managers primarily responsible for the day-to-day management of the LifePath Master Portfolios since September 2009.

The LifePath Portfolios’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the LifePath Portfolios that invest in the Master Portfolios for which they are Portfolio Managers.

Administrative Services

BTC provides the following services, among others, as the LifePath Portfolios’ administrator:

¡	Supervise the LifePath Portfolios’ administrative operations;

¡	Provide or cause to be provided management reporting and treasury administration services;

¡	Financial reporting;

¡	Legal, blue sky and tax services;

¡	Preparation of proxy statements and shareholder reports; and

¡	With respect to the other Classes of the LifePath Portfolios, engaging and supervising shareholder servicing agents (the “Shareholder Servicing Agents”) on behalf of the LifePath Portfolios.

BTC is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of the Class S Shares of each LifePath Portfolio. In addition to performing these services, BTC has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the LifePath Portfolios’ Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase LifePath Portfolio Class S Shares, you must invest through an employer-sponsored retirement savings plan.

The LifePath Portfolios offer other classes of shares (Class I Shares and Class R Shares) with different features and expense levels, which you may be eligible to buy. Please see the LifePath Portfolios’ Class I Shares and Class R Shares prospectuses for more information.

In order to invest, a completed account application form must be submitted to and processed by your employer or your plan’s recordkeeper.

Your purchase and holding of Class S Shares will be governed by the terms of your employer’s plan. Please consult with your employer for more information.

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How to Buy Shares

¡

Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through an IRA, your IRA trustee or custodian is responsible for properly transmitting your purchase order to State Street Bank and Trust Company (“State Street”), the LifePath Portfolios’ custodian, transfer agent and dividend disbursing agent. Your plan or IRA may impose an earlier deadline for purchase or redemption orders than the LifePath Portfolios, as described below.

¡

Tax-deferred investor. Invest through a custodian as provided in your benefit plan documents. Your custodian, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the LifePath Portfolios, as described below.

You may buy LifePath Portfolio shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the LifePath Portfolios are open (a “Business Day”) to purchase shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are generally closed on weekends and any day on which the NYSE is closed.

Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the LifePath Portfolio has not received full payment.

How to Sell Shares

¡	Plan participant and tax-deferred investor. Contact your plan sponsor, administrator or custodian, who is responsible for properly transmitting your sale order to State Street.

You may sell LifePath Portfolio shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any Business Day to sell shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio’s shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

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Calculating the LifePath Portfolios’ Share Price

Each LifePath Portfolio’s share price (also known as a LifePath Portfolio’s NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent.

Each LifePath Portfolio’s NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each LifePath Portfolio’s NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios’ SAI includes a description of the methods for valuing the Master Portfolios’ investments, including a description of the circumstances in which the Master Portfolios’ investments would be valued using fair value pricing and the effects of using fair value pricing.

LifePath Portfolio Distributions

The LifePath Portfolios distribute their net investment income to shareholders quarterly. The LifePath Portfolios distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class S Shares of your LifePath Portfolio, unless you have elected to receive distribution payments in cash.

Frequent Trading in LifePath Portfolio Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund’s investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

Each LifePath Portfolio invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the LifePath Portfolios have each considered the issues of frequent trading and market timing.

The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios’ holdings are valued as of the same time that the net asset value of the Master Portfolios is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios’ holdings and the reflection of that change in the Master Portfolios’ respective net asset values. The Master Portfolios’ Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios’ investment strategies.

The LifePath Portfolios’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios’ investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.

BTC’s ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BTC does not receive transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries are required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The

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LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries’ ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

The LifePath Portfolios may from time to time implement various methods that the LifePath Portfolios believe are appropriate to deter market timing, frequent trading or other activity that may be detrimental to the LifePath Portfolios or long-term investors in the LifePath Portfolios. There is no assurance that any such methods will prevent such detrimental trading activity.

Taxes

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the LifePath Portfolios and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales of LifePath Portfolio shares. However, in the case of LifePath Portfolio shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales of LifePath Portfolio shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in LifePath Portfolio shares generally is not taxed on LifePath Portfolio dividends or distributions received by the plan or on sales of LifePath Portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. Special rules may also apply to such distributions. Plan participants should contact their own tax advisers for more information.

You must provide your correct social security number or other taxpayer identification number to the LifePath Portfolio along with any certifications required by the Internal Revenue Service when you open an account.

Master/Feeder Mutual Fund Structure

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

Feeder Fund Expenses

Feeder funds, including the LifePath Portfolios, bear their respective Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the LifePath Portfolios’ Board of Trustees retains the right to withdraw a LifePath Portfolio’s assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio’s shareholders. If the Board of Trustees decides to withdraw a LifePath Portfolio’s assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

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Fund of Funds

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, and Bank of America Corporation, and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including the PNC Financial Services Group, Inc. (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the LifePath Portfolios. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the LifePath Portfolios directly and indirectly invest. Thus, it is likely that the LifePath Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the LifePath Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the LifePath Portfolios, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the LifePath Portfolios and BFA to the extent permitted under the Investment Company Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the LifePath Portfolios and may result in an Entity having positions that are adverse to those of the LifePath Portfolios.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the LifePath Portfolios. As a result, an Entity may compete with the LifePath Portfolios for appropriate investment opportunities. As a result of this and several other factors, the results of the LifePath Portfolios’ investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the LifePath Portfolios could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The LifePath Portfolios may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the LifePath Portfolios. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the LifePath Portfolios.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including Entities may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

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The LifePath Portfolios’ activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the LifePath Portfolios may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The LifePath Portfolios also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the LifePath Portfolios or who engage in transactions with or for the LifePath Portfolios, and may receive compensation for such services. The LifePath Portfolios may also make brokerage and other payments to Entities in connection with the LifePath Portfolios’ portfolio investment transactions.

Under a securities lending program approved by the LifePath Portfolios’ Board of Trustees, the LifePath Portfolios have retained an Affiliate of BFA to serve as the securities lending agent for the LifePath Portfolios to the extent that the LifePath Portfolios participate in the securities lending program. For these services, the lending agent may receive a fee from the LifePath Portfolios, including a fee based on the returns earned on the LifePath Portfolios’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the LifePath Portfolios may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Anti-Money Laundering Requirements

The LifePath Portfolios are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a LifePath Portfolio may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The LifePath Portfolios reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the LifePath Portfolio to verify their identity. Each LifePath Portfolio also reserves the right to redeem any amounts in a LifePath Portfolio from persons whose identity it is unable to verify on a timely basis. It is the LifePath Portfolios’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations. BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website. BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the Class S Shares of each LifePath Portfolio since inception. Certain information reflects financial results for a single Class S Share of each LifePath Portfolio. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class S Shares of a given LifePath Portfolio, assuming reinvestment of all distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the LifePath Portfolios’ financial statements, is included in the LifePath Portfolios’ annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-882-0052 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

LifePath Retirement Portfolio — Class S Shares

Financial Highlights

(For a share outstanding throughout the period)

	Period from May 30, 2008(a) to Dec. 31, 2008
Net asset value, beginning of period	$11.46

Income from investment operations:
Net investment income	0.25
Net realized and unrealized loss	(1.97)

Total from investment operations	(1.72)

Less distributions from:
Net investment income	(0.26)
Net realized gain	(0.04)

Total distributions	(0.30)

Net asset value, end of period	$9.44

Total return	(15.53	)%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$35
Ratio of expenses to average net assets(c)(d)	0.44%
Ratio of expenses to average net assets prior to expense reductions(d)	0.79%
Ratio of net investment income to average net assets(c)(d)	4.08%
Portfolio turnover rate(e)	11%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.
(e)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.

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LifePath 2020 Portfolio — Class S Shares

Financial Highlights

(For a share outstanding throughout the period)

	Period from May 30, 2008(a) to Dec. 31, 2008
Net asset value, beginning of period	$16.90

Income from investment operations:
Net investment income	0.30
Net realized and unrealized loss	(4.48)

Total from investment operations	(4.18)

Less distributions from:
Net investment income	(0.27)
Net realized gain	(0.12)

Total distributions	(0.39)

Net asset value, end of period	$12.33

Total return	(25.28	)%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$416
Ratio of expenses to average net assets(c)(d)	0.42%
Ratio of expenses to average net assets prior to expense reductions(d)	0.76%
Ratio of net investment income to average net assets(c)(d)	4.27%
Portfolio turnover rate(e)	13%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.
(e)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.

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LifePath 2030 Portfolio — Class S Shares

Financial Highlights

(For a share outstanding throughout the period)

	Period from May 30, 2008(a) to Dec. 31, 2008
Net asset value, beginning of period	$16.07

Income from investment operations:
Net investment income	0.25
Net realized and unrealized loss	(5.09)

Total from investment operations	(4.84)

Less distributions from:
Net investment income	(0.23)
Net realized gain	(0.08)

Total distributions	(0.31)

Net asset value, end of period	$10.92

Total return	(30.65	)%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$95
Ratio of expenses to average net assets(c)(d)	0.39%
Ratio of expenses to average net assets prior to expense reductions(d)	0.73%
Ratio of net investment income to average net assets(c)(d)	3.44%
Portfolio turnover rate(e)	13%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.
(e)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.

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LifePath 2040 Portfolio — Class S Shares

Financial Highlights

(For a share outstanding throughout the period)

	Period from May 30, 2008(a) to Dec. 31, 2008
Net asset value, beginning of period	$20.11

Income from investment operations:
Net investment income	0.31
Net realized and unrealized loss	(7.21)

Total from investment operations	(6.90)

Less distributions from:
Net investment income	(0.26)
Net realized gain	(0.08)

Total distributions	(0.34)

Net asset value, end of period	$12.87

Total return	(34.75	)%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$6
Ratio of expenses to average net assets(c)(d)	0.36%
Ratio of expenses to average net assets prior to expense reductions(d)	0.69%
Ratio of net investment income to average net assets(c)(d)	3.31%
Portfolio turnover rate(e)	14%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.
(e)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.

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LifePath 2050 Portfolio — Class S Shares

Financial Highlights

(For a share outstanding throughout the period)

	Period from Jun. 30, 2008(a) to Dec. 31, 2008
Net asset value, beginning of period	$20.00

Income from investment operations:
Net investment income	0.17
Net realized and unrealized loss	(6.57)

Total from investment operations	(6.40)

Less distributions from:
Net investment income	(0.11)
Net realized gain	(0.00	)(b)
Return of capital	(0.03)

Total distributions	(0.14)

Net asset value, end of period	$13.46

Total return	(32.10	)%(c)

Ratios/Supplemental data:
Net assets, end of period (000s)	$24
Ratio of expenses to average net assets(d)(e)	0.29%
Ratio of expenses to average net assets prior to expense reductions(e)	12.41%
Ratio of net investment income to average net assets(d)(e)	3.94%
Portfolio turnover rate(f)	0	%(g)

(a)	Commencement of operations.
(b)	Rounds to less than $0.01.
(c)	Not annualized.
(d)	These ratios include net expenses charged to the corresponding Master Portfolio.
(e)	Annualized for periods of less than one year.
(f)	Represents the portfolio turnover rate of the LifePath Portfolio’s corresponding Master Portfolio.
(g)	Rounds to less than 1%.

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Disclaimers

The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the “Trust”) or to any member of the public regarding the advisability of investing in securities generally or in shares of the Trust (as used in these Disclaimers, “shares”) or the ability of the Standard & Poor’s Indexes to track general stock performance. Standard & Poor’s only relationship to the Trust, BTC or BFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor’s and of the Standard & Poor’s Indexes, which are determined, composed, and calculated by Standard & Poor’s without regard to the Trust, BTC or BFA. Standard & Poor’s has no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor’s Indexes. Standard & Poor’s is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor’s does not guarantee the accuracy or the completeness of the Standard & Poor’s Indexes or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares, or any other person or entity from the use of the Standard & Poor’s Indexes or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor’s Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Standard & Poor’s Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor’s and BTC and BFA.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the “iShares Russell Funds”) are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares or to any member of the public regarding the advisability of investing in securities generally or in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group’s only relationship to the Trust, BTC or BFA is the licensing of certain trademarks, service marks, and trade names of Russell Investment Group’s and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BTC or BFA. Russell Investment Group has no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BTC and BFA.

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The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BTC, BFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan’s only relationship to the Trust, BTC, or BFA is the licensing of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BTC, or BFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of Trust, BTC, or BFA or the owners of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares JPMorgan USD Emerging Markets Bond Fund to be issued or in the determination or calculation of the equation by which the iShares JPMorgan USD Emerging Markets Bond Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. The JPMorgan EMBI Global Core Index and the iShares JPMorgan USD Emerging Markets Bond Fund are provided “as is” with any and all faults. JPMorgan does not guarantee the availability, sequence, timeliness, quality, accuracy and/or the completeness of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund and/or any data included therein, or otherwise obtained by the Trust, BTC, owners of the iShares JPMorgan USD Emerging Markets Bond Fund, or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein, or otherwise obtained by the Trust, BTC, BFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. There are no representations or warranties which extend beyond the description on the face of this document, if any. All warranties and representations of any kind with regard to the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund, are disclaimed including any implied warranties of merchantability, quality, accuracy, fitness for a particular purpose and/or against infringement and/or warranties as to any results to be obtained by and/or from the use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. Without limiting any of the foregoing, in no event shall JPMorgan have any

39

liability for any special, punitive, direct, indirect, or consequential damages, including lost profits, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of owning or trading in the iShares iBoxx $ High Yield Corporate Bond Fund, investing in securities generally, or the ability of the iBoxx $ Liquid High Yield Index to track the appropriate bond market performance. IIC’s only relationship to the Trust, BTC or BFA is the licensing of certain trademarks, servicemarks and trade names of the iShares iBoxx $ High Yield Corporate Bond Fund, which is determined, composed and calculated by IIC or its agents without regard to BTC, BFA or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BTC, BFA, or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination or timing of prices, or quantities of shares to be listed or in the determination or calculation of the redemption price per share, or the determination of the representative sampling of bonds used by the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund or shares of the Fund. IIC does not guarantee the accuracy and/or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein. IIC expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. IIC makes no warranty, express or implied, as to the results to be obtained by BTC and BFA, the iShares iBoxx $ High Yield Corporate Bond Fund or owners of the shares of the Fund, or any other person or entity, from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between IIC and BTC and BFA.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by the FTSE Licensor Parties. The FTSE Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund particularly or the ability of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index to track general stock market performance. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks, trade names, and service marks of FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which are determined, composed and calculated by FTSE without regard to the Trust, BTC, and BFA. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between FTSE and BTC and BFA. None of the FTSE Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person therein.

40

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the “iShares MSCI Index Funds”) are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BTC, BFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by BTC, BFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the “Barclays Capital Funds”) are not sponsored, endorsed or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of owning or trading in the Barclays Capital Funds. The Barclays Capital Funds’ underlying indexes (the “Underlying Indexes”) are determined, composed and calculated by Barclays Capital without regard to the iShares Trust or the owners of shares of the Barclays Capital Funds. Barclays Capital has no obligation to take the needs of BFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of iShares Trust or the marketing or trading of shares of the Barclays Capital Funds. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BTC and BFA or owners of shares of the Barclays Capital Funds, or any other person or entity, from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.

41

BFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BFA shall have no liability for any errors, omissions, or interruptions therein.

BFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

42

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge,

upon request by calling the number below. For more detailed information about BlackRock Funds III and the LifePath Portfolios, you may request a copy of the SAI. The SAI provides information about the LifePath Portfolios and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the LifePath Portfolios’ investments is available in the LifePath Portfolios’ annual or semi-annual reports to shareholders. In the LifePath Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifePath Portfolios’ performance during the last fiscal year.

If you have any questions about the LifePath Portfolios or you wish to obtain the SAI or semi-annual or annual reports free of charge,

please:

Call: 1-800-882-0052 (toll-free)

Monday through Friday

8:30 a.m. to 6:30 p.m. (Eastern Time)

Write: BlackRock Funds III

c/o SEI Investments Distribution Co.

One Freedom Valley Drive, Oaks, PA 19456

The LifePath Portfolios do not have a website, but the LifePath

Portfolios’ annual and semi-annual shareholder reports, prospectus and SAI are available free of charge online at the SEC’s website

www.sec.gov.

Information about a LifePath Portfolio (including its SAI) can be reviewed and copied at the SEC’s Public Reference Room in

Washington, D.C., and information on the operation of the Public

Reference Room may be obtained by calling the SEC at

1-202-551-8090. Reports and other information about the LifePath

Portfolios are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained,

after paying a duplicating fee, by electronic request at the following

e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this

Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-07332

For more information call

1-800-882-0052 (toll-free)

MF-P-LPS-1209

BlackRock

BlackRock

BlackRock Funds III

Prospectus

May 1, 2009 (as revised December 1, 2009)

Money Market Funds

INSTITUTIONAL SHARES

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Objectives1

BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime

The investment objective for both the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime is to seek a high level of income consistent with liquidity and the preservation of capital.

BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury

The investment objective for both the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury is to seek a high level of current income consistent with the preservation of capital and liquidity.

(1)

Each of the BlackRock Cash Funds: Institutional, the BlackRock Cash Funds: Prime, the BlackRockCashFunds: Government and the BlackRock Cash Funds: Treasury (each, a “Fund” and collectively, the “Funds”) invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading “Shareholder Information — Master/Feeder Mutual Fund Structure” in this Prospectus.

1

Principal Investment Strategies

BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the BlackRock Cash Funds: Prime expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Funds are payable in U.S. dollars.

BlackRock Cash Funds: Government

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

BlackRock Cash Funds: Treasury

The Fund seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objective and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

2

Principal Risk Factors

BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury

An investment in Fund is not a bank deposit in BlackRock Institutional Trust Company, N.A. (“BTC”)* or its subsidiaries or affiliates, BlackRock, Inc. (“BlackRock”) or its subsidiaries or affiliates, including any other bank or BlackRock Fund Advisors (“BFA”)**. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Funds seek to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer’s creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decrease. If these changes in value were substantial, the Funds’ value could deviate from $1.00 per share. In that event, you may lose money by investing in a Fund.

Portfolio securities held by the Funds that are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by U.S. government-sponsored enterprises are subject to the risk of sharply rising or falling interest rates that could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or U.S. government-sponsored enterprises.

Obligations of U.S. government agencies and instrumentalities and U.S. government-sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain U.S. government agencies and instrumentalities, and U.S. government-sponsored enterprises are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association (“Ginnie Mae”)); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation (e.g., the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law. The BlackRock Cash Funds: Treasury minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

Each Fund’s income and/or share price could also be affected by downgrades in ratings or defaults of any of the Fund’s holdings.

The Funds may not achieve as high a level of current income as other funds that do not limit their investments to the high quality, short-term money market instruments in which the Funds invest.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

The Funds enter into agreements or arrangements with counterparties, such as repurchase agreements, and are therefore subject to counterparty risk. Counterparty risk is the risk that a counterparty may default or otherwise fail to meet its contractual obligations.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.
**	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

3

The BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime may concentrate their investments in the U.S. banking industry which would subject them to the risks generally associated with investments in the U.S. banking industry — i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry.

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investments and risks, please refer to the Funds’ combined Statement of Additional Information (“SAI”).

Who May Want to Invest in the Funds

The Funds are designed for investors who seek income from a high quality portfolio and/or wish to maintain the value of their investment in the long- and short-term.

4

Investment Returns

Total Returns

The bar charts and table in this section provide some indication of the risks of investing in the Institutional Shares of the Funds by showing the changes in their performance from year to year. The bar charts show the returns of the Institutional Shares of the Funds for each full calendar year since the Funds’ respective inception dates. The average annual total return table compares the average annual total return of the Institutional Shares of the Funds to those of a group of corresponding funds for various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.

BlackRock Cash Funds: Institutional – Institutional Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.68% in the 4th quarter of 2000; the worst was 0.25% in the 1st quarter of 2004.

BlackRock Cash Funds: Prime – Institutional Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.34% in the 3rd quarter of 2007; the worst was 0.26% in the 1st and 2nd quarters of 2004.

5

BlackRock Cash Funds: Government – Institutional Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.33% in the 4th quarter of 2006; the worst was 0.07% in the 4th quarter of 2008.

BlackRock Cash Funds: Treasury – Institutional Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.33% in the 4th quarter of 2006; the worst was 0.03% in the 4th quarter of 2008.

6

Average Annual Total Return

for the Periods ended December 31, 2008

Institutional Shares(1)

	1 Year	3 Years	5 Years	Since Inception
BlackRock Cash Funds: Institutional	2.85%	4.43%	3.59%	3.60%
MFR Averages/FTIA(2)	2.62%	4.15%	3.27%	3.27	%(5)

BlackRock Cash Funds: Prime	2.83%	4.40%	3.57%	3.26%
MFR Averages/FTIA(2)	2.62%	4.15%	3.27%	2.94	%(5)

BlackRock Cash Funds: Government	1.96%	4.04%	N/A	3.70%
MFR Averages/GIA(3)	2.11%	3.83%	N/A	3.40	%(5)

BlackRock Cash Funds: Treasury	1.61%	3.85%	N/A	3.54%
MFR Averages/T&RIA(4)	1.40%	3.52%	N/A	3.18	%(5)

(1)

The returns for Institutional Shares of the BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury are calculated since inception, August 4, 1999, April 16, 2003, September 1, 2004 and September 1, 2004, respectively.

(2)

The Institutional Shares of the BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime are tracked against the Money Fund Report (“MFR”) First Tier Institutional Average (“FTIA”), a service of iMoneyNet, Inc.

(3)	The Institutional Shares of the BlackRock Cash Funds: Government are tracked against the MFR Government Institutional Average, a service of iMoneyNet, Inc.
(4)	The Institutional Shares of the BlackRock Cash Funds: Treasury are tracked against the MFR Treasury and Repo Institutional Average, a service of iMoneyNet, Inc.
(5)

The MFR averages for the Institutional Shares of the BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury are calculated from July 31, 1999, March 31, 2003, August 31, 2004 and August 31, 2004, respectively.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

BFA, the investment adviser of each Fund’s Master Portfolio, and BTC, the administrator of each Fund, have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or Fund. When they do so, the applicable Fund’s operating expenses are reduced, so that the Fund’s total return and yield are increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable Fund’s total return and yield would be lower.

To learn each Fund’s current seven-day yield, call 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BlackRock.com/cash.

Because the current yields on high-quality, short-term money market instruments in which the Funds invest are generally lower than yields on such instruments during the periods shown in the foregoing bar charts and table, the current performance of the Funds is generally lower than that shown in the bar charts and table.

7

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Funds.

Annual Class Operating Expenses as a Percentage of Average Net Assets

(Expenses that are Deducted from Class Assets)

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Government	BlackRock Cash Funds: Treasury
Management fees(1)	0.10%	0.10%	0.10%	0.10%
Other expenses (Administration fees; Independent	0.05%	0.05%	0.05%	0.05%
Expenses(2))
Total annual class operating expenses(1)(2)(3)	0.15%	0.15%	0.15%	0.15%
Less fee waivers and/or expense	(0.03)%	(0.03)%	(0.03)%	(0.03)%
reimbursements(1)(2)
Net expenses(1)(2)(4)	0.12%	0.12%	0.12%	0.12%

(1)

BFA, the investment adviser of each Fund’s Master Portfolio, has contractually agreed to waive a portion of its management fees through December 1, 2011. After giving effect to such contractual waiver, the management fees will be 0.07%.

(2)

“Independent Expenses” consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. BTC and BFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through December 1, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

(3)	Total annual class operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.
(4)

The Funds’ service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

8

Example

The example below is intended to help you compare the cost of investing in Institutional Shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Institutional Shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BFA and BTC are in effect until December 1, 2011.

The Funds do not charge a sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

Institutional Shares

	1 Year	3 Years	5 Years	10 Years
BlackRock Cash Funds: Institutional	$12	$39	$75	$182
BlackRock Cash Funds: Prime	$12	$39	$75	$182
BlackRock Cash Funds: Government	$12	$39	$75	$182
BlackRock Cash Funds: Treasury	$12	$39	$75	$182

Management of the Funds

Investment Adviser

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BFA manages the investing of the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios’ Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each Master Portfolio’s average daily net assets.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock. Based on June 30, 2009 figures, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios’ Board of Trustees’ approval of the investment advisory agreements with BFA is available in each Fund’s semi-annual report for the six-month period ending June 30.

Administrative Services

BTC provides the following services, among others, as the Funds’ administrator:

¡	Supervise the Funds’ administrative operations;

¡	Provide or cause to be provided management reporting and treasury administration services;

¡	Financial reporting;

¡	Legal, blue sky and tax services;

9

¡	Preparation of proxy statements and shareholder reports; and

¡	Engaging and supervising shareholder servicing agents (the “Shareholder Servicing Agents”) on behalf of the Funds.

BTC is entitled to receive fees for these services at the annual rate of 0.05% of the average daily net assets of the Institutional Shares of each Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds’ Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

The Funds have adopted a plan (the “Plan”) that allows each Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch & Co, Inc. (“Merrill Lynch”), Bank of America Corporation (“BAC”), Barclays Capital Corp. (“Barclays”) and their respective affiliates) (each a “Financial Intermediary”) for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition to, rather than in lieu of, shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees a Fund pays to State Street Bank and Trust Company (“State Street”), BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BlackRock or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock and its affiliates may compensate affiliated and unaffiliated Financial intermediaries for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock and its affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock or its affiliates. For more information, see the SAI.

Shareholder Information

Who is Eligible to Invest

The minimum initial investment amount for the Institutional Shares of each Fund is $100 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or State Street, the Funds’ custodian, transfer agent and dividend disbursing agent, for more information.

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In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Institutional Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund’s transfer agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any day the Funds are open (a “Business Day”) (or, if the Fund closes early, at such closing time) to purchase shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios’ portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund’s investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission (“SEC”) by order may permit. Each Fund reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares, as provided from time to time in this Prospectus.

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In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Direct Buyers

A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.

¡

To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.[1]

¡

To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

State Street Bank and Trust Company

ABA # 011000028

Attn: Transfer Agent

Account # DDA 00330860

For Further Credit to: BlackRock Funds III

Shareholder Account Name:

Shareholder Account Number:

Fund Share Class Numbers:

1127 (BlackRock Cash Funds: Institutional - Institutional Shares)

1197 (BlackRock Cash Funds: Prime - Institutional Shares)

1097 (BlackRock Cash Funds: Government - Institutional Shares)

1107 (BlackRock Cash Funds: Treasury - Institutional Shares)

¡

To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund’s Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

¡	To invest or redeem shares online, please contact State Street for information on how to access online trading features.

¡	A direct buyer can ask State Street to wire proceeds directly to its designated bank account.[2]

¡

When a direct buyer purchases Fund shares and then quickly sells (e.g., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

(1)

The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

(2)

To help prevent fraud, if you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

12

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds’ SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Fund Distributions

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund’s investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolios. The Funds’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investment in the Master Portfolios, the policies of the Master Portfolios and the historical nature of flows into and out of the Funds.

The Funds may from time to time implement various methods that the Funds believes are appropriate to deter market timing, frequent trading or other trading activity that may be detrimental to the Funds or long-term investors in the Funds. There is no assurance that any such methods will prevent such detrimental trading activity.

13

Taxes

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund’s net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund’s distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

Distribution Type	Tax Status
Income	Ordinary income(1)
Short-term capital gain	Ordinary income
Long-term capital gain	Long-term capital gain(2)

(1)

Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund’s income is derived from sources that do not pay “qualified dividend income,” income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

(2)	Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds’ shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, will be different. For example, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code of 1986, as amended, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales of Fund shares. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

14

Feeder Fund Expenses

Feeder funds, including the Funds, bear their respective Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its Master Portfolio if it believes doing so is in the best interests of the Fund’s shareholders. If the Board of Trustees decides to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class

The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll-free) for additional information.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, and PNC, and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock’s significant shareholders, Merrill Lynch and its affiliates, including BAC (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Funds and BFA to the extent permitted under the Investment Company Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Entity having positions that are adverse to those of the Funds.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Entity may compete with the Funds for appropriate investment opportunities. As a result of this and several other factors, the results of the Funds’ investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

15

The Funds may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Funds. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including Entities may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Entities in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations. BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website. BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the Institutional Shares of each Fund for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Institutional Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Institutional Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

BlackRock Cash Funds: Institutional — Institutional Shares

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008		Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005		Year ended Dec. 31, 2004
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00

Income from investment operations:
Net investment income	0.03		0.05	0.05	0.03		0.01
Net realized gain (loss)	(0.00	)(a)	0.00 (a)	0.00 (a)	(0.00	)(a)	(0.00	)(a)

Total from investment operations	0.03		0.05	0.05	0.03		0.01

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.05)	(0.03)		(0.01)

Total distributions	(0.03)		(0.05)	(0.05)	(0.03)		(0.01)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00		$1.00

Total return	2.85%		5.36%	5.11%	3.29%		1.39%

Ratios/Supplemental data:
Net assets, end of year (000s)	$20,223,437		$6,653,737	$4,198,724	$3,485,876		$3,624,503
Ratio of expenses to average net assets(b)	0.12%		0.11%	0.10%	0.05%		0.06%
Ratio of expenses to average net assets prior to expense reductions	0.15%		0.16%	0.14%	0.12%		0.12%
Ratio of net investment income to average net assets(b)	2.65%		5.25%	4.97%	3.26%		1.37%

(a)	Rounds to less than $0.01.
(b)	These ratios include net expenses charged to the corresponding Master Portfolio.

17

BlackRock Cash Funds: Prime — Institutional Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008		Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.03		0.05	0.05	0.03	0.01
Net realized gain (loss)	(0.00	)(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)

Total from investment operations	0.03		0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)
Net realized gain	—		—	—	—	(0.00	)(a)

Total distributions	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	2.83%		5.32%	5.07%	3.26%	1.40%

Ratios/Supplemental data:
Net assets, end of year (000s)	$10,812,890		$8,363,790	$5,915,836	$6,521,818	$6,000,944
Ratio of expenses to average net assets(b)	0.11%		0.12%	0.11%	0.08%	0.04%
Ratio of expenses to average net assets prior to expense reductions	0.15%		0.15%	0.14%	0.12%	0.12%
Ratio of net investment income to average net assets(b)	2.80%		5.19%	4.93%	3.28%	1.45%

(a)	Rounds to less than $0.01.
(b)	These ratios include net expenses charged to the corresponding Master Portfolio.

18

BlackRock Cash Funds: Government — Institutional Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Sep. 1, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.05	0.05	0.03	0.01

Total from investment operations	0.02	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.96%	5.15%	5.04%	3.28%	0.64	%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,594,728	$3,031	$395	$169,200	$448,100
Ratio of expenses to average net assets(c)(d)	0.10%	0.12%	0.12%	0.03%	0.00%
Ratio of expenses to average net assets prior to expense reductions(d)	0.16%	0.18%	0.16%	0.12%	0.12%
Ratio of net investment income to average net assets(c)(d)	0.29%	4.67%	4.75%	3.04%	1.93%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.

19

BlackRock Cash Funds: Treasury — Institutional Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Sep. 1, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.05	0.05	0.03	0.01

Total from investment operations	0.02	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.61%	4.95%	5.04%	3.20%	0.61	%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,305,944	$131,190	$126,518	$100,343	$100
Ratio of expenses to average net assets(c)(d)	0.04%	0.04%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets prior to expense reductions(d)	0.15%	0.18%	0.19%	0.12%	0.12%
Ratio of net investment income to average net assets(c)(d)	0.39%	4.74%	5.03%	4.03%	1.82%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.

20

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available to registered users on our website at www.blackrock.com/cash. For more detailed

information about BlackRock Funds III and the Funds, you may request a copy of the SAI. The SAI provides information about the

Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual or semi-annual reports to shareholders. In the

Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the

Funds’ performance during the last fiscal year.

If you have any questions about the Funds or you wish to obtain the

SAI or semi-annual or annual reports free of charge, please:

Call: 1-800-768-2836 (toll-free)

Monday through Friday

8:30 a.m. to 6:30 p.m. (Eastern Time)

Write: BlackRock Funds III

c/o SEI Investments Distribution Co.

One Freedom Valley Drive, Oaks, PA 19456

Information about a Fund (including its SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and

information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.

20549-1520.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this

Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

An investment in the Funds is not insured or guaranteed by the

Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the

value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

An investment in the Funds is not a deposit in BlackRock

Institutional Trust Company, N.A., or any other bank.

Investment Company Act File No.: 811-07332

For more information call

1-800-768-2836 (toll-free)

MF-P-IS-1209

BlackRock

BlackRock Funds III

Prospectus

May 1, 2009 (as revised December 1, 2009)

Money Market Funds

PREMIUM SHARES

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Objectives1

BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime

The investment objective for both the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime is to seek a high level of income consistent with liquidity and the preservation of capital.

BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury

The investment objective for both the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury is to seek a high level of current income consistent with the preservation of capital and liquidity.

(1)

Each of the BlackRock Cash Funds: Institutional, the BlackRock Cash Funds: Prime, the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury (each, a “Fund” and collectively, the “Funds”) invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading “Shareholder Information — Master/Feeder Mutual Fund Structure” in this Prospectus.

1

Principal Investment Strategies

BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the BlackRock Cash Funds: Prime expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Funds are payable in U.S. dollars.

BlackRock Cash Funds: Government

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

BlackRock Cash Funds: Treasury

The Fund seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objective and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

2

Principal Risk Factors

BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury

An investment in a Fund is not a bank deposit in BlackRock Institutional Trust Company (“BTC”)* or its subsidiaries or affiliates, BlackRock, Inc. (“BlackRock”) or its subsidiaries or affiliates, including any other bank or BlackRock Fund Advisors (“BFA”)**. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Funds seek to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer’s creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decrease. If these changes in value were substantial, the Funds’ value could deviate from $1.00 per share. In that event, you may lose money by investing in a Fund.

Portfolio securities held by the Funds that are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by U.S. government-sponsored enterprises are subject to the risk of sharply rising or falling interest rates that could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or U.S. government-sponsored enterprises.

Obligations of U.S. government agencies and instrumentalities and U.S. government-sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain U.S. government agencies and instrumentalities, and U.S. government-sponsored enterprises are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association (“Ginnie Mae”)); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation (e.g., the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law. The BlackRock Cash Funds: Treasury minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

Each Fund’s income and/or share price could also be affected by downgrades in ratings or defaults of any of the Fund’s holdings.

The Funds may not achieve as high a level of current income as other funds that do not limit their investments to the high quality, short-term money market instruments in which the Funds invest.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

The Funds enter into agreements or arrangements with counterparties, such as repurchase agreements, and are therefore subject to counterparty risk. Counterparty risk is the risk that a counterparty may default or otherwise fail to meet its contractual obligations.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.
**	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

3

The Funds do not concentrate their investments in any industry, except that the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime may concentrate their investments in the U.S. banking industry which would subject them to the risks generally associated with investments in the U.S. banking industry – i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry.

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investments and risks, please refer to the Funds’ combined Statement of Additional Information (“SAI”).

Who May Want to Invest in the Funds

The Funds are designed for investors who seek income from a high quality portfolio and/or wish to maintain the value of their investment in the long- and short-term.

Investment Returns

Total Returns

The bar charts and table in this section provide some indication of the risks of investing in the Premium Shares of the Funds by showing the changes in their performance from year to year. The bar charts show the returns of the Premium Shares of the Funds for each full calendar year since the Funds’ respective inception dates. The average annual total return table compares the average annual total return of the Premium Shares of the Funds to those of a group of corresponding funds for various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.

BlackRock Cash Funds: Institutional – Premium Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.34% in the 3rd quarter of 2007; the worst was 0.24% in the 1st quarter of 2004.

4

BlackRock Cash Funds: Prime – Premium Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.33% in the 3rd quarter of 2007; the worst was 0.25% in the 1st and 2nd quarters of 2004.

BlackRock Cash Funds: Government – Premium Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.31% in the 3rd and 4th quarters of 2006; the worst was 0.07% in the 4th quarter of 2008.

BlackRock Cash Funds: Treasury – Premium Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.32% in the 4th quarter of 2006; the worst was 0.03% in the 4th quarter of 2008.

5

Average Annual Total Returns

for the Periods ended December 31, 2008

Premium Shares(1)

	1 Year	3 Years	5 Years	Since Inception
BlackRock Cash Funds: Institutional	2.80%	4.38%	3.54%	3.10%
MFR Averages/FTIA(2)	2.62%	4.15%	3.27%	2.84	%(5)

BlackRock Cash Funds: Prime	2.78%	4.35%	3.52%	3.21%
MFR Averages/FTIA(2)	2.62%	4.15%	3.27%	2.94	%(5)

BlackRock Cash Funds: Government	1.92%	3.99%	N/A	3.65%
MFR Averages/GIA(3)	2.11%	3.83%	N/A	3.40	%(5)

BlackRock Cash Funds: Treasury	1.57%	3.81%	N/A	3.50%
MFR Averages/T&RIA(4)	1.40%	3.52%	N/A	3.18	%(5)

(1)

The returns for Premium Shares of the BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury are calculated since inception, December 2, 2002, April 16, 2003, September 1, 2004 and September 1, 2004, respectively.

(2)

The Premium Shares of the BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime are tracked against the Money Fund Report (“MFR”) First Tier Institutional Average (“FTIA”), a service of iMoneyNet, Inc.

(3)	The Premium Shares of the BlackRock Cash Funds: Government are tracked against the MFR Government Institutional Average, a service of iMoneyNet, Inc.
(4)	The Premium Shares of the BlackRock Cash Funds: Treasury are tracked against the MFR Treasury and Repo Institutional Average, a service of iMoneyNet, Inc.
(5)

The MFR averages for the Premium Shares of the BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury are calculated from November 30, 2002, March 31, 2003, August 31, 2004 and August 31, 2004, respectively.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

BFA, the investment adviser of each Fund’s Master Portfolio, and BTC, the administrator of each Fund, have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or Fund. When they do so, the applicable Fund’s operating expenses are reduced, so that the Fund’s total return and yield are increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable Fund’s total return and yield would be lower.

To learn each Fund’s current seven-day yield, call 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BlackRock.com/Cash.

Because the current yields on high-quality, short-term money market instruments in which the Funds invest are generally lower than yields on such instruments during the periods shown in the foregoing bar charts and table, the current performance of the Funds is generally lower than that shown in the bar charts and table.

6

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Premium Shares of the Funds.

Annual Class Operating Expenses as a Percentage of Average Net Assets

(Expenses that are Deducted from Class Assets)

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Government	BlackRock Cash Funds: Treasury
Management fees(1)	0.10%	0.10%	0.10%	0.10%
Other expenses (Administration fees; Independent Expenses(2))	0.10%	0.10%	0.10%	0.10%
Total annual class operating expenses(1)(2)(3)	0.20%	0.20%	0.20%	0.20%
Less fee waivers and/or expense reimbursements(1)(2)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Net expenses(1)(2)(4)	0.17%	0.17%	0.17%	0.17%

(1)

BFA, the investment adviser of each Fund’s Master Portfolio, has contractually agreed to waive a portion of its management fees through December 1, 2011. After giving effect to such contractual waiver, the management fees will be 0.07%.

(2)

“Independent Expenses” consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. BTC and BFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through December 1, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

(3)	Total annual class operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.
(4)

The Funds’ service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

Example

The example below is intended to help you compare the cost of investing in Premium Shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Premium Shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BFA and BTC are in effect until December 1, 2011.

The Funds do not charge a sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

Premium Shares

	1 Year	3 Years	5 Years	10 Years
BlackRock Cash Funds: Institutional	$17	$55	$103	$246
BlackRock Cash Funds: Prime	$17	$55	$103	$246
BlackRock Cash Funds: Government	$17	$55	$103	$246
BlackRock Cash Funds: Treasury	$17	$55	$103	$246

7

Management of the Funds

Investment Adviser

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BFA manages the investing of the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios’ Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each Master Portfolio’s average daily net assets.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock. Based on June 30, 2009 figures, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios’ Board of Trustees’ approval of the investment advisory agreements with BFA is available in each Fund’s semi-annual report for the six-month period ending June 30.

Administrative Services

BTC provides the following services, among others, as the Funds’ administrator:

¡	Supervise the Funds’ administrative operations;

¡	Provide or cause to be provided management reporting and treasury administration services;

¡	Financial reporting;

¡	Legal, blue sky and tax services;

¡	Preparation of proxy statements and shareholder reports; and

¡	Engaging and supervising shareholder servicing agents (the “Shareholder Servicing Agents”) on behalf of the Funds.

BTC is entitled to receive fees for these services at the annual rate of 0.10% of the average daily net assets of the Premium Shares of each Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds’ Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

The Funds have adopted a plan (the “Plan”) that allows each Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (such as BlackRock, PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch & Co, Inc. (“Merrill Lynch”), Bank of America Corporation (“BAC”), Barclays Capital Corp. (“Barclays”) and their respective affiliates) (each a “Financial Intermediary”) for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition to, rather than in lieu of, shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees a Fund pays to State Street Bank and Trust Company (“State Street”), BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial

8

Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BlackRock or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock and its affiliates may compensate affiliated and unaffiliated financial intermediaries for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock and its affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock or its affiliates. For more information, see the SAI.

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Premium Shares, you must:

¡	Invest through an employer-sponsored or individual retirement savings plan;

¡	Invest the proceeds rolled over from such retirement savings plan into an individual retirement account (“IRA”);

¡	Maintain an account with State Street Bank, the Funds’ custodian, transfer agent and dividend disbursing agent, or with one of the Funds’ Shareholder Servicing Agents; or

¡	Initially invest a minimum of $10 million directly through State Street.

The minimum initial investment amount for the Premium Shares of each Fund is $10 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or State Street for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Premium Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

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Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.

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Tax-deferred investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your

9

purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the Funds, as described below.

¡

Qualified buyer. Invest through an account set up with your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.

¡	Direct buyer. See the “Special Instructions for Direct Buyers” section of this Prospectus.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund’s transfer agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any day the Funds are open (a “Business Day”) (or, if the Fund closes early, at such closing time) to purchase shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios’ portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

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Plan participant and tax-deferred investor. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

¡	Qualified buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

¡	Direct buyer. See the “Special Instructions for Direct Buyers” section of this Prospectus.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund’s investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission (“SEC”) by order may permit. Each Fund reserves the right to automatically redeem your shares and close your account for any reason, subject to

10

applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares, as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Direct Buyers

A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.

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To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.[1]

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To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

State Street Bank and Trust Company

ABA # 011000028

Attn: Transfer Agent

Account # DDA 00330860

For Further Credit to: BlackRock Funds III

Shareholder Account Name:

Shareholder Account Number:

Fund Share Class Numbers:

1128 (BlackRock Cash Funds: Institutional - Premium Shares)

1198 (BlackRock Cash Funds: Prime - Premium Shares)

1098 (BlackRock Cash Funds: Government - Premium Shares)

1108 (BlackRock Cash Funds: Treasury - Premium Shares)

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To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund’s Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

¡	To invest or redeem shares online, please contact State Street for information on how to access online trading features.

¡	A direct buyer can ask State Street to wire proceeds directly to its designated bank account.[2]

¡

When a direct buyer purchases Fund shares and then quickly sells (e.g., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

11

(1)

The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

(2)

To help prevent fraud, if you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds’ SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Fund Distributions

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund’s investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolios. The Funds’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’

12

investment in the Master Portfolios, the policies of the Master Portfolios and the historical nature of flows into and out of the Funds.

The Funds may from time to time implement various methods that the Funds believe are appropriate to deter market timing, frequent trading or other trading activity that may be detrimental to the Funds or long-term investors in the Funds. There is no assurance that any such methods will prevent such detrimental trading activity.

Taxes

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund’s net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund’s distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

Distribution Type	Tax Status
Income	Ordinary income(1)
Short-term capital gain	Ordinary income
Long-term capital gain	Long-term capital gain(2)

(1)

Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund’s income is derived from sources that do not pay “qualified dividend income,” income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

(2)	Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds’ shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) plan or IRA, will be different. For example, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code of 1986, as amended, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales of Fund shares. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

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Feeder Fund Expenses

Feeder funds, including the Funds, bear their respective Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its Master Portfolio if it believes doing so is in the best interests of the Fund’s shareholders. If the Board of Trustees decides to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class

The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll-free) for additional information.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock and PNC, and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock’s significant shareholders, Merrill Lynch and its affiliates, including BAC (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Funds and BFA to the extent permitted under the Investment Company Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Entity having positions that are adverse to those of the Funds.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Entity may compete with the Funds for appropriate investment opportunities. As a result of this and several other factors, the results of the Funds’ investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

14

The Funds may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Funds. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including Entities may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Entities in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations. BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website. BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the Premium Shares of each Fund for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Premium Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Premium Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

BlackRock Cash Funds: Institutional — Premium Shares

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008		Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.03		0.05	0.05	0.03	0.01
Net realized gain (loss)	(0.00	)(a)	0.00 (a)	0.00 (a)	0.00 (a)	(0.00	)(a)

Total from investment operations	0.03		0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	2.80%		5.31%	5.05%	3.24%	1.34%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,021,216		$746,582	$1,321,042	$1,803,171	$1,217,388
Ratio of expenses to average net assets(b)	0.18%		0.16%	0.15%	0.10%	0.10%
Ratio of expenses to average net assets prior to expense reductions	0.21%		0.21%	0.19%	0.17%	0.17%
Ratio of net investment income to average net assets(b)	2.79%		5.21%	4.93%	3.24%	1.45%

(a)	Rounds to less than $0.01.
(b)	These ratios include net expenses charged to the corresponding Master Portfolio.

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BlackRock Cash Funds: Prime — Premium Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008		Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.03		0.05	0.05	0.03	0.01
Net realized gain (loss)	(0.00	)(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)

Total from investment operations	0.03		0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)
Net realized gain	–		–	–	–	(0.00	)(a)

Total distributions	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	2.78%		5.27%	5.02%	3.21%	1.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,304,633		$1,795,477	$1,551,648	$3,233,738	$5,247,105
Ratio of expenses to average net assets(b)	0.17%		0.17%	0.16%	0.13%	0.07%
Ratio of expenses to average net assets prior to expense reductions	0.21%		0.20%	0.19%	0.17%	0.17%
Ratio of net investment income to average net assets(b)	2.60%		5.14%	4.88%	3.08%	1.62%

(a)	Rounds to less than $0.01.
(b)	These ratios include net expenses charged to the corresponding Master Portfolio.

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BlackRock Cash Funds: Government — Premium Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Sep. 1, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.05	0.05	0.03	0.01

Total from investment operations	0.02	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.92%	5.09%	4.99%	3.23%	0.62	%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$21,773	$89,824	$123,532	$183,243	$100
Ratio of expenses to average net assets(c)(d)	0.09%	0.17%	0.17%	0.08%	0.05%
Ratio of expenses to average net assets prior to expense reductions(d)	0.16%	0.23%	0.21%	0.17%	0.17%
Ratio of net investment income to average net assets(c)(d)	2.24%	4.84%	4.88%	3.54%	1.86%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.

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BlackRock Cash Funds: Treasury — Premium Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Sep. 1, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.05	0.05	0.03	0.01

Total from investment operations	0.02	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.57%	4.90%	4.99%	3.15%	0.59	%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$65,095	$61,513	$2,112	$2,546	$100
Ratio of expenses to average net assets(c)(d)	0.07%	0.09%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expense reductions(d)	0.20%	0.23%	0.23%	0.17%	0.17%
Ratio of net investment income to average net assets(c)(d)	1.17%	4.44%	4.61%	3.83%	1.77%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.

19

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available to registered users on our website at www.blackrock.com/cash. For more detailed

information about BlackRock Funds III and the Funds, you may request a copy of the SAI. The SAI provides information about the

Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual or semi-annual reports to shareholders.

If you have any questions about the Funds or you wish to obtain the

SAI or semi-annual or annual reports free of charge, please:

Call: 1-800-768-2836 (toll-free)

Monday through Friday

8:30 a.m. to 6:30 p.m. (Eastern Time)

Write: BlackRock Funds III

c/o SEI Investments Distribution Co.

One Freedom Valley Drive, Oaks, PA 19456

Information about a Fund (including its SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and

information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.

20549-1520.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this

Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

An investment in the Funds is not insured or guaranteed by the

Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the

value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

An investment in the Funds is not a deposit in BlackRock

Institutional Trust Company, N.A., or any other bank.

Investment Company Act File No.: 811-07332

For more information call

1-800-768-2836 (toll-free)

MF-P-PRE-1209

BLACKROCK

BlackRock

BlackRock Funds III

Prospectus

May 1, 2009 (as revised December 1, 2009)

Money Market Funds

SELECT SHARES

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Objectives1

BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime

The investment objective for both the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime is to seek a high level of income consistent with liquidity and the preservation of capital.

BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury

The investment objective for both the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury is to seek a high level of current income consistent with the preservation of capital and liquidity.

(1)

Each of the BlackRock Cash Funds: Institutional, the BlackRock Cash Funds: Prime, the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury (each, a “Fund” and collectively, the “Funds”) invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading “Shareholder Information — Master/Feeder Mutual Fund Structure” in this Prospectus.

1

Principal Investment Strategies

BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the BlackRock Cash Funds: Prime expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Funds are payable in U.S. dollars.

BlackRock Cash Funds: Government

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

BlackRock Cash Funds: Treasury

The Fund seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objective and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

2

Principal Risk Factors

BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury

An investment in a Fund is not a bank deposit in BlackRock Institutional Trust Company, N.A. (“BTC”)* or its subsidiaries or affiliates, BlackRock, Inc. (“BlackRock”) or its subsidiaries or affiliates, including any other bank or BlackRock Fund Advisors (“BFA”)**. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Funds seek to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer’s creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decrease. If these changes in value were substantial, the Funds’ value could deviate from $1.00 per share. In that event, you may lose money by investing in a Fund.

Portfolio securities held by the Funds that are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by U.S. government-sponsored enterprises are subject to the risk of sharply rising or falling interest rates that could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or U.S. government-sponsored enterprises.

Obligations of U.S. government agencies and instrumentalities and U.S. government-sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain U.S. government agencies and instrumentalities, and U.S. government-sponsored enterprises are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association (“Ginnie Mae”)); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation (e.g., the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law. The BlackRock Cash Funds: Treasury minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

Each Fund’s income and/or share price could also be affected by downgrades in ratings or defaults of any of the Fund’s holdings.

The Funds may not achieve as high a level of current income as other funds that do not limit their investments to the high quality, short-term money market instruments in which the Funds invest.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

The Funds enter into agreements or arrangements with counterparties, such as repurchase agreements, and are therefore subject to counterparty risk. Counterparty risk is the risk that a counterparty may default or otherwise fail to meet its contractual obligations.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.
**	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

3

The Funds do not concentrate their investments in any industry, except that the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime may concentrate their investments in the U.S. banking industry which would subject them to the risks generally associated with investments in the U.S. banking industry – i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry.

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investments and risks, please refer to the Funds’ combined Statement of Additional Information (“SAI”).

Who May Want to Invest in the Funds

The Funds are designed for investors who seek income from a high quality portfolio and/or wish to maintain the value of their investment in the long- and short-term.

4

Investment Returns

Total Returns

The bar charts and table in this section provide some indication of the risks of investing in the Select Shares of the Funds by showing the changes in their performance from year to year. The bar charts show the returns of the Select Shares of the Funds for each full calendar year since the Funds’ respective inception dates. The average annual total return table compares the average annual total return of the Select Shares of the Funds to those of a group of corresponding funds for various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.

BlackRock Cash Funds: Institutional – Select Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.33% in the 3rd quarter of 2007; the worst was 0.48% in the 4th quarter of 2008.

BlackRock Cash Funds: Prime – Select Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.32% in the 3rd quarter of 2007; the worst was 0.47% in the 4th quarter of 2008.

5

BlackRock Cash Funds: Government – Select Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.31% in the 4th quarter of 2006; the worst was 0.06% in the 4th quarter of 2008.

BlackRock Cash Funds: Treasury – Select Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.31% in the 4th quarter of 2006; the worst was 0.03% in the 4th quarter of 2008.

6

Average Annual Total Returns

for the Periods ended December 31, 2008

Select Shares(1)

	1 Year	3 Years	Since Inception
BlackRock Cash Funds: Institutional	2.76%	4.34%	3.52%
MFR Averages/FTIA(2)	2.62%	4.15%	3.27	%(5)

BlackRock Cash Funds: Prime	2.75%	4.31%	3.51%
MFR Averages/FTIA(2)	2.62%	4.15%	3.27	%(5)

BlackRock Cash Funds: Government	1.89%	3.95%	3.61%
MFR Averages/GIA(3)	2.11%	3.83%	3.40	%(5)

BlackRock Cash Funds: Treasury	1.55%	3.77%	3.45%
MFR Averages/T&RIA(4)	1.40%	3.52%	3.18	%(5)

(1)

The returns for Select Shares of the BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury are calculated since inception, January 26, 2004, January 26, 2004, September 1, 2004 and September 1, 2004, respectively.

(2)

The Select Shares of the BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime are tracked against the Money Fund Report (“MFR”) First Tier Institutional Average (“FTIA”), a service of iMoneyNet, Inc.

(3)	The Select Shares of the BlackRock Cash Funds: Government are tracked against the MFR Government Institutional Average, a service of iMoneyNet, Inc.
(4)	The Select Shares of the BlackRock Cash Funds: Treasury are tracked against the MFR Treasury and Repo Institutional Average, a service of iMoneyNet, Inc.
(5)

The MFR averages for the Select Shares of the BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury are calculated from December 31, 2003, December 31, 2003, August 31, 2004 and August 31, 2004, respectively.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

BFA, the investment adviser of each Fund’s Master Portfolio, and BTC, the administrator of each Fund, have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or Fund. When they do so, the applicable Fund’s operating expenses are reduced, so that the Fund’s total return and yield are increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable Fund’s total return and yield would be lower.

To learn each Fund’s current seven-day yield, call 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BlackRock.com/Cash.

Because the current yields on high-quality, short-term money market instruments in which the Funds invest are generally lower than yields on such instruments during the periods shown in the foregoing bar charts and table, the current performance of the Funds is generally lower than that shown in the bar charts and table.

7

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Select Shares of the Funds.

Annual Class Operating Expenses as a Percentage of Average Net Assets

(Expenses that are Deducted from Class Assets)

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Government	BlackRock Cash Funds: Treasury
Management fees(1)	0.10%	0.10%	0.10%	0.10%
Other expenses (Administration fees(1); Independent Expenses(2))	0.15%	0.15%	0.15%	0.15%
Total annual class operating expenses(1)(2)(3)	0.25%	0.25%	0.25%	0.25%
Less fee waivers and/or expense reimbursements(1)(2)	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Net expenses(1)(2)(4)	0.20%	0.20%	0.20%	0.20%

(1)

BFA, the investment adviser of each Fund’s Master Portfolio, has contractually agreed to waive a portion of its management fees through December 1, 2011. BTC, the administrator of the Funds, has contractually agreed to waive a portion of its administration fees through December 1, 2011. After giving effect to such contractual waivers, the management fees will be 0.07% and the administration fees will be 0.13%.

(2)

“Independent Expenses” consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. BTC and BFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through December 1, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

(3)	Total annual class operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.
(4)

The Funds’ service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

8

Example

The example below is intended to help you compare the cost of investing in Select Shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Select Shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BFA and BTC are in effect until December 1, 2011.

The Funds do not charge a sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

Select Shares

	1 Year	3 Years	5 Years	10 Years
BlackRock Cash Funds: Institutional	$20	$64	$125	$302
BlackRock Cash Funds: Prime	$20	$64	$125	$302
BlackRock Cash Funds: Government	$20	$64	$125	$302
BlackRock Cash Funds: Treasury	$20	$64	$125	$302

Management of the Funds

Investment Adviser

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BFA manages the investing of the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios’ Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each Master Portfolio’s average daily net assets.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock. Based on June 30, 2009 figures, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios’ Board of Trustees’ approval of the investment advisory agreements with BFA is available in each Fund’s semi-annual report for the six-month period ending June 30.

Administrative Services

BTC provides the following services, among others, as the Funds’ administrator:

¡	Supervise the Funds’ administrative operations;

¡	Provide or cause to be provided management reporting and treasury administration services;

¡	Financial reporting;

¡	Legal, blue sky and tax services;

9

¡	Preparation of proxy statements and shareholder reports; and

¡	Engaging and supervising shareholder servicing agents (the “Shareholder Servicing Agents”) on behalf of the Funds.

BTC is entitled to receive fees for these services at the annual rate of 0.15% (0.13% pursuant to the current contractual fee waiver) of the average daily net assets of the Select Shares of each Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds’ Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

The Funds have adopted a plan (the “Plan”) that allows each Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (such as BlackRock, PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch & Co, Inc. (“Merrill Lynch”), Bank of America Corporation (“BAC”), Barclays Capital Corp. (“Barclays”) and their respective affiliates) (each a “Financial Intermediary”) for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition to, rather than in lieu of, shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees a Fund pays to State Street Bank and Trust Company (“State Street”), BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BlackRock or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock and its affiliates may compensate affiliated and unaffiliated financial intermediaries for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock and its affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock or its affiliates. For more information, see the SAI.

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Select Shares, you must:

¡	Invest through an employer-sponsored or individual retirement savings plan;

¡	Invest the proceeds rolled over from such retirement savings plan into an individual retirement account (“IRA”);

10

¡	Maintain an account with State Street, the Funds’ custodian, transfer agent and dividend disbursing agent, or with one of the Funds’ Shareholder Servicing Agents; or

¡	Initially invest a minimum of $1 million directly through State Street.

The minimum initial investment amount for the Select Shares of each Fund is $1 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or State Street for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Select Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

¡

Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.

¡

Tax-deferred investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the Funds, as described below.

¡

Qualified buyer. Invest through an account set up with your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.

¡	Direct buyer. See the “Special Instructions for Direct Buyers” section of this Prospectus.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund’s transfer agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any day the Funds are open (a “Business Day”) (or, if the Fund closes early, at such closing time) to purchase shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios’ portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

11

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

¡

Plan participant and tax-deferred investor. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

¡	Qualified buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

¡	Direct buyer. See the “Special Instructions for Direct Buyers” section of this Prospectus.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund’s investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission (“SEC”) by order may permit. Each Fund reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares, as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

12

Special Instructions for Direct Buyers

A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.

¡

To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.[1]

¡

To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

State Street Bank and Trust Company

ABA # 011000028

Attn: Transfer Agent

Account # DDA 00330860

For Further Credit to: BlackRock Funds III

Shareholder Account Name:

Shareholder Account Number:

Fund Share Class Numbers:

1122 (BlackRock Cash Funds: Institutional - Select Shares)

1199 (BlackRock Cash Funds: Prime - Select Shares)

1099 (BlackRock Cash Funds: Government - Select Shares)

1109 (BlackRock Cash Funds: Treasury - Select Shares)

¡

To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund’s Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

¡	To invest or redeem shares online, please contact State Street for information on how to access online trading features.

¡	A direct buyer can ask State Street to wire proceeds directly to its designated bank account.[2]

¡

When a direct buyer purchases Fund shares and then quickly sells (e.g., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

(1)

The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

(2)

To help prevent fraud, if you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

13

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds’ SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Fund Distributions

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund’s investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolios. The Funds’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investment in the Master Portfolios, the policies of the Master Portfolios and the historical nature of flows into and out of the Funds.

The Funds may from time to time implement various methods that the Funds believe are appropriate to deter market timing, frequent trading or other trading activity that may be detrimental to the Funds or long-term investors in the Funds. There is no assurance that any such methods will prevent such detrimental trading activity.

14

Taxes

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund’s net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund’s distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

Distribution Type	Tax Status
Income	Ordinary income(1)
Short-term capital gain	Ordinary income
Long-term capital gain	Long-term capital gain(2)

(1)

Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund’s income is derived from sources that do not pay “qualified dividend income,” income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

(2)	Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds’ shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) plan or IRA, will be different. For example, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code of 1986, as amended, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales of Fund shares. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

15

Feeder Fund Expenses

Feeder funds, including the Funds, bear their respective Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its Master Portfolio if it believes doing so is in the best interests of the Fund’s shareholders. If the Board of Trustees decides to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class

The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll-free) for additional information.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock and PNC, and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock’s significant shareholders, Merrill Lynch and its affiliates, including BAC (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Funds and BFA to the extent permitted under the Investment Company Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Entity having positions that are adverse to those of the Funds.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Entity may compete with the Funds for appropriate investment opportunities. As a result of this and several other factors, the results of the Funds’ investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Funds may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Funds. Transactions

16

by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including Entities may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Entities in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations. BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website. BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

17

Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the Select Shares of each Fund for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Select Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Select Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

BlackRock Cash Funds: Institutional — Select Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008		Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Jan. 26, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.03		0.05	0.05	0.03	0.01
Net realized gain (loss)	(0.00	)(b)	0.00 (b)	–	0.00 (b)	–

Total from investment operations	0.03		0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	2.76%		5.26%	5.00%	3.19%	1.22	%(c)

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,014		$4,807	$1,229	$24,940	$6,712
Ratio of expenses to average net assets(d)(e)	0.23%		0.20%	0.19%	0.15%	0.10%
Ratio of expenses to average net assets prior to expense reductions(e)	0.28%		0.25%	0.23%	0.22%	0.22%
Ratio of net investment income to average net assets(d)(e)	2.05%		5.11%	4.55%	3.50%	1.93%

(a)	Commencement of operations.
(b)	Rounds to less than $0.01.
(c)	Not annualized.
(d)	These ratios include net expenses charged to the corresponding Master Portfolio.
(e)	Annualized for periods of less than one year.

18

BlackRock Cash Funds: Prime — Select Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008		Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Jan. 26, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.03		0.05	0.05	0.03	0.01
Net realized gain (loss)	(0.00	)(b)	0.00 (b)	0.00 (b)	0.00 (b)	–

Total from investment operations	0.03		0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	2.75%		5.24%	4.97%	3.16%	1.23	%(c)

Ratios/Supplemental data:
Net assets, end of period (000s)	$143,150		$268,352	$21,642	$81,359	$170,336
Ratio of expenses to average net assets(d)(e)	0.18%		0.20%	0.21%	0.18%	0.10%
Ratio of expenses to average net assets prior to expense reductions(e)	0.25%		0.25%	0.24%	0.22%	0.22%
Ratio of net investment income to average net assets(d)(e)	2.95%		5.06%	4.67%	3.05%	2.11%

(a)	Commencement of operations.
(b)	Rounds to less than $0.01.
(c)	Not annualized.
(d)	These ratios include net expenses charged to the corresponding Master Portfolio.
(e)	Annualized for periods of less than one year.

19

BlackRock Cash Funds: Government — Select Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Sep. 1, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.05	0.05	0.03	0.01

Total from investment operations	0.02	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.89%	5.06%	4.94%	3.18%	0.60	%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$81,424	$14,269	$42,683	$40,712	$100
Ratio of expenses to average net assets(c)(d)	0.07%	0.20%	0.21%	0.13%	0.10%
Ratio of expenses to average net assets prior to expense reductions(d)	0.23%	0.28%	0.26%	0.22%	0.22%
Ratio of net investment income to average net assets(c)(d)	0.82%	5.03%	4.84%	3.90%	1.81%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.

20

BlackRock Cash Funds: Treasury — Select Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Sep. 1, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.05	0.05	0.03	0.01

Total from investment operations	0.02	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.55%	4.86%	4.94%	3.10%	0.58	%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$24,340	$10,050	$55,919	$103	$100
Ratio of expenses to average net assets(c)(d)	0.09%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expense reductions(d)	0.25%	0.27%	0.30%	0.22%	0.22%
Ratio of net investment income to average net assets(c)(d)	0.92%	5.06%	5.15%	3.06%	1.70%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.

21

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available to registered users on our website at www.blackrock.com/cash. For more detailed

information about BlackRock Funds III and the Funds, you may request a copy of the SAI. The SAI provides information about the

Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual or semi-annual reports to shareholders.

If you have any questions about the Funds or you wish to obtain the

SAI or semi-annual or annual reports free of charge, please:

Call: 1-800-768-2836 (toll-free)

Monday through Friday

8:30 a.m. to 6:30 p.m. (Eastern Time)

Write: BlackRock Funds III

c/o SEI Investments Distribution Co.

One Freedom Valley Drive, Oaks, PA 19456

Information about a Fund (including its SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and

information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.

20549-1520.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this

Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

An investment in the Funds is not insured or guaranteed by the

Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the

value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

An investment in the Funds is not a deposit in BlackRock

Institutional Trust Company, N.A., or any other bank.

Investment Company Act File No.: 811-07332

For more information call

1-800-768-2836 (toll-free)

MF-P-SEL-1209

BlackRock

BlackRock Funds III

Prospectus

May 1, 2009 (as revised December 1, 2009)

Money Market Funds

TRUST SHARES

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK

i

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Investment Objectives1

BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime

The investment objective for both the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime is to seek a high level of income consistent with liquidity and the preservation of capital.

Government and BlackRock Cash Funds: Treasury

The investment objective for both the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury is to seek a high level of current income consistent with the preservation of capital and liquidity.

(1)

Each of the BlackRock Cash Funds: Institutional, Prime, Government and the Treasury (each, a “Fund” and collectively, the “Funds”) invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading “Shareholder Information — Master/Feeder Mutual Fund Structure” in this Prospectus.

1

Principal Investment Strategies

BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the BlackRock Cash Funds: Prime expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Funds are payable in U.S. dollars.

BlackRock Cash Funds Government

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

BlackRock Cash Funds Treasury

The Fund seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objective and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

2

Principal Risk Factors

BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government BlackRock Institutional Trust Company, N.A. (“BTC”)* and BlackRock Cash Funds: Treasury

An investment in a Fund is not a bank deposit in BlackRock Institutional Trust Company, N.A. (“BTC”)* or its subsidiaries or affiliates, BlackRock, Inc. (“BlackRock”) or its subsidiaries or affiliates, including any other bank or BlackRock Fund Advisors (“BFA”)**. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Funds seek to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer’s creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decrease. If these changes in value were substantial, the Funds’ value could deviate from $1.00 per share. In that event, you may lose money by investing in a Fund.

Portfolio securities held by the Funds that are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by U.S. government-sponsored enterprises are subject to the risk of sharply rising or falling interest rates that could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or U.S. government-sponsored enterprises.

Obligations of U.S. government agencies and instrumentalities and U.S. government-sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain U.S. government agencies and instrumentalities, and U.S. government-sponsored enterprises are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association (“Ginnie Mae”)); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation (e.g., the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law. The BlackRock Cash Funds: Treasury minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

Each Fund’s income and/or share price could also be affected by downgrades in ratings or defaults of any of the Fund’s holdings.

The Funds may not achieve as high a level of current income as other funds that do not limit their investments to the high quality, short-term money market instruments in which the Funds invest.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.
**	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

3

The Funds enter into agreements or arrangements with counterparties, such as repurchase agreements, and are therefore subject to counterparty risk. Counterparty risk is the risk that a counterparty may default or otherwise fail to meet its contractual obligations.

The Funds do not concentrate their investments in any industry, except that the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime may concentrate their investments in the U.S. banking industry which would subject them to the risks generally associated with investments in the U.S. banking industry — i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry.

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investments and risks, please refer to the Funds’ combined Statement of Additional Information (“SAI”).

Who May Want to Invest in the Funds

The Funds are designed for investors who seek income from a high quality portfolio and/or wish to maintain the value of their investment in the long- and short-term.

4

Investment Returns

Total Returns

The bar charts and table in this section provide some indication of the risks of investing in the Trust Shares of the Funds by showing the changes in their performance from year to year. The bar charts show the returns of the Trust Shares of the Funds for each full calendar year since the Funds’ respective inception dates. The average annual total return table compares the average annual total return of the Trust Shares of the Funds to those of a group of corresponding funds for various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.

BlackRock Cash Funds: Institutional – Trust Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.27% in the 3rd quarter of 2007; the worst was 0.42% in the 4th quarter of 2008.

BlackRock Cash Funds: Prime – Trust Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.26% in the 3rd quarter of 2007; the worst was 0.40% in the 4th quarter of 2008.

5

BlackRock Cash Funds: Government – Trust Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.24% in the 4th quarter of 2006; the worst was 0.06% in the 4th quarter of 2008.

BlackRock Cash Funds: Treasury – Trust Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.25% in the 4th quarter of 2006; the worst was 0.03% in the 4th quarter of 2008.

6

Average Annual Total Returns

for the Periods ended December 31, 2008

Trust Shares(1)

	1 Year	3 Years	Since Inception
BlackRock Cash Funds: Institutional	2.51%	4.09%	3.50%
MFR Averages/All Taxable(2)	2.05%	3.74%	3.15%	(5)

BlackRock Cash Funds: Prime	2.49%	4.06%	3.47%
MFR Averages/All Taxable(2)	2.05%	3.74%	3.15%	(5)

BlackRock Cash Funds: Government	1.69%	3.72%	3.37%
MFR Averages/AGA(3)	2.14%	3.76%	3.30%	(5)

BlackRock Cash Funds: Treasury	1.45%	3.57%	3.25%
MFR Averages/T&RRA(4)	1.11%	3.16%	2.81%	(5)

(1)

The returns for BlackRock Cash Funds: Trust Shares of the BlackRock Cash Funds: Institutional ,BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and Treasury are calculated since inception, June 10, 2004, June 10, 2004, September 1, 2004 and September 1, 2004, respectively.

(2)	The Trust Shares of the BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime are tracked against the Money Fund Report (“MFR”) All Taxable Average, a service of iMoneyNet, Inc.
(3)	The Trust Shares of the BlackRock Cash Funds: Government are tracked against the MFR All Government Average, a service of iMoneyNet, Inc.
(4)	The Trust Shares of the BlackRock Cash Funds: Treasury are tracked against the MFR Treasury and Repo Retail Average, a service of iMoneyNet, Inc.
(5)

The MFR averages for the Trust Shares of the BlackRock Cash Funds: Institutional BlackRock Cash Funds: Prime , BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury are calculated from May 31, 2004, May 31, 2004, August 31, 2004 and August 31, 2004, respectively.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

BFA, the investment adviser of each Fund’s Master Portfolio, and BTC, the administrator of each Fund, have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or Fund. When they do so, the applicable Fund’s operating expenses are reduced, so that the Fund’s total return and yield are increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable Fund’s total return and yield would be lower.

To learn each Fund’s current seven-day yield, call 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BlackRock.com/Cash.

Because the current yields on high-quality, short-term money market instruments in which the Funds invest are generally lower than yields on such instruments during the periods shown in the foregoing bar charts and table, the current performance of the Funds is generally lower than that shown in the bar charts and table.

7

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Trust Shares of the Funds.

Annual Class Operating Expenses as a Percentage of Average Net Assets

(Expenses that are Deducted from Class Assets)

	BlackRock Cash Funds:Institutional	BlackRock Cash Funds:Prime	BlackRock Cash Funds:Government	BlackRock Cash Funds:Treasury
Management fees(1)	0.10%	0.10%	0.10%	0.10%
Other expenses (Administration fees; Independent Expenses(2))	0.38%	0.38%	0.38%	0.38%
Total annual class operating expenses(1)(2)(3)	0.48%	0.48%	0.48%	0.48%
Less fee waivers and/or expense reimbursements(1)(2)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Net expenses(1)(2)(4)	0.45%	0.45%	0.45%	0.45%

(1)

BFA, the investment adviser of each Fund’s Master Portfolio, has contractually agreed to waive a portion of its management fees through December 1, 2011. After giving effect to such contractual waiver, the management fees will be 0.07%.

(2)

“Independent Expenses” consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. BTC and BFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through December 1, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

(3)	Total annual class operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.
(4)

The Funds’ service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

8

Example

The example below is intended to help you compare the cost of investing in Trust Shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Trust Shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BFA and BTC are in effect until December 1, 2011.

The Funds do not charge a sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

Trust Shares

	1 Year	3 Years	5 Years	10 Years
BlackRock Cash Funds: Institutional	$46	$144	$259	$595
BlackRock Cash Funds: Prime	$46	$144	$259	$595
BlackRock Cash Funds: Government	$46	$144	$259	$595
BlackRock Cash Funds: Treasury	$46	$144	$259	$595

Management of the Funds

Investment Adviser

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BFA manages the investing of the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios’ Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each Master Portfolio’s average daily net assets.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock. Based on June 30, 2009 figures, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios’ Board of Trustees’ approval of the investment advisory agreements with BFA is available in each Fund’s semi-annual report for the six-month period ending June 30.

Administrative Services

BTC provides the following services, among others, as the Funds’ administrator:

¡	Supervise the Funds’ administrative operations;

¡	Provide or cause to be provided management reporting and treasury administration services;

¡	Financial reporting;

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¡	Legal, blue sky and tax services;

¡	Preparation of proxy statements and shareholder reports; and

¡	Engaging and supervising shareholder servicing agents, including servicing and processing agents (together, the “Shareholder Servicing Agents”) on behalf of the Funds.

The Funds have adopted a plan (the “Plan”) that allows each Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (such as BlackRock, PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch & Co, Inc. (“Merrill Lynch”), Bank of America Corporation (“BAC”), Barclays Capital Corp. (“Barclays”) and their respective affiliates) (each a “Financial Intermediary”) for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition to, rather than in lieu of, shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees a Fund pays to State Street Bank and Trust Company (“State Street”), BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BlackRock or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock and its affiliates may compensate affiliated and unaffiliated financial intermediaries for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock and its affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock or its affiliates. For more information, see the SAI.

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Trust Shares, you must:

¡	Invest through an employer-sponsored or individual retirement savings plan;

¡	Invest the proceeds rolled over from such retirement savings plan into an individual retirement account (“IRA”);

¡	Maintain an account with State Street Bank, the Funds’ custodian, transfer agent and dividend disbursing agent, or with one of the Funds’ Shareholder Servicing Agents; or

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¡	Initially invest a minimum of $100,000 directly through State Street.

The minimum initial investment amount for the Trust Shares of each Fund is $100,000; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or State Street for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Trust Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

¡

Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.

¡

Tax-deferred investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the Funds, as described below.

¡

Qualified buyer. Invest through an account set up with your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.

¡	Direct buyer. See the “Special Instructions for Direct Buyers” section of this Prospectus.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund’s transfer agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any day the Funds are open (a “Business Day”) (or, if the Fund closes early, at such closing time) to purchase shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios’ portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

11

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

¡

Plan participant and tax-deferred investor. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

¡	Qualified buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

¡	Direct buyer. See the “Special Instructions for Direct Buyers” section of this Prospectus.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund’s investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission (“SEC”) by order may permit. Each Fund reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares, as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

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Special Instructions for Direct Buyers

A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.

¡

To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.[1]

¡

To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

State Street Bank and Trust Company

ABA # 011000028

Attn: Transfer Agent

Account # DDA 00330860

For Further Credit to: BlackRock Funds III

Shareholder Account Name:

Shareholder Account Number:

Fund Share Class Numbers:

1124 (BlackRock Cash Funds: Institutional — Trust Shares)

1194 (BlackRock Cash Funds: Prime — Trust Shares)

1094 (BlackRock Cash Funds: Government — Trust Shares)

1104 (BlackRock Cash Funds: Treasury — Trust Shares)

¡

To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund’s Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

¡	To invest or redeem shares online, please contact State Street for information on how to access online trading features.

¡	A direct buyer can ask State Street to wire proceeds directly to its designated bank account.[2]

¡

When a direct buyer purchases Fund shares and then quickly sells (e.g., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

(1)

The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

(2)

To help prevent fraud, if you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

13

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds’ SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Fund Distributions

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund’s investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolios. The Funds’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investment in the Master Portfolios, the policies of the Master Portfolios and the historical nature of flows into and out of the Funds.

The Fund may from time to time implement various methods that the Fund believes is appropriate to deter market timing, frequent trading or other trading activity that may be detrimental to the Fund or long-term investors in the Fund. There is no assurance that any such methods will prevent such detrimental trading activity.

14

Taxes

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund’s net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund’s distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

Distribution Type	Tax Status
Income	Ordinary income(1)
Short-term capital gain	Ordinary income
Long-term capital gain	Long-term capital gain(2)

(1)

Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund’s income is derived from sources that do not pay “qualified dividend income,” income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

(2)	Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds’ shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) plan or IRA, will be different. For example, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code of 1986, as amended, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales of Fund shares. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

15

Feeder Fund Expenses

Feeder funds, including the Funds, bear their respective Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its Master Portfolio if it believes doing so is in the best interests of the Fund’s shareholders. If the Board of Trustees decides to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class

The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll-free) for additional information.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock and PNC, and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock’s significant shareholders, Merrill Lynch and its affiliates, including BAC (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Funds and BFA to the extent permitted under the Investment Company Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Entity having positions that are adverse to those of the Funds.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Entity may compete with the Funds for appropriate investment opportunities. As a result of this and several other factors, the results of the Funds’ investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Funds may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Funds. Transactions

16

by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including Entities may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Entities in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Anti-money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations. BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website. BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

17

Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the Trust Shares of each Fund for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Trust Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Trust Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

BlackRock Cash Funds: Institutional — Trust Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008		Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Jun. 10, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02		0.05	0.05	0.03	0.01
Net realized gain (loss)	(0.00	)(b)	0.00 (b)	0.00 (b)	–	–

Total from investment operations	0.02		0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.02)		(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.02)		(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	2.51%		5.01%	4.76%	2.96%	0.74	%(c)

Ratios/Supplemental data:
Net assets, end of period (000s)	$76,334		$85,774	$197,480	$103	$101
Ratio of expenses to average net assets(d)(e)	0.46%		0.43%	0.43%	0.38%	0.35%
Ratio of expenses to average net assets prior to expense reductions(e)	0.49%		0.48%	0.47%	0.45%	0.45%
Ratio of net investment income to average net assets(d)(e)	2.50%		4.93%	4.95%	2.92%	1.33%

(a)	Commencement of operations.
(b)	Rounds to less than $0.01.
(c)	Not annualized.
(d)	These ratios include net expenses charged to the corresponding Master Portfolio.
(e)	Annualized for periods of less than one year.

18

BlackRock Cash Funds: Prime — Trust Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008		Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Jun. 10, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02		0.05	0.05	0.03	0.01
Net realized gain (loss)	(0.00	)(b)	0.00 (b)	0.00 (b)	0.00 (b)	–

Total from investment operations	0.02		0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.02)		(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.02)		(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	2.49%		4.98%	4.72%	2.93%	0.75	%(c)

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,370		$50	$108	$103	$101
Ratio of expenses to average net assets(d)(e)	0.48%		0.45%	0.45%	0.41%	0.34%
Ratio of expenses to average net assets prior to expense reductions(e)	0.52%		0.48%	0.47%	0.45%	0.45%
Ratio of net investment income to average net assets(d)(e)	1.34%		4.89%	4.63%	2.89%	1.34%

(a)	Commencement of operations.
(b)	Rounds to less than $0.01.
(c)	Not annualized.
(d)	These ratios include net expenses charged to the corresponding Master Portfolio.
(e)	Annualized for periods of less than one year.

19

BlackRock Cash Funds: Government — Trust Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Sep. 1, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.05	0.05	0.03	0.01

Total from investment operations	0.02	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.69%	4.80%	4.69%	2.94%	0.53	%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$12,380	$50	$108	$103	$100
Ratio of expenses to average net assets(c)(d)	0.07%	0.45%	0.45%	0.36%	0.33%
Ratio of expenses to average net assets prior to expense reductions(d)	0.47%	0.51%	0.49%	0.45%	0.45%
Ratio of net investment income to average net assets(c)(d)	0.16%	4.78%	4.60%	2.91%	1.58%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.

20

BlackRock Cash Funds: Treasury — Trust Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Sep. 1, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.01	0.05	0.05	0.03	0.01

Total from investment operations	0.01	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.01)	(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.01)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.45%	4.61%	4.70%	2.86%	0.50	%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$94,654	$50	$108	$103	$100
Ratio of expenses to average net assets(c)(d)	0.01%	0.36%	0.33%	0.33%	0.33%
Ratio of expenses to average net assets prior to expense reductions(d)	0.47%	0.51%	0.52%	0.45%	0.45%
Ratio of net investment income to average net assets(c)(d)	0.05%	4.65%	4.60%	2.83%	1.49%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.

21

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available to registered users on our website at www.blackrock.com/cash. For more detailed

information about BlackRock Funds III and the Funds, you may request a copy of the SAI. The SAI provides information about the

Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual or semi-annual reports to shareholders.

If you have any questions about the Funds or you wish to obtain the

SAI or semi-annual or annual reports free of charge, please:

Call: 1-800-768-2836 (toll-free)

Monday through Friday

8:30 a.m. to 6:30 p.m. (Eastern Time)

Write: BlackRock Funds III

c/o SEI Investments Distribution Co.

One Freedom Valley Drive, Oaks, PA 19456

Information about a Fund (including its SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and

information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.

20549-1520.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this

Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

An investment in the Funds is not insured or guaranteed by the

Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the

value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

An investment in the Funds is not a deposit in BlackRock

Institutional Trust Company, N.A., or any other bank.

Investment Company Act File No.: 811-07332

For more information call

1-800-768-2836 (toll-free)

MF-P-TRU-1209

BLACKROCK

BlackRock Funds III

Prospectus

May 1, 2009 (as revised December 1, 2009)

Money Market Funds

CAPITAL SHARES

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Objectives1

BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime

The investment objective for both the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime is to seek a high level of income consistent with liquidity and the preservation of capital.

BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury

The investment objective for both the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury is to seek a high level of current income consistent with the preservation of capital and liquidity.

(1)

Each of the BlackRock Cash Funds: Institutional, the BlackRock Cash Funds: Prime, the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury (each, a “Fund” and collectively, the “Funds”) invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading “Shareholder Information — Master/Feeder Mutual Fund Structure” in this Prospectus.

1

Principal Investment Strategies

BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the BlackRock Cash Funds: Prime expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Funds are payable in U.S. dollars.

BlackRock Cash Funds: Government

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

BlackRock Cash Funds: Treasury

The Fund seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objective and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

2

Principal Risk Factors

BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury

An investment in a Fund is not a bank deposit in BlackRock Institutional Trust Company, N.A (“BTC”)* or its subsidiaries or affiliates, BlackRock, Inc.(“BlackRock”) or its subsidiaries or affiliates, including any other bank or BlackRock Fund Advisors (“BFA”)**. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Funds seek to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer’s creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decrease. If these changes in value were substantial, the Funds’ value could deviate from $1.00 per share. In that event, you may lose money by investing in a Fund.

Portfolio securities held by the Funds that are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by U.S. government-sponsored enterprises are subject to the risk of sharply rising or falling interest rates that could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or U.S. government-sponsored enterprises.

Obligations of U.S. government agencies and instrumentalities and U.S. government-sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain U.S. government agencies and instrumentalities, and U.S. government-sponsored enterprises are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association (“Ginnie Mae”)); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation (e.g., the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law. The BlackRock Cash Funds: Treasury minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

Each Fund’s income and/or share price could also be affected by downgrades in ratings or defaults of any of the Fund’s holdings.

The Funds may not achieve as high a level of current income as other funds that do not limit their investments to the high quality, short-term money market instruments in which the Funds invest.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

The Funds enter into agreements or arrangements with counterparties, such as repurchase agreements, and are therefore subject to counterparty risk. Counterparty risk is the risk that a counterparty may default or otherwise fail to meet its contractual obligations.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.
**	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

3

The Funds do not concentrate their investments in any industry, except that the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime may concentrate their investments in the U.S. banking industry which would subject them to the risks generally associated with investments in the U.S. banking industry — i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry.

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investments and risks, please refer to the Funds’ combined Statement of Additional Information (“SAI”).

Who May Want to Invest in the Funds

The Funds are designed for investors who seek income from a high quality portfolio and/or wish to maintain the value of their investment in the long- and short-term.

4

Investment Returns

Total Returns

The bar charts and table in this section provide some indication of the risks of investing in the Funds by showing the changes in their performance from year to year. Although Institutional Shares are not offered in this Prospectus, the returns for Institutional Shares are provided herein because the Capital Shares offered in this Prospectus are expected to have substantially similar annual returns since the Capital Shares are invested in the same Master Portfolios. Annual returns for the Capital Shares would differ from annual returns for the Institutional Shares because the Capital Shares have different expenses than the Institutional Shares. The bar charts show the returns of the Institutional Shares of the Funds for each full calendar year since the Funds’ respective inception dates. The average annual total return table compares the average annual total return of the Institutional Shares of the Funds to those of a group of corresponding funds for various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.

BlackRock Cash Funds: Institutional – Institutional Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.68% in the 4th quarter of 2000; the worst was 0.25% in the 1st quarter of 2004.

BlackRock Cash Funds: Prime – Institutional Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.34% in the 3rd quarter of 2007; the worst was 0.26% in the 1st and 2nd quarters of 2004.

5

BlackRock Cash Funds: Government – Institutional Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.33% in the 4th quarter of 2006; the worst was 0.07% in the 4th quarter of 2008.

BlackRock Cash Funds: Treasury – Institutional Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.33% in the 4th quarter of 2006; the worst was 0.03% in the 4th quarter of 2008.

6

Average Annual Total Return

for the Periods ended December 31, 2008

Institutional Shares(1)

	1 Year	3 Years	5 Years	Since Inception
BlackRock Cash Funds: Institutional	2.85%	4.43%	3.59%	3.60%
MFR Averages/FTIA(2)	2.62%	4.15%	3.27%	3.27%	(5)

BlackRock Cash Funds: Prime	2.83%	4.40%	3.57%	3.26%
MFR Averages/FTIA(2)	2.62%	4.15%	3.27%	2.94%	(5)

BlackRock Cash Funds: Government	1.96%	4.04%	N/A	3.70%
MFR Averages/GIA(3)	2.11%	3.83%	N/A	3.40%	(5)

BlackRock Cash Funds: Treasury	1.61%	3.85%	N/A	3.54%
MFR Averages/T&RIA(4)	1.40%	3.52%	N/A	3.18%	(5)

(1)

The returns for Institutional Shares of the BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury are calculated since inception, August 4, 1999, April 16, 2003, September 1, 2004 and September 1, 2004, respectively.

(2)

The Institutional Shares of the BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime are tracked against the Money Fund Report (“MFR”) First Tier Institutional Average (“FTIA”), a service of iMoneyNet, Inc.

(3)	The Institutional Shares of the BlackRock Cash Funds: Government are tracked against the MFR Government Institutional Average, a service of iMoneyNet, Inc.
(4)	The Institutional Shares of the BlackRock Cash Funds: Treasury are tracked against the MFR Treasury and Repo Institutional Average, a service of iMoneyNet, Inc.
(5)

The MFR averages for the Institutional Shares of the BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury are calculated from July 31, 1999, March 31, 2003, August 31, 2004 and August 31, 2004, respectively.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

BFA, the investment adviser of each Fund’s Master Portfolio, and BTC, the administrator of each Fund, have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or Fund. When they do so, the applicable Fund’s operating expenses are reduced, so that the Fund’s total return and yield are increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable Fund’s total return and yield would be lower.

To learn each Fund’s current seven-day yield, call 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BlackRock.com/Cash.

Because the current yields on high-quality, short-term money market instruments in which the Funds invest are generally lower than yields on such instruments during the periods shown in the foregoing bar charts and table, the current performance of the Institutional Shares is generally lower than that shown in the bar charts and table.

7

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Capital Shares of the Funds.

Annual Class Operating Expenses as a Percentage of Average Net Assets

(Expenses that are Deducted from Class Assets)

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Government	BlackRock Cash Funds: Treasury
Management fees(1)	0.10%	0.10%	0.10%	0.10%
Other expenses (Administration fees; Independent Expenses(2))	0.07%	0.07%	0.07%	0.08%
Total annual class operating expenses(1)(2)(3)	0.17%	0.17%	0.17%	0.18%
Less fee waivers and/or expense reimbursements(1)(2)	(0.03)%	(0.03)%	(0.03)%	(0.04)%
Net expenses(1)(2)(4)	0.14%	0.14%	0.14%	0.14%

(1)

BFA, the investment adviser of each Fund’s Master Portfolio, has contractually agreed to waive a portion of its management fees through December 1, 2011. After giving effect to such contractual waiver, the management fees will be 0.07%.

(2)

“Independent Expenses” consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. BTC and BFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through December 1, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

(3)	Total annual class operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.
(4)

The Funds’ service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

8

Example

The example below is intended to help you compare the cost of investing in Capital Shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Capital Shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BFA and BTC are in effect until December 1, 2011.

The Funds do not charge a sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

Capital Shares

	1 Year	3 Years	5 Years	10 Years
BlackRock Cash Funds: Institutional	$14	$45	$86	$208
BlackRock Cash Funds: Prime	$14	$45	$86	$208
BlackRock Cash Funds: Government	$14	$45	$86	$208
BlackRock Cash Funds: Treasury	$14	$45	$89	$217

Management of the Funds

Investment Adviser

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BFA manages the investing of the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios’ Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each Master Portfolio’s average daily net assets.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock. Based on June 30, 2009 figures, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios’ Board of Trustees’ approval of the investment advisory agreements with BFA is available in each Fund’s semi-annual report for the six-month period ending June 30.

Administrative Services

BTC provides the following services, among others, as the Funds’ administrator:

¡	Supervise the Funds’ administrative operations;

¡	Provide or cause to be provided management reporting and treasury administration services;

¡	Financial reporting;

9

¡	Legal, blue sky and tax services;

¡	Preparation of proxy statements and shareholder reports; and

¡	Engaging and supervising shareholder servicing agents (the “Shareholder Servicing Agents”) on behalf of the Funds.

BTC is entitled to receive fees for these services at the annual rate of 0.07% of the average daily net assets of the Capital Shares of each Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds’ Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

The Funds have adopted a plan (the “Plan”) that allows each Fund to pay shareholder servicing fees for certain services provided to its shareholders.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate brokers, dealers, financial institutions and industry professionals (such as BlackRock, PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch & Co, Inc. (“Merrill Lynch”), Bank of America Corporation (“BAC”), Barclays Capital Corp. (“Barclays”) and their respective affiliates) (each a “Financial Intermediary”) for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition to, rather than in lieu of, shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees a Fund pays to State Street Bank and Trust Company (“State Street”), BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

From time to time, BlackRock or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock and its affiliates may compensate affiliated and unaffiliated financial intermediaries for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock and its affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock or its affiliates. For more information, see the SAI.

Shareholder Information

Who is Eligible to Invest

The minimum initial investment amount for the Capital Shares of each Fund is $25 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or State Street, the Funds’ custodian, transfer agent and dividend disbursing agent, for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

10

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Capital Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund’s transfer agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any day the Funds are open (a “Business Day”) (or, if the Fund closes early, at such closing time) to purchase shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios’ portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund’s investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission (“SEC”) by order may permit. Each Fund reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares, as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

11

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Direct Buyers

A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.

¡

To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.[1]

¡

To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

State Street Bank and Trust Company

ABA # 011000028

Attn: Transfer Agent

Account # DDA 00330860

For Further Credit to: BlackRock Funds III

Shareholder Account Name:

Shareholder Account Number:

Fund Share Class Numbers:

1121 (BlackRock Cash Funds: Institutional - Capital Shares)

1991 (BlackRock Cash Funds: Prime - Capital Shares)

1091 (BlackRock Cash Funds: Government - Capital Shares)

1101 (BlackRock Cash Funds: Treasury - Capital Shares)

¡

To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund’s Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

¡	To invest or redeem shares online, please contact State Street for information on how to access online trading features.

¡	A direct buyer can ask State Street to wire proceeds directly to its designated bank account.[2]

¡

When a direct buyer purchases Fund shares and then quickly sells (e.g., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

(1)

The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

(2)

To help prevent fraud, if you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

12

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds’ SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Fund Distributions

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund’s investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolios. The Funds’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investment in the Master Portfolios, the policies of the Master Portfolios and the historical nature of flows into and out of the Funds.

The Funds may from time to time implement various methods that the Funds believe are appropriate to deter market timing, frequent trading or other trading activity that may be detrimental to the Funds or long-term investors in the Funds. There is no assurance that any such methods will prevent such detrimental trading activity.

13

Taxes

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund’s net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund’s distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

Distribution Type	Tax Status
Income	Ordinary income(1)
Short-term capital gain	Ordinary income
Long-term capital gain	Long-term capital gain(2)

(1)

Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund’s income is derived from sources that do not pay “qualified dividend income,” income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

(2)	Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds’ shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, will be different. For example, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code of 1986, as amended, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales of Fund shares. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

14

Feeder Fund Expenses

Feeder funds, including the Funds, bear their respective Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its Master Portfolio if it believes doing so is in the best interests of the Fund’s shareholders. If the Board of Trustees decides to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class

The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll-free) for additional information.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock and PNC, and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock’s significant shareholders, Merrill Lynch and its affiliates, including BAC (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Funds and BFA to the extent permitted under the Investment Company Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Entity having positions that are adverse to those of the Funds.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Entity may compete with the Funds for appropriate investment opportunities. As a result of this and several other factors, the results of the Funds’ investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Funds may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Funds. Transactions

15

by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including Entities may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Entities in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Blackrock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations. BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website. BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

16

Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the Capital Shares of each Fund for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Capital Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Capital Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

BlackRock Cash Funds: Institutional — Capital Shares

Financial Highlights

(For a share outstanding throughout the period)

	Period from Feb. 28, 2008(a) to Dec. 31, 2008
Net asset value, beginning of period	$1.00

Income from investment operations:
Net investment income	0.02
Net realized loss	(0.00	)(b)

Total from investment operations	0.02

Less distributions from:
Net investment income	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$1.00

Total return	2.14	%(c)

Ratios/Supplemental data:
Net assets, end of period (000s)	$101
Ratio of expenses to average net assets(d)(e)	0.14%
Ratio of expenses to average net assets prior to expense reductions(e)	0.19%
Ratio of net investment income to average net assets(d)(e)	2.57%

(a)	Commencement of operations.
(b)	Rounds to less than $0.01.
(c)	Not annualized.
(d)	These ratios include net expenses charged to the corresponding Master Portfolio.
(e)	Annualized for periods of less than one year.

17

BlackRock Cash Funds: Prime — Capital Shares

Financial Highlights

(For a share outstanding throughout the period)

	Period from Feb. 28, 2008(a) to Dec. 31, 2008
Net asset value, beginning of period	$1.00

Income from investment operations:
Net investment income	0.02
Net realized loss	(0.00	)(b)

Total from investment operations	0.02

Less distributions from:
Net investment income	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$1.00

Total return	2.13	%(c)

Ratios/Supplemental data:
Net assets, end of period (000s)	$226,487
Ratio of expenses to average net assets(d)(e)	0.15%
Ratio of expenses to average net assets prior to expense reductions(e)	0.21%
Ratio of net investment income to average net assets(d)(e)	2.23%

(a)	Commencement of operations.
(b)	Rounds to less than $0.01.
(c)	Not annualized.
(d)	These ratios include net expenses charged to the corresponding Master Portfolio.
(e)	Annualized for periods of less than one year.

18

BlackRock Cash Funds: Government — Capital Shares

Financial Highlights

(For a share outstanding throughout the period)

	Period from Feb. 28, 2008(a) to Dec. 31, 2008
Net asset value, beginning of period	$1.00

Income from investment operations:
Net investment income	0.01

Total from investment operations	0.01

Less distributions from:
Net investment income	(0.01)

Total distributions	(0.01)

Net asset value, end of period	$1.00

Total return	1.37	%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$7,400
Ratio of expenses to average net assets(c)(d)	0.11%
Ratio of expenses to average net assets prior to expense reductions(d)	0.18%
Ratio of net investment income to average net assets(c)(d)	0.45%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.

19

BlackRock Cash Funds: Treasury — Capital Shares

Financial Highlights

(For a share outstanding throughout the period)

	Period from Feb. 28, 2008(a) to Dec. 31, 2008
Net asset value, beginning of period	$1.00

Income from investment operations:
Net investment income	0.01

Total from investment operations	0.01

Less distributions from:
Net investment income	(0.01)

Total distributions	(0.01)

Net asset value, end of period	$1.00

Total return	1.12	%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$44,698
Ratio of expenses to average net assets(c)(d)	0.05%
Ratio of expenses to average net assets prior to expense reductions(d)	0.19%
Ratio of net investment income to average net assets(c)(d)	0.37%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.

20

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available to registered users on our website at www.blackrock.com/cash. For more detailed

information about BlackRock Funds III and the Funds, you may request a copy of the SAI. The SAI provides information about the

Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual or semi-annual reports to shareholders.

If you have any questions about the Funds or you wish to obtain the

SAI or semi-annual or annual reports free of charge, please:

Call: 1-800-768-2836 (toll-free)

Monday through Friday

8:30 a.m. to 6:30 p.m. (Eastern Time)

Write: BlackRock Funds III

c/o SEI Investments Distribution Co.

One Freedom Valley Drive, Oaks, PA 19456

Information about a Fund (including its SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and

information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.

20549-1520.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this

Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

An investment in the Funds is not insured or guaranteed by the

Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the

value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

An investment in the Funds is not a deposit in BlackRock

Institutional Trust Company, N.A., or any other bank.

Investment Company Act File No.: 811-07332

For more information call

1-800-768-2836 (toll-free)

MF-P-CAP-1209

BLACKROCK

BlackRock Funds III

Prospectus

May 1, 2009 (as revised December 1, 2009)

Institutional Money Market Fund

Aon Captives Shares

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Objective1

The investment objective for the BlackRock Cash Funds: Institutional is to seek a high level of income consistent with liquidity and the preservation of capital.

(1)

The BlackRock Cash Funds: Institutional (the “Fund”) invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. All discussion of the investment objective, strategies and risks of the Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Fund to its Master Portfolio appears under the heading “Shareholder Information — Master/Feeder Mutual Fund Structure” in this Prospectus.

1

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

2

Principal Risk Factors

An investment in the Fund is not a bank deposit in BlackRock Institutional Trust Company, N.A. (“BTC”)* or its subsidiaries or affiliates, BlackRock, Inc. (“BlackRock”) or its subsidiaries or affiliates, including any other bank or BlackRock Fund Advisors (“BFA”)**. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer’s creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decrease. If these changes in value were substantial, the Fund’s value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund.

Portfolio securities held by the Fund that are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by U.S. government-sponsored enterprises are subject to the risk of sharply rising or falling interest rates that could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or U.S. government-sponsored enterprises.

Obligations of U.S. government agencies and instrumentalities and U.S. government-sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain U.S. government agencies and instrumentalities, and U.S. government-sponsored enterprises are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association (“Ginnie Mae”)); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation (e.g., the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

The Fund’s income and/or share price could also be affected by downgrades in ratings or defaults of any of the Fund’s holdings.

The Fund may not achieve as high a level of current income as other funds that do not limit their investments to the high quality, short-term money market instruments in which the Fund invests.

The Fund’s yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

The Fund enters into agreements or arrangements with counterparties, such as repurchase agreements, and is therefore subject to counterparty risk. Counterparty risk is the risk that a counterparty may default or otherwise fail to meet its contractual obligations.

The Fund does not concentrate its investments in any industry, except that it may concentrate its investments in the U.S. banking industry which would subject them to the risks generally associated with investments in the U.S. banking industry — i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.
**	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

3

For a further description of the Fund’s policies and procedures with respect to disclosure of the Fund’s Master Portfolio’s portfolio holdings, and a discussion of the Fund’s investments and risks, please refer to the Fund’s Statement of Additional Information (“SAI”).

Who May Want to Invest in the Fund

The Fund is designed for investors who seek income from a high quality portfolio and/or wish to maintain the value of their investment in the long- and short-term.

4

Investment Returns

Total Returns

The bar chart and table in this section provide some indication of the risks of investing in the Aon Captives Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the return of the Aon Captives Shares of the Fund for each full calendar year since the Fund’s inception date. The average annual total return table compares the average annual total return of the Aon Captives Shares of the Fund to those of a group of corresponding funds for various periods of time. How the Fund performed in the past is not necessarily an indication of how it will perform in the future.

BlackRock Cash Funds: Institutional – Aon Captives Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.66% in the 4th quarter of 2000; the worst was 0.23% in the 3rd and 4th quarters of 2003 and the 1st quarter of 2004.

Average Annual Total Returns

for the Periods ended December 31, 2008

Aon Captives Shares

	1 Year	5 Years	Since Inception (August 4, 1999)
BlackRock Cash Funds: Institutional	2.74%	3.48%	3.50%
MFR Averages/FTIA(1)	2.62%	3.27%	3.27	%(2)

(1)	The Aon Captives Shares of the BlackRock Cash Funds: Institutional are tracked against the Money Fund Report (“MFR”) First Tier Institutional Average (“FTIA”), a service of iMoneyNet, Inc.
(2)	The MFR average is calculated from July 31, 1999.

The Fund’s seven-day yield, also called the current yield, annualizes the amount of income the Fund generates over a seven-day period by projecting the amount for an entire year.

BFA, the investment adviser of the Fund’s Master Portfolio, and BTC, the administrator of the Fund, have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or Fund. When they do so, the Fund’s operating expenses are reduced, so that the Fund’s total return and yield are increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the Fund’s total return and yield would be lower.

5

To learn the Fund’s current seven-day yield, call 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BlackRock.com/Cash.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown in the foregoing bar chart and table, the current performance of the Fund is generally lower than that shown in the bar chart and table.

6

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Aon Captives Shares of the Fund.

Annual Class Operating Expenses as a Percentage of Average Net Assets

(Expenses that are Deducted from Class Assets)

BlackRock Cash Funds: Institutional (Aon Captives Shares)
Management fees(1)	0.10%
Distribution (12b-1) fees	0.10%
Other expenses (Administration fees; Independent Expenses(2))	0.05%
Total annual class operating expenses(1)(2)(3)	0.25%
Less fee waivers and/or expense reimbursements(1)(2)	(0.03)%
Net expenses(1)(2)(4)	0.22%

(1)

BFA, the investment adviser of the Fund’s Master Portfolio, has contractually agreed to waive a portion of its management fee through December 1, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%.

(2)

“Independent Expenses” consist of those fees and expenses of the Independent Trustees of the Fund and the Master Portfolio, counsel to the Independent Trustees of the Fund and the Master Portfolio, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Fund and the Master Portfolio that are allocated to the Fund. BTC and BFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Fund and the Master Portfolio for Independent Expenses through December 1, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

(3)	Total annual class operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
(4)

The Fund’s service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

7

Example

The example below is intended to help you compare the cost of investing in Aon Captives Shares of the Fund with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Aon Captives Shares of the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BFA and BTC are in effect until December 1, 2011.

The Fund does not charge a sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

Aon Captives Shares

	1 Year	3 Years	5 Years	10 Years
BlackRock Cash Funds: Institutional	$23	$71	$131	$309

Management of the Fund

Investment Adviser

The Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BFA, a registered investment adviser, serves as investment adviser to the Master Portfolio. BFA manages the investing of the Master Portfolio’s assets and provides the Master Portfolio with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolio’s Board of Trustees. For its services to the Master Portfolio, BFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of the Master Portfolio’s average daily net assets.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock. Based on June 30, 2009 figures, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolio’s Board of Trustees’ approval of the investment advisory agreement with BFA is available in the Fund’s semi-annual report for the six-month period ending June 30.

Administrative Services

BTC provides the following services, among others, as the Fund’s administrator:

¡	Supervise the Fund’s administrative operations;

¡	Provide or cause to be provided management reporting and treasury administration services;

¡	Financial reporting;

¡	Legal, blue sky and tax services;

¡	Preparation of proxy statements and shareholder reports; and

¡	Engaging and supervising shareholder servicing agents (the “Shareholder Servicing Agents”) on behalf of the Fund.

8

BTC is entitled to receive a fee for these services at the annual rate of 0.05% of the average daily net assets of the Aon Captives Shares of the Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Fund, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Fund’s Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

The Fund has adopted a plan (the “Plan”) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, Aon Captives Shares pays a distribution fee to SEI Investment Distributions Co. (the “Distributor”), and/or its affiliates including PNC Financial Services Group, Inc. (“PNC”), and its affiliates and to Merrill Lynch & Co., Inc. (“Merrill Lynch”) and/or Bank of America Corporation (“BAC”) and Barclays Bank PLC and Barclays Capital Corp. (“Barclays”) and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch, BAC or Barclays for sales support services provided in connection with the sale of Aon Captives Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (such as BlackRock, PNC, Merrill Lynch, BAC, Barclays and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because the fees paid by the Fund under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to a Plan and fees the Fund pays to State Street Bank and Trust Company (“State Street”), BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

9

Shareholder Information

Who is Eligible to Invest

The minimum initial investment amount for the Aon Captives Shares of the Fund is $500,000; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or State Street, the Fund’s custodian, transfer agent and dividend disbursing agent, for more information.

In order to invest, a completed account application form must be submitted to and processed by State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

How to Buy Shares

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund’s transfer agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any day the Fund is open (a “Business Day”) (or, if the Fund closes early, at such closing time) to purchase shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Fund is generally open Monday through Friday and is closed on weekends and generally closed on all other days that the primary markets for the Master Portfolio’s portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Fund does not intend to (but reserves the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day.

The Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Fund may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Fund generally remits the proceeds from a sale the same Business Day after receiving a properly executed order to sell. The Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund’s investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission (“SEC”) by order may permit. The Fund reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems

10

your shares. For example, the Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares, as provided from time to time in this Prospectus.

In addition, the Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Existing Shareholders

An existing shareholder who has established an account with the Fund can add to or redeem from that account by phone or through the mail.

¡

To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Fund may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.[1]

¡

To invest by mail, make your check payable to the Fund and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

State Street Bank and Trust Company

ABA # 011000028

Attn: Transfer Agent

Account # DDA 00330860

For Further Credit to: BlackRock Funds III

Shareholder Account Name:

Shareholder Account Number:

Fund Share Class Number:

1126 (BlackRock Cash Funds: Institutional — Aon Captives Shares)

¡

To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include the Fund’s Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

¡	To invest or redeem shares online, please contact State Street for information on how to access online trading features.

¡	An existing shareholder can ask State Street to wire proceeds directly to its designated bank account.[2]

¡

When an existing shareholder purchases Fund shares and then quickly sells (e.g., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

(1)

The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

(2)

To help prevent fraud, if you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund’s transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

11

Calculating the Fund’s Share Price

The Fund’s share price (also known as the Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of the Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Fund’s SAI includes a description of the methods for valuing the Master Portfolio’s investments.

The Fund seeks to maintain a constant NAV of $1.00 per share, although it can offer no assurance that it will be able to do so.

Fund Distributions

The Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of the Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

The Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, the Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, the Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund’s investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the fund’s investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

The Fund invests only in interests of the Master Portfolio, and the Boards of Trustees of the Master Portfolio and the Fund have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolio’s Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolio. The Fund’s Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Fund in light of the nature of the Fund’s investment in the Master Portfolio, the policies of the Master Portfolio and the historical nature of flows into and out of the Fund.

The Fund may from time to time implement various methods that the Fund believes is appropriate to deter market timing, frequent trading or other trading activity that may be detrimental to the Fund or long-term investors in the Fund. There is no assurance that any such methods will prevent such detrimental trading activity.

12

Taxes

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from the Fund’s net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund’s distributions to you and your tax rate.

Distributions from the Fund generally are taxable as follows:

Distribution Type	Tax Status
Income	Ordinary income(1)
Short-term capital gain	Ordinary income
Long-term capital gain	Long-term capital gain(2)

(1)

Distributions from the Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since the Fund’s income is derived from sources that do not pay “qualified dividend income,” income distributions from the net investment income of the Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

(2)	Normally, the Fund does not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Fund is able to maintain a constant NAV of $1.00 per share, sales of the Fund’s shares generally will not result in taxable gain or loss. After the end of each year, the Fund will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Fund if you fail to provide the Fund with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, will be different. For example, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code of 1986, as amended, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales of Fund shares. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BFA serves as investment adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and, therefore, the Fund.

13

Feeder Fund Expenses

Feeder funds, including the Fund, bear the Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the Fund’s Board of Trustees retains the right to withdraw the Fund’s assets from the Master Portfolio if it believes doing so is in the best interests of the Fund’s shareholders. If the Board of Trustees decides to withdraw the Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class

The Fund offers additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll-free) for additional information.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock and PNC, and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock’s significant shareholders, Merrill Lynch and its affiliates, including BAC (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA to the extent permitted under the Investment Company Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

14

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including Entities may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations. BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website. BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

15

Financial Highlights

The financial table in this section is intended to help investors understand the financial performance of the Aon Captives Shares of the Fund for the past five years. Certain information reflects financial results for a single Aon Captives Share of the Fund. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in Aon Captives Shares of the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

BlackRock Cash Funds: Institutional — Aon Captives Shares

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008		Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.03		0.05	0.05	0.03	0.01
Net realized gain (loss)	(0.00	)(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Total from investment operations	0.03		0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	2.74%		5.26%	5.00%	3.19%	1.29%

Ratios/Supplemental data:
Net assets, end of year (000s)	$97,273		$90,192	$69,083	$77,899	$106,433
Ratio of expenses to average net assets(b)	0.23%		0.21%	0.19%	0.15%	0.15%
Ratio of expenses to average net assets prior to expense reductions	0.26%		0.26%	0.23%	0.22%	0.22%
Ratio of net investment income to average net assets(b)	2.67%		5.12%	4.86%	3.07%	1.35%

(a)	Rounds to less than $0.01.
(b)	These ratios include net expenses charged to the Master Portfolio.

16

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available to registered users on our website at www.blackrock.com/cash. For more detailed

information about BlackRock Funds III and the Fund, you may

request a copy of the SAI. The SAI provides information about the

Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual or semi-annual reports to shareholders.

If you have any questions about the Fund or you wish to obtain the

SAI or semi-annual or annual reports free of charge, please:

Call: 1-800-768-2836 (toll-free)

Monday through Friday

8:30 a.m. to 6:30 p.m. (Eastern Time)

Write: BlackRock Funds III

c/o SEI Investments Distribution Co.

One Freedom Valley Drive, Oaks, PA 19456

Information about the Fund (including its SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and

information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.

20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this

Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

An investment in the Funds is not insured or guaranteed by the

Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the

value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

An investment in the Funds is not a deposit in BlackRock

Institutional Trust Company, N.A., or any other bank.

Investment Company Act File No.: 811-07332

For more information call

1-800-768-2836 (toll-free)

MF-P-AON-1209

BLACKROCK

BlackRock Funds III

Prospectus

May 1, 2009 (as revised December 1, 2009)

Money Market Funds

SL AGENCY SHARES

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK

i

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Investment Objectives1

BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime

The investment objective for both the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime is to seek a high level of income consistent with liquidity and the preservation of capital.

BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury

The investment objective for both the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury is to seek a high level of current income consistent with the preservation of capital and liquidity.

(1)

Each of the BlackRock Cash Funds: Institutional, the BlackRock Cash Funds: Prime, the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury (each, a “Fund” and collectively, the “Funds”) invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading “Shareholder Information — Master/Feeder Mutual Fund Structure” in this Prospectus.

1

Principal Investment Strategies

BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the BlackRock Cash Funds: Prime expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The principal and interest of all securities held by the Funds are payable in U.S. dollars.

BlackRock Cash Funds: Government

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

BlackRock Cash Funds: Treasury Money

The Fund seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objective and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

2

Principal Risk Factors

BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury

An investment in a Fund is not a bank deposit in BlackRock Institutional Trust Company (“BTC”)* or its subsidiaries or affiliates, BlackRock, Inc. (“BlackRock”) or its subsidiaries or affiliates, including any other bank or BlackRock Fund Advisors (“BFA”)**. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Funds seek to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer’s creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decrease. If these changes in value were substantial, the Funds’ value could deviate from $1.00 per share. In that event, you may lose money by investing in a Fund.

Portfolio securities held by the Funds that are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by U.S. government-sponsored enterprises are subject to the risk of sharply rising or falling interest rates that could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or U.S. government-sponsored enterprises.

Obligations of U.S. government agencies and instrumentalities and U.S. government-sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain U.S. government agencies and instrumentalities, and U.S. government-sponsored enterprises are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association (“Ginnie Mae”)); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation (e.g., the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law. The BlackRock Cash Funds: Treasury minimizes these risks to the extent that it invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. government or repurchase agreements with respect to U.S. Treasury obligations.

Each Fund’s income and/or share price could also be affected by downgrades in ratings or defaults of any of the Fund’s holdings.

The Funds may not achieve as high a level of current income as other funds that do not limit their investments to the high quality, short-term money market instruments in which the Funds invest.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

The Funds enter into agreements or arrangements with counterparties, such as repurchase agreements, and are therefore subject to counterparty risk. Counterparty risk is the risk that a counterparty may default or otherwise fail to meet its contractual obligations.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.
**	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

3

The Funds do not concentrate their investments in any industry, except that the BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime may concentrate their investments in the U.S. banking industry which would subject them to the risks generally associated with investments in the U.S. banking industry – i.e., interest rate risk, credit risk and the risk of negative regulatory or market developments affecting the industry.

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investments and risks, please refer to the Funds’ combined Statement of Additional Information (“SAI”).

Who May Want to Invest in the Funds

The Funds are designed for investors who seek income from a high quality portfolio and/or wish to maintain the value of their investment in the long-and short-term.

4

Investment Returns

Total Returns

The bar charts and table in this section provide some indication of the risks of investing in the Funds by showing the changes in their performance from year to year. Although Institutional Shares are not offered in this Prospectus, the returns for Institutional Shares are provided herein because the SL Agency Shares offered in this Prospectus are expected to have substantially similar annual returns since the SL Agency Shares are invested in the same Master Portfolios. Annual returns for the SL Agency Shares would differ from annual returns for the Institutional Shares because the SL Agency Shares have different expenses than the Institutional Shares. The bar charts show the returns of the Institutional Shares of the Funds for each full calendar year since the Funds’ respective inception dates. The average annual total return table compares the average annual total return of the Institutional Shares of the Funds to those of a group of corresponding funds for various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.

BlackRock Cash Funds: Institutional – Institutional Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.68% in the 4th quarter of 2000; the worst was 0.25% in the 1st quarter of 2004.

BlackRock Cash Funds: Prime – Institutional Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.34% in the 3rd quarter of 2007; the worst was 0.26% in the 1st and 2nd quarters of 2004.

5

BlackRock Cash Funds: Government – Institutional Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.33% in the 4th quarter of 2006; the worst was 0.07% in the 4th quarter of 2008.

BlackRock Cash Funds: Treasury – Institutional Shares

Year-by-Year Returns (Years Ended December 31)

The best calendar quarter return during the years shown above was 1.33% in the 4th quarter of 2006; the worst was 0.03% in the 4th quarter of 2008.

6

Average Annual Total Return

for the Periods ended December 31, 2008

Institutional Shares(1)

	1 Year	3 Years	5 Years	Since Inception
BlackRock Cash Funds: Institutional	2.85%	4.43%	3.59%	3.60%
MFR Averages/FTIA(2)	2.62%	4.15%	3.27%	3.27	%(5)

BlackRock Cash Funds: Prime	2.83%	4.40%	3.57%	3.26%
MFR Averages/FTIA(2)	2.62%	4.15%	3.27%	2.94	%(5)

BlackRock Cash Funds: Government	1.96%	4.04%	N/A	3.70%
MFR Averages/GIA(3)	2.11%	3.83%	N/A	3.40	%(5)

BlackRock Cash Funds: Treasury	1.61%	3.85%	N/A	3.54%
MFR Averages/T&RIA(4)	1.40%	3.52%	N/A	3.18	%(5)

(1)

The returns for Institutional Shares of the BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury are calculated since inception, August 4, 1999, April 16, 2003, September 1, 2004 and September 1, 2004, respectively.

(2)

The Institutional Shares of the BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime are tracked against the Money Fund Report (“MFR”) First Tier Institutional Average (“FTIA”), a service of iMoneyNet, Inc.

(3)	The Institutional Shares of the BlackRock Cash Funds: Government are tracked against the MFR Government Institutional Average, a service of iMoneyNet, Inc.
(4)	The Institutional Shares of the BlackRock Cash Funds: Treasury are tracked against the MFR Treasury and Repo Institutional Average, a service of iMoneyNet, Inc.
(5)

The MFR averages for the Institutional Shares of the BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury are calculated from July 31, 1999, March 31, 2003, August 31, 2004 and August 31, 2004, respectively.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

BFA, the investment adviser of each Fund’s Master Portfolio, and BTC, the administrator of each Fund, have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or Fund. When they do so, the applicable Fund’s operating expenses are reduced, so that the Fund’s total return and yield are increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable Fund’s total return and yield would be lower.

To learn each Fund’s current seven-day yield, call 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BlackRock.com/Cash.

Because the current yields on high-quality, short-term money market instruments in which the Funds invest are generally lower than yields on such instruments during the periods shown in the foregoing bar charts and table, the current performance of the Institutional Shares is generally lower than that shown in the bar charts and table.

7

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold SL Agency Shares of the Funds.

Annual Class Operating Expenses as a Percentage of Average Net Assets

(Expenses that are Deducted from Class Assets)

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Government	BlackRock Cash Funds: Treasury
Management fees(1)	0.10%	0.10%	0.10%	0.10%
Other expenses (Administration fees; Independent Expenses(2))	0.02%	0.02%	0.02%	0.02%
Total annual class operating expenses(1)(2)(3)	0.12%	0.12%	0.12%	0.12%
Less fee waivers and/or expense reimbursements(1)(2)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Net expenses(1)(2)(4)	0.09%	0.09%	0.09%	0.09%

(1)

BFA, the investment adviser of each Fund’s Master Portfolio, has contractually agreed to waive a portion of its management fees through December 1, 2011. After giving effect to such contractual waiver, the management fees will be 0.07%.

(2)

“Independent Expenses” consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. BTC and BFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through December 1, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Other expenses are based on estimated amounts for 2009.

(3)

Total annual class operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest. These fees and expenses are estimated.

(4)

The Funds’ service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

8

Example

The example below is intended to help you compare the cost of investing in SL Agency Shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in SL Agency Shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BFA and BTC are in effect until December 1, 2011.

The Funds do not charge a sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

SL Agency Shares

	1 Year	3 Years	5 Years	10 Years
BlackRock Cash Funds: Institutional	$9	$29	$58	$144
BlackRock Cash Funds: Prime	$9	$29	$58	$144
BlackRock Cash Funds: Government	$9	$29	$58	$144
BlackRock Cash Funds: Treasury	$9	$29	$58	$144

Management of the Funds

Investment Adviser

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BFA manages the investing of the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios’ Board of Trustees. For its services to the Master Portfolios, BFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each Master Portfolio’s average daily net assets.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock. Based on June 30, 2009 figures, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios’ Board of Trustees’ approval of the investment advisory agreements with BFA is available in each Fund’s semi-annual report for the six-month period ending June 30.

Administrative Services

BTC provides the following services, among others, as the Funds’ administrator:

¡	Supervise the Funds’ administrative operations;

¡	Provide or cause to be provided management reporting and treasury administration services;

¡	Financial reporting;

¡	Legal, blue sky and tax services; and

¡	Preparation of proxy statements and shareholder reports.

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BTC is entitled to receive fees for these services at the annual rate of 0.02% of the average daily net assets of the SL Agency Shares of each Fund. In addition to performing these services, BTC has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds’ Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

Shareholder Information

Who is Eligible to Invest

Currently, the only eligible investors for the SL Agency Shares of the Funds are investment companies for which (i) BFA, BTC, or an affiliate provides investment advisory or administrative services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in the Funds. Please contact BTC or State Street Bank and Trust Company (“State Street”), the Funds’ custodian, transfer agent and dividend disbursing agent, for more information.

In order to invest, a completed account application form must be submitted to, and processed by, BTC or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

How to Buy Shares

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund’s transfer agent or BTC, as intermediary, pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time, on any day the Funds are open (a “Business Day”) (or, if the Fund closes early, at such closing time) to purchase shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios’ portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or BTC, as intermediary, pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

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The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances and subject to applicable law. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund’s investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission (“SEC”) by order may permit. Each Fund reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares, as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds’ SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Fund Distributions

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund’s investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take

11

advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolios. The Funds’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investment in the Master Portfolios, the policies of the Master Portfolios and the historical nature of flows into and out of the Funds.

The Funds may from time to time implement various methods that the Funds believe are appropriate to deter market timing, frequent trading or other trading activity that may be detrimental to the Funds or long-term investors in the Funds. There is no assurance that any such methods will prevent such detrimental trading activity.

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Taxes

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund’s net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund’s distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

Distribution Type	Tax Status
Income	Ordinary income(1)
Short-term capital gain	Ordinary income
Long-term capital gain	Long-term capital gain(2)

(1)

Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund’s income is derived from sources that do not pay “qualified dividend income,” income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

(2)	Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds’ shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, will be different. For example, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code of 1986, as amended, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales of Fund shares. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses

Feeder funds, including the Funds, bear their respective Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

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Feeder Fund Rights

Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its Master Portfolio if it believes doing so is in the best interests of the Fund’s shareholders. If the Board of Trustees decides to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class

The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1-800-768-2836 (toll-free) for additional information.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock and PNC, and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock’s significant shareholders, Merrill Lynch and its affiliates, including BAC (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Funds and BFA to the extent permitted under the Investment Company Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Entity having positions that are adverse to those of the Funds.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Entity may compete with the Funds for appropriate investment opportunities. As a result of this and several other factors, the results of the Funds’ investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Funds could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Funds may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Funds. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds.

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An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including Entities may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Entities in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations. BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website. BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

15

Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the Institutional Shares of each Fund for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Institutional Share of each Fund. Financial performance for the SL Agency Shares would differ from the financial performance for the Institutional Shares because the classes have different expenses. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Institutional Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report, at no cost, by calling 1-800-768-2836 (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

BlackRock Cash Funds: Institutional — Institutional Shares

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Dec. 31, 2008		Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005		Year ended Dec. 31, 2004
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00

Income from investment operations:
Net investment income	0.03		0.05	0.05	0.03		0.01
Net realized gain (loss)	(0.00	)(a)	0.00 (a)	0.00 (a)	(0.00	)(a)	(0.00	)(a)

Total from investment operations	0.03		0.05	0.05	0.03		0.01

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.05)	(0.03)		(0.01)

Total distributions	(0.03)		(0.05)	(0.05)	(0.03)		(0.01)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00		$1.00

Total return	2.85%		5.36%	5.11%	3.29%		1.39%

Ratios/Supplemental data:
Net assets, end of year (000s)	$20,223,437		$6,653,737	$4,198,724	$3,485,876		$3,624,503
Ratio of expenses to average net assets(b)	0.12%		0.11%	0.10%	0.05%		0.06%
Ratio of expenses to average net assets prior to expense reductions	0.15%		0.16%	0.14%	0.12%		0.12%
Ratio of net investment income to average net assets(b)	2.65%		5.25%	4.97%	3.26%		1.37%

(a)	Rounds to less than $0.01.
(b)	These ratios include net expenses charged to the corresponding Master Portfolio.

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BlackRock Cash Funds: Prime — Institutional Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008		Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Year ended Dec. 31, 2004
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.03		0.05	0.05	0.03	0.01
Net realized gain (loss)	(0.00	)(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)

Total from investment operations	0.03		0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)
Net realized gain	–		–	–	–	(0.00	)(a)

Total distributions	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	2.83%		5.32%	5.07%	3.26%	1.40%

Ratios/Supplemental data:
Net assets, end of year (000s)	$10,812,890		$8,363,790	$5,915,836	$6,521,818	$6,000,944
Ratio of expenses to average net assets(b)	0.11%		0.12%	0.11%	0.08%	0.04%
Ratio of expenses to average net assets prior to expense reductions	0.15%		0.15%	0.14%	0.12%	0.12%
Ratio of net investment income to average net assets(b)	2.80%		5.19%	4.93%	3.28%	1.45%

(a)	Rounds to less than $0.01.
(b)	These ratios include net expenses charged to the corresponding Master Portfolio.

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BlackRock Cash Funds: Government — Institutional Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Sep. 1, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.05	0.05	0.03	0.01

Total from investment operations	0.02	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.96%	5.15%	5.04%	3.28%	0.64	%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,594,728	$3,031	$395	$169,200	$448,100
Ratio of expenses to average net assets(c)(d)	0.10%	0.12%	0.12%	0.03%	0.00%
Ratio of expenses to average net assets prior to expense reductions(d)	0.16%	0.18%	0.16%	0.12%	0.12%
Ratio of net investment income to average net assets(c)(d)	0.29%	4.67%	4.75%	3.04%	1.93%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.

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BlackRock Cash Funds: Treasury — Institutional Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2008	Year ended Dec. 31, 2007	Year ended Dec. 31, 2006	Year ended Dec. 31, 2005	Period from Sep. 1, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.05	0.05	0.03	0.01

Total from investment operations	0.02	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.61%	4.95%	5.04%	3.20%	0.61	%(b)

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,305,944	$131,190	$126,518	$100,343	$100
Ratio of expenses to average net assets(c)(d)	0.04%	0.04%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets prior to expense reductions(d)	0.15%	0.18%	0.19%	0.12%	0.12%
Ratio of net investment income to average net assets(c)(d)	0.39%	4.74%	5.03%	4.03%	1.82%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	These ratios include net expenses charged to the corresponding Master Portfolio.
(d)	Annualized for periods of less than one year.

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Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available to registered users on our website at www.blackrock.com/cash. For more detailed

information about BlackRock Funds III and the Funds, you may request a copy of the SAI. The SAI provides information about the

Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual or semi-annual reports to shareholders.

If you have any questions about the Funds or you wish to obtain the

SAI or semi-annual or annual reports free of charge, please:

Call: 1-800-768-2836 (toll-free)

Monday through Friday

8:30 a.m. to 6:30 p.m. (Eastern Time)

Write: BlackRock Funds III

c/o SEI Investments Distribution Co.

One Freedom Valley Drive, Oaks, PA 19456

Information about a Fund (including its SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and

information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.

20549-1520.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this

Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

An investment in the Funds is not insured or guaranteed by the

Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the

value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

An investment in the Funds is not a deposit in BlackRock

Institutional Trust Company, N.A., or any other bank.

Investment Company Act File No.: 811-07332

For more information call

1-800-768-2836 (toll-free)

MF-P-SLA-1209

BLACKROCK

BlackRock Funds III

Statement of Additional Information

Dated May 1, 2009 (as revised December 1, 2009)

BlackRock Bond Index Fund

BlackRock S&P 500 Stock Fund

BlackRock Funds III (the “Trust”) is an open-end, series management investment company. This combined Statement of Additional Information (“SAI”) contains additional information about two funds of the Trust—the BlackRock Bond Index Fund and BlackRock S&P 500 Stock Fund (each, a “Fund” and collectively, the “Funds”).

Each of the BlackRock Bond Index Fund and BlackRock S&P 500 Stock Fund invests substantially all of its assets in the Bond Index Master Portfolio and S&P 500 Stock Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), respectively, of Master Investment Portfolio (“MIP”), which have substantially similar investment objectives as the corresponding Fund. MIP is an open-end, series management investment company. BlackRock Fund Advisors* (“BFA” or the “Investment Adviser”) serves as investment adviser to the Master Portfolio in which each Fund invests. References to the investments, investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of each Fund’s Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus (“Prospectus”), also dated May 1, 2009 (as revised December 1, 2009). All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The audited financial statements for the Funds, which include the schedule of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2008, are hereby incorporated by reference to the Funds’ annual report. The Prospectus and copies of the annual report may be obtained without charge by writing to BlackRock Funds III, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-800-822-0052 (toll-free).

*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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HISTORY OF THE TRUST

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to, and having identical designations as, the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the Funds. The Trust’s principal office is located at 400 Howard Street, San Francisco, CA 94105. Each Fund invests all of its assets in a Master Portfolio of MIP (as shown below), which has the same or substantially same investment objective, policies and restrictions as the related Fund.

Fund	Master Portfolio in Which the Fund Invests
BlackRock Bond Index Fund	Bond Index Master Portfolio
BlackRock S&P 500 Stock Fund	S&P 500 Stock Master Portfolio

On December 1, 2009, the Trust was renamed BlackRock Funds III and certain of its series were also renamed. Bond Index Fund was renamed BlackRock Bond Index Fund and S&P 500 Stock Fund was renamed to BlackRock S&P 500 Stock Fund.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Objectives and Policies. The Trust is an open-end, series management investment company. Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by the vote of a majority of the trustees of the Trust or MIP (the “Trustees”), as the case may be, at any time.

The Funds and the Master Portfolios in which they invest are diversified funds as defined in the 1940 Act. Each Fund’s investment objective is set forth in the Prospectus. The investment objective of each of the BlackRock S&P 500 Stock Fund and the BlackRock Bond Index Fund is non-fundamental, which means it can be changed by the Trust’s board of trustees (the “Board of Trustees” or the “Board”) without shareholder approval. The investment objective and investment policies of a Fund determine the types of portfolio securities in which the Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund’s performance. There can be no assurance that the investment objective of either Fund will be achieved.

Fundamental Investment Restrictions of the Funds. The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

(1)

Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Fund reserves the right to concentrate in any industry in

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which the index that the Fund tracks becomes concentrated to approximately the same degree during the same period;

(2)	Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3)	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4)	Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5)	Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)	Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments; and

(8)	Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

With respect to paragraph (3) above, the 1940 Act currently allows each Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of each Fund’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions of the Funds. The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Trust at any time.

(1)

The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Funds invest can be expected to charge fees

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for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds;

(2)	Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3)	Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily;

(4)	Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

(5)	Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that a Fund may enter into futures and options contracts in accordance with its investment policies; and

(6)	Each Fund will provide shareholders with at least 60 days’ notice of any change to the Fund’s non-fundamental policy to invest at least 90% of the value of the Fund’s net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Fund tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may (and does) invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund. See “Management—Master/Feeder Structure.”

Fundamental Investment Restrictions of the Master Portfolios. The Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to a Master Portfolio, without approval by the holders of a majority (as described in the 1940 Act) of the Master Portfolio’s outstanding voting interest. Each Master Portfolio may not:

(1)	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit a Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period;

(2)	Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

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(3)	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4)	Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5)	Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph;

(6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)	Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments; and

(8)	Purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

With respect to paragraph (3) above, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Restrictions of the Master Portfolios.

(1)	Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolios;

(2)	Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3)	Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total

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assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily;

(4)	Each Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs; and

(5)	Each Master Portfolio will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

INVESTMENTS AND RISKS OF THE MASTER PORTFOLIOS

The Master Portfolios in which the Funds invest may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, references in the following sections to the Funds generally include the Funds and the Master Portfolios.

Asset-Backed Securities and Commercial Mortgage-Backed Securities. The BlackRock Bond Index Fund may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments or extensions, can often be shorter or longer (as the case may be) than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened or extended, and the security’s total return may be difficult to predict precisely. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. Also see “Mortgage Pass-Through Securities” and “Mortgage Securities.”

Bonds. The BlackRock Bond Index Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-

5

rate bonds. See “Floating-Rate and Variable-Rate Obligations” below. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing. Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Master Portfolios maintain liquid assets in connection with those types of transactions.

Equity Securities. Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Floating-Rate and Variable-Rate Obligations. The BlackRock Bond Index Fund may purchase floating-rate and variable-rate obligations. The BlackRock Bond Index Fund may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in Rule 2a-7 of the 1940 Act. Variable-rate demand notes including master demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in the Fund’s portfolio.

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Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BFA.

Futures Contracts and Options Transactions. Each Fund may enter into futures contracts and may purchase and write (i.e., sell) options. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (i.e., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by a Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute.

Each Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., a short position) to hedge the value of securities held by the Fund; (ii) the purchase of a futures contract when the Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. If a Fund enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If, instead, a Fund purchases a futures contract as a substitute for investing in the designated underlying securities, the Fund will experience gains or losses that correspond generally to gains or losses in the underlying securities.

Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or

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is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of a Fund. The potential for loss related to writing options is unlimited.

Each Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (the “Commodity Exchange Act”), and, therefore, neither Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Hybrid ARM Securities. Hybrid ARM securities are interests in pools of hybrid adjustable-rate mortgages (hybrid ARMs). A hybrid ARM is a mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. After the initial fixed-interest rate period, the interest rate on a hybrid ARM can be reset by a maximum specified amount to an adjustable rate based on a margin over an identified index. As with other adjustable rate mortgages, the adjustable interest rates on hybrid ARMs are subject to periodic and lifetime caps on the increased rates that mortgagors are required to pay.

Hybrid ARM securities are subject to a combination of the risks associated with fixed-rate and adjustable-rate mortgage-backed securities. If a greater percentage of the mortgage pool backing a hybrid ARM security consists of hybrid ARMS in their initial fixed-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with fixed-rate bonds and mortgage-backed securities. These risks would include possible reductions in market value (i) during periods of rising interest rates and (ii) due to the unanticipated shortening or extension of the security’s average life resulting from unforeseen mortgage prepayment patterns. If a greater percentage of the underlying mortgage pool consists of hybrid ARMs in their adjustable-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with capped adjustable-rate securities. These risks include (i) the possibility of reduced yields during periods of falling interest rates, (ii) possible reductions in market value if market interest rates rise above the interest rate caps on the underlying hybrid ARMs, and (iii) possible increases in mortgage default rates to the extent that mortgagors are unable to afford higher adjustable mortgage rates.

Because hybrid ARM securities are more complex than conventional fixed-rate and adjustable-rate mortgage-backed securities, it may be more difficult for investors to analyze and predict how the values of hybrid ARM securities will change in response to market interest rate and credit conditions. As a result of this uncertainty, a hybrid ARM security could suffer from a disproportionate reduction in value or loss of market liquidity during periods of volatile interest rates or credit market disruptions.

Illiquid Securities. Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which a Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

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Interest-Rate and Index Swaps. The BlackRock Bond Index Fund may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If a Fund enters into a swap transaction, cash or securities may be posted by or to the Fund as collateral in accordance with the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Fund or other party, the risk of loss to the Fund would generally be limited to the net amount of payments that the Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the Fund would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions were to owe a net amount to the Fund upon an early termination of the swap agreements as described above, the Fund could be exposed to the risk of loss in the event that any collateral held by the Fund would be insufficient.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The BlackRock Bond Index Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest-rate futures and price movements in the Fund’s portfolio securities which are the subject of the transaction.

Investment Companies and Exchange-Traded Funds. Each Fund may invest in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Funds and BFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of a Fund’s total assets with respect to all such companies in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.

The Funds may purchase shares of exchange-traded funds (“ETFs”). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts-to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. The Funds may invest a portion of their assets

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in shares of ETFs that are advised by BFA. BFA will receive investment advisory fees at both the Fund level and the ETF level for investments by a Fund in shares of an ETF advised by BFA. Because most ETFs are investment companies, a Fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that the BlackRock Bond Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit issued by a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

Loans of Portfolio Securities. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by MIP’s Board of Trustees. BlackRock Institutional Trust Company, N.A. (“BTC”)* acts as securities lending agent for the Funds subject to the overall supervision of BFA. BTC

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage Pass-Through Securities. The BlackRock Bond Index Fund may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association (“Ginnie Mae”) or by one of several U.S. Government-sponsored entities, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal Home Loan Banks (“FHLBs”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Barclays Capital U.S. Aggregate Bond Index* (the “Barclays Aggregate Index”) (about 38.5%, as of March 31, 2009) represents the U.S. agency mortgage pass-through segment of the U.S. investment-grade bond market. Therefore, a substantial portion of the BlackRock Bond Index Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Barclays Aggregate Index representing the mortgage pass-through segment of the U.S. investment-grade bond market is comprised of multiple pools of mortgage pass-through securities.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate, and investors in mortgage securities may have to accept, less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Should the government adopt new laws providing mortgage borrowers with additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise allow borrowers to modify or restructure existing mortgages, this may negatively impact mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific

*	Effective November 3, 2008, the name of the index changed from the Lehman Brothers U.S. Aggregate Index to the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is maintained by Barclays Capital Inc. (“Barclays Capital”). Barclays Capital does not sponsor, endorse, sell or promote the BlackRock Bond Index Fund or the Bond Index Master Portfolio. Barclays Capital is an affiliate of, and a separate legal entity from, BTC and BFA. Barclays Capital makes no representation or warranty, expressed or implied, regarding the advisability of investing in the BlackRock Bond Index Fund or its Master Portfolio. Neither BTC nor BFA has or will have a role in maintaining the Barclays Capital U.S. Aggregate Bond Index.

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mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA” transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties. The use of TBA rolls may cause the Master Portfolio to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

Mortgage Securities. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet

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their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Also see “Asset-Backed Securities and Commercial Mortgage-Backed Securities,” “Hybrid ARM Securities” and “Mortgage Pass-Through Securities.”

Municipal Securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the BlackRock Bond Index Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

In addition, the Fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable-rate security and the other, a residual interest bond. The interest rate for the variable-rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a

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repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. Each Fund will maintain liquid assets having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Securities of Non-U.S. Issuers. Each Fund may invest in certain securities of non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital, transaction costs of foreign currency conversions, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes,

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higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, significantly smaller market capitalization of most non-U.S. securities markets, lesser levels of regulation of the securities markets, and more substantial government interference with the economy. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Obligations of Foreign Governments, Supranational Entities and Banks. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Foreign Equity Securities and Depositary Receipts. The BlackRock S&P 500 Stock Fund’s assets may be invested in the securities of foreign issuers and American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs,” sometimes referred to as Continental Depositary Receipts (“CDRs”)) of such issuers (ADRs and EDRs or CDRs, collectively “Depositary Receipts”).

ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and CDRs are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Short-Term Instruments. Each Fund may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (CDs), bankers’ acceptances, fixed time

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deposits and other obligations of domestic banks (including non-U.S. branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BFA.

Stock Index Futures and Options on Stock Index Futures. The BlackRock S&P 500 Stock Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars, multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

Unrated, Downgraded and Below Investment-Grade Investments. The Funds may purchase an instrument that is not rated if, in the opinion of BFA, such obligation is of an investment quality that is comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund provided that the amount of such securities held by a Fund does not exceed 5% of the Fund’s net assets. To the extent the ratings given by Moody’s® Investors Services (“Moody’s”) or Standard & Poor’s® Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P®”) may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

The Funds are not required to sell downgraded securities, and each Fund could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or, if unrated, low quality (below investment-grade) securities.

Although they may offer higher yields than do higher-rated securities, low-rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated and unrated low quality debt are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s

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ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Fund’s interests.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated or unrated low quality debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may, to the extent it holds low-rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher-rated or higher quality securities.

Low-rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher-rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Funds may incur additional expenses to seek recovery.

U.S. Government Obligations. The Funds may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Ginnie Mae certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac or FHLB notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants. The BlackRock S&P 500 Stock Fund may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of its net assets in warrants which are not listed on the New York Stock Exchange (“NYSE”) or the NYSE Alternext U.S. (f/k/a American Stock Exchange). A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The BlackRock S&P 500 Stock Fund may only purchase warrants on securities in which the Fund may invest directly.

The BlackRock S&P 500 Stock Fund and S&P 500 Stock Master Portfolio. Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index that is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into

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consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund’s shares or the timing of the issuance or sale of the Fund’s shares or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund’s shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

PORTFOLIO HOLDINGS INFORMATION

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund’s and Master Portfolio’s respective shareholders or interestholders, as applicable; (b) does not put the interests of the Investment Adviser, the Funds’ distributor, SEI Investments Distribution Co. (the “Distributor” or “SEI”), or any affiliated person of the Funds, the Master Portfolios, the Investment Adviser or the Distributor, above those of the Funds’ shareholders and the Master Portfolios’ interestholders; (c) does not advantage any current or prospective Fund shareholders or Master Portfolio interestholders over any other current or prospective Fund shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the Funds or the Master Portfolios) limiting the use of such information are in effect. None of the Funds, the Master Portfolios, the Investment Adviser or BTC receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the Funds and the Master Portfolios.

Service Providers. Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolios’ assets (“Portfolio Managers”) or who provide administrative, operational, risk management, or other support to the Portfolio Managers (“Support Staff”), and (ii) to other personnel of the Investment Adviser and the Funds’ and Master Portfolios’ service providers, such as BTC, State Street Bank and Trust Company (“State Street”) and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios’ assets and settling the Master Portfolios’ transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements.

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From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust’s and MIP’s Trustees; the auditors of the Funds and the Master Portfolios; counsel to the Trust or MIP, and counsel to the Trustees who are not “interested persons” of the Trust or MIP (as such term is defined in the 1940 Act) (the “Independent Trustees”); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of March 31, 2009, of all such persons and entities with which the Funds and the Master Portfolios have ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody’s, S&P, Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2009 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Trust and MIP believe provide an adequate safeguard for such information.

Third-Party Feeder Funds. Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder funds sponsored by institutions not affiliated with BFA that invest in such Master Portfolio (each, a “third-party feeder fund”) as may be necessary to (i) conduct business of the third-party feeder funds in the ordinary course in a manner consistent with agreements with the third-party feeder funds and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder funds. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder fund is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust’s and MIP’s policy described herein), and none of BFA, BTC or the Board of Trustees of the Trust or MIP exercises control over any third-party feeder fund’s policies. The following is a list, as of March 31, 2009, of third-party feeder funds and their service providers with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: BB&T Equity Index Funds, BB&T Funds, BE Creative, Inc., BISYS Fund Services Limited Partnership, Transamerica Partners Institutional Stock Index Fund, Transamerica Partners Funds Group, Diversified Investors Securities Corp., Homestead Funds, Inc., State Farm S&P 500 Index Fund, State Farm Mutual Fund Trust and State Farm VP Management Corp. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions, to the foregoing list that have occurred since March 31, 2009 are not reflected.

BFA, BTC and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

Securities and Exchange Commission Filings. Each Fund will disclose its complete portfolio holdings schedule in public filings with the Securities and Exchange Commission (“SEC”) on a quarterly basis, based on such Fund’s fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

Other Public Disclosure. A Fund or its related Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety

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of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the Funds and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of March 31, 2009, of all such persons and entities with which the Funds or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: Micropal (monthly) and Bloomberg (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2009 are not reflected.

Approved Recipients. The Funds’ and the Master Portfolios’ Chief Compliance Officer may also authorize disclosure of portfolio holdings information to approved recipients pursuant to the above policy.

The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Trust’s and MIP’s policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

MANAGEMENT

The Trust’s Board of Trustees has responsibility for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. The Trust, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each other Trustee of the Trust also serves as a Trustee for MIP. The address for each Trustee and Officer is Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. As of December 1, 2009 the persons listed below were elected by shareholders to serve as the Board of Trustees of the Trust and MIP (each a “New Trustee”).

Interested Trustees

Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Richard S. Davis (64)	Trustee (since 2009)	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	175 Funds 285 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

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Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Henry Gabbay (62)	Trustee (since 2009)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	175 Funds 285 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Independent Trustee

Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
David O. Beim (69)	Trustee (since 2009)	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and culture center) from 1990 to 2006

Ronald W. Forbes (69)	Trustee (since 2009)	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

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Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Dr. Matina S. Horner (70)	Trustee (since 2009)	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	NSTAR (electric and gas utility)

Rodney D. Johnson (68)	Trustee (since 2009)	President, Fairmont Capital Advisors, Inc. since 1987.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Director, Fox Chase Cancer Center since 2002; Member of Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006

Herbert I. London (70)	Trustee (since 2009)	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	AIMS Worldwide, Inc. (marketing); Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005

Cynthia A. Montgomery (57)	Trustee (since 2009)	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Newell Rubbermaid, Inc. (manufacturing); Director, McLean Hospital since 2005.

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Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Joseph P. Platt (62)	Trustee (since 2009)	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner Amarna Corporation, LLC (private investment company) from 2002 to 2008.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. (64)	Trustee (since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Toby Rosenblatt (71)	Trustee (since 2009)	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, the James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	A.P. Pharma Inc. (specialty pharmaceuticals)

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Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Kenneth L. Urish (58)	Trustee (since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, the Pennsylvania State University Accounting Department since 2001.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007

Frederick W. Winter (64)	Trustee (since 2009)	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and dean thereof from 1997 to 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Director, Alkon Corporation (pneumatics) since 1992; Director Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008

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Officers

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA 40 East 52nd St. New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005; Director of BlackRock, Inc. since 1998.

Jeffrey Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Simon Mendelson 40 East 52nd St. New York, NY 10022 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

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Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Christopher Stavrakos, CFA 40 East 52nd St. New York, NY 10022 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

Committees. Effective December 1, 2009, the Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Trust; (3) review the conduct and results of each independent audit of the Trust’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Trust and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Trust’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Trust’s investments; and (8) resolve any disagreements between Trust management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

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The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.

The members of the Compliance Committee (the “Compliance Committee”) are Joseph P. Platt, Jr. (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund related activities of BlackRock and the Trust’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Trust’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Trust’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

The members of the Performance Oversight Committee (the “Performance Committee”) are David O. Beim (chair), Toby Rosenblatt (vice-chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Trustees, and Richard S. Davis, who is an interested Trustee. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Funds’ investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Funds’ investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee.

The members of the Executive Committee (the “Executive Committee”) are Ronald W. Forbes, Rodney D. Johnson and Richard S. Davis. Messrs. Forbes and Johnson are Independent Trustees and Mr. Davis is an interested Trustee. The principal responsibilities of the Executive Committee are to (i) act on routine matters between meetings of the Board of Trustees, (ii) act on such matters as may require urgent action between meetings of the Board of Trustees, and (iii) exercise such other authority as may from time to time be delegated to the Committee by the Board of Trustees. The Board has adopted a written charter for the Executive Committee.

Prior to December 1, 2009, there were two standing committees of the Board of Trustees—the Nominating and Governance Committee and the Audit Committee. Members of the Nominating and Governance Committee and the Audit Committee included each Independent Trustee. The Nominating and Governance Committee was responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for the Trust. The Nominating and Governance Committee generally did not consider nominees recommended by shareholders, but may do so if the Nominating

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and Governance Committee deemed it appropriate. Shareholders who wanted to recommend nominees could have contacted the Nominating and Governance Committee by sending a signed letter that provided relevant information regarding the nominee and includes: (a) the shareholder’s name and address; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. Mary G. F. Bitterman, a former Trustee, served as Chairperson of the Nominating and Governance Committee. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held two meetings.

The Audit Committee operated pursuant to a separate charter and was responsible for, among other things, overseeing the Funds’ accounting and financial reporting practices, reviewing the results of the annual audits of the Funds’ financial statements and interacting with the Funds’ independent auditors on behalf of the full Board. A. John Gambs, a former Trustee, served as Chairperson of the Audit Committee. During the fiscal year ended December 31, 2008, the Audit Committee held four meetings.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of interests in each Fund beneficially owned by the Trustee and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Dollar Range of Equity Securities in the Funds and the Family of Investment Companies (as of December 31, 2008)

Interested Trustees	BlackRock Bond Index Fund	BlackRock S&P 500 Stock Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
Richard S. Davis	0	0	0
Henry Gabbay	0	0	0

Independent Trustees	BlackRock Bond Index Fund	BlackRock S&P 500 Stock Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
David O. Beim	0	0	0
Ronald W. Forbes	0	0	0
Dr. Martina S. Horner	0	0	0
Rodney D. Johnson	0	0	0
Herbert I. London	0	0	0
Cynthia A. Montgomery	0	0	0
Joseph P. Platt	0	0	0
Robert C. Robb, Jr.	0	0	0
Toby Rosenblatt	0	0	0
Kenneth L. Urish	0	0	0
Frederick W. Winter	0	0	0

Ownership of Securities of Certain Entities. The Independent Trustees and their immediate family members, as of December 31, 2008, did not own any securities of BFA, the Distributor, or any entity controlling, controlled by, or under common control with BFA or the Distributor as of such a date, unless noted above.

Compensation of Trustees. Effective December 1, 2009, each Trustee who is a Independent Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the funds in the Equity Liquidity-Complex, including the Trust and Master Investment Portfolio, and a

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$25,000 Board meeting fee for each in-person Board meeting attended, up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Board of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Chair of the Joint Product Pricing Committee, who does not oversee funds in the Equity-Liquidity Complex, is paid an annual retainer of $25,000, which is subject to the 10% discount enacted by the Boards and is allocated among all of the non-money market funds in the open-end fund complexes (other than iShares Trust and iShares, Inc.) advised by BFA and its affiliates (the “BlackRock Fund Complexes”).

Mr. Gabbay is an interested Trustee of the Trust and serves as an interested Board member of the other funds which comprise the BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a Board member of each of the BlackRock Fund Complexes, (i) an annual retainer of $412,500 allocated to the funds in the BlackRock Fund Complexes, including the Trust and MIP, and (ii) with respect to the open-end BlackRock Fund Complexes, a Board meeting fee of $18,750 to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such open-end BlackRock Fund Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in the BlackRock Fund Complexes (including the Trust and Master Investment Portfolio) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board members serving on such boards. The Board of the Trust or of any other fund in a BlackRock Fund Complex may modify the Board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009, the Trust pays each Independent Trustee the Trust’s allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee; (iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee is paid the Trust’s allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee is paid the Trust’s allocable share of an annual fee of $5,000. The Lead Independent Trustee is paid the Trust’s allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses are allocated between the Trust and MIP, based on their respective assets under management.

During the period January 1, 2008 through December 31, 2008, the Trust paid each Independent Trustee the Trust’s allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $50,000; (ii) a per meeting fee of $5,500 for meetings of the Board attended by the Trustee; and (iii) a committee meeting fee of $2,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust’s allocable share of an annual fee of $8,500 and the Chairperson of the Nominating and Governance Committee was paid the Trust’s allocable share of an annual fee of $3,000. The Lead Independent Trustee was paid the Trust’s allocable share of an additional annual base fee of $15,000. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.

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The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

As of December 1, 2009, the members of the Board of Trustees of BlackRock Funds III listed below resigned (each a “Previous Trustee”). The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2008. Compensation is not shown for the New Trustees because they did not serve as Trustees of the Trust until December 1, 2009.
Compensation for the Fiscal Year Ended December 31, 2008

Name of Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from Fund Complex(1)
Lee T. Kranefuss	$0	$0
H. Michael Williams	0	0

Name of Independent Trustees	Aggregate Compensation from the Trust	Total Compensation from Fund Complex(1)
Mary G. F. Bitterman	$30,834	$117,000
A. John Gambs[2]	35,216	133,500
Hayne E. Leland	30,104	114,000
Jeffrey M. Lyons	32,979	125,000
Wendy Paskin-Jordan[3]	31,478	119,500
Leo Soong[4]	36,530	138,500

(1)	Includes compensation for services on the Board of Trustees of MIP.
(2)	Previously the Audit Committee Chair.
(3)	Previously the Nominating and Governance Committee Chair.
(4)	Previously the Lead Independent Trustee.

Master/Feeder Structure. Each Fund seeks to achieve its investment objective by investing all of its assets in a Master Portfolio of MIP. In other words, the Funds are “Feeder Funds” into the Master Portfolios. The Trust’s Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another feeder fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could also arise.

A Fund may withdraw its investment in a Master Portfolio only if the Trust’s Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Prior to any such withdrawal, the Board of Trustees would consider alternative investments, including investing all of the Fund’s assets in another investment company with substantially the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described above with respect to the Fund and its Master Portfolios.

The fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund either will hold a meeting of its shareholders to consider such matters and

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cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolios from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its investment objective or policies to correspond to those of the Master Portfolio. A Fund also may elect to redeem its interests from its Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, a Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Funds will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

Codes of Ethics. The Trust, BFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies of the Master Portfolios. The following is a discussion of the proxy voting policies of the Master Portfolios in which the Funds invest.

MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of BFA, the investment adviser to the Master Portfolios. MIP has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for each Master Portfolio in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best long-term economic interests of such Master Portfolio. In some cases, BFA may determine that it is in the best long-term economic interests of a Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by its clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on BFA’s evaluation of this relationship, BFA believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Master Portfolio. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio’s affiliates (if any), BFA or BFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BFA attempts to encourage companies to

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follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	Each Master Portfolio generally supports the board’s nominees in uncontested elections of directors and generally supports proposals that strengthen the independence of boards of directors;

•	Each Master Portfolio generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

•

Each Master Portfolio generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Master Portfolio, a Master Portfolio’s affiliates (if any), BFA or BFA’s affiliates, or SEI or SEI’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-882-0052 (toll-free); and (ii)  on the SEC’s website at www.sec.gov.

Shareholder Communication to the Board of Trustees. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to BlackRock Funds III Board of Trustees, c/o BlackRock, Inc.—Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2009, the shareholders identified below were known by the Trust to own 5% or more of the indicated Fund’s outstanding shares in the following capacity:

Name of Fund	Name and Address of Shareholder	Percentage of Fund	Nature of Ownership
BlackRock Bond Index Fund	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	7%	Record

	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	20%	Record

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	46%	Record

BlackRock S&P 500 Stock Fund	PIMS/Prudential Retirement 40650 Encyclopedia Circle Fremont, CA 94538	5%	Record

	City of Austin Deferred Compensation Plan 8515 East Orchard Road # 2T2 Englewood, CO 80111	5%	Record

	Oklahoma Public Employees Retirement System 8515 East Orchard Road # 2T2 Englewood, CO 80111	6%	Record

	The New England Life Insurance Co. 8515 East Orchard Road # 2T2 Englewood, CO 80111	6%	Record

	Crown Equipment Corporation P.O. Box 419784 Kansas City, MO 64141	9%	Record

	Northern Trust Company P.O. Box 92956 Chicago, IL 60675	11%	Record

	U.S. Trust Company, N.A. 515 South Flower Street, Suite 2700 Los Angeles, CA 90071	12%	Record

	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	14%	Record

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

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As of March 31, 2009, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

Potential Conflicts of Interest. The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”), The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”) (BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions

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regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have

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access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it

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expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

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BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/ markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies of the Master Portfolios.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and

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profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Determination of Net Asset Value” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Trustees. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than

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positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the

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name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser. BFA provides investment advisory services to each Master Portfolio pursuant to an investment advisory contract (the “Advisory Contract”) with MIP. Pursuant to the Advisory Contract, BFA furnishes to MIP’s Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.

BFA is a wholly-owned subsidiary of BTC. BTC is a national bank, which is, in turn, a wholly-owned subsidiary of BlackRock, Inc.

The applicable Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty on 60 days’ written notice by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

Advisory Fees. BFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the S&P 500 Stock Master Portfolio and 0.08% of the average daily net assets of the Bond Index Master Portfolio. From time to time, BFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of a Master Portfolio and, accordingly, have a favorable impact on its performance.

For the fiscal years shown below, the related Master Portfolio of each Fund paid, with respect to the Fund, the following advisory fee to BFA, net of waivers and/or offsetting credits:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Bond Index Fund	$112,534	$55,816	$79,815
BlackRock S&P 500 Stock Fund	$137,772	$134,756	$126,312

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolios (collectively referred to as the “MIP Independent Expenses”) are paid directly by the Master Portfolios. For the fiscal year ended December 31, 2006, BFA voluntarily agreed to cap the non-extraordinary expenses of the Master Portfolios at the rate at which the Master Portfolios paid advisory fees to BFA and, therefore, BFA provided an offsetting credit against the advisory fees paid by the Master Portfolios in an amount equal to the MIP Independent Expenses. For the period

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from January 1, 2007 through December 1, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against advisory fees paid by the Master Portfolios in which the Funds invest:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Bond Index Fund	$30,930	$32,059	$21,382
BlackRock S&P 500 Stock Fund	$5,226	$6,002	$5,426

Administrator. The Trust has engaged BTC to provide certain administration services to the Funds. BTC provides the Funds with administration services, including provision of management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the Funds’ administrative operations, preparation of proxy statements and shareholder reports. BTC also furnishes office space and certain facilities to conduct the Funds’ business and compensates its Trustees, officers and employees who are affiliated with BTC. BTC is entitled to receive an annual administration fee of 0.15% of each Fund’s average daily net assets for providing administration services.

BTC also may engage and supervise Shareholder Servicing Agents, as defined in “Shareholder Servicing Agents” below, on behalf of the Funds.

BTC has engaged State Street to provide certain sub-administrative services to the Funds. BTC, not the Funds, is responsible for providing compensation to State Street for such services.

BTC has also agreed to bear all costs of the Funds’ operations, other than brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust’s independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. BTC has contracted with State Street to provide certain sub-administration services for the Funds, and BTC pays State Street for these services.

For the fiscal years shown below, the Funds paid the following administration fees to BTC, net of waivers and/or offsetting credits:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Bond Index Fund	$250,989	$146,680	$177,074
BlackRock S&P 500 Stock Fund	$411,088	$401,986	$380,680

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds (collectively referred to as the “Independent Expenses”) are paid directly by the Funds. For the fiscal year ended December 31, 2006, BTC voluntarily agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the Independent Expenses. For the period from January 1, 2007 through December 1, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the Funds for such Independent Expenses.

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For the fiscal years shown below, BTC provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the Funds:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Bond Index Fund	$17,469	$17,993	$12,590
BlackRock S&P 500 Stock Fund	$18,112	$19,625	$14,565

Shareholder Servicing Agents. The Board of Trustees has adopted a Shareholder Servicing Plan pursuant to which the Funds have entered into Shareholder Servicing Agreements with BTC and other entities, and BTC may also enter into Shareholder Servicing Agreements with such other entities (including BlackRock, BRIL, BAC, Merrill Lynch, PNC, Barclays and their affiliates) (collectively, “Shareholder Servicing Agents”) for the provision of certain services to Fund shareholders. The services provided by BTC or Shareholder Servicing Agents may include serving as an agent of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled “Administrator,” BTC pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust’s Board of Trustees for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BTC or the Funds’ other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.15% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA” and f/k/a the National Association of Securities Dealers, Inc. (“NASD”)), whichever is less.

For the fiscal years shown below, BTC paid shareholder servicing fees on behalf of the Funds in the following amounts:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Bond Index Fund	$84,072	$42,313	$50,551
BlackRock S&P 500 Stock Fund	$151,808	$140,584	$171,065

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the Funds’ Prospectus and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

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Shareholder Servicing Agents may charge their clients additional fees for account-related services. Shareholder Servicing Agents may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Shareholder Servicing Agent. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Shareholder Servicing Agent will provide you with specific information about any service fees you will be charged.

Non-Plan Payments. BlackRock and certain of its affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock or its affiliates may compensate affiliated and unaffiliated entities (including BlackRock, BRIL, BAC, Merrill Lynch, PNC, Barclays and their affiliates, and entities that may also be serving as distribution agents or Shareholder Servicing Agents of the Fund) (collectively, “Service Organizations”) for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These payments that are not associated with a Shareholder Servicing Plan or distribution plan and are therefore referred to as “non-Plan payments”. The non-Plan payments would be in addition to a Fund’s payments described in this Statement of Additional Information for distribution (if the Fund has adopted a distribution plan pursuant to Rule 12b-1) and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BlackRock and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BlackRock’s or its affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BlackRock or its affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund. As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments in association with sale and distribution of products other than the Funds, that are advised or offered by BlackRock or its affiliates: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc., Commonwealth Equity Services, LLP (Commonwealth Financial Network), Wells Fargo and/or broker-dealers and other financial services firms under common control with the above organizations (or their assignees).

Other Distribution Arrangements. If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial

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consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BlackRock and its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BlackRock and its affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

Distributor. SEI is the distributor for the Funds’ shares. SEI is a registered broker-dealer located at One Freedom Valley Drive, Oaks, PA 19456, Oaks, PA 19456. SEI is a provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing.

SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers (“Selling Agents”). SEI does not receive a fee from the Funds for providing distribution services. BTC presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

In addition, SEI provides certain compliance related, sales related and other services for the Funds pursuant to a Service Standards Agreement with BTC, and BTC compensates SEI for these services.

Custodian. State Street is the custodian for each Fund and Master Portfolio and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of each Fund and Master Portfolio; receives and delivers all assets for each Fund and Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and Master Portfolio and pays all expenses of each Fund and Master Portfolio. State Street is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BTC for providing sub-administration services to the Funds.

Transfer and Dividend Disbursing Agent. State Street also is the transfer and dividend disbursing agent for the Funds and the Master Portfolios. For its services as transfer and dividend disbursing agent to the Funds and the Master Portfolios, State Street is paid fees based on the Funds’ and the Master Portfolios’ net assets. State Street is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BTC has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers, LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

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Legal Counsel. Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust, MIP and BFA.

PORTFOLIO MANAGERS

As of April 30, 2009, Jeffrey Lenamon is no longer responsible for the day-to-day management of the Bond Index Master Portfolio. As of the dates listed in the table below, the individuals named as Bond Index Portfolio Managers in the Prospectus as members of the Portfolio Management Team of the Bond Index Master Portfolio were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

JEFFREY LENAMON (AS OF 12/31/08)

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements
Number of Accounts	9	6	5	N/A
Net Assets	$20,076,000,000	$17,884,000,000	$2,074,000,000	N/A

LEE STERNE (AS OF 12/31/08)

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements
Number of Accounts	26	31	10	9
Net Assets	$46,319,000,000	$68,143,000,000	$3,398,000,000	8,794,000,000

JOHN SULSKI* (AS OF 3/31/09)

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements

Number of Accounts	2	6	14	N/A
Net Assets	$280,000,000	$15,571,000,000	$1,727,000,000	N/A
* Mr. Sulski was appointed as portfolio manager for the BlackRock Bond Index Fund effective April 30, 2009. SCOTT RADELL* (AS OF 3/31/09)
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements

Number of Accounts	2	3	7	N/A
Net Assets	$1,164,000,000	$2,693,000,000	$1,628,000,000	N/A

*	Mr. Radell was appointed as portfolio manager for the BlackRock Bond Index Fund effective April 30, 2009.

PETER CRAMER* (AS OF 7/31/09)

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements

Number of Accounts	13	3	6	0
Net Assets	$33,353,457,583.54	$10,899,771.38	$778,960,191.39	N/A

*	Mr. Cramer was appointed as portfolio manager for the BlackRock Bond Index Fund effective July 31, 2009.

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As of the dates indicated below, the individuals named as S&P 500 Stock Portfolio Managers in the Prospectus as members of the Portfolio Management Team of the S&P 500 Stock Master Portfolio were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

DIANE HSIUNG (AS OF 12/31/08)

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements

Number of Accounts	158	N/A	5	N/A
Net Assets	$206,371,000,000	N/A	$61,000,000	N/A

GREG SAVAGE (AS OF 12/31/08)

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements

Number of Accounts	158	N/A	6	N/A
Net Assets	$206,371,000,000	N/A	$61,000,000	N/A

EDWARD CORALLO* (AS OF 3/31/09)

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements

Number of Accounts	1	150	44	12
Net Assets	$1,466,000,000	$208,151,000,000	$66,985,000,000	$12,698,000,000
* Mr. Corallo was appointed as portfolio manager for the BlackRock S&P 500 Stock Fund effective April 30, 2009.

CHRISTOPHER BLISS* (AS OF 3/31/09)

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements
Number of Accounts	1	100	19	4
Net Assets	$1,466,000,000	$61,003,000,000	$13,418,000,000	$1,425,000,000
* Mr. Bliss was appointed as portfolio manager for the BlackRock S&P 500 Stock Fund effective April 30, 2009. JENNIFER HSUI* (AS OF 3/31/09)
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements
Number of Accounts	1	50	26	8
Net Assets	$1,466,000,000	$147,149,000,000	$53,567,000,000	$11,273,000,000

*	Ms. Hsui was appointed as portfolio manager for the BlackRock S&P 500 Stock Fund effective April 30, 2009.

Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data.

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BFA or BTC, as applicable, are required to manage each portfolio or account to meet those objectives. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time each Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolios, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the portfolio managers favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for the listed Portfolio Management Team members of the Bond Index Master Portfolio, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of the dates indicated below:

JEFFREY LENAMON (AS OF 12/31/08)

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets

Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

LEE STERNE (AS OF 12/31/08)

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets

Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	7	$7,471,000,000
Other Accounts	2	$1,323,000,000

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JOHN SULSKI (AS OF 3/31/09)*

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets

Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A
* Mr. Sulski was appointed as portfolio manager for the BlackRock Bond Index Fund effective April 30, 2009.

SCOTT RADELL (AS OF 3/31/09)*

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets

Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

*	Mr. Radell was appointed as portfolio manager for the BlackRock Bond Index Fund effective April 30, 2009.

PETER CRAMER* (AS OF 7/31/09)

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets

Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

*	Mr. Cramer was appointed as portfolio manager for the BlackRock Bond Index Fund effective July 31, 2009.

The below table reflects, for the listed Portfolio Management Team members of the S&P 500 Stock Master Portfolio, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of the dates indicated below:

DIANE HSIUNG (AS OF 12/31/08)

	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets

Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

GREG SAVAGE (AS OF 12/31/08)

	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets

Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

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EDWARD CORALLO (AS OF 3/31/09)*

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	7	$3,482,000,000
Other Accounts	5	$9,216,000,000

*	Mr. Corallo was appointed as portfolio manager for the BlackRock S&P 500 Stock Fund effective April 30, 2009.

CHRISTOPHER BLISS (AS OF 3/31/09)*

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	4	$1,425,000,000
Other Accounts	N/A	N/A

*	Mr. Bliss was appointed as portfolio manager for the BlackRock S&P 500 Stock Fund effective April 30, 2009.

JENNIFER HSUI (AS OF 3/31/09)*

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	3	$2,057,000,000
Other Accounts	5	$9,216,000,000

*	Ms. Hsui was appointed as portfolio manager for the BlackRock S&P 500 Stock Fund effective April 30, 2009.

The discussion below describes the Portfolio Managers’ compensation as of December 31, 2009, at which time BGFA acted as the Funds’ investment adviser. The compensation for the Portfolio Managers may change as a result of the acquisition by BlackRock, Inc.

With respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers received a salary and were eligible to receive an annual bonus. Each Portfolio Manager’s salary was a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus was a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance.

Each Portfolio Manager’s salary and annual bonus were paid in cash. BGFA also operated a mandatory bonus deferral plan for employees whose bonuses exceeded certain thresholds which generally became payable three years after grant. One half of the mandatory deferral award was “notionally invested” in funds managed by BGI, and the other half was provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may have been increased or decreased over the three-year period. In addition, a Portfolio Manager may have been paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA Section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may have elected to defer a portion of his or her bonus under that Plan.

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If a Portfolio Manager was part of a select group of management or highly compensated employees and was designated by the plan administrators (in their discretion) to be eligible for participation in BGI’s Voluntary Levered Alpha Participation Plan (“VLAPP”), the Portfolio Manager may have elected to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would have received an award corresponding to the deferred bonus portion if he or she voluntarily elected in advance to defer. VLAPP awards generally vested after three years. The award would have been “notionally invested” in a fund(s) managed by BGI over the three-year period, and the return on that notional investment would have determined the final award amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by a factor of two (2) for the sole purpose of determining the return on the award’s notional investment.

Portfolio Managers may have been selected, on a fully discretionary basis, for awards under BGI’s Levered Alpha Participation Plan (“LAPP”). Under LAPP, these awards were determined annually, and generally vested in three equal installments over three years. Each vested installment was paid out upon vesting. At the option of the plan administrators, the award may have been “notionally invested” in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period would have determined the award payout amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award’s notional investment.

Prior to December 31, 2007, portfolio managers were eligible for selection, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed at that time by BGI, which meant that the final award amount could be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount will be paid once vested.

A Portfolio Manager may have been granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owned all of the BGI companies worldwide, which options vest in three equal installments over three years and were generally exercisable during prescribed exercise windows. Shares purchased must generally have been held 355 days prior to sale. For such purposes, the value of BGI UK Holdings was based on its fair value as determined by an independent public accounting firm.

As of the dates indicated below, the listed Portfolio Management Team members of the Bond Index Master Portfolio beneficially owned shares in the BlackRock Bond Index Fund that invests in the Master Portfolio in amounts reflected in the following table:

BLACKROCK BOND INDEX FUND

	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
Jeffrey Lenamon (as of 12/31/08)	X
Lee Sterne (as of 12/31/08)	X
John Sulski (as of 3/31/09)*	X
Scott Radell (as of 3/31/09)*	X
Peter Cramer (as of 7/31/09)**	X

*	Mr. Sulski and Mr. Radell were appointed as portfolio managers for the BlackRock Bond Index Fund effective April 30, 2009.
**	Mr. Cramer was appointed as a portfolio manager for the BlackRock Bond Index Fund effective July 31, 2009.

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As of the dates indicated below, the listed Portfolio Management Team members of the S&P 500 Stock Master Portfolio beneficially owned shares in the BlackRock S&P 500 Stock Fund that invests in the Master Portfolio in amounts reflected in the following table:

BLACKROCK S&P 500 STOCK FUND

	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
Diane Hsiung (as of 12/31/08)	X
Greg Savage (as of 12/31/08)	X
Edward Corallo (as of 3/31/09)*	X
Christopher Bliss (as of 3/31/09)*		X
Jennifer Hsui (as of 3/31/09)*	X

*	Mr. Corallo, Mr. Bliss and Ms. Hsui were appointed as portfolio managers for the BlackRock S&P 500 Stock Fund effective April 30, 2009.

DETERMINATION OF NET ASSET VALUE

Valuation of Shares. The aggregate net asset value of the Fund is calculated based on the net asset value of the Master Portfolio and is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based upon prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after such an order is placed. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The aggregate net asset value of the Master Portfolio is the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses). Expenses, including the fee payable to BlackRock, are accrued daily. Each investor in the Master Portfolio may add to or reduce its investment in the Master Portfolio on each day the NYSE is open for trading. The value of each investor’s interest in the Master Portfolio will be determined after the close of business on the NYSE by multiplying the aggregate net asset value of the Master Portfolio by the percentage, effective for that day, that represents the investor’s share of the aggregate interests in the Master Portfolio. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate interests in the Master Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Master Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Master Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Master Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors in the Master Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Master Portfolio after the close of business on the NYSE or the next determination of the aggregate net asset value of the Master Portfolio.

Valuation of securities held by each Fund or Master Portfolio is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous

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transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued, however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a Fund values such security, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC options may be valued using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

GENERAL VALUATION INFORMATION

In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into

53

consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Fund’s books at their face value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value each Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Funds’ accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly

54

evaluate the values assigned to the securities and other assets and liabilities held by the Funds. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Fund’s annual audited financial statements, which are prepared in accordance with generally accepted accounting principles (“GAAP”), follow the requirements for valuation set forth in Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, FAS 157 and other accounting rules applicable to mutual funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption. The Funds are generally open Monday through Friday and are closed on weekends and are generally closed on all other days on which the NYSE is closed for regular trading. The holidays on which the NYSE is closed currently are: New Year’s Day, Martin Luther King, Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the minimum amounts required for initial investment and subsequent investment, if any. On any day the Funds close early, purchase and redemption orders received after a Fund’s closing time will be executed on the next business day. In addition, each Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC.

In-Kind Purchases. Payment for shares of a Fund may, at the discretion of BFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund or its Master Portfolio ; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper

55

form for transfer to the Fund; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Each Fund immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

Suspension of Redemption Rights or Payment of Redemption Proceeds. The Trust may suspend the right of redemption or postpone redemption payments for longer than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio’s investments is not reasonably practicable; or (iv) for such other periods as the SEC by order may permit, as permitted under Section 22(e) of the 1940 Act, and other applicable laws.

Declaration of Trust Provisions Regarding Redemptions at Option of Trust. As provided in the Declaration of Trust, the Trustees may require shareholders to redeem shares for any reason under terms set by the Trustees, including, but not limited to, the failure of a shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to him.

PORTFOLIO TRANSACTIONS

Since each Fund invests all of its assets in a Master Portfolio, set forth below is a description of the Master Portfolios’ policies governing portfolio securities transactions.

General. Subject to policies established by the Board of Trustees, BFA is primarily responsible for the execution of a Master Portfolio’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

A Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio.

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Payments of commissions to brokers who are affiliated persons of the Master Portfolio with respect to the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act.

Each Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund and interests of the Master Portfolios are redeemable on a daily basis in U.S. dollars, each Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Master Portfolio’s portfolio strategies.

Each Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

A Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

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Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders of a Master Portfolio and shareholders of a corresponding Fund.

Brokerage Commissions. The table below sets forth the brokerage commissions paid by each Master Portfolio for the periods noted. Any differences in brokerage commissions paid by the Master Portfolios from year to year are due to changes in market conditions and the frequency and size of interestholder transactions. None of these brokerage commissions were paid to affiliated brokers:

Master Portfolio	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
Bond Index Master Portfolio	N/A	N/A	N/A
S&P 500 Stock Master Portfolio	$85,982	$43,298	$113,013

Brokerage Commissions Paid to Affiliates. During the past three fiscal years, the Master Portfolios did not pay brokerage commissions to affiliated brokers.

Securities of Regular Brokers-Dealers. As of December 31, 2008, the Master Portfolios owned securities of their “regular brokers or dealers” (as defined in the 1940 Act) or their parents, as follows:

Master Portfolio	Broker-Dealer or Parent	Amount
Bond Index Master Portfolio	Citigroup Inc.	$757,152
	Goldman Sachs Group Inc. (The)	$617,880
	JP Morgan Chase & Co.	$518,894
	Morgan Stanley	$341,439
	Bank of America Corp.	$172,248

S&P 500 Stock Master Portfolio	JP Morgan Chase & Co.	$24,493,954
	Bank of America Corp.	$14,703,772
	Goldman Sachs Group Inc. (The)	$7,765,652
	Citigroup Inc.	$7,609,871
	Morgan Stanley	$3,561,618

Frequent Trading in Fund Shares. Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on funds and their shareholders. Depending on various factors, such as the size of a fund’s portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s NAV (“market timing”).

Each Fund may invest only in interests of its respective Master Portfolio, and the Boards of Trustees of the Trust, MIP and the Funds have each considered the issues of frequent trading and market timing. MIP’s Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios’ holdings are valued as of the same time as of which the NAV for the Master Portfolios is calculated (normally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios’ holdings and the reflection of that change in the Master Portfolios’ respective NAV. MIP’s Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregating is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios’ investment strategies.

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The Trust’s Board of Trustees has adopted a policy of not monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investments in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the Funds.

BTC’s ability to monitor trades that are placed by participants in plans that are shareholders in the Funds or other shareholders in the Funds that are trading through omnibus accounts maintained by intermediaries has been severely limited because BTC has not been receiving transaction information showing individual investment decisions. Upon request by the Funds, intermediaries will be required to provide certain transaction information that may enable the Funds to identify trading activity that is potentially harmful to the Funds. The Funds may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the Funds determine are appropriate. Intermediaries’ ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

DISTRIBUTIONS AND TAXES

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. Each Fund has elected to be treated, has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code

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applicable to regulated investment company’s generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in section 851(h) of the Code. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the regulated investment company’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the regulated investment company’s total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the regulated investment company controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to U.S. federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the calendar year in which it is declared. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders also would be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits

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attributable to non-regulated investment company years. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax. A 4% non-deductible excise tax will be imposed on each Fund’s capital gain net income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year, (ii) at least 98% of its capital gain net income for the 12 month period ending on October 31, and (iii) all of its ordinary capital gain net income from previous years that was not distributed or subject to tax during such years. Each Fund intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such capital gains. The Funds cannot carry back or carry-forward any net operating losses. As of December 31, 2008, the Funds had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the years indicated:

Fund	Expiring 12/31/2010	Expiring 12/31/2011	Expiring 12/31/2012	Expiring 12/31/2013	Expiring 12/31/2014	Expiring 12/31/2015	Expiring 12/31/2016
BlackRock Bond Index Fund	—	$159,923	—	$1,501,172	$2,280,081	$450,134	$291,035
BlackRock S&P 500 Stock Fund	$72,553,461	—	$1,601,227	$21,068,838	$31,394,394	$18,209,354	$55,579,531

Equalization Accounting. Under the Code, a Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the Fund’s required distributions amounts by a portion of the redemption proceeds paid to redeeming shareholders. However, the IRS has not expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios. Each Fund seeks to continue to qualify as a regulated investment company by investing its assets in a Master Portfolio. Each Master Portfolio is treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in a Master Portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., “passed-through” to) its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, a Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by its investors (such as a Fund) of income and gains without a corresponding distribution. Furthermore, each

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Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses, and if the Fund has held the disposed securities for more than one year at the time of disposition such gains and losses generally are treated as long-term capital gains or losses.

If a Fund purchases a debt obligation with original issue discount (“OID”), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, usually at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at fair market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated “hedging transactions,” as defined in Section 1221(b)(2) of the Code, are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the IRC, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company

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taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if one or more (but not all) of the futures, forward, or option contracts or other positions comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to a Fund that had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year, the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Fund’s risk of loss with respect to such position is not reduced at any time during such 60-day period.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock, but may also include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, the Fund could be subject to U.S. federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain

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from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the U.S. federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions made throughout the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must generally be reported on each Fund shareholder’s U.S. federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each Fund has sufficient earnings and profits, distributions from investment company taxable income either are taxable as ordinary income or, if so designated by a Fund and certain other conditions are met, as “qualified dividend income” taxable at a reduced U.S. federal income tax rate to individual shareholders.

Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and the shareholders. Since the income of the BlackRock Bond Index Fund is not generally from sources that pay qualified dividend income, none of the distributions to shareholders of that Fund are expected to be taxable as qualified dividend income.

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A distribution that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (i) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (ii) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (iii) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions designated by a Fund as a capital gain dividend will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Ginnie Mae or Fannie Mae securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales of Fund Shares. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if Fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of a Fund of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the Fund would be eligible to file an annual election with the IRS pursuant to which the Fund could pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, neither of the Funds expects to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) qualified dividend income is 15%; (iii) capital gain dividend is 15%; and (iv) long-term capital gains is 15%.

An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends, long-term capital gains, and qualified dividend income may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends, long-term capital gains and qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income, qualified dividend income, capital gain dividends and long-term capital gain is generally 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Back-up Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“back-up withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder’s social security or other “taxpayer identification number” (“TIN”) provided is correct and that the shareholder is not subject to back-up withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to back-up withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her U.S. federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase for taxable years beginning after December  31, 2010.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans, Savings Incentive Match Plans for Employees, Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitations and other rules, a corporate shareholder of the BlackRock S&P 500 Stock Fund may be eligible for the dividends-received deduction on Fund distributions to the extent that such distributions are attributable to dividends from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 91-day period beginning 45 days prior to the date upon which the shareholder becomes

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entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 91-day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. With respect to taxable years of a Fund beginning before January 1, 2010, certain distributions, if designated by a Fund as “interest-related dividends,” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from U.S. federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). If applicable, each Fund may choose to designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a Fund, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2010, “short-term capital gain distributions” (defined below) are not subject to U.S. federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning before January 1, 2010, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are certain distributions that a Fund may choose to designate as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

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If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed to be property situated in the U.S. and will be subject to federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). With respect to estates of decedents dying before January 1, 2010, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares are not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that are “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bear to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of 12 separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds. Except to the extent the 1940 Act expressly grants to shareholders the power to vote on such termination(s), the Trust, or any series (or class) thereof, may be terminated at any time by the Trustees with written notice to the shareholders.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Fund’s fundamental investment policies.

Voting. All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund’s fundamental investment policy would be voted upon only by shareholders of that Fund. Additionally, approval of a Master Portfolio’s Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Fund and in this SAI, the term “1940 Act majority,” when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

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Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio’s investment objective or policies on a Fund, as an interestholder in the Master Portfolio, or the Fund’s shareholders, see “Management—Master/Feeder Structure.”

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Dividends and Distributions. Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Master Portfolios. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP’s Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will follow its voting procedures, as described in “Voting.”

ADDITIONAL INFORMATION ON THE FUNDS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds, including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual or semi-annual reports without charge by calling 1-800-882-0052 (toll-free).

The registration statement, including the Prospectus, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

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No person has been authorized to give any information or to make any representations other than those contained in the Prospectus, this SAI and in the Trust’s official sales literature in connection with the offer of the Funds’ shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm’s reports for the fiscal year ended December 31, 2008 for each Fund and related Master Portfolio are hereby incorporated by reference to the Trust’s annual report, as filed with the SEC on March 6, 2009. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

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Appendix A

DESCRIPTION OF CORPORATE BOND RATINGS

Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

The descriptions below relate to corporate bonds and are not applicable to the other types of securities.

MOODY’S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS GROUP

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

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C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH RATINGS

INVESTMENT-GRADE BOND RATINGS

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

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HIGH YIELD BOND RATINGS

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, AND C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, AND D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

NOTES TO RATINGS

“+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F-l.”

“NR” indicates that Fitch does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

MF-SAI-BSP1209

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BlackRock Funds III

Statement of Additional Information

Dated May 1, 2009 (as revised December 1, 2009)

LifePath® Retirement Portfolio

LifePath 2020 Portfolio®

LifePath 2030 Portfolio®

LifePath 2040 Portfolio®

LifePath® 2050 Portfolio

Class I, Class R and Class S Shares

BlackRock Funds III (the “Trust”) is an open-end, series management investment company. This combined Statement of Additional Information (“SAI”) contains additional information about the Class I, Class R and Class S Shares of the Trust’s LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”). The LifePath Portfolios were formerly named the LifePath Funds.

Each LifePath Portfolio invests substantially all of its assets in a separate portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”) of Master Investment Portfolio (“MIP”) that has the same investment objective as the corresponding LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the “Underlying Funds”). MIP is an open-end, series management investment company. BlackRock Fund Advisors* (“BFA” or “Investment Adviser”) serves as investment adviser to the Master Portfolio in which each LifePath Portfolio invests and also serves as investment adviser to each of the Underlying Funds, except for the BlackRock Cash Funds: Institutional, which invests all of its assets in a Master Portfolio advised by BFA. References to the investments, investment policies and risks of the LifePath Portfolios, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the related Master Portfolios.

This SAI is not a prospectus and should be read in conjunction with the current prospectuses for the Class I, Class R and Class S Shares of the LifePath Portfolios, each dated May 1, 2009 (as revised December 1, 2009), (each, a “Prospectus” and collectively, the “Prospectuses”). All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the LifePath Portfolios, which include the schedule of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2008, are hereby incorporated by reference to the LifePath Portfolios’ annual reports. Copies of the Prospectuses and the annual reports may be obtained without charge by writing to BlackRock Funds III, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-800-882-0052 (toll-free).

LifePath® is a registered service mark of BlackRock Institutional Trust Company, N.A. (“BTC”)** and the LifePath products are covered by U.S. Patents 5,812,987 and 6,336,102.

*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.
**	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

i

ii

iii

HISTORY OF THE TRUST

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the LifePath Portfolios, corresponding to, and having identical designations as, the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the LifePath Portfolios. The Trust’s principal office is located at 400 Howard Street, San Francisco, CA 94105. Each LifePath Portfolio invests all of its assets in a Master Portfolio of MIP (as shown below), which has substantially the same investment objective, policies and restrictions as the related LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of Underlying Funds and may also invest in U.S. government securities and short-term paper. BTC, the parent company of BFA, has granted the Trust a non-exclusive license to use the name “LifePath.” If the license agreement is terminated, the Trust, at BTC’s request, will cease using the “LifePath” name.

LifePath Portfolio	Master Portfolio in which the LifePath Portfolio Invests
LifePath Retirement Portfolio	LifePath® Retirement Master Portfolio
LifePath 2020 Portfolio	LifePath 2020 Master Portfolio®
LifePath 2030 Portfolio	LifePath 2030 Master Portfolio®
LifePath 2040 Portfolio	LifePath 2040 Master Portfolio®
LifePath® 2050 Portfolio	LifePath® 2050 Master Portfolio

On April 30, 2001, Class R of the LifePath Portfolios commenced operations and the existing unnamed class of shares was named “Class I.” On July 1, 2001, the Company’s LifePath Income, LifePath 2020, LifePath 2030 and LifePath 2040 Funds were renamed the LifePath Income, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios, respectively. On February 12, 2003, the Trust’s LifePath Income Portfolio was renamed the LifePath Retirement Portfolio. On November 20, 2009, the LifePath 2010 Portfolio merged into LifePath Retirement Portfolio.

On December 1, 2009, the Trust was renamed BlackRock Funds III.

DESCRIPTION OF THE LIFEPATH PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

Investment Objective and Policies. The Trust is an open-end, series management investment company. There are five Master Portfolios in which the LifePath Portfolios invest, each of which is a series of MIP. The Master Portfolios in which the LifePath Portfolios invest are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Organizations and other entities such as the LifePath Portfolios that hold beneficial interests in a Master Portfolio may be referred to herein as “feeder funds.”

Each LifePath Portfolio has adopted a non-fundamental investment objective, and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such LifePath Portfolio. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the trustees of the Trust (the “Trustees”) at any time.

Each LifePath Portfolio has adopted a non-fundamental investment objective that is set forth in its Prospectus. The investment objective and policies of a LifePath Portfolio determine the allocation of assets to the Underlying Funds, the degree of risk to which the LifePath Portfolio is subject and, ultimately, its performance. As with all investment companies, there can be no assurance that the investment objective of any LifePath Portfolio will be achieved.

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Investment Restrictions.

Fundamental Investment Restrictions. The LifePath Portfolios are subject to the following investment restrictions, all of which are fundamental policies. Each LifePath Portfolio may not:

(1)	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Portfolio’s total assets, provided that this restriction does not limit a Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;.

(2)	Purchase the securities of any single issuer if, as a result, with respect to 75% of a Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3)	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4)	Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5)	Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7)	Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a LifePath Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a LifePath Portfolio’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions. The LifePath Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies and may be changed without shareholder approval by vote of a majority of the Trustees at any time.

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As a matter of non-fundamental policy:

(1)	Each Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which the LifePath Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a LifePath Portfolio;

(2)	Each Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3)	Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4)	Each Portfolio may not purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each LifePath Portfolio may and does invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the LifePath Portfolio. See “Management—Master/Feeder Structure.” In addition, the Underlying Funds in which the LifePath Portfolios may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the LifePath Portfolios to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each Underlying Fund are set forth in its respective statement of additional information.

Fundamental Investment Restrictions of the Master Portfolios. The Master Portfolios have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to a Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding voting interests. The Master Portfolios may not:

(1)	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit a Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;

(2)	Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3)	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

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(4)	Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5)	Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7)	Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions of the Master Portfolios. The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies:

(1)	Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which a Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by such Master Portfolio;

(2)	Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3)	Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4)	Each Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

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INVESTMENTS AND RISKS OF THE MASTER PORTFOLIOS

Borrowing. The Master Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss higher than the amount invested) have characteristics similar to borrowings. The Master Portfolios maintain liquid assets in connection with those types of transactions.

Investments in Underlying Funds. To implement its asset allocation strategy, each Master Portfolio invests its assets in a combination of Underlying Funds. Each Underlying Fund invests directly in portfolio securities, except that the BlackRock Cash Funds: Institutional invests all of its assets in a related Master Portfolio.

Loans of Portfolio Securities. Each Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. Each Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Master Portfolio’s Board of Trustees. BTC acts as securities lending agent for the Master Portfolios, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Short-Term Instruments. The Master Portfolios may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including non-U.S. branches); (iii) commercial

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paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BFA. See “Investments in Underlying Funds” above.

U.S. Government Obligations. The Master Portfolios may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (“Ginnie Mae”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), or Federal Home Loan Bank (“FHLB”) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

Set forth below is more detailed information regarding types of instruments in which the Underlying Funds may invest, strategies BFA may employ in pursuit of an Underlying Fund’s investment objective, and related risks.

Asset-Backed and Commercial Mortgage-Backed Securities. Certain of the Underlying Funds may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). As the purchaser of such securities the Fund generally would have no recourse to the entity that originated the loans or mortgages in the event of a default by the borrower. If any received payments are not made with respect to the underlying loans or mortgages, the Fund may experience losses or delays in receiving payments. The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be shorter or longer (as the case may be) than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened or extended, and the security’s total return may be difficult to predict precisely. BlackRock Cash Funds: Institutional may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. Also see “Mortgage Pass-Through Securities” and “Mortgage Securities.”

Bonds. A bond is an interest-bearing security issued by a company or a governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity

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date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. Certain bonds, however, do not make interest payments, but instead are sold at a discount from their face value and are redeemed at face value when they mature (“zero coupon bonds”). The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. See “Floating-Rate and Variable-Rate Obligations” below. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. An Underlying Fund may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Borrowing. Each Underlying Fund may borrow in the same manner as the Master Portfolios, as described above.

Collateralized Debt Obligations. A Master Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

CDO cash flows are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the subordinate “equity” tranche which bears the bulk of defaults from the bonds, loans or other underlying collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying collateral, and can be rated investment-grade. Despite the protection provided by the equity tranche, senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults in the event of collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDOs as a class. Additionally, tranches that are senior to the equity tranche are often subordinate to other, more senior tranches, which may have a variety of preferences, including the authority to compel early redemption of subordinate tranches.

In addition to the risks generally associated with fixed-income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the affect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments; (iv) the quality of the collateral may decline in value or default; (v) a Master Portfolio may invest in CDOs that are subordinate to other classes; (vi) the market for a CDO, or

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the fixed-income markets more generally, may become illiquid; and (vii) the complex structure of the CDO may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results.

These risks have recently led to actual defaults and market losses on certain CDOs.

Convertible Securities. Certain of the Underlying Funds may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Corporate Bonds. Certain of the Underlying Funds may invest in investment-grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Credit-linked Securities. Certain of the Underlying Funds may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one or more credit default swaps on corporate credits and, in some instances, by government securities or similar low-risk assets. As an investor in credit-linked securities, an Underlying Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and, subject to certain conditions, a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. An Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. An Underlying Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to the credit risk of the corporate issuers underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate issuers and the credit default swap is physically settled, an Underlying Fund may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Underlying Fund’s principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where

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the underlying credit default swap is cash-settled on the occurrence of a credit event, an Underlying Fund’s principal investment would be reduced, typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Underlying Fund would not receive physical delivery of the loan or security that was the subject of the relevant credit event.

The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer, thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of a credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer of the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to an Underlying Fund are based on amounts received in respect of, or the value or performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to an Underlying Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities, such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Currency Transactions. Those Underlying Funds that may engage in currency transactions do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Underlying Funds’ assets that are denominated in a foreign currency. The Underlying Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with their distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Underlying Fund’s return with the performance of its underlying index and may lower the Underlying Fund’s return. An Underlying Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, an Underlying Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

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Diversification and Concentration. Certain of the Underlying Funds are “diversified funds.” A diversified fund is one that, with respect to 75% of its total assets (excluding cash and cash items, U.S. government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of a diversified fund’s assets may be invested in any manner.

Other Underlying Funds are classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that an Underlying Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Fund’s underlying index and, consequently, the Underlying Fund’s investment portfolio. This may adversely affect the Underlying Fund’s performance or subject the Underlying Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

In addition, an Underlying Fund may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate an Underlying Fund’s underlying index and consequently the Underlying Fund’s investment portfolio. This may adversely affect the Underlying Fund’s performance or subject the Underlying Fund’s shares to greater price volatility than that experienced by less concentrated investment companies.

Each Underlying Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Underlying Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of an Underlying Fund and make it less likely that the Underlying Fund will meet its investment objective.

Equity Securities. Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Floating-Rate and Variable-Rate Obligations. The Underlying Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate instruments that the Underlying Funds may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk. The interest rate on an inverse floating-rate security resets in the opposite direction from the market rate of interest to which the security is benchmarked. An inverse floating rate security may exhibit greater price volatility than a fixed-rate security of similar credit quality.

The Underlying Funds may purchase floating-rate and variable-rate obligations. The Underlying Funds may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in Rule 2a-7 of the 1940 Act. Variable-rate demand notes including master demand notes are demand obligations that permit an

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Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between an Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying Fund may invest in obligations that are not so rated only if BFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which an Underlying Fund may invest. BFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in an Underlying Fund’s portfolio.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. Certain of the Underlying Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although an Underlying Fund will generally purchase securities with the intention of acquiring them, the Underlying Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BFA.

Funding Agreements. Certain of the Underlying Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating-interest rate that is based on an index and guaranteed for a fixed time period. An Underlying Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by a nationally recognized statistical ratings organization (“NRSRO”).

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying Fund’s Board of Trustees.

Futures Contracts, Options Transactions, and Swap Transactions. Futures Contracts and Options Transactions. The Underlying Funds may enter into futures contracts and may purchase and write (i.e., sell) options. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. The seller of a futures contract may never actually deliver the commodity or financial instrument. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Futures contracts are

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standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by an Underlying Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although each Underlying Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.

An option transaction generally involves a right, which may or may not be exercised, to buy or sell a security, commodity or financial instrument at a particular price on a specified future date. Options may be exchange-traded or traded over-the-counter (“OTC options”). Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. There is no assurance that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price.

Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon the exercise of an option on a futures contract, which is exchange-traded, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of an Underlying Fund. The potential for loss related to writing options is unlimited.

Exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require an Underlying Fund to continue to hold a position until delivery or expiration regardless of the change in its value. As a result, an Underlying Fund’s access to other assets held to cover its options or futures positions could also be impaired. In addition, if it is not possible to, or if an Underlying Fund determines not to, close a position in anticipation of adverse price movements, the Underlying Fund will be required to make daily cash payments on variation margin. The Underlying Funds maintain liquid assets in connection with futures contracts.

By purchasing a put option, an Underlying Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, an Underlying Fund pays the current market price for the option (the “option premium”). Options have various types of underlying

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instruments, including specific securities, indexes of securities prices, and futures contracts. As a purchaser, an Underlying Fund may terminate its position in a put option by allowing it to expire or by exercising the option. If an Underlying Fund allows the option to expire, the Underlying Fund will lose the entire premium. If an Underlying Fund exercises the option, the Underlying Fund completes the sale of the underlying instrument at the strike price. An Underlying Fund may also terminate a put option by closing it out in the secondary market at its current price, if a liquid secondary market exists.

As the buyer of a typical put option, an Underlying Fund can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, an Underlying Fund, as the put buyer, can expect to suffer a loss (limited to the amount of the premium, plus related transactions costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

As the writer of a put or call option, an Underlying Fund takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the option premium, an Underlying Fund (as the writer) assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. An Underlying Fund (as the writer) may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, an Underlying Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, an Underlying Fund will be required to make margin payments to a futures commission merchant.

If securities prices rise, an Underlying Fund, as a put writer, would generally expect to profit, although its gain would be limited to the amount of the option premium it received. If security prices remained the same over time, it is likely that an Underlying Fund would also profit, because it should be able to close out the option at a lower price. If security prices fall, an Underlying Fund would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instruments directly, however, because the option premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates an Underlying Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, an Underlying Fund, as a call writer, mitigates the effects of a price decline. At the same time, because an Underlying Fund must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Underlying Fund would give up some ability to participate in security price increases.

Each Underlying Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (the “Commodity Exchange Act”) (except that in the case of the BlackRock Cash Funds: Institutional, the filing was made by the BlackRock Cash Funds: Institutional’s related Master Portfolio) and, therefore, the Underlying Funds are not subject to registration or regulation as commodity pool operators, under the Commodity Exchange Act. Additionally, each LifePath Portfolio and each Master Portfolio in which the LifePath Portfolios invest has also filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the Commodity Exchange Act and is not subject to registration or regulation as commodity pool operator under the Commodity Exchange Act.

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Each Underlying Fund may take advantage of opportunities in the area of options and futures contracts and other derivative investments which are not presently contemplated for use by the Underlying Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Underlying Fund’s investment objective and legally permissible for the Underlying Fund.

An Underlying Fund may invest in index futures and options on index futures as a substitute for a comparable market position in the underlying securities. Each Underlying Fund intends to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity.

An Underlying Fund may also invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. An Underlying Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in an Underlying Fund’s portfolio securities which are the subject of the transaction.

Swap Transactions. An Underlying Fund may enter into swaps, including, but not limited to, interest-rate, index and credit default swaps as well as structured credit instruments, including but not limited to ABX (an index of asset-backed securities), CMBX (an index of commercial mortgage-backed securities), and CDX (an index of credit default securities) indexes, which are comprised default swaps. Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If an Underlying Fund enters into a swap transaction, cash or securities may be posted by or to the Underlying Fund as collateral in accordance with the terms of the swap agreement. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. Upon early termination of a swap agreement due to an event of default or termination event with respect to an Underlying Fund or other party, the risk of loss to the Underlying Fund would generally be limited to the net amount of payments that the Underlying Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction(s), it is determined that the Underlying Fund would be obligated to make a net payment with respect to the swap transaction(s). In the event the other party to the swap transaction(s) were to owe a net amount to an Underlying Fund upon an early termination of the swap agreement as described above, the Underlying Fund could be exposed to the risk of loss in the event that any collateral held by the Underlying Fund would be insufficient. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with conventional securities transactions. Certain types of swaps are described in greater detail below. The Underlying Funds maintain liquid assets in connection with transactions in swaps, including each type of swap described in greater detail below.

Interest-rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments or fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by an Underlying Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

A credit default swap is a contract between two parties that transfers the credit risk of an entity (the “reference entity”) for a defined period whereby if there is a Credit Event then the seller of protection pays

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a predetermined amount to the buyer of protection. A “Credit Event” is commonly defined as the reference entity’s (a) failing to pay principal or interest on time, (b) restructuring its debt, (c) accelerating its debt, or (d) entering bankruptcy. The buyer of credit protection pays a premium to the seller of credit protection until the earlier of a Credit Event or the scheduled termination date of the credit default swap. Credit default swaps can be used to implement BFA’s view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, an Underlying Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of an Underlying Fund to make payments upon the occurrence of a Credit Event creates leveraged exposure to the credit risk of the reference entity. An Underlying Fund may also buy credit default protection with respect to a reference entity if, in the judgment of BFA, there is a high likelihood of credit deterioration. In such instance, an Underlying Fund will pay a premium regardless of whether there is a Credit Event. The credit default swap market in high-yield securities is comparatively new and rapidly evolving compared to the credit default swap market for more seasoned and liquid investment-grade securities, creating the risk that the newer markets will be less liquid and that it may be difficult to exit or enter into a particular transaction. In the event of counterparty default, an Underlying Fund would have rights solely against the counterparty and would have no recourse against the reference entity as a result of the counterparty default.

In a cash-settled credit default swap where an Underlying Fund is buying protection, the Underlying Fund makes a stream of fixed payments to the counterparty in exchange for the right to receive compensation for the loss in market value of the designated obligation that is being hedged in the event the reference entity experiences a Credit Event. In a cash-settled credit default swap where an Underlying Fund is selling protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the transaction.

Alternatively, if the transaction were to be physically settled, the counterparty, as seller of protection, would agree that if a specified Credit Event occurs, it would take delivery of an obligation specified by an Underlying Fund and pay to the Underlying Fund an amount equal to the notional amount of the transaction. In exchange for this risk protection, an Underlying Fund would pay the counterparty a fixed premium over the specified life of the credit default swap. In instances where an Underlying Fund sells protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the credit default swap. An Underlying Fund would be required to compensate the counterparty for the loss in market value of the designated obligation if the reference entity suffered a Credit Event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified Credit Event with respect to the reference entity, an Underlying Fund would be required to take physical delivery of an obligation specified at the time of the occurrence of the relevant Credit Event and would pay to the counterparty an amount equal to the notional amount of the transaction.

In an attempt to increase the liquidity of credit default swaps, numerous credit default swaps may also be aggregated into structured credit instruments based on indexes such as the ABX (an index of asset-backed securities), CMBX (an index of commercial mortgage-backed securities), and CDX (an index of credit default securities) indexes. In addition to the risks generally associated with credit default swaps, these structured credit instruments carry additional risks including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the affect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments; (iv) the quality of the collateral may decline in value or default; (v) structured credit instruments may be organized into tranches, with subordinate tranches facing increased exposure to adverse events; (vi) the market for structured credit instruments may become illiquid; and (vii) structured credit instruments are a relatively new product and may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results.

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An Underlying Fund may also write (sell) and purchase put and call options on swaps. An option on a swap (commonly referred to as a “swaption”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap transaction at some designated future time on specified terms as described in the swaption. Depending on the terms of the particular swaption, an Underlying Fund may incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When an Underlying Fund purchases a swaption, it risks losing only the amount of the premium it has paid if it decides to let the swaption expire unexercised. When an Underlying Fund writes a swaption, upon exercise of the swaption, the Underlying Fund becomes obligated according to the terms of the underlying agreement.

High-Yield Securities. Certain of the Underlying Funds may invest in high-yield securities. These securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. In addition, certain of the Underlying Funds may invest in bonds of issuers that do not have publicly-traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high-yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high-yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of an Underlying Fund’s portfolio.

Furthermore, the value of high-yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high-yield securities held by an Underlying Fund.

Hybrid ARM Securities. Hybrid ARM securities are interests in pools of hybrid adjustable-rate mortgages (hybrid ARMs). A hybrid ARM is a mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. After the initial fixed interest rate period, the interest rate on a hybrid ARM can be reset by a maximum specified amount to an adjustable rate based on a margin over an identified index. As with other adjustable rate mortgages, the adjustable interest rates on hybrid ARMs are subject to periodic and lifetime caps on the increased rates that mortgagors are required to pay.

Hybrid ARM securities are subject to a combination of the risks associated with fixed-rate and adjustable-rate mortgage-backed securities. If a greater percentage of the mortgage pool backing a hybrid ARM security consists of hybrid ARMS in their initial fixed-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with fixed-rate bonds and mortgage-backed securities. These risks would include possible reductions in market value (i) during periods of rising interest rates and (ii) due to the unanticipated shortening or extension of the security’s average life resulting from unforeseen mortgage prepayment patterns. If a greater percentage of the underlying mortgage pool consists of hybrid ARMS in their adjustable-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with capped adjustable-rate securities. These risks include (i) the possibility of reduced yields during periods of falling interest rates, (ii) possible reductions in market value if market interest rates rise above the interest rate caps on the underlying hybrid ARMs, and (iii) possible increases in mortgage default rates to the extent that mortgagors are unable to afford higher adjustable mortgage rates.

Because hybrid ARM securities are more complex than conventional fixed-rate and adjustable-rate mortgage-backed securities, it may be more difficult for investors to analyze and predict how the values

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of hybrid ARM securities will change in response to market interest rate and credit conditions. As a result of this uncertainty, a hybrid ARM security could suffer from a disproportionate reduction in value or loss of market liquidity during periods of volatile interest rates or credit market disruptions.

Illiquid Securities. Certain of the Underlying Funds may invest up to 15% (except that BlackRock Cash Funds: Institutional may invest only up to 10%) of the value of their respective net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with their respective investment objectives. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which an Underlying Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

Inflation-Protected Obligations. Certain of the Underlying Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation (a sustained increase in prices that erodes the purchasing power of money). The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

iShares Funds. The iShares Funds (the “Underlying iShares Funds”) and the other Underlying Funds in which the Master Portfolios were invested as of March 31, 2009 are listed below under “Investment Adviser and Other Service Providers.” Each iShares Fund is a type of investment company referred to as an exchange-traded fund (“ETF”). Each iShares Fund is designed to track a particular index and is advised by BFA. Shares of the Underlying iShares Funds are listed for trading on the national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying iShares Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying iShares Funds from listing if (1) following the initial 12-month period beginning upon the commencement of trading of an Underlying iShares Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Underlying iShares Fund’s underlying index is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the national securities exchange, makes further dealings on the national securities exchange inadvisable. A national securities exchange will remove the shares of an Underlying iShares Fund from listing and trading upon termination of the Underlying iShares Fund. As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange-traded and that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Underlying Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Investment Companies. The Underlying Funds may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, an Underlying Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Underlying Fund’s total assets with respect to any one investment company and (iii) 10% of the Underlying Fund’s total assets invested in investment companies in the aggregate. To the extent allowed by law or regulation, each Underlying Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which an Underlying Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying Fund.

An Underlying Fund may purchase shares of ETFs. An Underlying Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts—to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BFA.

The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund’s assets that is invested in shares of other iShares Funds.

An investment in an iShares Fund that invests in foreign countries involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual iShares Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. See “Foreign Securities and Emerging Markets Securities” above.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that certain of the Underlying Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of an Underlying Fund may be used for letter of credit-backed investments.

Loan Participations and Assignments. An Underlying Fund may purchase interests in loan participations that typically represent direct participation in loans to corporate borrowers, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent an Underlying Fund derives its rights from the intermediary

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bank that sold the loan participation. Interests in loan participations in which an Underlying Fund may invest may not be rated by any NRSRO. An Underlying Fund will invest in loan participations that are not so rated only if BFA determines that at the time of the investment the interests in loan participations are of comparable quality to the other instruments in which the Underlying Fund may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying Fund to assert its rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the borrower.

An Underlying Fund may also assume the credit risk associated with an interposed bank or other financial intermediary. In the case of a loan that is administered by an agent bank acting as agent for all holders, the agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank’s general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund’s net asset value and yield could be adversely affected. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated.

An Underlying Fund may invest in loan participations of below investment-grade quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may be subject to restrictions on resale. In addition, the secondary market, if any, for loans and other types of direct indebtedness may be limited; thus, loans and other types of direct indebtedness purchased by an Underlying Fund may be treated as illiquid.

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Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to an Underlying Fund. For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an Underlying Fund relies on BFA’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Fund.

Loans of Portfolio Securities. Each Underlying Fund may lend portfolio securities in the same manner as the Master Portfolios, as described above.

Mortgage Pass-Through Securities. Certain of the Underlying Funds may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the Ginnie Mae, or by one of several U.S. government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, or FHLBs. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Barclays Capital U.S. Aggregate Bond Index* (the “Barclays Aggregate Index”) (about 38.5%, as of March 31, 2009) represents the U.S. agency mortgage pass-through segment of the U.S. investment-grade bond market. Therefore, a substantial portion of the iShares Barclays Aggregate Bond Fund** is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Barclays Aggregate Index representing the mortgage pass-through segment of the U.S. investment-grade bond market is comprised of multiple pools of mortgage pass-through securities.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Should the government adopt new laws providing mortgage borrowers with

*	Effective November 3, 2008, the name of the index changed from the Lehman Brothers U.S. Aggregate Index to the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is maintained by Barclays Capital Inc. (“Barclays Capital”). Barclays Capital does not sponsor, endorse, sell or promote the LifePath Portfolios or the Master Portfolios. Barclays Capital makes no representation or warranty, expressed or implied, regarding the advisability of investing in the LifePath Portfolios or the Master Portfolios. Neither BTC nor BFA has or will have a role in maintaining the Barclays Capital U.S. Aggregate Bond Index.

**	Effective December 8, 2008, the name of the fund changed from the iShares Lehman Aggregate Bond Fund to the iShares Barclays Aggregate Bond Fund to reflect a change in the name of the underlying index from the Lehman Brothers U.S. Aggregate Index to the Barclays Capital U.S. Aggregate Bond Index.

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additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise allow borrowers to modify or restructure existing mortgages, this may negatively impact mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, an Underlying Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA” transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. An Underlying Fund may use TBA transactions in several ways. For example, an Underlying Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, an Underlying Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, an Underlying Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, an Underlying Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties. The use of TBA rolls may cause an Underlying Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders. The Underlying Funds maintain liquid assets in connection with TBA transactions.

The iShares Barclays Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BFA.

Mortgage Securities. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated

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and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Also see “Asset-Backed and Commercial Mortgage-Backed Securities,” “Hybrid ARM Securities” and “Mortgage Pass-Through Securities.”

Municipal Securities. Certain of the Underlying Funds may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal or state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

In addition, certain of the Underlying Funds may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable-rate security and the other, a residual interest bond. The interest rate for the variable-rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the

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underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

The BlackRock Cash Funds: Institutional may invest in high-quality long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Non-U.S. Securities and Emerging Markets Securities. Certain of the Underlying Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets, more substantial government interference with the economy and transaction costs of foreign currency conversions. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Certain foreign markets have specific geographical risks such as a heightened likelihood of earthquakes, tsunamis, or volcanoes. Certain foreign markets also experience acts of terrorism, territorial disputes or other defense concerns. These situations may have a significant impact on the economies of, and investments in, these geographic areas.

Obligations of Foreign Governments, Supranational Entities and Banks. Certain of the Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Underlying Funds may invest. Certain foreign governments, specifically foreign governments in emerging markets, historically have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Certain of the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Certain of the Underlying Funds may invest a portion of their total assets in debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Certain of the Underlying Funds may purchase publicly-traded common stocks of foreign corporations. To the extent an Underlying Fund invests in securities of foreign issuers, the Underlying Fund’s investment in such securities may also be in the form of American Depositary Receipts (“ADRs”), Global

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Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, that evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. An Underlying Fund may invest in Depositary Receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Emerging Markets. Some foreign markets in which the Underlying Funds invest are considered to be emerging markets. Investment in these emerging markets subjects an Underlying Fund to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in developed markets.

Participation Interests. An Underlying Fund may invest in participation interests in any type of security in which the Underlying Fund may invest. A participation interest gives an Underlying Fund an undivided interest in the underlying securities in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the underlying securities.

Ratings. An investment-grade rating means the security or issuer is rated investment-grade by Moody’s® Investors Service (“Moody’s”), Standard & Poor’s® Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P®”), Fitch Inc. (“Fitch”), Dominion Bond Rating Service Limited, or another credit rating agency designated as a NRSRO by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment-grade” securities; bonds rated Baa are considered medium-grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by the applicable Underlying Funds, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB– by S&P are below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

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Repurchase Agreements. An Underlying Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Underlying Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Underlying Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Underlying Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Underlying Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for a Underlying Fund that utilizes them. Such risks are not unique to the Underlying Funds but are inherent in repurchase agreements. The Underlying Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Underlying Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Underlying Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. Certain of the Underlying Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying Fund is able to keep some of the interest income associated with those securities. Such

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transactions are only advantageous if an Underlying Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and an Underlying Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Underlying Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an Underlying Fund’s assets. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Each Underlying Fund maintains liquid assets having a value equal to or greater than reverse repurchase agreement commitments.

Short-Term Instruments. Each Underlying Fund may invest in short-term instruments in the same manner as the Master Portfolios, as described above.

Stock Index Futures and Options on Stock Index Futures. Certain of the Underlying Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date—the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. An Underlying Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that expiration cycles vary either monthly or quarterly and the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised. The Underlying Funds maintain liquid assets in connection with these types of futures contracts.

Unrated Investments. The BlackRock Cash Funds: Institutional may purchase instruments that are not rated if, in the opinion of BFA, such obligations are of an investment quality that is comparable to other rated investments that are permitted for purchase by the BlackRock Cash Funds: Institutional, if they are purchased in accordance with the BlackRock Cash Funds: Institutional’s procedures adopted by the Trust’s Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the BlackRock Cash Funds: Institutional, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the BlackRock Cash Funds: Institutional. Neither event will require an immediate sale of such security by the BlackRock Cash Funds: Institutional provided that, when a security ceases to be rated, BFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BFA finds that the sale of such security would not be in the BlackRock Cash Funds: Institutional’s shareholders’ best interest.

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To the extent the ratings given by a NRSRO may change as a result of changes in such organization or its rating systems, the BlackRock Cash Funds: Institutional will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its registration statement.

U.S. Government Obligations. Certain of the Underlying Funds may invest a portion of their assets in U.S. government obligations and may make such investments in the same manner as the Master Portfolios, as described above.

Warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

PORTFOLIO HOLDINGS INFORMATION

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each LifePath Portfolio’s and Master Portfolio’s respective shareholders or interestholders, as applicable; (b) does not put the interests of the Investment Adviser, the LifePath Portfolios’ distributor, SEI Investments Distribution Co. (the “Distributor” or “SEI”), or any affiliated person of the Trust, the Master Portfolios, the Investment Adviser or the Distributor, above those of the LifePath Portfolios’ shareholders and the Master Portfolios’ interestholders; (c) does not advantage any current or prospective LifePath Portfolio shareholders or Master Portfolio interestholders over any other current or prospective LifePath Portfolio shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the LifePath Portfolios or the Master Portfolios) limiting the use of such information are in effect. None of the LifePath Portfolios, the Master Portfolios, the Investment Adviser or BTC receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the LifePath Portfolios and the Master Portfolios.

Service Providers. Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolios’ assets (“Portfolio Managers”) or who provide administrative, operational, risk management, or other support to the Portfolio Managers (“Support Staff”), and (ii) to other personnel of the Investment Adviser and the LifePath Portfolios’ and Master Portfolios’ service providers, such as BTC, State Street Bank and Trust Company (“State Street”) and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the LifePath Portfolios and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios’ assets and settling the Master Portfolios’ transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the LifePath Portfolios and the terms of their respective current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is

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disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust’s and MIP’s Trustees; the auditors of the LifePath Portfolios and the Master Portfolios; counsel to the Trust or MIP, and counsel to the Trustees who are not “interested persons” of the Trust or MIP (as such term is defined in the 1940 Act) (the “Independent Trustees”); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of March 31, 2009, of all such persons and entities with which the LifePath Portfolios and the Master Portfolios have ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody’s, S&P, Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2009 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Trust and MIP believe provide an adequate safeguard for such information.

Third-Party Feeder LifePath Portfolios. Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder LifePath Portfolios sponsored by institutions not affiliated with BFA that invest in such Master Portfolio (each, a “third-party feeder LifePath Portfolio”) as may be necessary to (i) conduct business of the third-party feeder LifePath Portfolios in the ordinary course in a manner consistent with agreements with the third-party feeder LifePath Portfolios and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder LifePath Portfolios. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder LifePath Portfolio is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust’s and MIP’s policy described herein), and none of BFA, BTC or the Board of Trustees of the Trust or MIP exercises control over any third-party feeder LifePath Portfolio’s policies. The following is a list, as of March 31, 2009, of third-party feeder LifePath Portfolios and their service providers with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: State Farm Mutual LifePath Portfolio Trust and State Farm VP Management Corp. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions, to the foregoing list that have occurred since March 31, 2009 are not reflected.

BFA, BTC and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder LifePath Portfolio to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

Securities and Exchange Commission Filings. Each LifePath Portfolio will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on such LifePath Portfolio’s fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

Other Public Disclosure. A LifePath Portfolio or its related Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier

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than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the LifePath Portfolios and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of March 31, 2009, of all such persons and entities with which the LifePath Portfolios or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: Bloomberg (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2009 are not reflected.

Approved Recipients. The LifePath Portfolios’ and the Master Portfolios’ Chief Compliance Officer may also authorize disclosure of portfolio holdings information to approved recipients pursuant to the above policy.

The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Trust’s and MIP’s policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

MANAGEMENT

The Trust’s Board of Trustees has responsibility for the overall management and operations of the LifePath Portfolios. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. The Trust, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. The address for each Trustee and Officer is Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. As of December 1, 2009 the persons listed below were elected by shareholders to serve as the Board of Trustees of the Trust and MIP (each a “New Trustee”).

Interested Trustees

Name and Age	Position(s), with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Richard S. Davis (64)	Trustee (since 2009)	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	175 Funds 285 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

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Name and Age	Position(s), with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Henry Gabbay (62)	Trustee (since 2009)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	175 Funds 285 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Independent Trustees

Name and Age	Position(s), with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
David O. Beim (69)	Trustee (since 2009)	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and culture center) from 1990 to 2006

Ronald W. Forbes (69)	Trustee (since 2009)	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Dr. Matina S. Horner (70)	Trustee (since 2009)	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	NSTAR (electric and gas utility)

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Name and Age	Position(s), with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Rodney D. Johnson (68)	Trustee (since 2009)	President, Fairmont Capital Advisors, Inc. since 1987.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Director, Fox Chase Cancer Center since 2002; Member of Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006

Herbert I. London (70)	Trustee (since 2009)	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	AIMS Worldwide, Inc. (marketing); Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005

Cynthia A. Montgomery (57)	Trustee (since 2009)	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Newell Rubbermaid, Inc. (manufacturing); Director, McLean Hospital since 2005.

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Name and Age	Position(s), with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Joseph P. Platt (62)	Trustee (since 2009)	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner Amarna Corporation, LLC (private investment company) from 2002 to 2008.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. (64)	Trustee (since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Toby Rosenblatt (71)	Trustee (since 2009)	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, the James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	A.P. Pharma Inc. (specialty pharmaceuticals)

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Name and Age	Position(s), with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Kenneth L. Urish (68)	Trustee (since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, the Pennsylvania State University Accounting Department since 2001.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007

Frederick W. Winter (64)	Trustee (since 2009)	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and dean thereof from 1997 to 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Director, Alkon Corporation (pneumatics) since 1992; Director Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008

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Officers

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers
Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA 40 East 52nd St. New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005; Director of BlackRock, Inc. since 1998.

Jeffrey Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Simon Mendelson 40 East 52nd St. New York, NY 10022 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 40 East 52nd St. New York, NY 10022 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

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Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

Committees. Effective December 1, 2009, the Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Trust; (3) review the conduct and results of each independent audit of the Trust’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Trust and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Trust’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Trust’s investments; and (8) resolve any disagreements between Trust management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund

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shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.

The members of the Compliance Committee (the “Compliance Committee”) are Joseph P. Platt, Jr. (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund related activities of BlackRock and the Trust’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Trust’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Trust’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

The members of the Performance Oversight Committee (the “Performance Committee”) are David O. Beim (chair), Toby Rosenblatt (vice-chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Trustees, and Richard S. Davis, who is an interested Trustee. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Funds’ investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Funds’ investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee.

The members of the Executive Committee (the “Executive Committee”) are Ronald W. Forbes, Rodney D. Johnson and Richard S. Davis. Messrs. Forbes and Johnson are Independent Trustees and Mr. Davis is an interested Trustee. The principal responsibilities of the Executive Committee are to (i) act on routine matters between meetings of the Board of Trustees, (ii) act on such matters as may require urgent action between meetings of the Board of Trustees, and (iii) exercise such other authority as may from time to time be delegated to the Committee by the Board of Trustees. The Board has adopted a written charter for the Executive Committee.

Prior to December 1, 2009, there were two standing committees of the Board of Trustees—the Nominating and Governance Committee and the Audit Committee. Members of the Nominating and Governance Committee and the Audit Committee included each Independent Trustee. The Nominating and Governance Committee was responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for the Trust. The Nominating and Governance Committee generally did not consider nominees recommended by shareholders, but may have done so if the Nominating and Governance Committee deems it appropriate. Shareholders who want to recommend nominees could have contacted the Nominating and Governance Committee by sending a signed letter that provided relevant information regarding the nominee and includes: (a) the shareholder’s name and address; (b) the number of shares owned by the shareholder; (c) the LifePath Portfolio(s) of which the shareholder owns shares; and (d) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. Mary G. F. Bitterman, a former Trustee, served as Chairperson of the Nominating and Governance Committee. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held two meetings.

The Audit Committee operated pursuant to a separate charter and was responsible for, among other things, overseeing the LifePath Portfolios’ accounting and financial reporting practices, reviewing the

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results of the annual audits of the LifePath Portfolios’ financial statements and interacting with the LifePath Portfolios’ independent auditors on behalf of the full Board. A. John Gambs, a former Trustee, served as Chairperson of the Audit Committee. During the fiscal year ended December 31, 2008, the Audit Committee held four meetings.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of interests in each LifePath Portfolio beneficially owned by the Trustee and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Dollar Range of Equity Securities in the LifePath Portfolios and the Family of Investment Companies as of December 31, 2008

Interested Trustees	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Richard S. Davis	0	0	0	0	0	0
Henry Gabbay	0	0	0	0	0	0

Independent Trustees	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
David O. Beim	0	0	0	0	0	0
Ronald W. Forbes	0	0	0	0	0	0
Dr. Martina S. Horner	0	0	0	0	0	0
Rodney D. Johnson	0	0	0	0	0	0
Herbert I. London	0	0	0	0	0	0
Cynthia A. Montgomery	0	0	0	0	0	0
Joseph P. Platt	0	0	0	0	0	0
Robert C. Robb, Jr.	0	0	0	0	0	0
Toby Rosenblatt	0	0	0	0	0	0
Kenneth L. Urish	0	0	0	0	0	0
Frederick W. Winter	0	0	0	0	0	0

Ownership of Securities of Certain Entities. The Independent Trustees and their immediate family members, as of December 31, 2008, did not own any securities of BFA, the Distributor, or any entity controlling, controlled by, or under common control with BFA or the Distributor as of such a date, unless noted above.

Compensation of Trustees. Effective December 1, 2009, each Trustee who is a Independent Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the funds in the Equity Liquidity-Complex, including the Trust and Master Investment Portfolio, and a $25,000 Board meeting fee for each in-person Board meeting attended, up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Board of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Chair of the Joint Product Pricing Committee, who does not oversee funds in the Equity- Liquidity Complex, is paid an

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annual retainer of $25,000, which is subject to the 10% discount enacted by the Boards and is allocated among all of the non-money market funds in the open-end fund complexes (other than iShares Trust and iShares, Inc.) advised by BFA and its affiliates (the “BlackRock Fund Complexes”).

Mr. Gabbay is an interested Trustee of the Trust and serves as an interested Board member of the other funds which comprise the BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a Board member of each of the BlackRock Fund Complexes, (i) an annual retainer of $412,500 allocated to the funds in the BlackRock Fund Complexes, including the Trust and MIP, and (ii) with respect to the open-end BlackRock Fund Complexes, a Board meeting fee of $18,750 to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such open-end BlackRock Fund Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in the BlackRock Fund Complexes (including the Trust and Master Investment Portfolio) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board members serving on such boards. The Board of the Trust or of any other fund in a BlackRock Fund Complex may modify the Board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009, the Trust pays each Independent Trustee the Trust’s allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee; (iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee is paid the Trust’s allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee is paid the Trust’s allocable share of an annual fee of $5,000. The Lead Independent Trustee is paid the Trust’s allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses are allocated between the Trust and MIP, based on their respective assets under management.

During the period January 1, 2008 through December 31, 2008, the Trust paid each Independent Trustee the Trust’s allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $50,000; (ii) a per meeting fee of $5,500 for meetings of the Board attended by the Trustee; and (iii) a committee meeting fee of $2,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust’s allocable share of an annual fee of $8,500 and the Chairperson of the Nominating and Governance Committee was paid the Trust’s allocable share of an annual fee of $3,000. The Lead Independent Trustee was paid the Trust’s allocable share of an additional annual base fee of $15,000. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

As of December 1, 2009, the members of the Board of Trustees of BlackRock Funds III listed below resigned (each a “Previous Trustee”). The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2008. Compensation is not shown for the New Trustees because they did not serve as Trustees of the Trust until December 1, 2009.

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Compensation for the Fiscal Year Ended December 31, 2008

Name of Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from Fund Complex(1)
Lee T. Kranefuss	$0	$0
H. Michael Williams	0	0

Name of Independent Trustees	Aggregate Compensation from the Trust	Total Compensation from Fund Complex(1)
Mary G. F. Bitterman	$30,834	$117,000
A. John Gambs(2)	35,216	133,500
Hayne E. Leland	30,104	114,000
Jeffrey M. Lyons	32,979	125,000
Wendy Paskin-Jordan(3)	31,478	119,500
Leo Soong(4)	36,530	138,500

(1)	Includes compensation for services on the Board of Trustees of MIP.

(2)	Previously the Audit Committee Chair.

(3)	Previously the Nominating and Governance Committee Chair.

(4)	Previously the Lead Independent Trustee.

Master/Feeder Structure. Each LifePath Portfolio seeks to achieve its investment objective by investing all of its assets in a Master Portfolio of MIP, which in turn invests in a combination of Underlying Funds. In other words, the LifePath Portfolios are “Feeder Funds” into the Master Portfolios, and the Master Portfolios in turn are “Funds of Funds.” The Trust’s Board of Trustees believes that neither a LifePath Portfolio nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another feeder fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could also arise.

A LifePath Portfolio may withdraw its investment in a Master Portfolio only if the Trust’s Board of Trustees determines that such action is in the best interests of such LifePath Portfolio and its shareholders. Prior to any such withdrawal, the Board of Trustees would consider alternative investments, including investing all of the LifePath Portfolio’s assets in another investment company with substantially the same investment objective as the LifePath Portfolio or hiring an investment adviser to manage the LifePath Portfolio’s assets in accordance with the investment policies described above with respect to the LifePath Portfolio and its Master Portfolios.

Whenever a LifePath Portfolio, as an interestholder of a related Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the LifePath Portfolio will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a LifePath Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other LifePath Portfolio shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolios.

Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the LifePath Portfolio may elect to change its investment objective or policies to correspond to those of the Master Portfolio. A LifePath Portfolio also may elect to redeem its interests from its Master Portfolio and either seek a new investment company

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with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, a LifePath Portfolio’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the LifePath Portfolio. The LifePath Portfolios will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the LifePath Portfolio or the Master Portfolio, to the extent possible.

Codes of Ethics. The Trust, BFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the LifePath Portfolios.

The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies of the Master Portfolios. The following is a discussion of the proxy voting policies of the Master Portfolios in which the LifePath Portfolios invest.

MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of BFA, the investment adviser to the Master Portfolios. MIP has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for each Master Portfolio in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best long-term economic interests of such Master Portfolio. In some cases, BFA may determine that it is in the best long-term economic interests of a Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by its clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on BFA’s evaluation of this relationship, BFA believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Master Portfolio. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio’s affiliates (if any), BFA or BFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	Each Master Portfolio generally supports the board’s nominees in uncontested elections of directors and generally supports proposals that strengthen the independence of boards of directors;

•	Each Master Portfolio generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

•

Each Master Portfolio generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

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BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Master Portfolio, a Master Portfolio’s affiliates (if any), BFA or BFA’s affiliates, or SEI or SEI’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-882-0052 (toll-free); and (ii) on the SEC’s website at www.sec.gov.

Shareholder Communication to the Board of Trustees. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to BlackRock Funds III Board of Trustees, c/o BlackRock, Inc.—Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the LifePath Portfolio(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2009, the shareholders identified below were known by the Trust to own 5% or more of each LifePath Portfolio’s outstanding Class I, Class R or Class S Shares in the listed capacity.

Class I Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
LifePath Retirement Portfolio	Patterson & Co. 1525 West W.T. Harris Blvd. Charlotte, NC 28288	5%	Record

	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	6%	Record

	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	8%	Record

	NFS LLC 4 Manhattanville Road Purchase, NY 10577	12%	Record

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13%	Record

	New York Life Trust Company 169 Lackawanna Avenue Parsippany, NJ 07054	35%	Record

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Class I Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
LifePath 2020 Portfolio	Fifth Third Bank P.O. Box 630074 Cincinnati, OH 45263	5%	Record

	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	6%	Record

	NFS LLC 4 Manhattanville Road Purchase, NY 10577	13%	Record

	New York Life Trust Company 169 Lackawanna Avenue Parsippany, NJ 07054	22%	Record

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24%	Record

LifePath 2030 Portfolio	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	6%	Record

	Fifth Third Bank P.O. Box 630074 Cincinnati, OH 45263	7%	Record

	NFS LLC 4 Manhattanville Road Purchase, NY 10577	10%	Record

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20%	Record

	New York Life Trust Company 169 Lackawanna Avenue Parsippany, NJ 07054	28%	Record

LifePath 2040 Portfolio	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	6%	Record

	Wachovia Bank 1525 West W.T. Harris Blvd. Charlotte, NC 28288	6%	Record

	Fifth Third Bank P.O. Box 630074 Cincinnati, OH 45263	8%	Record

	NFS LLC 4 Manhattanville Road Purchase, NY 10577	8%	Record

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Class I Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
	New York Life Trust Company 169 Lackawanna Avenue Parsippany, NJ 07054	21%	Record

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	29%	Record

LifePath 2050 Portfolio(1)	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	6%	Record

	Patterson & Co. 1525 West W.T. Harris Blvd. Charlotte, NC 28288	10%	Record

	Barclays California Corporation 400 Howard Street San Francisco, CA 94105	12%	Record

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13%	Record

	NFS LLC 4 Manhattanville Road Purchase, NY 10577	57%	Record

Class R Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
LifePath Retirement Portfolio	Hartford Securities Distribution Company P.O. Box 2999 Hartford, CT 06104	5%	Record

	PIMS/Prudential Retirement 6161 Underwood Street Pasadena, TX 77507	6%	Record

	State Street Bank and Trust Company One Heritage Drive Quincy, MA 02171	9%	Record

	Wachovia Bank 1525 West W.T. Harris Blvd. Charlotte, NC 28288	12%	Record

	Hartford Life Insurance Company P.O. Box 2999 Hartford, CT 06104	43%	Record

LifePath 2020 Portfolio	State Street Bank and Trust Company One Heritage Drive Quincy, MA 02171	8%	Record

	Hartford Life Insurance Company P.O. Box 2999 Hartford, CT 06104	65%	Record

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Class R Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
LifePath 2030 Portfolio	State Street Bank and Trust Company One Heritage Drive Quincy, MA 02171	8%	Record

	Hartford Life Insurance Company P.O. Box 2999 Hartford, CT 06104	72%	Record

LifePath 2040 Portfolio	State Street Bank and Trust Company One Heritage Drive Quincy, MA 02171	8%	Record

	Hartford Life Insurance Company P.O. Box 2999 Hartford, CT 06104	71%	Record

LifePath 2050 Portfolio(1)	MG Trust Company 700 17th Street Denver, CO 80202	5%	Record

	PIMS/Prudential Retirement 6505 Wilshire Blvd. Los Angeles, CA 90048	5%	Record

	Barclays California Corporation 400 Howard Street San Francisco, CA 94105	90%	Record

Class S Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
LifePath Retirement Portfolio	Barclays California Corporation 400 Howard Street San Francisco, CA 94105	24%	Record

	NFS LLC 100 Magellan Way # KW1C Covington, KY 41015	75%	Record

LifePath 2020 Portfolio	Mercer Trust Company One Investors Way Norwood, MA 02062	38%	Record

	NFS LLC 100 Magellan Way # KW1C Covington, KY 41015	61%	Record

LifePath 2030 Portfolio	Barclays California Corporation 400 Howard Street San Francisco, CA 94105	7%	Record

	Mercer Trust Company One Investors Way Norwood, MA 02062	29%	Record

	NFS LLC 100 Magellan Way # KW1C Covington, KY 41015	64%	Record

LifePath 2040 Portfolio	Barclays California Corporation 400 Howard Street San Francisco, CA 94105	100%	Record

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Class S Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
LifePath 2050 Portfolio(1)	Barclays California Corporation 400 Howard Street San Francisco, CA 94105	26%	Record

	Mercer Trust Company One Investors Way Norwood, MA 02062	74%	Record

(1)	LifePath 2050 Portfolio commenced operations on June 30, 2008.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a LifePath Portfolio, or is identified as the holder of record of more than 25% of a LifePath Portfolio and has voting and/or investment powers, it may be presumed to control such LifePath Portfolio.

As of March 31, 2009, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

Potential Conflicts of Interest. The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”), The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the LifePath Portfolios’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”) (BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the LifePath Portfolios and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a LifePath Portfolio, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the LifePath Portfolios. These are considerations of which investors in a LifePath Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the LifePath Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a LifePath Portfolio.

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BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a LifePath Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the LifePath Portfolio. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a LifePath Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a LifePath Portfolio invests, which could have an adverse impact on the LifePath Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a LifePath Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the LifePath Portfolio. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a LifePath Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a LifePath Portfolio. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a LifePath Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a LifePath Portfolio is based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a LifePath Portfolio, market impact, liquidity constraints, or other factors could result in the LifePath Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the LifePath Portfolio could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a LifePath Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a LifePath Portfolio may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a LifePath Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a LifePath Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a LifePath Portfolio has invested, and those activities may have an adverse effect on the LifePath Portfolio. As a result, prices, availability, liquidity and terms of the LifePath Portfolio’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the LifePath Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a LifePath Portfolio’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results

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achieved by a LifePath Portfolio. Moreover, it is possible that a LifePath Portfolio will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a LifePath Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a LifePath Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a LifePath Portfolio, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a LifePath Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a LifePath Portfolio and it is not anticipated that BlackRock will have access to such information for the purpose of managing the LifePath Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a LifePath Portfolio.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a LifePath Portfolio should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a LifePath Portfolio in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the LifePath Portfolio, and such party may have no incentive to assure that the LifePath Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a LifePath Portfolio may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a LifePath Portfolio invests or which may be based on the performance of the LifePath Portfolio. A LifePath Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the LifePath Portfolio.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the LifePath Portfolio. To the extent affiliated transactions are permitted, a LifePath Portfolio will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a

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LifePath Portfolio. A LifePath Portfolio's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a LifePath Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the LifePath Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the LifePath Portfolios or their shareholders will be required, and no fees or other compensation payable by the LifePath Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the LifePath Portfolios, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the LifePath Portfolios. A LifePath Portfolio will be required to establish business relationships with its counterparties based on the LifePath Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a LifePath Portfolio’s establishment of its business relationships, nor is it expected that the LifePath Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the LifePath Portfolio’s creditworthiness.

Purchases and sales of securities for a LifePath Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the LifePath Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the LifePath Portfolios. In addition, under certain circumstances, the LifePath Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the LifePath Portfolios, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the LifePath Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the

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research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the LifePath Portfolios based on the amount of brokerage commissions paid by the LifePath Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the LifePath Portfolios and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the LifePath Portfolios. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the LifePath Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies of the Master Portfolios.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a LifePath Portfolio. Increasing a LifePath Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the LifePath Portfolio’s expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a LifePath Portfolio acquired for their own accounts. A large redemption of shares of a LifePath Portfolio by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the LifePath Portfolio,

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which might have an adverse effect on the LifePath Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a LifePath Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a LifePath Portfolio may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A LifePath Portfolio also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a LifePath Portfolio and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a LifePath Portfolio, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a LifePath Portfolio’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a LifePath Portfolio.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the LifePath Portfolios. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the LifePath Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the LifePath Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the LifePath Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a LifePath Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the LifePath Portfolio’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a LifePath Portfolio’s pricing vendors and/or fund accountants, there may be instances where the LifePath Portfolio’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

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As disclosed in more detail in “Determination of Net Asset Value” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a LifePath Portfolio’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the LifePath Portfolios’ Board of Trustees. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a LifePath Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a LifePath Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a LifePath Portfolio’s net asset value. As a result, a LifePath Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a LifePath Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a LifePath Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a LifePath Portfolio bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a LifePath Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the LifePath Portfolio. To lessen the possibility that a LifePath Portfolio will be adversely affected by this personal trading, the LifePath Portfolio, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the LifePath Portfolio’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a LifePath Portfolio, except that the LifePath Portfolio may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the LifePath Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the LifePath Portfolios and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the LifePath Portfolio to purchase and another client of BlackRock to sell, or the LifePath Portfolio to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a LifePath Portfolio may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their

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advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the LifePath Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the LifePath Portfolios wish to purchase or sell. However, if permitted by applicable law, the LifePath Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the LifePath Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the LifePath Portfolios or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the LifePath Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the LifePath Portfolios), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of Blackrock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser. BFA provides investment advisory services to each Master Portfolio pursuant to an investment advisory contract (the “Advisory Contract”) with MIP. Pursuant to the Advisory Contract, BFA furnishes to MIP’s Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.

BFA is a wholly-owned subsidiary of BTC. BTC is a national bank, which is, in turn, a wholly-owned subsidiary of BlackRock, Inc.

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The applicable Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty on 60 days’ written notice by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

Advisory Fees. BFA is entitled to receive monthly fees at the annual rate of 0.35% of the average daily net assets of each Master Portfolio. BFA has contractually agreed, for the period May 1, 2006 to December 1, 2011, to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged by BFA to the Underlying Funds in order to avoid duplication of such fees. In addition, BTC may receive fees as Administrator of certain of the Underlying Funds; however, BFA has contractually agreed through December 1, 2011, to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration fees charged by BTC to those Underlying Funds. Any such waiver will reduce the expenses of a Master Portfolio and, accordingly, have a favorable impact on its performance.

For the fiscal years shown below, the related Master Portfolio of each LifePath Portfolio paid, with respect to the LifePath Portfolios, the following advisory fees to BFA, net of waivers and/or offsetting credits:

LifePath Portfolio	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
LifePath Retirement Portfolio	$14,896	$18,223	$18,301
LifePath 2020 Portfolio	$129,973	$157,437	$99,817
LifePath 2030 Portfolio	$75,672	$98,295	$58,864
LifePath 2040 Portfolio	$41,192	$57,883	$30,501
LifePath 2050 Portfolio(1)	N/A	N/A	$(1,314)

(1)	LifePath 2050 Portfolio commenced operations on June 30, 2008.

For the fiscal years shown below, BFA waived the following advisory fees with respect to the LifePath Portfolios:

LifePath Portfolio	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
LifePath Retirement Portfolio	$371,631	$424,199	$473,654
LifePath 2020 Portfolio	$2,372,002	$2,872,147	$2,722,162
LifePath 2030 Portfolio	$1,521,986	$2,034,762	$2,013,088
LifePath 2040 Portfolio	$1,005,877	$1,466,380	$1,480,212
LifePath 2050 Portfolio(1)	N/A	N/A	$361

(1)	LifePath 2050 Portfolio commenced operations on June 30, 2008.

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolios (collectively referred to as the “MIP Independent Expenses”) are paid directly by the Master Portfolios. For the fiscal year ended December 31, 2006, BFA voluntarily agreed to cap the non-extraordinary expenses of the Master Portfolios at the rate at which the Master Portfolios paid advisory fees to BFA and, therefore, BFA provided an offsetting credit against the advisory fees paid by the Master Portfolios in an amount equal to the MIP Independent Expenses. For the period from January 1, 2007 to December 1, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

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For the fiscal years shown below, BFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against advisory fees paid by the Master Portfolios in which the LifePath Portfolios invest:

LifePath Portfolio	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
LifePath Retirement Portfolio	$11,242	$12,052	$7,796
LifePath 2020 Portfolio	$17,941	$21,013	$16,283
LifePath 2030 Portfolio	$15,462	$17,912	$13,511
LifePath 2040 Portfolio	$13,998	$15,986	$11,495
LifePath 2050 Portfolio(1)	N/A	N/A	$1,329

(1)	LifePath 2050 Portfolio commenced operations on June 30, 2008.

Underlying Funds. BFA serves as investment adviser to each of the Underlying Funds, with the exception of the BlackRock Cash Funds: Institutional, which invests in a Master Portfolio advised by BFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a pro rata share of the Underlying Funds’ advisory fees, which are based on aggregate net assets, as listed in the chart below. Please note that the list of Underlying Funds below is as of March 31, 2009 but BFA may add, eliminate or replace Underlying Funds at any time.

Underlying Fund	Advisory Fee(1)
MIP Active Stock Master Portfolio	0.25%
MIP CoreAlpha Bond Master Portfolio	0.25%
iShares S&P 500 Index Fund	0.0945%
iShares S&P MidCap 400 Index Fund	0.20%
iShares S&P SmallCap 600 Index Fund	0.20%
iShares S&P North American Natural Resources Sector Index Fund	0.48	%(2)
iShares S&P National AMT-Free Municipal Bond Fund	0.25%
iShares Russell 2000 Index Fund	0.20%
iShares Russell Midcap Index Fund	0.20%
iShares Cohen & Steers Realty Majors Index Fund	0.35%
iShares MSCI Canada Index Fund	0.52	%(3)
iShares MSCI EAFE Index Fund	0.34	%(4)
iShares MSCI EAFE Small Cap Index Fund	0.40%
iShares MSCI Emerging Markets Index Fund	0.72	%(5)
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund*	0.48%
iShares Barclays 1-3 Year Credit Bond Fund**	0.20%
iShares Barclays 1-3 Year Treasury Bond Fund**	0.15%
iShares Barclays 3-7 Year Treasury Bond Fund**	0.15%
iShares Barclays 7-10 Year Treasury Bond Fund**	0.15%
iShares Barclays 10-20 Year Treasury Bond Fund**	0.15%
iShares Barclays 20+ Year Treasury Bond Fund**	0.15%
iShares Barclays Aggregate Bond Fund	0.20%
iShares Barclays Credit Bond Fund**	0.20%
iShares Barclays Government/Credit Bond Fund**	0.20%
iShares Barclays Intermediate Credit Bond Fund**	0.20%
iShares Barclays Intermediate Government/Credit Bond Fund**	0.20%
iShares Barclays MBS Bond Fund**	0.25%
iShares Barclays Short Treasury Bond Fund**	0.15%
iShares Barclays TIPS Bond Fund**	0.20%
iShares iBoxx $ High Yield Corporate Bond Fund	0.50%
iShares JPMorgan USD Emerging Bond Fund	0.60%
BlackRock Cash Funds: Institutional	0.07	%(6)

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(1)	BFA has contractually agreed through December 1, 2011 to waive investment advisory fees and administration fees, if any, charged to each Master Portfolio in an amount equal to the investment advisory fees charged by BFA to the Underlying Fund.
(2)	For its investment advisory services to the iShares S&P North American Natural Resources Sector Index Fund, BFA is entitled to receive a management fee from the iShares S&P North American Natural Resources Sector Index Fund based on the iShares S&P North American Natural Resources Sector Index Fund’s allocable portion of the aggregate of the average daily net assets of the iShares S&P North American Natural Resources Sector Index Fund and certain other iShares funds (iShares S&P Global Consumer Discretionary Sector Index Fund, iShares S&P Global Consumer Staples Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Industrials Sector Index Fund, iShares S&P Global Infrastructure Index Fund, iShares S&P Global Materials Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Global Utilities Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares S&P North American Technology-Semiconductors Index Fund, iShares S&P North American Technology-Software Index Fund, iShares S&P North American Technology Sector Index Fund, iShares S&P Global Clean Energy Index Fund, iShares S&P Global Nuclear Energy Index Fund and iShares S&P Global Timber & Forestry Index Fund) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10 billion, plus 0.43% per annum of the aggregate net assets in excess of $10 billion.
(3)	For its investment advisory services to the iShares MSCI Canada Index Fund, BFA is entitled to receive a management fee from the iShares MSCI Canada Index Fund based on the iShares MSCI Canada Index Fund’s allocable portion of the aggregate of the average daily net assets of the iShares MSCI Canada Index Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.
(4)	For its investment advisory services to the iShares MSCI EAFE Index Fund, BFA is entitled to receive a management fee from the iShares MSCI EAFE Index Fund based on the iShares MSCI EAFE Index Fund’s allocable portion of the aggregate of the average daily net assets of the iShares MSCI EAFE Index Fund and certain other iShares funds (iShares MSCI ACWI ex US Index Fund and iShares MSCI ACWI Index Fund) as follows: 0.35% per annum of the aggregate net assets less than or equal to $30 billion, plus 0.32% per annum of the aggregate net assets between $30.0 billion and $60.0 billion, plus 0.28% per annum of the aggregate net assets in excess of $60 billion.
(5)	For its investment advisory services to the iShares MSCI Emerging Markets Index Fund, BFA is entitled to receive a management fee from the iShares MSCI Emerging Markets Index Fund based on the iShares MSCI Emerging Markets Index Fund’s allocable portion of the aggregate of the average daily net assets of the iShares MSCI Emerging Markets Index Fund and certain other iShares funds (iShares MSCI All Country Asia ex Japan Index Fund and iShares MSCI BRIC Index Fund) as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets in excess of $28.0 billion.

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(6)	BFA has contractually agreed to waive a portion of its management fee through April 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%.
*	Effective March 23, 2009, the name of the noted fund changed from the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund to the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund to reflect changes in the name of the fund’s corresponding underlying index from FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index to FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index.
**	Effective November 3, 2008, the names of the noted funds changed from the iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and iShares Lehman TIPS Bond Fund to the iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and iShares Barclays TIPS Bond Fund, respectively, to reflect changes in the names of the funds’ corresponding Underlying Indexes from Lehman Brothers 1-3 Year U.S. Credit Index, Lehman Brothers 1-3 Year U.S. Treasury Index, Lehman Brothers 3-7 Year U.S. Treasury Index, Lehman Brothers 7-10 Year U.S. Treasury Index, Lehman Brothers 10-20 Year U.S. Treasury Index, Lehman Brothers 20+ Year U.S. Treasury Index, Lehman Brothers U.S. Credit Index, Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Intermediate U.S. Credit Index, Lehman Brothers Intermediate U.S. Government/Credit Index, Lehman Brothers U.S. MBS Index, Lehman Brothers Short U.S. Treasury Index and Lehman Brothers U.S. Treasury TIPS Index to Barclays Capital U.S. 1-3 Year Credit Bond Index, Barclays Capital U.S. 1-3 Year Treasury Bond Index, Barclays Capital U.S. 3-7 Year Treasury Bond Index, Barclays Capital U.S. 7-10 Year Treasury Bond Index, Barclays Capital U.S. 10-20 Year Treasury Bond Index, Barclays Capital U.S. 20+ Year Treasury Bond Index, Barclays Capital U.S. Credit Bond Index, Barclays Capital U.S. Government/Credit Bond Index, Barclays Capital U.S. Intermediate Credit Bond Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index, Barclays Capital U.S. MBS Index, Barclays Capital U.S. Short Treasury Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), respectively.

Administrator. The Trust has engaged BTC to provide certain administration services to the LifePath Portfolios. BTC provides the LifePath Portfolios with administration services, including provision of management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the LifePath Portfolios’ administrative operations, preparation of proxy statements and shareholder reports. BTC also furnishes office space and certain facilities to conduct the LifePath Portfolios’ business and compensates its Trustees, officers and employees who are affiliated with BTC. BTC is entitled to receive an annual administration fee of 0.50% of average daily net assets of the Class I and Class R Shares and 0.15% of average daily net assets of the Class S Shares of each LifePath Portfolio for providing administrative services.

BTC also may engage and supervise Shareholder Servicing Agents, as defined in “Shareholder Servicing Agents” below, on behalf of Class I and Class R Shares of the LifePath Portfolios.

BTC has engaged State Street to provide certain sub-administrative services to the LifePath Portfolios. BTC, not the LifePath Portfolios, is responsible for providing compensation to State Street for such services.

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BTC has also agreed to bear all costs of the LifePath Portfolios’ operations, other than brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust’s Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. BTC has contracted with State Street to provide certain sub-administration services for the LifePath Portfolios, and BTC pays State Street for these services.

For the fiscal years shown below, the LifePath Portfolios paid the following administration fees to BTC, net of waivers and/or offsetting credits:

LifePath Portfolio	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
LifePath Retirement Portfolio	$551,168	$630,077	$700,635
LifePath 2020 Portfolio	$3,578,249	$4,328,921	$4,033,359
LifePath 2030 Portfolio	$2,284,904	$3,046,288	$2,960,478
LifePath 2040 Portfolio	$1,497,637	$2,177,674	$2,156,984
LifePath 2050 Portfolio(1)	N/A	N/A	$(10,768)

(1)	LifePath 2050 Portfolio commenced operations on June 30, 2008.

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust and the Independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios (collectively referred to as the “Independent Expenses”) are paid directly by the LifePath Portfolios. For the fiscal year ended December 31, 2007, BTC voluntarily agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the Independent Expenses. For the period from January 1, 2007 through April 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the LifePath Portfolios for such Independent Expenses.

For the fiscal years shown below, BTC provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the LifePath Portfolios:

LifePath Portfolio	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
LifePath Retirement Portfolio	$16,844	$18,027	$13,030
LifePath 2020 Portfolio	$21,031	$24,961	$21,114
LifePath 2030 Portfolio	$19,189	$22,467	$18,530
LifePath 2040 Portfolio	$18,081	$20,862	$16,496
LifePath 2050 Portfolio(1)	N/A	N/A	$11,282

(1)	LifePath 2050 Portfolio commenced operations on June 30, 2008.

Shareholder Servicing Agents. The Board of Trustees has adopted a Shareholder Servicing Plan pursuant to which the LifePath Portfolios have entered into Shareholder Servicing Agreements with BTC and other entities, and BTC may also enter into Shareholder Servicing Agreements with such other entities (including BlackRock, BRIL, BAC, Merrill Lynch, PNC, Barclays and their affiliates) (collectively, “Shareholder Servicing Agents”) for the provision of certain services to holders of Class I and Class R Shares. No such agreements are contemplated in respect of Class S Shares. The services provided by BTC or Shareholder Servicing Agents may include serving as an agent of the LifePath Portfolios for purposes of accepting orders for purchases and redemptions of LifePath Portfolio shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus LifePath Portfolio accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the LifePath Portfolios, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders

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may obtain information or engage in purchase or redemption transactions of LifePath Portfolio shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the LifePath Portfolios available to their clients.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled “Administrator,” BTC pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust’s Board of Trustees for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BTC or the LifePath Portfolios’ other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily net assets of the Class I and Class R Shares of each LifePath Portfolio represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA” and f/k/a the National Association of Securities Dealers, Inc. (“NASD”)), whichever is less.

For the fiscal years shown below, BTC paid shareholder servicing fees on behalf of the Class I and Class R Shares of the LifePath Portfolios in the following amounts:

LifePath Portfolio	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
LifePath Retirement Portfolio	$267,004	$502,393	$645,733
LifePath 2020 Portfolio	$1,634,602	$3,552,372	$3,849,665
LifePath 2030 Portfolio	$1,034,400	$2,484,967	$2,835,411
LifePath 2040 Portfolio	$676,860	$1,836,254	$2,071,492
LifePath 2050 Portfolio(1)	N/A	N/A	N/A

(1)	LifePath 2050 Portfolio commenced operations on June 30, 2008.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the LifePath Portfolios’ Prospectuses and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Shareholder Servicing Agents may charge their clients additional fees for account-related services. Shareholder Servicing Agents may charge their customers a service fee in connection with the purchase or redemption of LifePath Portfolio shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Shareholder Servicing Agent. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Shareholder Servicing Agent will provide you with specific information about any service fees you will be charged.

Non-Plan Payments. BlackRock and certain of its affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the LifePath Portfolio). From time to time, BlackRock or its affiliates may compensate

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affiliated and unaffiliated entities (including BlackRock, BRIL, BAC, Merrill Lynch, PNC, Barclays and their affiliates, and entities that may also be serving as distribution agents or Shareholder Servicing Agents of the LifePath Portfolio) (collectively, “Service Organizations”) for the sale and distribution of shares of a LifePath Portfolio or for services to a LifePath Portfolio and its shareholders. These payments that are not associated with a Shareholder Servicing Plan or distribution plan and are therefore referred to as “non-Plan payments”. The non-Plan payments would be in addition to a LifePath Portfolio’s payments described in this Statement of Additional Information for distribution (if the LifePath Portfolio has adopted a distribution plan pursuant to Rule 12b-1) and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the LifePath Portfolios and payments for providing extra employee training and information relating to LifePath Portfolios; “listing” fees for the placement of the LifePath Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the LifePath Portfolio; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the LifePath Portfolios’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BlackRock and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BlackRock’s or its affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the LifePath Portfolio’s shares or the amount the LifePath Portfolio will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BlackRock or its affiliates, to Service Organizations in connection with the sale and distribution of LifePath Portfolio shares. Pursuant to applicable NASD regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of LifePath Portfolio shares, are required to be disclosed. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s LifePath Portfolio sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a LifePath Portfolio. As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments in association with sale and distribution of products other than the LifePath Portfolios, that are advised or offered by BlackRock or its affiliates: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc., Commonwealth Equity Services, LLP (Commonwealth Financial Network), Wells Fargo and/or broker-dealers and other financial services firms under common control with the above organizations (or their assignees).

Other Distribution Arrangements. If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BlackRock and its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards,

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merchandise and cash. Subject to applicable FINRA regulations, BlackRock and its affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

Distributor. SEI is the distributor for the LifePath Portfolios’ shares. SEI is a registered broker-dealer located at One Freedom Valley Drive, Oaks, PA 19456. SEI is a provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing.

SEI, as the principal underwriter of the LifePath Portfolios within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing LifePath Portfolio shares. The Distribution Agreement provides that SEI shall act as agent for the LifePath Portfolios for the sale of LifePath Portfolio shares, and may enter into sales support agreements with selling agents that wish to make available LifePath Portfolio shares to their respective customers (“Selling Agents”). In addition, SEI provides certain compliance related, sales related and other services for the LifePath Portfolios and the Master Portfolios pursuant to a Service Standards Agreement with BTC, and BTC compensates SEI for these services.

Class R Distribution Plan. The Trust has adopted on behalf of the Class R Shares of the LifePath Portfolios a Distribution Plan that authorizes, under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Rule”), payment for distribution-related expenses and compensation for distribution-related services, including ongoing compensation to selling agents, in connection with Class R Shares (the “Class R Plan”). Each LifePath Portfolio may participate in joint distribution activities with other Funds within the Trust funds. The cost of these activities is generally allocated among the LifePath Portfolios, with the LifePath Portfolios with higher asset levels paying a higher proportion of these costs.

The Class R Plan was adopted by the Trust’s Board of Trustees, including a majority of the Independent Trustees who had no direct or indirect financial interest in the operation of the Class R Plan or in any agreement related to the Class R Plan. The Class R Plan was adopted because of its anticipated benefits to the LifePath Portfolios. The anticipated benefits include: easier and more effective management as a result of steady inflows of cash from the sale of new shares, a reduction in the expense ratio as a result of achieving economies of scale, lower transaction costs or better prices as a result of the ability to purchase larger blocks of securities, and avoidance of the forced sale of securities to meet redemptions that might adversely affect the performance of the LifePath Portfolios. Under the Class R Plan and pursuant to the related Distribution Agreement with SEI, the LifePath Portfolios may pay the Distributor, as compensation for distribution-related services, monthly fees at the annual rate of up to 0.25% of the average daily net assets of the Class R Shares of the LifePath Portfolios offering such shares.

The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of FINRA, under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BTC and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of LifePath Portfolio shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Trust currently does not have a distribution plan in place for the Class I or Class S Shares. Class I and Class S shareholders do not pay any fees for distribution services. The Class R Plan will continue in effect

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from year to year if such continuance is approved by a majority vote of the Board of Trustees, including a majority of the Independent Trustees. Any Distribution Agreement related to the Class R Plan also must be approved by such vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees on not more than 60 days’ written notice. The Class R Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the LifePath Portfolios involved, and no material amendments to the Class R Plan may be made except by a majority of both the Board of Trustees and the Independent Trustees. The Class R Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Class R Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by Independent Trustees.

For the fiscal year ended December 31, 2008, the LifePath Portfolios paid the following fees for distribution-related services under the Class R Plan:

LifePath Portfolio	Fiscal Year Ended 12/31/2008
LifePath Retirement Portfolio	$69,522
LifePath 2020 Portfolio	$511,311
LifePath 2030 Portfolio	$387,272
LifePath 2040 Portfolio	$294,689
LifePath 2050 Portfolio(1)	$52

(1)	LifePath 2050 Portfolio commenced operations on June 30, 2008.

Payments are made by the LifePath Portfolios pursuant to each Plan regardless of expenses incurred by the Distributor. In addition to payments received from the LifePath Portfolios, selling or servicing agents may receive significant additional payments directly from BTC, BFA, SEI or their affiliates in connection with the sale of LifePath Portfolio shares.

MIP Distribution Plan. MIP’s Board of Trustees has adopted, on behalf of each LifePath Master Portfolio, a “defensive” distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “MIP Plan”). The MIP Plan was adopted by a majority of MIP’s Board of Trustees, including a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP, on October 10, 1995. The MIP Plan provides that if any portion of a LifePath Master Portfolio’s advisory fees (up to 0.25% of the average daily net assets of each LifePath Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a LifePath Master Portfolio, such payment would be authorized pursuant to the MIP Plan.

Custodian. State Street is the custodian for each LifePath Portfolio and Master Portfolio and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of the LifePath Portfolios and Master Portfolios; receives and delivers all assets for the LifePath Portfolios and Master Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the LifePath Portfolios and Master Portfolios; and pays all expenses of the LifePath Portfolios. State Street is not entitled to receive compensation for its services as custodian so long as it receives fees from BTC for providing sub-administration services to the LifePath Portfolios.

Transfer and Dividend Disbursing Agent. State Street also is the transfer and dividend disbursing agent for the LifePath Portfolios and the Master Portfolios. For its services as transfer and dividend disbursing agent to the LifePath Portfolios and Master Portfolios, State Street is paid fees based on the LifePath Portfolios’ and the Master Portfolios’ net assets. State Street is entitled to be reimbursed for

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out-of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BTC has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the LifePath Portfolios, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers, LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

Legal Counsel. Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust, MIP and BFA.

PORTFOLIO MANAGERS

As of December 31, 2008, the individuals named as Portfolio Managers of the Master Portfolios in the Prospectuses were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

DAGMAR NIKLES

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements
Number of Accounts	N/A	37	3	N/A
Net Assets as of 12/31/08	N/A	$15,060,000,000	$200,000	N/A

LESLIE GAMBON

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements
Number of Accounts	N/A	37	3	N/A
Net Assets as of 12/31/08	N/A	$15,060,000,000	$400,000	N/A

DALE HOGAN

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements
Number of Accounts	N/A	37	3	N/A
Net Assets as of 12/31/08	N/A	$15,060,000,000	$300,000	N/A

Certain of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to replicate independently maintained indexes. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time the Master Portfolios may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

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Like the Master Portfolios, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for each Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts, as of December 31, 2008.

DAGMAR NIKLES

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

LESLIE GAMBON

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

DALE HOGAN

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

The discussion below describes the Portfolio Managers’ compensation as of December 31, 2009, at which time BGFA acted as the Funds’ investment adviser. The compensation for the Portfolio Managers may change as a result of the acquisition by BlackRock, Inc.

With respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers received a salary and were eligible to receive an annual bonus. Each Portfolio Manager’s salary was a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager’s title, scope of

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responsibilities, experience and knowledge. Each Portfolio Manager’s bonus was a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance.

Each Portfolio Manager’s salary and annual bonus were paid in cash. BGFA also operated a mandatory bonus deferral plan for employees whose bonuses exceeded certain thresholds which generally became payable three years after grant. One half of the mandatory deferral award was “notionally invested” in funds managed by BGI, and the other half was provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may have been increased or decreased over the three-year period. In addition, a Portfolio Manager may have been paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA Section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may have elected to defer a portion of his or her bonus under that Plan.

If a Portfolio Manager was part of a select group of management or highly compensated employees and was designated by the plan administrators (in their discretion) to be eligible for participation in BGI’s Voluntary Levered Alpha Participation Plan (“VLAPP”), the Portfolio Manager may have elected to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would have received an award corresponding to the deferred bonus portion if he or she voluntarily elected in advance to defer. VLAPP awards generally vested after three years. The award would have been “notionally invested” in a fund(s) managed by BGI over the three-year period, and the return on that notional investment would have determined the final award amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by a factor of two (2) for the sole purpose of determining the return on the award’s notional investment.

Portfolio Managers may have been selected, on a fully discretionary basis, for awards under BGI’s Levered Alpha Participation Plan (“LAPP”). Under LAPP, these awards were determined annually, and generally vested in three equal installments over three years. Each vested installment was paid out upon vesting. At the option of the plan administrators, the award may have been “notionally invested” in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period would have determined the award payout amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award’s notional investment.

Prior to December 31, 2007, portfolio managers were eligible for selection, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed at that time by BGI, which meant that the final award amount could be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount will be paid once vested.

A Portfolio Manager may have been granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owned all of the BGI companies worldwide, which options vest in three equal installments over three years and were generally exercisable during prescribed exercise windows. Shares purchased must generally have been held 355 days prior to sale. For such purposes, the value of BGI UK Holdings was based on its fair value as determined by an independent public accounting firm.

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As of December 31, 2008, the Portfolio Managers beneficially owned interests in each of the LifePath Portfolios that invest in Master Portfolios for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

LIFEPATH RETIREMENT PORTFOLIO

	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
Dagmar Nikles	x
Leslie Gambon	x
Dale Hogan	x

LIFEPATH 2020 PORTFOLIO
	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
Dagmar Nikles	x
Leslie Gambon	x
Dale Hogan	x

LIFEPATH 2030 PORTFOLIO
	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
Dagmar Nikles	x
Leslie Gambon	x
Dale Hogan	x

LIFEPATH 2040 PORTFOLIO
	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
Dagmar Nikles	x
Leslie Gambon	x
Dale Hogan	x

LIFEPATH 2050 PORTFOLIO(1)
	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
Dagmar Nikles	x
Leslie Gambon	x
Dale Hogan	x

(1)	LifePath 2050 Portfolio commenced operations on June 30, 2008.

DETERMINATION OF NET ASSET VALUE

Valuation of Shares. The aggregate net asset value of the LifePath Portfolio is calculated based on the net asset value of the Master Portfolio and is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based upon prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after such an order is placed. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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The aggregate net asset value of the Master Portfolio is the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses). Expenses, including the fee payable to BlackRock, are accrued daily. Each investor in the Master Portfolio may add to or reduce its investment in the Master Portfolio on each day the NYSE is open for trading. The value of each investor’s interest in the Master Portfolio will be determined after the close of business on the NYSE by multiplying the aggregate net asset value of the Master Portfolio by the percentage, effective for that day, that represents the investor’s share of the aggregate interests in the Master Portfolio. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate interests in the Master Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Master Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Master Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Master Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors in the Master Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Master Portfolio after the close of business on the NYSE or the next determination of the aggregate net asset value of the Master Portfolio.

Valuation of securities held by each LifePath Portfolio or Master Portfolio is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued, however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a LifePath Portfolio on a day on which the LifePath Portfolio values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a LifePath Portfolio holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a LifePath Portfolio values such security, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the LifePath Portfolio’s Board. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market

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movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a LifePath Portfolio on a day on which the LifePath Portfolio values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a LifePath Portfolio values such option, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC options may be valued using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the LifePath Portfolio may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each LifePath Portfolio’s books at their face value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value each LifePath Portfolio’s securities and other assets and liabilities are based on information available at the time the LifePath Portfolio values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the LifePath Portfolio valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the LifePath Portfolio’s Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a LifePath Portfolio (including restricted securities) are valued at fair value as determined in good faith by the LifePath Portfolio’s Board or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the LifePath Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which a LifePath Portfolio’s net asset value is not calculated. In such cases, the net asset value of a LifePath Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the LifePath Portfolio.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a LifePath Portfolio’s investments are valued at fair value (“Fair Value Assets”). Fair Value

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Assets are valued by BlackRock in accordance with procedures approved by the LifePath Portfolio’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a LifePath Portfolio’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the LifePath Portfolio. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a LifePath Portfolio’s pricing time.

BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the LifePath Portfolios’ accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the LifePath Portfolios. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a LifePath Portfolio might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a LifePath Portfolio might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a LifePath Portfolio’s net asset value. As a result, a LifePath Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each LifePath Portfolio’s annual audited financial statements, which are prepared in accordance with generally accepted accounting principles (“GAAP”), follow the requirements for valuation set forth in Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, FAS 157 and other accounting rules applicable to mutual funds and various assets in which they invest are evolving. Such changes may adversely affect a LifePath Portfolio. For example, the

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evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the LifePath Portfolio’s inability to obtain a third-party determination of fair market value.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption. The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and are generally closed on all other days on which the New York Stock Exchange (the “NYSE”) is closed for regular trading. The holidays on which the NYSE is closed currently are: New Year’s Day, Martin Luther King, Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each LifePath Portfolio reserves the right to change the minimum amounts required for initial investment and subsequent investment, if any. On any day the LifePath Portfolios close early, purchase and redemption orders received after a LifePath Portfolio’s closing time will be executed on the next business day. In addition, each LifePath Portfolio reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC.

In-Kind Purchases. Payment for shares of a LifePath Portfolio may, at the discretion of BFA, be made in the form of securities that are permissible investments for the LifePath Portfolio and must meet the investment objective, policies and limitations of the LifePath Portfolio as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a LifePath Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the LifePath Portfolio or its Master Portfolio or an Underlying Fund in which the Master Portfolio invests; (ii) are accompanied by satisfactory assurance that the LifePath Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the LifePath Portfolio; (iv) be in proper form for transfer to the LifePath Portfolio; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the LifePath Portfolio engaged in the in-kind purchase transaction and must be delivered to such LifePath Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Each LifePath Portfolio immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

Suspension of Redemption Rights or Payment of Redemption Proceeds. The Trust may suspend the right of redemption or postpone redemption payments for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio’s investments is not reasonably practicable; or (iv) for such other periods as the SEC by order may permit. Each LifePath Portfolio reserves the right to suspend investors’ rights of redemption and to delay delivery of redemption proceeds, as permitted under Section 22(e) of the 1940 Act, and other applicable laws.

Declaration of Trust Provisions Regarding Redemptions at Option of Trust. As provided in the Declaration of Trust, the Trustees may require shareholders to redeem shares for any reason under terms set by the Trustees, including, but not limited to, the failure of a shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to him.

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PORTFOLIO TRANSACTIONS

Since each LifePath Portfolio invests all of its assets in a Master Portfolio, set forth below is a description of the Master Portfolios’ policies governing portfolio securities transactions.

General. Subject to policies established by the Board of Trustees, BFA is primarily responsible for the execution of a Master Portfolio’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

A Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio.

Payments of commissions to brokers who are affiliated persons of the Master Portfolio with respect to the LifePath Portfolio (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

Each Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each LifePath Portfolio and interests of the Master Portfolios are redeemable on a daily basis in U.S. dollars, each Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Master Portfolio’s portfolio strategies.

Each Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing

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with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

A Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders of a Master Portfolio and shareholders of the corresponding LifePath Portfolio.

Brokerage Commissions. Each Master Portfolio purchases and sells those portfolio securities that are interests in Underlying Funds that are not iShares Funds by dealing directly with the issuer—the Underlying Funds. Each Master Portfolio purchases and sells those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions.

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The table below sets forth the brokerage commissions paid by each Master Portfolio for the fiscal years noted.

Master Portfolio	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
LifePath Retirement Master Portfolio	$17,694	$10,313	$24,659
LifePath 2020 Master Portfolio	$110,233	$80,576	$148,789
LifePath 2030 Master Portfolio	$95,985	$73,738	$130,637
LifePath 2040 Master Portfolio	$82,053	$62,630	$119,334
LifePath 2050 Master Portfolio(1)	N/A	N/A	$1,655

(1)	LifePath 2050 Portfolio commenced operations on June 30, 2008.

Brokerage Commissions Paid to Affiliates. During the past three fiscal years, the Master Portfolios did not pay brokerage commissions to affiliated brokers.

Securities of Regular Broker-Dealers. As of December 31, 2008, none of the Master Portfolios in which each LifePath Portfolio invests owned securities of its “regular brokers or dealers” (as defined in the 1940 Act) or their parents.

Frequent Trading in Portfolio Shares. Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on funds and their shareholders. Depending on various factors, such as the size of a fund’s portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s NAV (“market timing”).

Each LifePath Portfolio may invest only in interests of its respective Master Portfolio, and the Boards of Trustees of the Trust and MIP have each considered the issues of frequent trading and market timing. MIP’s Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios’ holdings are valued as of the same time as of which the net asset value for the Master Portfolios is calculated (normally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios’ holdings and the reflection of that change in the Master Portfolios’ respective net asset values. MIP’s Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios’ investment strategies.

The Trust’s Board of Trustees has adopted a policy of not monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios’ investments in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.

BTC’s ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that are trading through omnibus accounts maintained by intermediaries has been severely limited because BTC has not been receiving transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries will be required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The LifePath

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Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries’ ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

DISTRIBUTIONS AND TAXES

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the U.S. federal income tax treatment of distributions by the LifePath Portfolios. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold LifePath Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding LifePath Portfolio shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding LifePath Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the LifePath Portfolios. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the LifePath Portfolios, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. Each LifePath Portfolio and Underlying Fund has elected to be treated, has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code as long as such qualification is in the best interests of the LifePath Portfolio’s shareholders. Each LifePath Portfolio will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each LifePath Portfolio, even though each LifePath Portfolio is a series of a trust. Furthermore, each LifePath Portfolio separately determines its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each LifePath Portfolio must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in Section 851(h)

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of the Code. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities. Each LifePath Portfolio must also diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the LifePath Portfolio’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the LifePath Portfolio’s total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the LifePath Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a LifePath Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each LifePath Portfolio generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A LifePath Portfolio generally will not be subject to U.S. federal income tax on the investment company taxable income and “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a LifePath Portfolio meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a LifePath Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the LifePath Portfolio and its shareholders will be treated as if the LifePath Portfolio paid the distribution by December 31 of the calendar year in which it was declared. Each LifePath Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a LifePath Portfolio will not be subject to U.S. federal income taxation.

If, in any taxable year, a LifePath Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements described above, the LifePath Portfolio would be taxed in the same manner as an ordinary U.S. corporation without any deduction for distributions to shareholders, and all distributions from the LifePath Portfolio’s earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders would also be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the LifePath Portfolio may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the LifePath Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the LifePath Portfolio may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the LifePath Portfolio had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

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Excise Tax. A 4% non-deductible excise tax will be imposed on each LifePath Portfolio to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year, (ii) at least 98% of its net capital gain income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) for the 12 month period ending on October 31, and (iii) all of its ordinary income and net capital gain income from previous years that was not distributed or subject to tax during such years. Each LifePath Portfolio intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a LifePath Portfolio will not be subject to the excise tax.

Capital Loss Carry-Forwards. A LifePath Portfolio is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A LifePath Portfolio’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the LifePath Portfolios do not expect to distribute any such capital gains. The LifePath Portfolios cannot carry back or carry forward any net operating losses. As of December 31, 2008, the LifePath Portfolios had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the year indicated:

Portfolio	Expiring 12/31/2016
LifePath Retirement Portfolio	$880,743
LifePath 2020 Portfolio	$6,148,057
LifePath 2030 Portfolio	$13,708,408
LifePath 2040 Portfolio	$11,136,351
LifePath 2050 Portfolio(1)	—

(1)	LifePath 2050 Portfolio commenced operations on June 30, 2008.

Equalization Accounting. Each LifePath Portfolio may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a LifePath Portfolio’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a LifePath Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a LifePath Portfolio’s total returns, it may reduce the amount that the LifePath Portfolio would otherwise distribute to continuing shareholders by reducing the LifePath Portfolio’s required distribution amounts by a portion of the redemption proceeds paid to redeeming shareholders. However, the IRS has not expressly sanctioned the equalization accounting method used by the LifePath Portfolios, and thus the use of this method may be subject to IRS scrutiny.

Investment Through Master Portfolios. Each LifePath Portfolio seeks to continue to qualify as a regulated investment company by investing its assets in a related Master Portfolio. Each Master Portfolio is treated as a non-publicly-traded partnership (or, in the event that a LifePath Portfolio is the sole investor in the related Master Portfolio, as disregarded from the LifePath Portfolio) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly-traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., “passed-through” to) its investors, including the corresponding LifePath Portfolio, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the related LifePath Portfolio would be deemed to

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have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding LifePath Portfolio) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Underlying Fund Investments. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses, and if the Underlying Fund has held the disposed securities for more than one year at the time of disposition such gains and losses generally are treated as long-term capital gains or losses.

If an Underlying Fund purchases a debt obligation with original issue discount (“OID”), generally at a price less than its principal amount, such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, usually at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by an Underlying Fund which the Underlying Fund otherwise might have continued to hold.

If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by an Underlying Fund will be deemed “Section 1256 contracts.” An Underlying Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at fair market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Certain transactions that qualify as designated “hedging transactions,” as defined in Section 1221(b)(2) of the Code, are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables

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denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund’s income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to an Underlying Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if one or more (but not all) of the futures, forward, or option contracts or other positions comprising a part of such straddles are governed by Section 1256 of the Code, described above. An Underlying Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Underlying Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Underlying Fund shareholders, and which will be taxed to Underlying Fund shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to an Underlying Fund that had not engaged in such transactions.

If an Underlying Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon an Underlying Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Underlying Fund’s taxable year, the Underlying Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Underlying Fund’s risk of loss with respect to such position is not reduced at any time during such 60-day period.

The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is

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treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but may also include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, the Underlying Fund could be subject to U.S. federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Fund may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

Rules governing the U.S. federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Fund may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Fund without corresponding current cash receipts. Although the Underlying Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Underlying Fund, in which case the Underlying Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements. In addition, payments received by the Underlying Funds in connection with securities lending and repurchase agreements will not qualify for recently enacted reductions in individual U.S. federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. For U.S. federal income tax purposes, a LifePath Portfolio’s earnings and profits, described above, are determined at the end of the LifePath Portfolio’s taxable year and are allocated pro rata to distributions made throughout the entire year. All distributions paid out of a LifePath Portfolio’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the LifePath Portfolio, generally are deemed to be taxable distributions and must generally be reported on each LifePath Portfolio shareholder’s U.S. federal income tax return. Distributions in excess of a LifePath Portfolio’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s LifePath Portfolio shares and any such amount in excess of

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that basis as capital gain from the sale of shares, as discussed below. A LifePath Portfolio may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each LifePath Portfolio has sufficient earnings and profits, distributions from investment company taxable income either are taxable as ordinary income or, if so designated by a LifePath Portfolio and certain other conditions are met, as “qualified dividend income” taxable at a reduced U.S. federal income tax rate to individual shareholders. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the LifePath Portfolio’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the LifePath Portfolio and the shareholders.

A distribution that is attributable to qualified dividend income of a LifePath Portfolio that is paid by the LifePath Portfolio to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (i) the dividend is received with respect to any share of the LifePath Portfolio held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (ii) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (iii) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions designated by a LifePath Portfolio as a capital gain dividend will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the LifePath Portfolio’s actual net capital gain for the taxable year), regardless of how long a shareholder has held the LifePath Portfolio shares. Each LifePath Portfolio will designate capital gain dividends, if any, in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio’s taxable year. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Sales of Lifepath Portfolio Shares. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in LifePath Portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if LifePath Portfolio shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such LifePath Portfolio shares for more than one year at the time of the sale.

Also, if a shareholder realizes a loss on a disposition of LifePath Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares. If a shareholder receives a capital gain dividend with respect to any LifePath Portfolio share and such LifePath Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that LifePath Portfolio share will be treated as a long-term capital loss to the extent of the capital gain dividend.

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Under Treasury Regulations, if a shareholder recognizes a loss with respect to shares of a LifePath Portfolio of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases exempt from this requirement but, under current guidance, shareholders of regulated investment companies are not exempt. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxes. Amounts realized by a LifePath Portfolio on foreign securities may be subject to withholding and other taxes imposed by such foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a LifePath Portfolio’s total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the LifePath Portfolio would be eligible to file an annual election with the IRS pursuant to which the LifePath Portfolio could pass through to its shareholders on a PRO RATA basis foreign income and similar taxes paid by the LifePath Portfolio, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, none of the LifePath Portfolios expects to qualify for this election.

Federal Income Tax Rates. As of the date of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) qualified dividend income is 15%; (iii) capital gain dividends is 15%; and (iv) long-term capital gains generally is 15%. An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends, long-term capital gains, and qualified dividend income may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends, long-term capital gains and qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income, qualified dividend income, capital gain dividends, and long-term capital gains is generally 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Back-Up Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“back-up withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a LifePath Portfolio shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder’s social security or other “taxpayer identification number” (“TIN”) provided is correct and that the shareholder is not subject to back-up withholding, or the IRS notifies the LifePath Portfolio that the shareholder’s TIN is incorrect or that the shareholder is subject to back-up withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her U.S. federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase for taxable years beginning after December 31, 2010.

Tax-Deferred Plans. Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on

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LifePath Portfolio dividends or distributions or on sales of LifePath Portfolio shares unless the acquisition of the LifePath Portfolio shares was debt-financed. However, in the case of LifePath Portfolio shares held through a non-qualified deferred compensation plan, LifePath Portfolio dividends and distributions received by the plan and sales of LifePath Portfolio shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a LifePath Portfolio, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales of LifePath Portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, may apply to accounts maintained as qualified retirement plans. All prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding LifePath Portfolio shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitations and other rules, a corporate shareholder of a LifePath Portfolio may be eligible for the dividends-received deduction on the LifePath Portfolio’s distributions to the extent that such distributions are attributable to dividends from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a LifePath Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex and, therefore, corporate shareholders of the LifePath Portfolios are urged to consult their own tax advisers and financial planners.

Foreign Shareholders. With respect to taxable years of a LifePath Portfolio beginning before January 1, 2010, certain distributions, if designated by a LifePath Portfolio as “interest-related dividends,” that are generally attributable to the LifePath Portfolio’s net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from U.S. federal income tax withholding tax, provided the LifePath Portfolio obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). If applicable, each LifePath Portfolio may choose to designate any interest-related dividends in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio’s taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a LifePath Portfolio, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate, if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of LifePath Portfolio shares, capital gain distributions and, with respect to certain taxable years of a LifePath Portfolio before January 1, 2010, “short-term capital gain distributions” (defined below) are not subject to U.S. federal income tax withholding, provided that the LifePath Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S.

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trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to certain taxable years of a LifePath Portfolio before January 1, 2010, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or a lower rate, if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. federal income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the LifePath Portfolios do not expect LifePath Portfolio shares to constitute U.S. real property interests, a portion of a LifePath Portfolio’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are certain distributions that a LifePath Portfolio may choose to designate as such in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio’s taxable year generally attributable to its net short-term capital gain.
If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, LifePath Portfolio shares will be deemed to be property situated in the U.S. and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). With respect to estates of decedents dying before January 1, 2010, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, LifePath Portfolio shares are not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the LifePath Portfolio’s taxable year immediately preceding the shareholder’s date of death, the assets of the LifePath Portfolio that are “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bear to the total assets of the LifePath Portfolio. In general, no U.S. federal gift tax will be imposed on gifts of LifePath Portfolio shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under U.S. federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding LifePath Portfolio shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of 11 separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment

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portfolios or funds. Except to the extent the 1940 Act expressly grants to shareholders the power to vote on such termination(s), the Trust, or any series (or class) thereof, may be terminated at any time by the Trustees with written notice to the shareholders.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a LifePath Portfolio’s fundamental investment policies.

Voting. All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a LifePath Portfolio’s fundamental investment policy would be voted upon only by shareholders of that LifePath Portfolio. Additionally, approval of a Master Portfolio’s Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a LifePath Portfolio is effective as to that LifePath Portfolio whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses of each LifePath Portfolio and in this SAI, the term “1940 Act majority,” when referring to approvals to be obtained from shareholders of a LifePath Portfolio, means the vote of the lesser of (i) 67% of the shares of the LifePath Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the LifePath Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the LifePath Portfolio. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio’s investment objective or policies on a LifePath Portfolio, as an interestholder in the Master Portfolio, or the LifePath Portfolio’s shareholders, see “Management—Master/Feeder Structure.”

In accordance with the Trust’s declaration of trust, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Covered LifePath Portfolios to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively “merge”) with, to or into another LifePath Portfolio. For example, as the target year of a Covered LifePath Portfolio (as set forth in its name) approaches, the Board of Trustees may authorize that Covered Portfolio to merge into or consolidate with the LifePath Retirement Portfolio without shareholder approval of either constituent LifePath Portfolio. “Covered LifePath Portfolios” are the LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio, LifePath 2050 Portfolio and any LifePath Portfolios commencing operations in the future.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

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Dividends and Distributions. Each share of a LifePath Portfolio represents an equal proportional interest in the LifePath Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the LifePath Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a LifePath Portfolio are entitled to receive the assets attributable to the LifePath Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Master Portfolios. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP’s Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the LifePath Portfolios. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a LifePath Portfolio is requested to vote on a matter with respect to its Master Portfolio, the LifePath Portfolio will follow its voting procedures, as described in “Voting.”

ADDITIONAL INFORMATION ON THE LIFEPATH PORTFOLIOS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the LifePath Portfolios, including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual or semi-annual reports without charge by calling 1-800-882-0052 (toll free).

The registration statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectuses, this SAI and in the Trust’s official sales literature in connection with the offer of the LifePath Portfolios’ shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm’s reports for the fiscal year ended December 31, 2008 for each LifePath Portfolio and related Master Portfolio are hereby incorporated by reference to the Trust’s annual report, as filed with the SEC on March 6, 2009. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

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DISCLAIMERS

The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the “Trust”) or to any member of the public regarding the advisability of investing in securities generally or in shares of the Trust (as used in these Disclaimers, “shares”) or the ability of the Standard & Poor’s Indexes to track general stock performance. Standard & Poor’s only relationship to the Trust, BTC or BFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor’s and of the Standard & Poor’s Indexes, which are determined, composed, and calculated by Standard & Poor’s without regard to the Trust, BTC or BFA. Standard & Poor’s has no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor’s Indexes. Standard & Poor’s is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor’s does not guarantee the accuracy or the completeness of the Standard & Poor’s Indexes or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares, or any other person or entity from the use of the Standard & Poor’s Indexes or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor’s Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Standard & Poor’s Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor’s and BTC and BFA.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the “iShares Russell Funds”) are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares or to any member of the public regarding the advisability of investing in securities generally or in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group’s only relationship to the Trust, BTC or BFA is the licensing of certain trademarks, service marks, and trade names of Russell Investment Group’s and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BTC or BFA. Russell Investment Group has no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, indirect, or consequential damages

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(including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BTC and BFA.

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BTC, BFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan’s only relationship to the Trust, BTC, or BFA is the licensing of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BTC, or BFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of Trust, BTC, or BFA or the owners of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares JPMorgan USD Emerging Markets Bond Fund to be issued or in the determination or calculation of the equation by which the iShares JPMorgan USD Emerging Markets Bond Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. The JPMorgan EMBI Global Core Index and the iShares JPMorgan USD Emerging Markets Bond Fund are provided “as is” with any and all faults. JPMorgan does not guarantee the availability, sequence, timeliness, quality, accuracy and/or the completeness of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund and/or any data included therein, or otherwise obtained by the Trust, BTC, BFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund, or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares

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JPMorgan USD Emerging Markets Bond Fund. JPMorgan makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein, or otherwise obtained by the Trust, BTC, BFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. There are no representations or warranties which extend beyond the description on the face of this document, if any. All warranties and representations of any kind with regard to the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund, are disclaimed including any implied warranties of merchantability, quality, accuracy, fitness for a particular purpose and/or against infringement and/or warranties as to any results to be obtained by and/or from the use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect, or consequential damages, including lost profits, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of owning or trading in the iShares iBoxx $ High Yield Corporate Bond Fund, investing in securities generally, or the ability of the iBoxx $ Liquid High Yield Index to track the appropriate bond market performance. IIC’s only relationship to the Trust, BTC or BFA is the licensing of certain trademarks, servicemarks and trade names of the iShares iBoxx $ High Yield Corporate Bond Fund, which is determined, composed and calculated by IIC or its agents without regard to BTC, BFA or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BTC, BFA, or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination or timing of prices, or quantities of shares to be listed or in the determination or calculation of the redemption price per share, or the determination of the representative sampling of bonds used by the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund or shares of the Fund. IIC does not guarantee the accuracy and/or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein. IIC expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. IIC makes no warranty, express or implied, as to the results to be obtained by BTC and BFA, the iShares iBoxx $ High Yield Corporate Bond Fund or owners of the shares of the Fund, or any other person or entity, from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between IIC and BTC and BFA.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by the FTSE Licensor Parties. The FTSE Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund particularly or the ability of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index to track general stock market performance. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks, trade names, and service marks of FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which are determined, composed and calculated by FTSE without regard to the Trust, BTC, and BFA. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in

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the determination of the prices and amount of shares of the iShares FTSE EPRA/ NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between FTSE and BTC and BFA. None of the FTSE Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person therein.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the “iShares MSCI Index Funds”) are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BTC, BFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by BTC, BFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

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The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the “Barclays Capital Index Funds”) are not sponsored, endorsed or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Index Funds or any member of the public regarding the advisability of owning or trading in the Barclays Capital Index Funds. The Barclays Capital Index Funds’ underlying indexes (the “Underlying Indexes”) are determined, composed and calculated by Barclays Capital without regard to the iShares Trust or the owners of shares of the Barclays Capital Index Funds. Barclays Capital has no obligation to take the needs of BFA or the owners of shares of the Barclays Capital Index Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the iShares Trust or the marketing or trading of shares of the Barclays Capital Index Funds. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BTC and BFA or owners of shares of the Barclays Capital Index Funds, or any other person or entity, from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.

BFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BFA shall have no liability for any errors, omissions, or interruptions therein.

BFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

The descriptions below relate to corporate bonds and are not applicable to the other types of securities.

MOODY’S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS GROUP

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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FITCH RATINGS

INVESTMENT-GRADE BOND RATINGS

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

HIGH YIELD BOND RATINGS

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, AND C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, AND D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

NOTES TO RATINGS

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F-l.”

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“NR” indicates that Fitch does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

MF-SAI-LP-1209

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BLACKROCK FUNDS III

Statement of Additional Information

Dated May 1, 2009 (as revised December 1, 2009)

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

(Premium, Capital, Institutional, Select, Trust and Aon Captives Shares)

BlackRock Funds III (the “Trust”) is an open-end, series management investment company. This combined Statement of Additional Information (“SAI”) contains additional information about the Premium, Capital, Institutional, Select and Trust Shares of the following series of the Trust—the BlackRock Cash Funds: Prime, the BlackRock Cash Funds: Institutional, the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury (each, a “Fund” and collectively, the “Funds”). This SAI also contains information about the Aon Captives Shares of the Institutional.

Each Fund seeks to achieve its investment objective by investing all of its assets in a master portfolio of the Master Investment Portfolio (“MIP”). The BlackRock Cash Funds: Institutional invests in the Money Market Master Portfolio; the BlackRock Cash Funds: Prime invests in the Prime Money Market Master Portfolio; the BlackRock Cash Funds: Government invests in the Government Money Market Master Portfolio; and the BlackRock Cash Funds: invests in the Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). MIP is an open-end, series management investment company. BlackRock Fund Advisors* (“BFA” or the “Investment Adviser”) serves as investment adviser to each Master Portfolio in which each Fund invests. References to the investments, investment policies and risks of a Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of each Fund’s Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with the current prospectuses for the Premium, Capital, Institutional, Select and Trust Shares of the Funds, and the Aon Captives Shares of the BlackRock Cash Funds: Institutional, each dated May 1, 2009 (each, a “Prospectus” and collectively, the “Prospectuses”), and as amended from time to time, for the relevant class of shares. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the schedules of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2008 and the unaudited financial statements for the Funds, which includes each Fund’s schedule of investments for the period ended June 30, 2008, are hereby incorporated by reference to the Funds’ annual reports, semi-annual reports and Prospectuses for the Premium, Institutional, Select and Trust Shares of the Funds, and the Aon Captives Shares of the BlackRock Cash Funds: Institutional. Copies of the Prospectuses, annual reports and semi-annual reports may be obtained without charge by writing to BlackRock Funds III, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-800-768-2836 (toll-free).

*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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HISTORY OF THE TRUST

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to, and having identical designations as, the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust’s principal office is located at 400 Howard Street, San Francisco, CA 94105. Each Fund invests all of its assets in a Master Portfolio of MIP (as shown below), which has substantially the same investment objective, policies and restrictions as the related Fund.

Fund	Master Portfolio in which the Fund Invests
BlackRock Cash Funds: Prime	Prime Money Market Master Portfolio
BlackRock Cash Funds: Institutional	Money Market Master Portfolio
BlackRock Cash Funds: Government	Government Money Market Master Portfolio
BlackRock Cash Funds: Treasury	Treasury Money Market Master Portfolio

The Trust consists of multiple series, including the Funds. Each series of the Trust issues shares in multiple classes, currently including SL Agency, Premium, Capital, Institutional, Select and Trust Shares, and with respect only to the BlackRock Cash Funds: Institutional, Aon Captives Shares. SL Agency Shares are discussed in a separate Statement of Additional Information. On August 14, 2002, the Trust’s board of trustees (the “Board of Trustees” or the “Board”) approved changing the name of the Institutional Money Market Fund’s Distributor Shares to the “Aon Captives Shares.”

On December 1, 2009, the Trust was renamed BlackRock Funds III and certain of its series were also renamed. Prime Money Market Fund was renamed BlackRock Cash Funds: Prime. Institutional Money Market Fund was renamed BlackRock Cash Funds: Institutional. Government Money Market Fund was renamed BlackRock Cash Funds: Government. Treasury Money Market Fund was renamed BlackRock Cash Funds: Treasury.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Objectives and Policies. The Trust is an open-end, series management investment company. Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by the vote of a majority of the trustees of the Trust or MIP (the “Trustees”), as the case may be, at any time.

The Funds and the Master Portfolios in which they invest are diversified funds as defined in the 1940 Act. Each Fund’s investment objective is set forth in its Prospectus. Each Fund’s investment objective is non-fundamental and can be changed by the Trust’s Board of Trustees without shareholder approval. The investment objective and investment policies of a Fund determine the types of portfolio securities in which the Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund’s performance. There can be no assurance that the investment objective of any Fund will be achieved.

Master/Feeder Structure. Each Fund seeks to achieve its investment objective by investing all of its assets in a Master Portfolio of MIP. The Trust’s Board of Trustees believes that under normal

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circumstances, none of the Funds or their shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor redeems its interests from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses over a larger asset base) that the Trust’s Board of Trustees believes may be available through a Fund’s investment in such Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The fundamental policies of each Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Master Portfolio’s outstanding interests. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, a Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolios that are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If a Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, a Fund may elect to change its objective or policies to correspond to those of the related Master Portfolio. Each Fund may redeem its interests from its Master Portfolio only if the Trust’s Board of Trustees determines that such action is in the best interests of the Fund and its shareholders, for this or any other reason. Prior to such redemption, the Trust’s Board of Trustees would consider alternatives, including whether to seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its investment objective. In the latter case, a Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund.

Fundamental Investment Restrictions of the Funds. The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

(1)	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities; and further provided that, with respect to the BlackRock Cash Funds: Prime and the BlackRock Cash Funds: Institutional, the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (“SEC”) or its staff);

(2)	Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in U.S. government securities, or investments in securities of other investment companies;

(3)	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4)	Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

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(5)	Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7)	Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to the fundamental policy relating to concentration set forth in paragraph (1) above, the 1940 Act does not define what constitutes “concentration” in an industry and it is possible that interpretations of concentration could change in the future. Accordingly, the policy in paragraph (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In this respect, and in accordance with SEC staff interpretations, the ability of the BlackRock Cash Funds: Prime and the BlackRock Cash Funds: Institutional to concentrate in the obligations of domestic banks means that these Funds are permitted to invest, without limit, in bankers’ acceptances, certificates of deposit and other short-term obligations issued by (a) U.S. banks, (b) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), and (c) foreign branches of U.S. banks (in circumstances in which the Funds will have recourse to the U.S. bank for the obligations of the foreign branch).

The Trust has delegated to BFA the ability to determine the methodology used by the Master Portfolios to classify issuers by industry. BFA defines industries and classifies each issuer according to the industry in which the issuer conducts its principal business activity pursuant to its proprietary industry classification system. In classifying companies by industry, BFA may draw on its credit, research and investment resources and those of BlackRock Institutional Trust Company, N.A. (“BTC”)* or its other affiliates, and BFA may (but need not) consider classifications by third-party industry classification systems. BFA believes that its system is reasonably designed so that issuers with primary economic characteristics that are materially the same are classified in the same industry. For example, asset-backed commercial paper may be classified in an industry based on the nature of the assets backing the commercial paper, and foreign banks may be classified in an industry based on the region in which they do business if BFA has determined that the foreign banks within that industry have primary economic characteristics that are materially the same.

A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. To the extent BFA’s classification system results in broad categories, concentration risk may be decreased. On the other hand, to the extent it results in narrow categories, concentration risk may be increased.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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With respect to paragraph (3) above, the 1940 Act currently allows each Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of each Fund’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions of the Funds. The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Trust at any time.

(1)	Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder;

(2)	Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3)	Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4)	Each Fund may not make investments for the purpose of exercising control or management; provided that a Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

The BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury have adopted the following investment restriction as a non-fundamental policy:

Each Fund will provide shareholders with at least 60 days’ notice of any change to the Fund’s non-fundamental policy to invest at least 80% of the Fund’s assets in the types of securities described in the Fund’s principal investment strategies. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

The BlackRock Cash Funds: Prime and the BlackRock Cash Funds: Institutional have adopted the following investment restrictions as non-fundamental policies:

(1)	Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(2)	Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

(3)	Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may (and does) invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

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The fundamental and non-fundamental investment restrictions for each Master Portfolio are identical to the corresponding investment restrictions described above for the Fund that invests in such Master Portfolio, except that, in the case of the Government and Treasury Money Master Portfolios, industry concentration restriction (1), proviso (iii) does not limit investments in repurchase agreements collateralized by securities issued or guaranteed by the U.S., its agencies or instrumentalities.

Investments and Risks. To the extent set forth in this SAI, each Fund, through its investment in a related Master Portfolio, may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

The assets of each Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of a Fund may not exceed 90 days. Under normal circumstances, the BlackRock Cash Funds: Prime, the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury expect to maintain a dollar-weighted average portfolio maturity of 60 days or less. The securities in which each Fund invests may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that a Fund’s investment objective will be realized as described in its Prospectus.

Under normal circumstances, the BlackRock Cash Funds: Treasury invests at least 80% of its assets in U.S. Treasury obligations, repurchase agreements with regard to U.S. Treasury obligations and/or other money market funds that have substantially the same investment objective and strategies as the Fund. Under normal circumstances, the BlackRock Cash Funds: Government invests at least 80% of its assets in certain obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations and/or other money market funds that have substantially the same investment objective and strategies as the Fund. The BlackRock Cash Funds: Treasury and the BlackRock Cash Funds: Government may each invest up to 20% of their respective assets in any securities and other instruments in which money market funds are permitted to invest in accordance with Rule 2a-7 of the 1940 Act. Practices described below relating to illiquid securities, investment company securities, loans of portfolio securities and repurchase agreements also apply to the BlackRock Cash Funds: Treasury and the BlackRock Cash Funds: Government.

The BlackRock Cash Funds: Prime and the BlackRock Cash Funds: Institutional may invest in any of the instruments or engage in any practice described below.

Asset-Backed and Commercial Mortgage-Backed Securities. The Funds may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be shorter or longer (as the case may be) than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened or extended, and the security’s total return may be difficult to predict precisely. The Funds may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of or under the 1940 Act. Changes in liquidity of these securities may result in significant, rapid and unpredictable changes in prices for credit-linked securities. Also see “Mortgage Pass-Through Securities” and “Mortgage Securities.”

Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit (“CDs”), time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign

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subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions. Certain bank obligations may benefit from existing or future governmental debt guarantee programs.

CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits (“TDs”) are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. TDs that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed-, floating- or variable- interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Funds generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts that they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation, as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to

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time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest on these notes varies pursuant to the arrangements between the Fund and the borrower. Both the borrower and the Fund have the right to vary the amount of the outstanding indebtedness on the notes. BFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. BFA will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold the obligation, it may be subject to additional risk of default.

Asset-Backed Commercial Paper. A Fund may also invest in asset-backed commercial paper. Asset-backed commercial paper is a type of securitized commercial paper product used to fund purchases of financial assets by special purpose finance companies called conduits. The financial assets may include assets such as pools of trade receivables, car loans and leases, and credit card receivables, among others. Asset-backed commercial paper is typically tracked and rated by one or more credit rating agencies. Some asset-backed commercial paper programs maintain a back-up liquidity facility provided by a major bank, which is intended to be used if the issuer is unable to issue new asset-backed commercial paper.

Floating-Rate and Variable-Rate Obligations. The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk.

The Funds may purchase floating-rate and variable-rate obligations. The Funds may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in accordance with Rule 2a-7 and the 1940 Act. Variable-rate demand notes including master demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

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These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations that are not so rated only if BFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which a Fund may invest. BFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in a Fund’s portfolio.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines or the value of the security to be sold increases before the settlement date. Although the Funds will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BFA.

Funding Agreements. The Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating-interest rate that is based on an index and guaranteed for a fixed time period. The Funds will purchase short-term funding agreements only from banks and insurance companies. The Funds may also purchase Guaranteed Investment Contracts.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Funds may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund’s assets than if the value were based on available market quotations.

Illiquid Securities. Each Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

Investment Company Securities. Each Fund may invest in shares of open-end investment companies, including investment companies that are affiliated with the Funds and BFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. A Fund may also purchase shares of exchange listed closed-end funds to the extent permitted under the 1940 Act. Under the 1940 Act, a

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Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit issued by a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

Loans of Portfolio Securities. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund is entitled to receive the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees. BTC acts as securities lending agent for the Funds subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Loan Participation Agreements. Each Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be made to issuers in whose obligations the Funds may invest.

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Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary under the terms of the loan participation for the Funds to assert their rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Funds could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Funds may be regarded as creditors of the issuing bank (rather than of the underlying corporate borrower), so that the Funds also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Funds may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund’s assets than if the value were based on available market quotations.

Medium-Term Notes. A Fund may invest in medium-term notes that have remaining maturities that are consistent with the conditions of Rule 2a-7. Medium-term notes are a form of corporate debt financing. They are often issued on a regular or continuous basis without the requirement to produce a new set of legal documentation at the time of each issuance. Medium-term notes have maturities that range widely based on the needs of the issuer; although they most often mature between nine months and ten years, they may have longer maturities.

Mortgage Pass-Through Securities. Each Fund may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government entities or U.S. government-sponsored enterprises including: the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

The Funds may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest in mortgage securities issued by private non-government entities. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities or government-sponsored enterprises. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators.

In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities issued by government entities, government-sponsored enterprises or non-government entities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities.

Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Should the government adopt new laws providing mortgage borrowers with additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise allow borrowers to modify or restructure existing

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mortgages, this may negatively impact mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate. Non-government mortgage securities may be subject to greater price changes than government issues.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Funds may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA” transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Funds may use TBA transactions in several ways. For example, the Funds may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Funds will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties. The use of TBA rolls may cause the Funds to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

Mortgage Securities. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or

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tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage a securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities.

Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Also see “Asset-Backed and Commercial Mortgage-Backed Securities” and “Mortgage Pass-Through Securities.”

Municipal Securities. Each Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

Each Fund will invest in high-quality, long-term municipal bonds, municipal notes and short-term commercial paper with remaining maturities not exceeding 397 calendar days.

Non-U.S. Obligations. The Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital and transaction costs of foreign currency conversions. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S.

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economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Funds may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Participation Interests. Each Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund’s participation interest bears to the total principal amount of the underlying securities.

Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

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Restricted Securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Unrated Investments. Each Fund may purchase instruments that are not rated if, in the opinion of BFA, such obligations are of an investment quality that is comparable to other rated investments that are permitted for purchase by a Fund, and they are purchased in accordance with the Trust’s procedures adopted by the Trust’s Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by a Fund provided that, when a security ceases to be rated, BFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BFA finds that the sale of such security would not be in a Fund’s shareholders’ best interests.

To the extent the ratings given by a nationally recognized statistical ratings organization may change as a result of changes in such organization or its rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in their Prospectuses and this SAI.

U.S. Government Obligations. Each Fund may invest in U.S. government obligations, including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Ginnie Mae certificates), or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. Treasury Obligations. U.S. Treasury obligations are direct obligations of the U.S. government that are backed by the full faith and credit of the United States. U.S. Treasury obligations include, among other things, U.S. Treasury bills, notes, bonds, and the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program.

PORTFOLIO HOLDINGS INFORMATION

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund’s and Master Portfolio’s respective shareholders or interestholders, as applicable; (b) does not put the interests of the Investment

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Adviser, the Funds’ distributor, SEI Investments Distribution Co. (the “Distributor” or “SEI”), or any affiliated person of the Funds, the Master Portfolios, the Investment Adviser or the Distributor, above those of the Funds’ shareholders and the Master Portfolios’ interestholders; (c) does not advantage any current or prospective Fund shareholders or Master Portfolio interestholders over any other current or prospective Fund shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the Funds or the Master Portfolios) limiting the use of such information are in effect. None of the Funds, the Master Portfolios, the Investment Adviser or BTC receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the Funds and the Master Portfolios.

Service Providers. Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolios’ assets (“Portfolio Managers”) or who provide administrative, operational, risk management, or other support to the Portfolio Managers (“Support Staff”), and (ii) to other personnel of the Investment Adviser and the Funds’ and Master Portfolios’ service providers, such as BTC, State Street Bank and Trust Company (“State Street”) and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios’ assets and settling the Master Portfolios’ transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust’s and MIP’s Trustees; the auditors of the Funds and the Master Portfolios; counsel to the Trust or MIP, and counsel to the Trustees who are not “interested persons” of the Trust or MIP (as such term is defined in the 1940 Act) (the “Independent Trustees”); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of March 31, 2009, of all such persons and entities with which the Funds and the Master Portfolios have ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody’s® Investors Services, Inc., Standard & Poor’s® Rating Services, a division of The McGraw-Hill Companies, Inc., Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2009 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Trust and MIP believe provide an adequate safeguard for such information.

Third-Party Feeder Funds. Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder funds sponsored by institutions not affiliated with

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BFA that invest in such Master Portfolio (each, a “third-party feeder fund”) as may be necessary to (i) conduct business of the third-party feeder funds in the ordinary course in a manner consistent with agreements with the third-party feeder funds and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder funds. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder fund is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust’s and MIP’s policy described herein), and none of BFA , BTC or the Board of Trustees of the Trust or MIP exercises control over any third-party feeder fund’s policies. The following is a list, as of March 31, 2009, of third-party feeder funds and their service providers with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: Hewitt Money Market Fund, Hewitt Series Trust, Hewitt Financial Services LLC, PayPal Money Market Fund, PayPal Funds, and PayPal Asset Management, Inc. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions, to the foregoing list that have occurred since March 31, 2009 are not reflected.

In addition to the Funds, each Master Portfolio provides portfolio holdings information to the administrators or other service providers for other feeder funds sponsored by BTC or institutions affiliated with BFA that invest in such Master Portfolio as may be necessary to (i) conduct business of such feeder funds in the ordinary course in a manner consistent with arrangements with the feeder funds and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the feeder funds. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each feeder fund is subject to the terms and duties of confidentiality applicable to its own portfolio holdings (which may be different than the Trust’s and MIP’s policy described herein). The following is a list, as of March 31, 2009, of such feeder funds: Barclays Global Investors Cayman Prime Money Market Fund, Ltd. and BGI Cayman Treasury Money Market Fund Ltd. From time to time, portfolio holdings information may be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information) to these feeder funds. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2009 are not reflected.

BFA, BTC and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

Securities and Exchange Commission Filings. Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on such Fund’s fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

Other Public Disclosure. A Fund or its related Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the Funds and the Master Portfolios intend

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that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of March 31, 2009, of all such persons and entities with which the Funds or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: iMoney Net (weekly) and Bloomberg (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since March  31, 2009 are not reflected.

Approved Recipients. The Funds’ and the Master Portfolios’ Chief Compliance Officer may also authorize disclosure of portfolio holdings information to approved recipients pursuant to the above policy.

The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Trust’s and MIP’s policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

MANAGEMENT

The Trust’s Board of Trustees has responsibility for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. The Trust, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each other Trustee of the Trust also serves as a Trustee for MIP. The address for each Trustee and Officer is Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. As of December 1, 2009 the persons listed below were elected by shareholders to serve as the Board of Trustees of the Trust and MIP (each a “New Trustee”).

Interested Trustee

Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Richard S. Davis (64)	Trustee (since 2009)	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	175 Funds 285 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

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Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Henry Gabbay (62)	Trustee (since 2009)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	175 Funds 285 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Independent Trustee

Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
David O. Beim (69)	Trustee (since 2009)	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and culture center) from 1990 to 2006

Ronald W. Forbes (69)	Trustee (since 2009)	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Dr. Matina S. Horner (70)	Trustee (since 2009)	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	NSTAR (electric and gas utility)

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Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Rodney D. Johnson (68)	Trustee (since 2009)	President, Fairmont Capital Advisors, Inc. since 1987.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Director, Fox Chase Cancer Center since 2002; Member of Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006

Herbert I. London (70)	Trustee (since 2009)	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	AIMS Worldwide, Inc. (marketing); Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005

Cynthia A. Montgomery (57)	Trustee (since 2009)	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Newell Rubbermaid, Inc. (manufacturing); Director, McLean Hospital since 2005.

19

Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Joseph P. Platt (62)	Trustee (since 2009)	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner Amarna Corporation, LLC (private investment company) from 2002 to 2008.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. (64)	Trustee (since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Toby Rosenblatt (71)	Trustee (since 2009)	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, the James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	A.P. Pharma Inc. (specialty pharmaceuticals)

20

Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Kenneth L. Urish (58)	Trustee (since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, the Pennsylvania State University Accounting Department since 2001.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007

Frederick W. Winter (64)	Trustee (since 2009)	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and dean thereof from 1997 to 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Director, Alkon Corporation (pneumatics) since 1992; Director Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008

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Officers

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers
Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA 40 East 52nd St. New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005; Director of BlackRock, Inc. since 1998.

Jeffrey Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Simon Mendelson 40 East 52nd St. New York, NY 10022 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

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Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Christopher Stavrakos, CFA 40 East 52nd St. New York, NY 10022 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

Committees. Effective December 1, 2009, the Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Trust; (3) review the conduct and results of each independent audit of the Trust’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Trust and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Trust’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Trust’s investments; and (8) resolve any disagreements between Trust management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

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The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.

The members of the Compliance Committee (the “Compliance Committee”) are Joseph P. Platt, Jr. (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund related activities of BlackRock and the Trust’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Trust’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Trust’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

The members of the Performance Oversight Committee (the “Performance Committee”) are David O. Beim (chair), Toby Rosenblatt (vice-chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Trustees, and Richard S. Davis, who is an interested Trustee. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Funds’ investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Funds’ investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee.

The members of the Executive Committee (the “Executive Committee”) are Ronald W. Forbes, Rodney D. Johnson and Richard S. Davis. Messrs. Forbes and Johnson are Independent Trustees and Mr. Davis is an interested Trustee. The principal responsibilities of the Executive Committee are to (i) act on routine matters between meetings of the Board of Trustees, (ii) act on such matters as may require urgent action between meetings of the Board of Trustees, and (iii) exercise such other authority as may from time to time be delegated to the Committee by the Board of Trustees. The Board has adopted a written charter for the Executive Committee.

Prior to December 1, 2009 there were two standing committees of the Board of Trustees—the Nominating and Governance Committee and the Audit Committee. Members of the Nominating and Governance Committee and the Audit Committee included each Independent Trustee. The Nominating and Governance Committee was responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for the Trust. The Nominating and Governance Committee generally did not consider nominees recommended by shareholders, but may have done so if the

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Nominating and Governance Committee deemed it appropriate. Shareholders who wanted to recommend nominees could have contacted the Nominating and Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes: (a) the shareholder’s name and address; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. Mary G.F. Bitterman, a former Trustee, served as Chairperson of the Nominating and Governance Committee. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held two meetings.

The Audit Committee operated pursuant to a separate charter and was responsible for, among other things, overseeing the Funds’ accounting and financial reporting practices, reviewing the results of the annual audits of the Funds’ financial statements and interacting with the Funds’ independent auditors on behalf of the full Board. A. John Gambs, a former Trustee, served as Chairperson of the Audit Committee. During the fiscal year ended December 31, 2008, the Audit Committee held four meetings.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of interests in each Fund beneficially owned by the Trustee and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Dollar range of equity securities in the funds and the family of investment companies (as of August 31, 2009)

Interested Trustees	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury	Aggregate Dollar Range of Securities in the Family of Investment Companies
Richard S. Davis	0	0	0	0	0
Henry Gabbay	0	0	0	0	0
David O. Beim	0	0	0	0	0
Ronald W. Forbes	0	0	0	0	0
Dr. Martina S. Horner	0	0	0	0	0
Rodney D. Johnson	0	0	0	0	0
Herbert I. London	0	0	0	0	0
Cynthia A. Montgomery	0	0	0	0	0
Joseph P. Platt	0	0	0	0	0
Robert C. Robb, Jr.	0	0	0	0	0
Toby Rosenblatt	0	0	0	0	0
Kenneth L. Urish	0	0	0	0	0
Frederick W. Winter	0	0	0	0	0

Ownership of Securities of Certain Entities. The Independent Trustees and their immediate family members, as of December 31, 2008, did not own any securities of BFA, the Distributor, or any entity controlling, controlled by, or under common control with BFA or the Distributor as of such a date, unless noted above.

Codes of Ethics. The Trust, BFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies of the Master Portfolios. The following is a discussion of the proxy voting policies of the Master Portfolios in which the Funds invest.

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MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of BFA, the investment adviser to the Master Portfolios. MIP has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for each Master Portfolio in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best long-term economic interests of such Master Portfolio. In some cases, BFA may determine that it is in the best long-term economic interests of a Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by its clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes.

Based on BFA’s evaluation of this relationship, BFA believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Master Portfolio. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio’s affiliates (if any), BFA or BFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	Each Master Portfolio generally supports the board’s nominees in uncontested elections of directors and generally supports proposals that strengthen the independence of boards of directors;

•	Each Master Portfolio generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

•

Each Master Portfolio generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Master Portfolio, a Master Portfolio’s affiliates (if any), BFA or BFA’s affiliates, or SEI or SEI’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

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Information with respect to how BFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-768-2836 (toll-free); and (ii) on the SEC’s website at www.sec.gov.

Shareholder Communication to the Board of Trustees. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to BlackRock Funds III Board of Trustees, c/o BlackRock, Inc.—Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

Compensation of Trustees. Effective December 1, 2009, each Trustee who is a Independent Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the funds in the Equity Liquidity-Complex, including the Trust and Master Investment Portfolio, and a $25,000 Board meeting fee for each in-person Board meeting attended, up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Board of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Chair of the Joint Product Pricing Committee, who does not oversee funds in the Equity-Liquidity Complex, is paid an annual retainer of $25,000, which is subject to the 10% discount enacted by the Boards and is allocated among all of the non-money market funds in the open-end fund complexes (other than iShares Trust and iShares, Inc.) advised by BFA and its affiliates (the “BlackRock Fund Complexes”).

Mr. Gabbay is an interested Trustee of the Trust and serves as an interested Board member of the other funds which comprise the BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a Board member of each of the BlackRock Fund Complexes, (i) an annual retainer of $412,500 allocated to the funds in the BlackRock Fund Complexes, including the Trust and MIP, and (ii) with respect to the open-end BlackRock Fund Complexes, a Board meeting fee of $18,750 to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such open-end BlackRock Fund Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in the BlackRock Fund Complexes (including the Trust and Master Investment Portfolio) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board members serving on such boards. The Board of the Trust or of any other fund in a BlackRock Fund Complex may modify the Board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009, the Trust pays each Independent Trustee the Trust’s allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of

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$60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee; (iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee is paid the Trust’s allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee is paid the Trust’s allocable share of an annual fee of $5,000. The Lead Independent Trustee is paid the Trust’s allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses are allocated between the Trust and MIP, based on their respective assets under management.

During the period January 1, 2008 through December 31, 2008, the Trust paid each Independent Trustee the Trust’s allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $50,000; (ii) a per meeting fee of $5,500 for meetings of the Board attended by the Trustee; and (iii) a committee meeting fee of $2,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust’s allocable share of an annual fee of $8,500 and the Chairperson of the Nominating and Governance Committee was paid the Trust’s allocable share of an annual fee of $3,000. The Lead Independent Trustee was paid the Trust’s allocable share of an additional annual base fee of $15,000. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

As of December 1, 2009, the members of the Board of Trustees of BlackRock Funds III listed below resigned (each a “Previous Trustee”). The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2008. Compensation is not shown for the New Trustees because they did not serve as Trustees of the Trust until December 1, 2009.

Compensation for the fiscal year ended December 31, 2008

Name of Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from Fund Complex(1)
Lee T. Kranefuss	$0	$0
H. Michael Williams	0	0

Name of Independent Trustees	Aggregate Compensation from the Trust	Total Compensation from Fund Complex(1)
Mary G. F. Bitterman	$30,834	$117,000
A. John Gambs(2)	35,216	133,500
Hayne E. Leland	30,104	114,000
Jeffrey M. Lyons	32,979	125,000
Wendy Paskin-Jordan(3)	31,478	119,500
Leo Soong(4)	36,530	138,500

(1)	Includes compensation for services on the Board of Trustees of MIP.
(2)	Previously the Audit Committee Chair.
(3)	Previously the Nominating and Governance Committee Chair.
(4)	Previously the Lead Independent Trustee.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2009, the shareholders below were known by the Trust to own 5% or more of the outstanding shares of the specified Fund’s outstanding Capital, Institutional, Premium, Select, SL Agency, Trust and Aon Captives Shares, as the case may be, in the listed capacity.

Name of Fund	Name and Address of Shareholder	Percentage of Share Class	Nature of Ownership
BlackRock Cash Funds: Prime—Capital Shares	The Ryland Corporation 24025 Park Sorrento Calabasas, CA 91302	5%	Record

	Bear Stearns Securities Corporation One Metrotech Center North Brooklyn, NY 11201	5%	Record

	Banc of America Securities LLC 200 N College Street Charlotte, NC 28255	10%	Record

	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	20%	Record

	Goldman, Sachs & Co. 71 South Wacker Drive Suite 500 Chicago, IL 60606	61%	Record

Institutional Shares	County of Santa Clara 70 W. Hedding East Wing, 6TH Floor San Jose, CA 95110	5%	Record

	Delta Air Lines, Inc. 1030 Delta Blvd. Atlanta, GA 30354	5%	Record

	Wilmington Trust Company P.O. Box 8882 Wilmington, DE 19899	5%	Record

	General Electric Capital Corporation 201 High Ridge Road Stamford, CT 06927	5%	Record

	Electronic Arts Inc. 209 Redwood Shores Parkway Redwood City, CA 94065	5%	Record

	Archer-Daniels-Midland Company 4666 Faries Parkway Decatur, IL 62525	8%	Record

	Stichting Pensioenfonds ABP 175 Federal Street Boston, MA 02110	8%	Record

	Securities Finance Trust Company 175 Federal Street 11th Floor Boston, MA 02110	9%	Record

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Name of Fund	Name and Address of Shareholder	Percentage of Share Class	Nature of Ownership
	Toyota Motor Credit Corporation 19001 South Western Avenue Torrance, CA 90501	9%	Record

	Government Development Bank for Puerto Rico De Diego Avenue, Stop 22 San Juan, Puerto Rico 00907	10%	Record

Premium Shares	Hare & Co c/o Bank of New York 111 Sanders Creek Parkway East Syracuse, NY 13057	5%	Record

	ADP Pacific, Inc. 800 Delaware Avenue Wilmington, DE 19801	6%	Record

	Mellon Financial Markets f/b/o United Health Group One Mellon Center 500 Grant Street Pittsburg, PA 15258	7%	Record

	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	16%	Record

	Mellon Bank, N.A. One Mellon Bank Center 500 Grant Street Pittsburg, PA 15258	21%	Record

	Chicago Mercantile Exchange, Inc. 20 South Wacker Drive Chicago, IL 60606	27%	Record

Select Shares	Banc of America Securities LLC 200 N College Street Charlotte, NC 28255	16%	Record

	Union Bank 530 B Street San Diego, CA 92101	21%	Record

	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	62%	Record

Trust Shares	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	100%	Record

BlackRock Cash Funds: Institutional—Capital Shares	J.P. Morgan Clearing Corporation One Metrotech Center North Brooklyn, NY 11201	100%	Record

Institutional Shares	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5%	Record

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Name of Fund	Name and Address of Shareholder	Percentage of Share Class	Nature of Ownership
	Charles Schwab Corporation 101 Montgomery Street San Francisco, CA 94104	5%	Record

	Barclays Bank Delaware 100 S. West Street Wilmington, DE 19801	5%	Record

	Deloitte & Touche LLP 4022 Sells Drive Hermitage, TN 37076	14%	Record

	Ernst & Young LLP 200 Plaza Drive Secaucus, NJ 07094	16%	Record

	Electronic Arts Inc. 209 Redwood Shores Parkway Redwood City, CA 94065	17%	Record

	Toyota Motor Credit Corporation 19001 South Western Avenue Torrance, CA 90501	23%	Record

Premium Shares	Chicago Mercantile Exchange, Inc. Firm Account 30 South Wacker Drive Chicago, IL 60606	9%	Record

	Chicago Mercantile Exchange, Inc. Customer Segregated 30 South Wacker Drive Chicago, IL 60606	14%	Record

	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	74%	Record

Select Shares	Bear Stearns Securities Corporation One Metrotech Center North Brooklyn, NY 11201	6%	Record

	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	91%	Record

Trust Shares	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	15%	Record

	FTCI Agent Revenue 600 Fifth Avenue New York, NY 10020	81%	Record

Aon Captives Shares	Bom Ambiente Insurance Company P.O. Box 69 GT Grand Cayman Island	12%	Record

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Name of Fund	Name and Address of Shareholder	Percentage of Share Class	Nature of Ownership
	Barclays Nominees (Manx) LTD Barclays House Victoria Street P.O. Box 9 Douglas Isle of Man, UK IM99 1AJ	40%	Record

	NRI Insurance Company 76 St. Paul Street Burlington, VT 05401	43%	Record

BlackRock Cash Funds: Government—Capital Shares	Barclays California Corporation 400 Howard Street San Francisco, CA 94105	100%	Record

Institutional Shares	Electronic Arts Inc. 209 Redwood Shores Parkway Redwood City, CA 94065	15%	Record

	District of Columbia Government Capital Bond Proceeds 1275 K Street NW Washington, DC 20005	85%	Record

Premium Shares	Calhoun & Co. 411 West Lafayette MC 3455 Detroit, MI 48226	100%	Record

Select Shares	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	100%	Record

Trust Shares	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	100%	Record

BlackRock Cash Funds: Treasury—Capital Shares	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	100%	Record

Institutional Shares	CenturyTel Service Group, LLC 100 CenturyTel Drive Monroe, LA 71203	16%	Record

	Calpine Corporation 717 Texas Avenue Houston, TX 77002	82%	Record

Premium Shares	Mellon Bank, N.A. One Mellon Bank Center 500 Grant Street Pittsburg, PA 15258	7%	Record

	Pacific Maritime Association 555 Market Street San Francisco, CA 94105	23%	Record

	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	67%	Record

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Name of Fund	Name and Address of Shareholder	Percentage of Share Class	Nature of Ownership
Select Shares	Wendel & Co. 1 Wall Street New York, NY 10286	17%	Record

	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	82%	Record

Trust Shares	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	100%	Record

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

As of July 31, 2009, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

Potential Conflicts of Interest. The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), Barclays PLC(“Barclays”), The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”)(BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that

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engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

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From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

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Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

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BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies of the Master Portfolios.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

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BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Determination of Net Asset Value” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Trustees. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

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BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

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BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of Blackrock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser. The Funds are feeder funds in a master/feeder structure. As a result each Fund invests all of its assets in a related Master Portfolio of MIP. The Master Portfolios have retained BFA as the investment adviser to manage their assets.

Advisory Fees. BFA is entitled to receive monthly fees at the annual rate of 0.10% of each Master Portfolio’s average daily net assets. From time to time, BFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of each Master Portfolio and, accordingly, have a favorable impact on its performance. BFA has contractually agreed to waive a portion of its advisory fees and accept payment at an annual rate of 0.07% from May 1, 2006 through December 1, 2011 with respect to each Master Portfolio. Pursuant to the advisory contracts between BFA and the Master Portfolios (“Advisory Contracts”), BFA furnishes MIP’s Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolios.

BFA is a wholly-owned subsidiary of BTC. BTC is a wholly-owned subsidiary of BlackRock, Inc.

The applicable Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days’ written notice, by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

For the fiscal years shown below, the related Master Portfolio of each Fund paid, with respect to the Funds, the following advisory fees to BFA, net of waivers and/or offsetting credits:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$6,970,881	$6,437,462	$7,351,730
BlackRock Cash Funds: Institutional	$4,184,973	$4,501,600	$2,987,792
BlackRock Cash Funds: Government	$119,967	$80,695	$338,656
BlackRock Cash Funds: Treasury	$(23,305)	$(12,949)	$105,393

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For the fiscal years shown below, BFA waived the following advisory fees with respect to the Funds:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$1,703,570	$3,165,643	$5,840,665
BlackRock Cash Funds: Institutional	$1,272,918	$1,952,742	$1,738,528
BlackRock Cash Funds: Government	$31,382	$45,410	$385,042
BlackRock Cash Funds: Treasury	$85,545	$153,279	$455,287

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolios (collectively referred to as the “MIP Independent Expenses”) are paid directly by the Master Portfolios. For the fiscal year ended December 31, 2006, BFA voluntarily agreed to cap the non-extraordinary expenses of the Master Portfolios at the rate at which the Master Portfolios paid advisory fees to BFA and, therefore, BFA provided an offsetting credit against the advisory fees paid by the Master Portfolios in an amount equal to the MIP Independent Expenses. For the period from January 1, 2007 to December 1, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against advisory fees paid by the Master Portfolios in which the Funds invest:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$87,361	$110,458	$142,232
BlackRock Cash Funds: Institutional	$57,289	$54,913	$68,692
BlackRock Cash Funds: Government	$24,138	$25,260	$14,818
BlackRock Cash Funds: Treasury	$23,305	$25,470	$14,890

Administrator. The Trust has engaged BTC to provide certain administration services to the Funds. Pursuant to an Administration Agreement with the Trust, BTC provides as administration services, among other things: supervision of the administrative operation of the Trust and the Funds, provision of management reporting and treasury administration services, financial reporting, legal and tax services, and preparation of proxy statements and shareholder reports for the Funds. BTC also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Funds’ Investment Adviser. BTC also pays the compensation of the Trust’s Trustees who are not Independent Trustees and of officers and employees who are affiliated with the Trust. For providing such services, BTC is entitled to a monthly fee at an annual rate of 0.05% of each Fund’s average daily net assets for the Aon Captives Shares and Institutional Shares, 0.07% of each Fund’s average daily net assets for the Capital Shares, 0.10% of each Fund’s average daily net assets for the Premium Shares, 0.15% of each Fund’s average daily net assets for the Select Shares (0.13% pursuant to BTC’s contractual agreement to waive a portion of its administration fees for the Select Shares from September 1, 2006 to December 1, 2011), 0.38% of each Fund’s average daily net assets for the Trust Shares and 0.02% of each Fund’s average daily net assets for the SL Agency Shares. BTC has contracted with State Street to provide certain sub-administration services to the Funds. BTC, not the Funds, is responsible for providing compensation to State Street for such services.

BTC also may engage and supervise Shareholder Servicing Agents and Servicing Agents, as defined in “Shareholder Servicing Agents” below, on behalf of the Funds.

In addition, BTC has agreed to bear all costs of the Funds’ and the Trust’s operations, including, in the case of each Fund’s Aon Captives Shares and Institutional Shares, shareholder servicing fees of up to 0.05%, in the case of each Fund’s Capital Shares, shareholder servicing fees of up to 0.07%, in the case of each Fund’s Premium Shares, shareholder servicing fees of up to 0.10%, in the case of each Fund’s Select

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Shares, shareholder servicing fees of up to 0.15%, and, in the case of each Fund’s Trust Shares, shareholder servicing fees of up to 0.25% and processing fees of up to 0.13%, but not including brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust’s Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

BTC is not entitled to compensation for providing administration services to a Master Portfolio for so long as BTC is entitled to compensation for providing administration services to the Fund that invests substantially all of its assets in the Master Portfolio, or BTC or an affiliate receives advisory fees from the Master Portfolio. Each Fund having multiple classes allocates all expenses of the Master Portfolio, including the Master Portfolio’s advisory fee, to each share class in proportion to the aggregate net asset value of such class as compared to all classes of the Fund in accordance with the Fund’s multi-class plan under Rule 18f-3 under the 1940 Act.

For the fiscal years shown below, the Funds paid the following administration fees to BTC, net of waivers and/or offsetting credits:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$4,288,650	$5,744,756	$8,347,734
BlackRock Cash Funds: Institutional	$1,982,245	$3,486,851	$3,284,691
BlackRock Cash Funds: Government	$127,639	$128,229	$339,160
BlackRock Cash Funds: Treasury	$(9,603)	$60,324	$137,759

For the fiscal years shown below, BTC waived the following administration fees with respect to the Funds:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$462,858	$99,502	$262,311
BlackRock Cash Funds: Institutional	$1,182,953	$975,803	$9,735
BlackRock Cash Funds: Government	$2,845	$5,123	$71,481
BlackRock Cash Funds: Treasury	$39,028	$37,194	$201,343

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds (collectively referred to as the “Independent Expenses”) are paid directly by the Funds. For the fiscal year ended December 31, 2006, BTC voluntarily agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the Independent Expenses. For the period from January 1, 2007 to December 1, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the Funds for such BTC Independent Expenses.

For the fiscal years shown below, BTC provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the Funds:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$80,681	$103,690	$151,738
BlackRock Cash Funds: Institutional	$54,048	$82,919	$60,278
BlackRock Cash Funds: Government	$17,259	$18,099	$13,706
BlackRock Cash Funds: Treasury	$16,432	$18,303	$13,953

Distributor. SEI is the distributor for the Funds’ shares. SEI is a registered broker-dealer located at One Freedom Valley Drive, Oaks, PA 19456. SEI is a provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing.

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SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers (“Selling Agents”). BTC presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities. In addition, SEI provides certain compliance related, sales related and other services for the Funds pursuant to a Service Standards Agreement with BTC, and BTC compensates SEI for these services.

BlackRock Cash Funds: Institutional—Aon Captives Shares Distribution Plan. With respect solely to the BlackRock Cash Funds: Institutional, the Fund has adopted a distribution plan (a “Plan”) for its Aon Captives Shares that authorizes, under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, payment for distribution-related expenses and compensation for distribution-related services, including on-going compensation to selling agents, in connection with the Aon Captives Shares.

The Plan was adopted by the Trust’s Board of Trustees, including a majority of the Independent Trustees who had no direct or indirect financial interest in the Plan. The Plan was adopted because of its anticipated benefits to the Fund. The anticipated benefits include: easier and more effective management as a result of steady inflows of cash from the sale of new shares, a reduction in the expense ratio as a result of achieving economies of scale, lower transaction costs or better prices as a result of the ability to purchase larger blocks of securities, and avoidance of the forced sale of securities to meet redemptions that might adversely affect the performance of the Fund. Under the Plan and pursuant to the related Distribution Agreement with SEI, the BlackRock Cash Funds: Institutional may pay the Distributor, as compensation for distribution- related services or as reimbursement for distribution-related expenses, monthly fees at the annual rate of up to 0.10% of the average daily net asset value (“NAV”) of the BlackRock Cash Funds: Institutional’s Aon Captives Shares. Aon Securities Corporation (“Aon”) has executed a Selling Group Agreement with SEI that enables Aon to serve as the exclusive distributor for the Aon Captives Shares. The Aon Captives Shares are sold primarily to captive insurance companies administered by Aon Insurance Managers, the captive management and risk finance consulting arm of Aon.

The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority (“FINRA” and f/k/a the National Association of Securities Dealers, Inc. (“NASD”)) under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of BlackRock Cash Funds: Institutional shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The BlackRock Cash Funds: Institutional currently does not have a distribution plan in place for its Premium, Capital, Institutional, Select or Trust Shares. Shareholders of the Premium, Capital, Institutional, Select or Trust Shares of each Fund do not pay any fees for distribution services. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement related to the Plan also must be approved by such vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Aon Captives Shares of the Fund or by the vote of a majority of the Independent Trustees on not more than 60 days’ written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund,

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and no material amendment to the Plan may be made except by a majority of both the Board of Trustees and the Independent Trustees. The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. Rule 12b-1 also requires that the selection and nomination of Independent Trustees be made by such Independent Trustees.

For the fiscal years ended December 31, 2008, the Aon Captives Shares of the BlackRock Cash Funds: Institutional paid distribution fees in the amount of $95,080 under the Plan. Payments are made by the Fund pursuant to each Plan regardless of expenses incurred by the Distributor. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from BTC, BFA, SEI or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agents. The Premium, Capital, Institutional, Select and Trust Shares of the Funds have adopted a Shareholder Servicing Plan pursuant to which they have entered into Shareholder Servicing Agreements with BTC and other entities, and BTC may also enter into Shareholder Servicing Agreements with such other entities (including BlackRock, BRIL, BAC, Merrill Lynch, PNC, Barclays and their affiliates) (collectively, “Shareholder Servicing Agents”) for the provision of certain services to Fund shareholders.

The Trust Shares of the Funds have also adopted a Shareholder Servicing and Processing Plan pursuant to which they or BTC have entered into Shareholder Servicing and Processing Agreements with certain financial institutions, securities dealers and other industry professionals (collectively, “Servicing Agents”) for providing services to the Trust Class shareholders.

The Shareholder Servicing Plan services provided by BTC or Shareholder Servicing Agents may include serving as an agent of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled “Administrator,” BTC pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust’s Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BTC or the Funds’ other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.05% of the average daily net assets of each Fund represented by the Institutional Shares owned, up to 0.07% of the average daily net assets of each Fund represented by the Capital Shares owned, up to 0.10% of the average daily net assets of each Fund represented by the Premium Shares owned, up to 0.15% of the average daily net assets of each Fund represented by the Select Shares owned, and up to 0.25% of the average daily net assets of

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each Fund represented by the Trust Shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the NASD Conduct Rules, whichever is less.

Pursuant to the Shareholder Servicing and Processing Plan for the Trust Shares, Servicing Agents provide personal services relating to the aggregation and processing of purchase and redemption orders, processing of dividend payments, certain sub-accounting services, transmission and receipt of funds in connection with purchase and redemption orders, verification of certain personal information in connection with the purchase or redemption of Fund shares, and generating and distributing periodic statements and other information as required. For these services, each Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.13% of the average daily net assets of each Fund represented by the Trust Shares owned during the period for which payment is being made by investors with whom the Servicing Agent maintains a servicing arrangement.

For the fiscal years shown below, BTC paid shareholder servicing fees on behalf of the Funds in the following amounts:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$1,474,124	$1,673,484	$2,934,363
BlackRock Cash Funds: Institutional	$1,086,270	$1,614,028	$1,004,245
BlackRock Cash Funds: Government	$78,215	$88,618	$71,378
BlackRock Cash Funds: Treasury	$6,934	$37,357	$35,231

A Shareholder Servicing Agent (or Servicing Agent for the Trust Class) also may impose certain conditions on its customers, subject to the terms of the Funds’ Prospectuses and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Shareholder Servicing Agents may charge their clients additional fees for account-related services. Shareholder Servicing Agents may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Shareholder Servicing Agent. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Shareholder Servicing Agent will provide you with specific information about any service fees you will be charged.

Non-plan Payments. BlackRock and certain of its affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock or its affiliates may compensate affiliated and unaffiliated entities (including BlackRock, BRIL, BAC, Merrill Lynch, PNC, Barclays and their affiliates, and entities that may also be serving as distribution agents or Shareholder Servicing Agents of the Fund) (collectively, “Service Organizations”) for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These payments that are not associated with a Shareholder Servicing Plan or distribution plan and are therefore referred to as “non-Plan payments”. The non-Plan payments would be in addition to a Fund’s payments described in this Statement of Additional Information for distribution (if the Fund has adopted a distribution plan pursuant to Rule 12b-1) and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares;

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payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BlackRock and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BlackRock’s or its affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BlackRock or its affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund. As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments in association with sale and distribution of products other than the Funds, that are advised or offered by BlackRock or its affiliates: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc., Commonwealth Equity Services, LLP (Commonwealth Financial Network), Wells Fargo and/or broker-dealers and other financial services firms under common control with the above organizations (or their assignees).

Other Distribution Arrangements. If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BlackRock and its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BlackRock and its affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

Custodian. State Street has been retained to act as custodian for the Funds and the Master Portfolios and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Funds and the Master Portfolios; receives and delivers all assets for each Fund and each Master Portfolio upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Funds and the Master Portfolios. State Street is not entitled to compensation for providing custody services to each Fund and each Master Portfolio pursuant to the Custody Agreement so long as it receives compensation from BTC for providing sub-administration services to the Trust, on behalf of the Funds.

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Transfer and Dividend Disbursing Agent. State Street has also been retained to act as the transfer and dividend disbursing agent for the Funds and the Master Portfolios. For its services as transfer and dividend disbursing agent to the Funds and the Master Portfolios, State Street is paid fees based on the Funds’ and the Master Portfolios’ net assets. State Street is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BTC has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers, LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

Legal Counsel. Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust, MIP and BFA.

DETERMINATION OF NET ASSET VALUE

The Master Portfolios use the amortized cost method to determine the value of their respective securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method results in a lower value of each Fund’s portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from making an investment in the Funds using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value their portfolios using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days (about 13 months) or less, and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable-rate and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, each Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund’s net asset value per share as determined by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds  1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, such action may include redeeming shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the

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average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption. The Funds are generally open Monday through Friday and are closed on weekends and are generally closed on all other days that the Fedwire Funds Service (the “Fedwire”) is closed or the primary markets for the Master Portfolios’ portfolio securities (i.e., the bond markets) are closed. The BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day. The BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The holidays on which both the Fedwire and the primary markets for the Master Portfolios’ portfolio securities are closed currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Fund. An investor’s investment in the Funds and/or other investment vehicles managed or maintained by BFA or its affiliates may be aggregated when determining whether an investor meets a minimum investment amount. The minimum initial investment amounts for the classes of the Funds may be reduced or waived by BFA. On any day a Fund closes early, purchase and redemption orders received after the Funds’ closing time will be executed on the next business day. In addition, the Funds reserve the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC and applicable law.

In-Kind Purchases. Payment for shares of the Funds may, at the discretion of BFA, be made in the form of securities that are permissible investments for the Funds and must meet the investment objectives, policies and limitations of the Funds as described in their Prospectuses. In connection with an in-kind securities payment, the Funds may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Funds or the Master Portfolios; (ii) are accompanied by satisfactory assurance that the Funds will have good and marketable title to such securities received by them; (iii) are not subject to any restrictions upon resale by the Funds; (iv) be in proper form for transfer to the Funds; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Funds engaged in the in-kind purchase transaction and must be delivered to such Fund or Funds by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. A Fund immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

Suspension of Redemption Rights or Payment of Redemption Proceeds. The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, each Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances. Generally, those extraordinary circumstances are when (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund’s investment is not reasonably practicable; or (iv) for such other periods as the SEC by order may permit.

Declaration of Trust Provisions Regarding Redemptions at Option of Trust. As provided in the Declaration of Trust, the Trustees may require Shareholders to redeem Shares for any reason under

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terms set by the Trustees, including, but not limited to, the failure of a Shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Shares issued to him.

PORTFOLIO TRANSACTIONS

Since the Funds invest all of their assets in portfolios of MIP, set forth below is a description of the Master Portfolios’ policies governing portfolio securities transactions.

General. Subject to policies established by the Board of Trustees, BFA is primarily responsible for the execution of a Master Portfolio’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. The following disclosure provides some more detail regarding the Master Portfolio’s practices regarding Portfolio Transactions. Depending on its investment objective, a Master Portfolio may not engage in some of the transactions described below.

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

A Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio.

Payments of commissions to brokers who are affiliated persons of the Master Portfolio with respect to the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

Each Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund and interests of the Master Portfolios are redeemable on a daily basis in U.S. dollars, each Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Master Portfolio’s portfolio strategies.

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Each Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Master Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC and the policies or investment objectives of the Fund and Master Portfolio. As a result, the portfolio turnover rates of a Master Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a money market fund, the turnover rates should not adversely affect the Master Portfolio’s net asset values or net income.

A Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. Because the portfolios of the Funds consist of securities with relatively short-term maturities, the Funds expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Funds since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Funds usually will not incur brokerage expenses or excessive transaction costs.

Securities of Regular Broker-Dealers. As of December 31, 2008, none of the Master Portfolios owned securities of their “regular brokers or dealers” (as defined in the 1940 Act) or their parents, except as disclosed below:

Master Portfolio	Regular Broker-Dealer or Parent	Amount
Money Market Master Portfolio	Goldman Sachs Group Inc. (The)	$300,000,000

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Frequent Trading of Fund Shares. Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on funds and their shareholders. Depending on various factors, such as the size of a fund’s portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of a fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Trust and MIP have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. MIP’s Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objectives and strategies of the Master Portfolios. The Trust’s Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investments in Master Portfolios, the policies of the Master Portfolios, and the historical nature of flows into and out of the Funds.

DISTRIBUTIONS AND TAXES

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. Each Fund has elected to be treated, has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M

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of the Code as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of a trust. Furthermore, each Fund separately determines its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in Section 851(h) of the Code. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to U.S. federal income tax on the investment company taxable income and “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the calendar year in which it was declared. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements described above, the Fund would be taxed in the same manner as an ordinary U.S. corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders would also be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be

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required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax. A 4% non-deductible excise tax will be imposed on each Fund to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year, (ii) at least 98% of its net capital gain income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) for the 12 month period ending on October 31, and (iii) all of its ordinary income and net capital gain income from previous years that was not distributed or subject to tax during such years. Each Fund intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such capital gains. The Funds cannot carry back or carry forward any net operating losses. As a money market fund, each Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect. As of December 31, 2008, the Funds had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the year indicated:

Fund	Expiring 12/31/2016
BlackRock Cash Funds: Prime	$5,260,463
BlackRock Cash Funds: Institutional	—
BlackRock Cash Funds: Government	—
BlackRock Cash Funds: Treasury	—

Investment Through the Master Portfolios. The Funds seek to continue to qualify as regulated investment companies by investing their assets through the Master Portfolios. Each Master Portfolio is treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in a Master Portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., “passed-through” to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as the Funds) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

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Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses. If the Fund has held the disposed securities for more than one year at the time of disposition, such gains and losses generally are treated as long-term capital gains or losses.

If a Fund purchases a debt obligation with original issue discount (“OID”), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, usually at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day

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after the close of the Fund’s taxable year, the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Fund’s risk of loss with respect to such position is not reduced at any time during such 60-day period.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions made throughout the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must generally be reported on each Fund shareholder’s U.S. federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each Fund has sufficient earnings and profits, distributions from investment company taxable income are taxable as ordinary income. Since each Fund’s income is derived from sources that do not pay “qualified dividend income,” as defined in Section 1(h)(11)(B) of the Code, distributions from investment company taxable income of the Funds generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

Distributions designated by a Fund as a “capital gain dividend”, if any, will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of a Fund’s taxable year. Normally the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Distributions from each Fund paid to corporate shareholders are not expected to qualify for the dividends-received deductions generally available to corporate taxpayers. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Ginnie Mae or Fannie Mae securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales of Fund Shares. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if Fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares.

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As long as the Funds maintain a constant net asset value of $1.00 per share, generally no gain or loss should be recognized upon the sale of Fund shares. If a shareholder recognizes gain or loss on the sale of Fund shares, this gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale. If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the same Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the Fund would be eligible to file an annual election with the IRS pursuant to which the Fund could pass-through to its shareholders on a PRO RATA basis foreign income and similar taxes paid by the Fund, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, none of the Funds expects to qualify for this election.

Federal Income Tax Rates. As of the date of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) capital gain dividends is 15%; and (iii) long-term capital gains generally is 15%. An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends and long-term capital gains may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income, capital gain dividends, and long-term capital gains generally is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Back-Up Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“back-up withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder’s social security or other “taxpayer identification number” (“TIN”) provided is correct and that the shareholder is not subject to back-up withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to back-up withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase for taxable years beginning after December  31, 2010.

Tax-Deferred Plans. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans, Savings

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Incentive Match Plans for Employees, Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Foreign Shareholders. With respect to taxable years of a Fund beginning before January 1, 2010, certain distributions, if designated by a Fund as “interest-related dividends,” that are generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from U.S. federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). If applicable, each Fund may choose to designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a Fund, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2010, “short-term capital gain distributions” (defined below) are not subject to U.S. federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning before January 1, 2010, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are “effectively connected” with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not “effectively connected” for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income withholding tax at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were “effectively connected” with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. federal income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are certain distributions that a Fund may choose to designate as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to the Fund’s net short-term capital gain.

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If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will be deemed to be property situated in the United States and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). With respect to estates of decedents dying before January 1, 2010, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares are not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that are “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bear to the total assets of the Fund. In general, no U.S. federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under U.S. federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of 11 separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds. Except to the extent the 1940 Act expressly grants to shareholders the power to vote on such termination(s), the Trust, or any series (or class) thereof, may be terminated at any time by the Trustees with written notice to the shareholders.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Fund’s fundamental investment policies.

Voting. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund’s fundamental investment policy would be voted upon only by shareholders of that Fund. Additionally, approval of a Master Portfolio’s Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses of each Fund and in this SAI, the term “1940 Act majority,” when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

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Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio’s investment objective or policies on a Fund, as an interestholder in the Master Portfolio, or the Fund’s shareholders, see “Description of the Funds and their Investments and Risks—Master/Feeder Structure.”

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section  16(c) of the 1940 Act.

Dividends and Distributions. Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Master Portfolios. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP’s Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will follow its voting procedures, as described in “Voting.”

ADDITIONAL INFORMATION ON THE FUNDS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds, including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual or semi-annual reports without charge by calling 1-800-768-2836 (toll-free).

The registration statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

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No person has been authorized to give any information or to make any representations other than those contained in the Prospectuses, this SAI and in the Trust’s official sales literature in connection with the offer of the Funds’ shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm’s reports for the fiscal year ended December 31, 2008 for each Fund and related Master Portfolio are hereby incorporated by reference to the Trust’s annual report, as filed with the SEC on March 6, 2009. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

MF-SAI-CASH1209

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BLACKROCK FUNDS III

Statement of Additional Information

Dated May 1, 2009 (as revised December 1, 2009)

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

(SL Agency Shares)

BlackRock Funds III (the “Trust”) is an open-end, series management investment company. This combined Statement of Additional Information (“SAI”) contains additional information about the SL Agency Shares of the following series of the Trust—the BlackRock Cash Funds: Prime, the BlackRock Cash Funds: Institutional, the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury (each, a “Fund” and collectively, the “Funds”). The Funds have additional share classes which are described in separate prospectuses and a separate SAI.

Each Fund seeks to achieve its investment objective by investing all of its assets in a master portfolio of the Master Investment Portfolio (“MIP”). The BlackRock Cash Funds: Institutional invests in the Money Market Master Portfolio; the BlackRock Cash Funds: Prime invests in the Prime Money Market Master Portfolio; the BlackRock Cash Funds: Government invests in the Government Money Market Master Portfolio; and the BlackRock Cash Funds: Treasury invests in the Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). MIP is an open-end, series management investment company. BlackRock Fund Advisors* (“BFA” or the “Investment Adviser”) serves as investment adviser to each Master Portfolio in which each Fund invests. References to the investments, investment policies and risks of a Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of each Fund’s Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with the current prospectus for the SL Agency Shares of the Funds, dated May 1, 2009 (as revised December 1, 2009), as amended from time to time (the “Prospectus”). All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The audited financial statements for the Funds, which include the schedules of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2008 are hereby incorporated by reference to the Funds’ annual reports and prospectus for the Institutional Shares of the Funds. Copies of such prospectus and annual reports may be obtained without charge by writing to BlackRock Funds III, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-800-768-2836 (toll-free).

*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

i

ii

HISTORY OF THE TRUST

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to, and having identical designations as, the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust’s principal office is located at 400 Howard Street, San Francisco, CA 94105. Each Fund invests all of its assets in a Master Portfolio of MIP (as shown below), which has substantially the same investment objective, policies and restrictions as the related Fund.

Fund	Master Portfolio in which the Fund Invests
BlackRock Cash Funds: Prime	Prime Money Market Master Portfolio
BlackRock Cash Funds: Institutional	Money Market Master Portfolio
BlackRock Cash Funds: Government	Government Money Market Master Portfolio
BlackRock Cash Funds: Treasury	Treasury Money Market Master Portfolio

The Trust consists of multiple series, including the Funds. Each series of the Trust issues shares in multiple classes, currently including SL Agency, Premium, Capital, Institutional, Select and Trust Shares, and with respect only to the BlackRock Cash Funds: Institutional, Aon Captives Shares. On August 14, 2002, the Trust’s board of trustees (the “Board of Trustees” or the “Board”) approved changing the name of the Institutional Money Market Fund’s Distributor Shares to the “Aon Captives Shares.”

On December 1, 2009, the Trust was renamed BlackRock Funds III and certain of its series were also renamed. Prime Money Market Fund was renamed BlackRock Cash Funds: Prime. Institutional Money Market Fund was renamed BlackRock Cash Funds: Institutional. Government Money Market Fund was renamed BlackRock Cash Funds: Government. Treasury Money Market Fund was renamed BlackRock Cash Funds: Treasury.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Objectives and Policies. The Trust is an open-end, series management investment company. Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by the vote of a majority of the trustees of the Trust or MIP (the “Trustees”), as the case may be, at any time.

The Funds and the Master Portfolios in which they invest are diversified funds as defined in the 1940 Act. Each Fund’s investment objective is set forth in the Prospectus. Each Fund’s investment objective is non-fundamental and can be changed by the Trust’s Board of Trustees without shareholder approval. The investment objective and investment policies of a Fund determine the types of portfolio securities in which the Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund’s performance. There can be no assurance that the investment objective of any Fund will be achieved.

Master/Feeder Structure. Each Fund seeks to achieve its investment objective by investing all of its assets in a Master Portfolio of MIP. The Trust’s Board of Trustees believes that under normal circumstances, none of the Funds or their shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor redeems its interests from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses over a larger asset base) that

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the Trust’s Board of Trustees believes may be available through a Fund’s investment in such Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The fundamental policies of each Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Master Portfolio’s outstanding interests. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, a Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolios that are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If a Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, a Fund may elect to change its objective or policies to correspond to those of the related Master Portfolio. Each Fund may redeem its interests from its Master Portfolio only if the Trust’s Board of Trustees determines that such action is in the best interests of the Fund and its shareholders, for this or any other reason. Prior to such redemption, the Trust’s Board of Trustees would consider alternatives, including whether to seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its investment objective. In the latter case, a Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund.

Fundamental Investment Restrictions of the Funds. The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

(1)	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities; and further provided that, with respect to the BlackRock Cash Funds: Prime and the BlackRock Cash Funds: Institutional, the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (“SEC”) or its staff);

(2)	Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in U.S. government securities, or investments in securities of other investment companies;

(3)	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4)	Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5)

Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to

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be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7)	Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to the fundamental policy relating to concentration set forth in paragraph (1) above, the 1940 Act does not define what constitutes “concentration” in an industry and it is possible that interpretations of concentration could change in the future. Accordingly, the policy in paragraph (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In this respect, and in accordance with SEC staff interpretations, the ability of the BlackRock Cash Funds: Prime and the Institutional BlackRock Cash Funds: to concentrate in the obligations of domestic banks means that these Funds are permitted to invest, without limit, in bankers’ acceptances, certificates of deposit and other short-term obligations issued by (a) U.S. banks, (b) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), and (c) foreign branches of U.S. banks (in circumstances in which the Funds will have recourse to the U.S. bank for the obligations of the foreign branch).

The Trust has delegated to BFA the ability to determine the methodology used by the Master Portfolios to classify issuers by industry. BFA defines industries and classifies each issuer according to the industry in which the issuer conducts its principal business activity pursuant to its proprietary industry classification system. In classifying companies by industry, BFA may draw on its credit, research and investment resources and those of BlackRock Institutional Trust Company, N.A. (“BTC”)* or its other affiliates, and BFA may (but need not) consider classifications by third-party industry classification systems. BFA believes that its system is reasonably designed so that issuers with primary economic characteristics that are materially the same are classified in the same industry. For example, asset-backed commercial paper may be classified in an industry based on the nature of the assets backing the commercial paper, and foreign banks may be classified in an industry based on the region in which they do business if BFA has determined that the foreign banks within that industry have primary economic characteristics that are materially the same.

A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. To the extent BFA’s classification system results in broad categories, concentration risk may be decreased. On the other hand, to the extent it results in narrow categories, concentration risk may be increased.

With respect to paragraph (3) above, the 1940 Act currently allows each Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of each Fund’s securities that may be loaned to one-third of the value of its total assets.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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Non-Fundamental Investment Restrictions of the Funds. The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Trust at any time.

(1)	Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder;

(2)	Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3)	Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4)	Each Fund may not make investments for the purpose of exercising control or management; provided that a Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

The BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury have adopted the following investment restriction as a non-fundamental policy:

Each Fund will provide shareholders with at least 60 days’ notice of any change to the Fund’s non-fundamental policy to invest at least 80% of the Fund’s assets in the types of securities described in the Fund’s principal investment strategies. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

The BlackRock Cash Funds: Prime and the BlackRock Cash Funds: Institutional have adopted the following investment restrictions as non-fundamental policies:

(1)	Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(2)	Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

(3)	Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may (and does) invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

The fundamental and non-fundamental investment restrictions for each Master Portfolio are identical to the corresponding investment restrictions described above for the Fund that invests in such Master Portfolio, except that, in the case of the Government and Treasury Money Master Portfolios, industry

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concentration restriction (1), proviso (iii) does not limit investments in repurchase agreements collateralized by securities issued or guaranteed by the U.S., its agencies or instrumentalities.

Investments and Risks. To the extent set forth in this SAI, each Fund, through its investment in a related Master Portfolio, may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

The assets of each Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of a Fund may not exceed 90 days. Under normal circumstances, the BlackRock Cash Funds: Prime, the BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury expect to maintain a dollar-weighted average portfolio maturity of 60 days or less. The securities in which each Fund invests may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that a Fund’s investment objective will be realized as described in the Prospectus.

Under normal circumstances, the BlackRock Cash Funds: Treasury invests at least 80% of its assets in U.S. Treasury obligations, repurchase agreements with regard to U.S. Treasury obligations and/or other money market funds that have substantially the same investment objective and strategies as the Fund. Under normal circumstances, the BlackRock Cash Funds: Government invests at least 80% of its assets in certain obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations and/or other money market funds that have substantially the same investment objective and strategies as the Fund. The BlackRock Cash Funds: Treasury and the BlackRock Cash Funds: Government may each invest up to 20% of their respective assets in any securities and other instruments in which money market funds are permitted to invest in accordance with Rule 2a-7 of the 1940 Act. Practices described below also apply to the BlackRock Cash Funds: Treasury and the BlackRock Cash Funds: Government.

The BlackRock Cash Funds: Prime and the BlackRock Cash Funds: Institutional may invest in any of the instruments or engage in any practice described below.

Asset-Backed and Commercial Mortgage-Backed Securities. The Funds may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be shorter or longer (as the case may be) than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened or extended, and the security’s total return may be difficult to predict precisely. The Funds may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of or under the 1940 Act. Changes in liquidity of these securities may result in significant, rapid and unpredictable changes in prices for credit-linked securities. Also see “Mortgage Pass-Through Securities” and “Mortgage Securities.”

Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit (“CDs”), time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions. Certain bank obligations may benefit from existing or future governmental debt guarantee programs.

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CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits (“TDs”) are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. TDs that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed-, floating- or variable-interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Funds generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts that they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation, as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

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Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest on these notes varies pursuant to the arrangements between the Fund and the borrower. Both the borrower and the Fund have the right to vary the amount of the outstanding indebtedness on the notes. BFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. BFA will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold the obligation, it may be subject to additional risk of default.

Floating-Rate and Variable-Rate Obligations. The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk.

The Funds may purchase floating-rate and variable-rate obligations. The Funds may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in accordance with Rule 2a-7 and the 1940 Act. Variable-rate demand notes including master demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations that are not so rated only if BFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which a Fund may invest. BFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in a Fund’s portfolio.

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Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines or the value of the security to be sold increases before the settlement date. Although the Funds will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BFA.

Funding Agreements. The Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating-interest rate that is based on an index and guaranteed for a fixed time period. The Funds will purchase short-term funding agreements only from banks and insurance companies. The Funds may also purchase Guaranteed Investment Contracts.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Funds may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund’s assets than if the value were based on available market quotations.

Illiquid Securities. Each Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

Investment Company Securities. Each Fund may invest in shares of open-end investment companies, including investment companies that are affiliated with the Funds and BFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. A Fund may also purchase shares of exchange listed closed-end funds to the extent permitted under the 1940 Act. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit issued by a bank, savings and loan association

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or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

Loans of Portfolio Securities.(1) Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund is entitled to receive the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees. BTC acts as securities lending agent for the Funds subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Loan Participation Agreements. Each Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be made to issuers in whose obligations the Funds may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary under the terms of the loan participation for the Funds to assert their rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Funds could be subject to delays, expenses, and risks that are

(1)	Note that “Loans of Portfolio Securities” describes lending of securities by the Funds/Master Portfolios. The SL Agency Shares of the Funds are designed, among other things, for the investment of cash collateral provided by borrowers to lenders of securities for which BTC acts as securities lending agent.

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greater than those that would have been involved if the Funds had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Funds may be regarded as creditors of the issuing bank (rather than of the underlying corporate borrower), so that the Funds also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Funds may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund’s assets than if the value were based on available market quotations.

Mortgage Pass-Through Securities. Each Fund may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government entities or U.S. government-sponsored enterprises including: the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

The Funds may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest in mortgage securities issued by private non-government entities. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities or government-sponsored enterprises. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators.

In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities issued by government entities, government-sponsored enterprises or non-government entities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Should the government adopt new laws providing mortgage borrowers with additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise allow borrowers to modify or restructure existing mortgages, this may negatively impact mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate. Non-government mortgage securities may be subject to greater price changes than government issues.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For

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these and other reasons, the Funds may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA” transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Funds may use TBA transactions in several ways. For example, the Funds may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Funds will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties. The use of TBA rolls may cause the Funds to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

Mortgage Securities. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage a securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

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Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Also see “Asset-Backed and Commercial Mortgage-Backed Securities” and “Mortgage Pass-Through Securities.”

Municipal Securities. Each Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

Each Fund will invest in high-quality, long-term municipal bonds, municipal notes and short-term commercial paper with remaining maturities not exceeding 397 calendar days.

Non-U.S. Obligations. The Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital and transaction costs of foreign currency conversions. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Funds may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Participation Interests. Each Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying

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securities in the proportion that the Fund’s participation interest bears to the total principal amount of the underlying securities.

Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Unrated Investments. Each Fund may purchase instruments that are not rated if, in the opinion of BFA, such obligations are of an investment quality that is comparable to other rated investments that are permitted for purchase by a Fund, and they are purchased in accordance with the Trust’s procedures adopted by the Trust’s Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the

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minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by a Fund provided that, when a security ceases to be rated, BFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BFA finds that the sale of such security would not be in a Fund’s shareholders’ best interests.

To the extent the ratings given by a nationally recognized statistical ratings organization may change as a result of changes in such organization or its rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and this SAI.

U.S. Government Obligations. Each Fund may invest in U.S. government obligations, including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Ginnie Mae certificates), or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. Treasury Obligations. U.S. Treasury obligations are direct obligations of the U.S. government that are backed by the full faith and credit of the United States. U.S. Treasury obligations include, among other things, U.S. Treasury bills, notes, bonds, and the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program.

PORTFOLIO HOLDINGS INFORMATION

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund’s and Master Portfolio’s respective shareholders or interestholders, as applicable; (b) does not put the interests of the Investment Adviser, the Funds’ distributor, SEI Investments Distribution Co. (the “Distributor” or “SEI”), or any affiliated person of the Funds, the Master Portfolios, the Investment Adviser or the Distributor, above those of the Funds’ shareholders and the Master Portfolios’ interestholders; (c) does not advantage any current or prospective Fund shareholders or Master Portfolio interestholders over any other current or prospective Fund shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the Funds or the Master Portfolios) limiting the use of such information are in effect. None of the Funds, the Master Portfolios, the Investment Adviser or BTC receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the Funds and the Master Portfolios.

Service Providers. Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolios’ assets (“Portfolio Managers”) or who

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provide administrative, operational, risk management, or other support to the Portfolio Managers (“Support Staff”), and (ii) to other personnel of the Investment Adviser and the Funds’ and Master Portfolios’ service providers, such as BTC, State Street Bank and Trust Company (“State Street”) and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios’ assets and settling the Master Portfolios’ transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust’s and MIP’s Trustees; the auditors of the Funds and the Master Portfolios; counsel to the Trust or MIP, and counsel to the Trustees who are not “interested persons” of the Trust or MIP (as such term is defined in the 1940 Act) (the “Independent Trustees”); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of March 31, 2009, of all such persons and entities with which the Funds and the Master Portfolios have ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody’s® Investors Services, Inc., Standard & Poor’s® Rating Services, a division of The McGraw-Hill Companies, Inc., Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2009 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Trust and MIP believe provide an adequate safeguard for such information.

Third-Party Feeder Funds. Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder funds sponsored by institutions not affiliated with BFA that invest in such Master Portfolio (each, a “third-party feeder fund”) as may be necessary to (i) conduct business of the third-party feeder funds in the ordinary course in a manner consistent with agreements with the third-party feeder funds and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder funds. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder fund is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust’s and MIP’s policy described herein), and none of BFA, BTC or the Board of Trustees of the Trust or MIP exercises control over any third-party feeder fund’s policies. The following is a list, as of March 31, 2009, of third-party feeder funds and their service providers with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: Hewitt Money Market Fund, Hewitt Series Trust, Hewitt Financial Services LLC, PayPal Money Market Fund, PayPal Funds, and PayPal Asset Management, Inc. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions, to the foregoing list that have occurred since March 31, 2009 are not reflected.

In addition to the Funds, each Master Portfolio provides portfolio holdings information to the administrators or other service providers for other feeder funds sponsored by BTC or institutions affiliated

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with BFA that invest in such Master Portfolio as may be necessary to (i) conduct business of such feeder funds in the ordinary course in a manner consistent with arrangements with the feeder funds and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the feeder funds. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each feeder fund is subject to the terms and duties of confidentiality applicable to its own portfolio holdings (which may be different than the Trust’s and MIP’s policy described herein). The following is a list, as of March 31, 2009, of such feeder funds: Barclays Global Investors Cayman Prime Money Market Fund, Ltd. and BGI Cayman Treasury Money Market Fund Ltd. From time to time, portfolio holdings information may be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information) to these feeder funds. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2009 are not reflected.

BFA, BTC and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

Securities and Exchange Commission Filings. Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on such Fund’s fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

Other Public Disclosure. A Fund or its related Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the Funds and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of March 31, 2009, of all such persons and entities with which the Funds or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: iMoney Net (weekly) and Bloomberg (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2009 are not reflected.

Approved Recipients. The Funds’ and the Master Portfolios’ Chief Compliance Officer may also authorize disclosure of portfolio holdings information to approved recipients pursuant to the above policy.

The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Trust’s and MIP’s policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

MANAGEMENT

The Trust’s Board of Trustees has responsibility for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers

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generally serve at the pleasure of the Trustees. The Trust, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each other Trustee of the Trust also serves as a Trustee for MIP. The address for each Trustee and Officer is Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. As of December 1, 2009 the persons listed below were elected by shareholders to serve as the Board of Trustees of the Trust and MIP (each a “New Trustee”).

Interested Trustee

Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Richard S. Davis (age)	Trustee (since 2009)	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	175 Funds 285 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Henry Gabbay (age)	Trustee (since 2009)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	175 Funds 285 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

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Independent Trustee

Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
David O. Beim (age)	Trustee (since 2009)	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and culture center) from 1990 to 2006

Ronald W. Forbes (age)	Trustee (since 2009)	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Dr. Matina S. Horner (age)	Trustee (since 2009)	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	NSTAR (electric and gas utility)

Rodney D. Johnson (age)	Trustee (since 2009)	President, Fairmont Capital Advisors, Inc. since 1987.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Director, Fox Chase Cancer Center since 2002; Member of Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006

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Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Herbert I. London (age)	Trustee (since 2009)	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	AIMS Worldwide, Inc. (marketing); Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005

Cynthia A. Montgomery (age)	Trustee (since 2009)	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Newell Rubbermaid, Inc. (manufacturing); Director, McLean Hospital since 2005.

Joseph P. Platt (age)	Trustee (since 2009)	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner Amarna Corporation, LLC (private investment company) from 2002 to 2008.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Greenlight Capital Re, Ltd (reinsurance company)

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Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Robert C. Robb, Jr. (age)	Trustee (since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Toby Rosenblatt (age)	Trustee (since 2009)	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, the James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	A.P. Pharma Inc. (specialty pharmaceuticals)

Kenneth L. Urish (age)	Trustee (since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, the Pennsylvania State University Accounting Department since 2001.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007

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Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Frederick W. Winter (age)	Trustee (since 2009)	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and dean thereof from 1997 to 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Director, Alkon Corporation (pneumatics) since 1992; Director Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008

Officers

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

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Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Richard Hoerner, CFA 40 East 52nd St. New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005; Director of BlackRock, Inc. since 1998.

Jeffrey Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

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Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Simon Mendelson 40 East 52nd St. New York, NY 10022 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 40 East 52nd St. New York, NY 10022 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

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Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

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Committees. Effective December 1, 2009, the Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Trust; (3) review the conduct and results of each independent audit of the Trust’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Trust and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Trust’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Trust’s investments; and (8) resolve any disagreements between Trust management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Trust and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.

The members of the Compliance Committee (the “Compliance Committee”) are Joseph P. Platt, Jr. (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund related activities of BlackRock and the Trust’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Trust’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Trust’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

The members of the Performance Oversight Committee (the “Performance Committee”) are David O. Beim (chair), Toby Rosenblatt (vice-chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are non-interested Trustees, and Richard S. Davis, who is an interested Trustee. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include,

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without limitation, to (1) review the Funds’ investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Funds’ investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee.

The members of the Executive Committee (the “Executive Committee”) are Ronald W. Forbes, Rodney D. Johnson and Richard S. Davis. Messrs. Forbes and Johnson are non-interested Trustees and Mr. Davis is an interested Trustee. The principal responsibilities of the Executive Committee are to (i) act on routine matters between meetings of the Board of Trustees, (ii) act on such matters as may require urgent action between meetings of the Board of Trustees, and (iii) exercise such other authority as may from time to time be delegated to the Committee by the Board of Trustees. The Board has adopted a written charter for the Executive Committee.

Prior to December 1, 2009 there were two standing committees of the Board of Trustees—the Nominating and Governance Committee and the Audit Committee. Members of the Nominating and Governance Committee and the Audit Committee included each Independent Trustee. The Nominating and Governance Committee was responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for the Trust . The Nominating and Governance Committee generally did not consider nominees recommended by shareholders, but may have done so if the Nominating and Governance Committee deemed it appropriate. Shareholders who wanted to recommend nominees could have contacted the Nominating and Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes: (a) the shareholder’s name and address; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. Mary G. F. Bitterman, a former Trustee, served as Chairperson of the Nominating and Governance Committee. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held two meetings.

The Audit Committee operated pursuant to a separate charter and was responsible for, among other things, overseeing the Funds’ accounting and financial reporting practices, reviewing the results of the annual audits of the Funds’ financial statements and interacting with the Funds’ independent auditors on behalf of the full Board. A. John Gambs, a former Trustee, served as Chairperson of the Audit Committee. During the fiscal year ended December 31, 2008, the Audit Committee held four meetings.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of interests in each Fund beneficially owned by the Trustee and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS AND THE FAMILY OF INVESTMENT COMPANIES

(AS OF AUGUST 31, 2009)

Interested Trustees	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury	Aggregate Dollar Range of Securities in the Family of Investment Companies
Richard S. Davis	0	0	0	0	0
Henry Gabbay	0	0	0	0	0

Independent Trustees	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury	Aggregate Dollar Range of Securities in the Family of Investment Companies
David O. Beim	0	0	0	0	0
Ronald W. Forbes	0	0	0	0	0
Dr. Martina S. Horner	0	0	0	0	0
Rodney D. Johnson	0	0	0	0	0
Herbert I. London	0	0	0	0	0
Cynthia A. Montgomery	0	0	0	0	0
Joseph P. Platt	0	0	0	0	0
Robert C. Robb, Jr.	0	0	0	0	0
Toby Rosenblatt	0	0	0	0	0
Kenneth L. Urish	0	0	0	0	0
Frederick W. Winter	0	0	0	0	0

Ownership of Securities of Certain Entities. The Independent Trustees and their immediate family members, as of December 31, 2008, did not own any securities of BFA, the Distributor, or any entity controlling, controlled by, or under common control with BFA or the Distributor as of such a date, unless noted above.

Codes of Ethics. The Trust, BFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies of the Master Portfolios. The following is a discussion of the proxy voting policies of the Master Portfolios in which the Funds invest.

MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of BFA, the investment adviser to the Master Portfolios. MIP has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for each Master Portfolio in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best long-term economic interests of such Master Portfolio. In some cases, BFA may determine that it is in the best long-term economic interests of a Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by its clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes.

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Based on BFA’s evaluation of this relationship, BFA believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Master Portfolio. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio’s affiliates (if any), BFA or BFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	Each Master Portfolio generally supports the board’s nominees in uncontested elections of directors and generally supports proposals that strengthen the independence of boards of directors;

•	Each Master Portfolio generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

•

Each Master Portfolio generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Master Portfolio, a Master Portfolio’s affiliates (if any), BFA or BFA’s affiliates, or SEI or SEI’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-768-2836 (toll-free); and (ii)  on the SEC’s website at www.sec.gov.

Shareholder Communication to the Board of Trustees. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to BlackRock Funds III Board of Trustees, c/o BlackRock, Inc.—Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

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Compensation of Trustees. Effective December 1, 2009, each Trustee who is a Independent Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the funds in the Equity Liquidity-Complex, including the Trust and Master Investment Portfolio, and a $25,000 Board meeting fee for each in-person Board meeting attended, up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Board of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Chair of the Joint Product Pricing Committee, who does not oversee funds in the Equity-Liquidity Complex, is paid an annual retainer of $25,000, which is subject to the 10% discount enacted by the Boards and is allocated among all of the non-money market funds in the open-end fund complexes (other than iShares Trust and iShares, Inc.) advised by BFA and its affiliates (the “BlackRock Fund Complexes”).

Mr. Gabbay is an interested Trustee of the Trust and serves as an interested Board member of the other funds which comprise the BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a Board member of each of the BlackRock Fund Complexes, (i) an annual retainer of $412,500 allocated to the funds in the BlackRock Fund Complexes, including the Trust and MIP, and (ii) with respect to the open-end BlackRock Fund Complexes, a Board meeting fee of $18,750 to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such open-end BlackRock Fund Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in the BlackRock Fund Complexes (including the Trust and Master Investment Portfolio) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board members serving on such boards. The Board of the Trust or of any other fund in a BlackRock Fund Complex may modify the Board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009

Effective as of January 1, 2009, the Trust pays each Independent Trustee the Trust’s allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee; (iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee is paid the Trust’s allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee is paid the Trust’s allocable share of an annual fee of $5,000. The Lead Independent Trustee is paid the Trust’s allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses are allocated between the Trust and MIP, based on their respective assets under management.

During the period January 1, 2008 through December 31, 2008, the Trust paid each Independent Trustee the Trust’s allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $50,000; (ii) a per meeting fee of $5,500 for meetings of the Board attended by the Trustee; and (iii) a

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committee meeting fee of $2,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust’s allocable share of an annual fee of $8,500 and the Chairperson of the Nominating and Governance Committee was paid the Trust’s allocable share of an annual fee of $3,000. The Lead Independent Trustee was paid the Trust’s allocable share of an additional annual base fee of $15,000. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

As of December 1, 2009, the members of the Board of Trustees of BlackRock Funds III listed below resigned (each a “Previous Trustee”). The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2008. Compensation is not shown for the New Trustees because they did not serve as Trustees of the Trust until December 1, 2009.

COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008

Name of Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from Fund Complex(1)
Lee T. Kranefuss	$0	$0
H. Michael Williams	$0	$0

Name of Independent Trustees	Aggregate Compensation from the Trust	Total Compensation from Fund Complex(1)
Mary G. F. Bitterman	$30,834	$117,000
A. John Gambs(2)	$35,216	$133,500
Hayne E. Leland	$30,104	$114,000
Jeffrey M. Lyons	$32,979	$125,000
Wendy Paskin-Jordan(3)	$31,478	$119,500
Leo Soong(4)	$36,530	$138,500

(1)	Includes compensation for services on the Board of Trustees of MIP.
(2)	Previously the Audit Committee Chair.
(3)	Previously the Nominating and Governance Committee Chair.
(4)	Previously the Lead Independent Trustee.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2009, the shareholders below were known by the Trust to own 5% or more of the outstanding shares of the specified Fund’s outstanding Capital, Institutional, Premium, Select, SL Agency, Trust and Aon Captives Shares, as the case may be, in the listed capacity.

Name of Fund	Name and Address of Shareholder	Percentage of Share Class	Nature of Ownership
BlackRock Cash Funds: Prime Money Capital Shares	The Ryland Corporation 24025 Park Sorrento Calabasas, CA 91302	5%	Record

	Bear Stearns Securities Corporation One Metrotech Center North Brooklyn, NY 11201	5%	Record

	Banc of America Securities LLC 200 N College Street Charlotte, NC 28255	10%	Record

	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	20%	Record

	Goldman, Sachs & Co. 71 South Wacker Drive Suite 500 Chicago, IL 60606	61%	Record

Institutional Shares	County of Santa Clara 70 W. Hedding East Wing, 6th Floor San Jose, CA 95110	5%	Record

	Delta Air Lines, Inc. 1030 Delta Blvd. Atlanta, GA 30354	5%	Record

	Wilmington Trust Company P.O. Box 8882 Wilmington, DE 19899	5%	Record

	General Electric Capital Corporation 201 High Ridge Road Stamford, CT 06927	5%	Record

	Electronic Arts Inc. 209 Redwood Shores Parkway Redwood City, CA 94065	5%	Record

	Archer-Daniels-Midland Company 4666 Faries Parkway Decatur, IL 62525	8%	Record

	Stichting Pensioenfonds ABP 175 Federal Street Boston, MA 02110	8%	Record

	Securities Finance Trust Company 175 Federal Street 11th Floor Boston, MA 02110	9%	Record

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Name of Fund	Name and Address of Shareholder	Percentage of Share Class	Nature of Ownership
	Toyota Motor Credit Corporation 19001 South Western Avenue Torrance, CA 90501	9%	Record

	Government Development Bank for Puerto Rico De Diego Avenue, Stop 22 San Juan, Puerto Rico 00907	10%	Record

Premium Shares	Hare & Co c/o Bank of New York 111 Sanders Creek Parkway East Syracuse, NY 13057	5%	Record

	ADP Pacific, Inc. 800 Delaware Avenue Wilmington, DE 19801	6%	Record

	Mellon Financial Markets f/b/o United Health Group One Mellon Center 500 Grant Street Pittsburg, PA 15258	7%	Record

	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	16%	Record

	Mellon Bank, N.A. One Mellon Bank Center 500 Grant Street Pittsburg, PA 15258	21%	Record

	Chicago Mercantile Exchange, Inc. 20 South Wacker Drive Chicago, IL 60606	27%	Record

Select Shares	Banc of America Securities LLC 200 N College Street Charlotte, NC 28255	16%	Record

	Union Bank 530 B Sreet San Diego, CA 92101	21%	Record

	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	62%	Record

SL Agency Shares	State Street Bank and Trust Company f/b/o iShares Barclays MBS Bond Fund 200 Clarendon Street Boston, MA 02116	8%	Record

	Barclays Global Investors, N.A. 400 Howard Street San Francisco, CA 94105	46%	Record

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Name of Fund	Name and Address of Shareholder	Percentage of Share Class	Nature of Ownership
	State Street Bank and Trust Company f/b/o iShares Barclays Aggregate Bond Fund 200 Clarendon Street Boston, MA 02116	47%	Record

Trust Shares	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	100%	Record

BlackRock Cash Funds: Institutional Capital Shares	J.P. Morgan Clearing Corporation One Metrotech Center North Brooklyn, NY 11201	100%	Record

Institutional Shares	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5%	Record

	Charles Schwab Corporation 101 Montgomery Street San Francisco, CA 94104	5%	Record

	Barclays Bank Delaware 100 S. West Street Wilmington, DE 19801	5%	Record

	Deloitte & Touche LLP 4022 Sells Drive Hermitage, TN 37076	14%	Record

	Ernst & Young LLP 200 Plaza Drive Secaucus, NJ 07094	16%	Record

	Electronic Arts Inc. 209 Redwood Shores Parkway Redwood City, CA 94065	17%	Record

	Toyota Motor Credit Corporation 19001 South Western Avenue Torrance, CA 90501	23%	Record

Premium Shares	Chicago Mercantile Exchange, Inc. Firm Account 30 South Wacker Drive Chicago, IL 60606	9%	Record

	Chicago Mercantile Exchange, Inc. Customer Segregated 30 South Wacker Drive Chicago, IL 60606	14%	Record

	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	74%	Record

Select Shares	Bear Stearns Securities Corporation One Metrotech Center North Brooklyn, NY 11201	6%	Record

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Name of Fund	Name and Address of Shareholder	Percentage of Share Class	Nature of Ownership
	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	91%	Record

SL Agency Shares	Barclays Global Investors, N.A. 400 Howard Street San Francisco, CA 94105	99%	Record

Trust Shares	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	15%	Record

	FTCI Agent Revenue 600 Fifth Avenue New York, NY 10020	81%	Record

Aon Captives Shares	Bom Ambiente Insurance Company P.O. Box 69 GT Grand Cayman Island	12%	Record

	Barclays Nominees (Manx) LTD Barclays House Victoria Street P.O. Box 9 Douglas Isle of Man, UK IM99 1AJ	40%	Record

	NRI Insurance Company 76 St. Paul Street Burlington, VT 05401	43%	Record

BlackRock Cash Funds: Government Capital Shares	Barclays California Corporation 400 Howard Street San Francisco, CA 94105	100%	Record

Institutional Shares	Electronic Arts Inc. 209 Redwood Shores Parkway Redwood City, CA 94065	15%	Record

	District of Columbia Government Capital Bond Proceeds 1275 K Street NW Washington, DC 20005	85%	Record

Premium Shares	Calhoun & Co. 411 West Lafayette MC 3455 Detroit, MI 48226	100%	Record

Select Shares	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	100%	Record

SL Agency Shares	Barclays Global Investors, N.A. 400 Howard Street San Francisco, CA 94105	100%	Record

Trust Shares	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	100%	Record

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Name of Fund	Name and Address of Shareholder	Percentage of Share Class	Nature of Ownership
BlackRock Cash Funds: Treasury Capital Shares	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	100%	Record

Institutional Shares	CenturyTel Service Group, LLC 100 CenturyTel Drive Monroe, LA 71203	16%	Record

	Calpine Corporation 717 Texas Avenue Houston, TX 77002	82%	Record

Premium Shares	Mellon Bank, N.A. One Mellon Bank Center 500 Grant Street Pittsburg, PA 15258	7%	Record

	Pacific Maritime Association 555 Market Street San Francisco, CA 94105	23%	Record

	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	67%	Record

Select Shares	Wendel & Co. 1 Wall Street New York, NY 10286	17%	Record

	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	82%	Record

SL Agency Shares	State Street Bank and Trust Company f/b/o iShares Barclays 1-3 Year Treasury Bond Fund 200 Clarendon Street Boston, MA 02116	5%	Record

	State Street Bank and Trust Company f/b/o iShares Barclays Aggregate Bond Fund 200 Clarendon Street Boston, MA 02116	34%	Record

	State Street Bank and Trust Company f/b/o iShares Barclays MBS Bond Fund 200 Clarendon Street Boston, MA 02116	40%	Record

Trust Shares	Barclays Capital Inc. 200 Park Avenue New York, NY 10166	100%	Record

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as

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the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

As of July 31, 2009, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”), The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”) (BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In

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some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities.

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BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its

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own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the

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broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies of the Master Portfolio.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and

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its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Determination of Net Asset Value” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Trustees. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with

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respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

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BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser. The Funds are feeder funds in a master/feeder structure. As a result each Fund invests all of its assets in a related Master Portfolio of MIP. The Master Portfolios have retained BFA as the investment adviser to manage their assets.

Advisory Fees. BFA is entitled to receive monthly fees at the annual rate of 0.10% of each Master Portfolio’s average daily net assets. From time to time, BFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of each Master Portfolio and, accordingly, have a favorable impact on its performance. BFA has contractually agreed to waive a portion of its advisory fees and accept payment at an annual rate of 0.07% from May 1, 2006 through December 1, 2011 with respect to each Master Portfolio. Pursuant to the advisory contracts between BFA and the Master Portfolios (“Advisory Contracts”), BFA furnishes MIP’s Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolios.

BFA is a wholly-owned subsidiary of BTC. BTC is a national bank which is in turn, a majority-owned subsidiary of BlackRock, Inc.

The applicable Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days’ written notice, by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

For the fiscal years shown below, the related Master Portfolio of each Fund paid, with respect to the Funds, the following advisory fees to BFA, net of waivers and/or offsetting credits:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$6,970,881	$6,437,462	$7,351,730
BlackRock Cash Funds: Institutional	$4,184,973	$4,501,600	$2,987,792
BlackRock Cash Funds: Government	$119,967	$80,695	$338,656
BlackRock Cash Funds: Treasury	$(23,305)	$(12,949)	$105,393

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For the fiscal years shown below, BFA waived the following advisory fees with respect to the Funds:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$1,703,570	$3,165,643	$5,840,665
BlackRock Cash Funds: Institutional	$1,272,918	$1,952,742	$1,738,528
BlackRock Cash Funds: Government	$31,382	$45,410	$385,042
BlackRock Cash Funds: Treasury	$85,545	$153,279	$455,287

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolios (collectively referred to as the “MIP Independent Expenses”) are paid directly by the Master Portfolios. For the fiscal year ended December 31, 2006, BFA voluntarily agreed to cap the non-extraordinary expenses of the Master Portfolios at the rate at which the Master Portfolios paid advisory fees to BFA and, therefore, BFA provided an offsetting credit against the advisory fees paid by the Master Portfolios in an amount equal to the MIP Independent Expenses. For the period from January 1, 2007 to December 1, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against advisory fees paid by the Master Portfolios in which the Funds invest:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$87,361	$110,458	$142,232
BlackRock Cash Funds: Institutional	$57,289	$54,913	$68,692
BlackRock Cash Funds: Government	$24,138	$25,260	$14,818
BlackRock Cash Funds: Treasury	$23,305	$25,470	$14,890

Administrator. The Trust has engaged BTC to provide certain administration services to the Funds. Pursuant to an Administration Agreement with the Trust, BTC provides as administration services, among other things: supervision of the administrative operation of the Trust and the Funds, provision of management reporting and treasury administration services, financial reporting, legal and tax services, and preparation of proxy statements and shareholder reports for the Funds. BTC also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Funds’ Investment Adviser. BTC also pays the compensation of the Trust’s Trustees who are not Independent Trustees and of officers and employees who are affiliated with the Trust. For providing such services, BTC is entitled to a monthly fee at an annual rate of 0.02% of each Fund’s average daily net assets for the SL Agency Shares, 0.05% of each Fund’s average daily net assets for the Aon Captives Shares and Institutional Shares, 0.07% of each Fund’s average daily net assets for the Capital Shares, 0.10% of each Fund’s average daily net assets for the Premium Shares, 0.15% of each Fund’s average daily net assets for the Select Shares (0.13% pursuant to BTC’s contractual agreement to waive a portion of its administration fees for the Select Shares from September 1, 2006 to December 1, 2011) and 0.38% of each Fund’s average daily net assets for the Trust Shares. BTC has contracted with State Street to provide certain sub-administration services to the Funds. BTC, not the Funds, is responsible for providing compensation to State Street for such services.

In addition, BTC has agreed to bear all costs of the Funds’ and the Trust’s operations, including, in the case of each Fund’s Aon Captives Shares and Institutional Shares, shareholder servicing fees of up to 0.05%, in the case of each Fund’s Capital Shares, shareholder servicing fees of up to 0.07%, in the case of each Fund’s Premium Shares, shareholder servicing fees of up to 0.10%, in the case of each Fund’s Select

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Shares, shareholder servicing fees of up to 0.15%, and, in the case of each Fund’s Trust Shares, shareholder servicing fees of up to 0.25% and processing fees of up to 0.13%, but not including brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust’s Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. The SL Agency Shares are not subject to shareholder servicing fees.

BTC is not entitled to compensation for providing administration services to a Master Portfolio for so long as BTC is entitled to compensation for providing administration services to the Fund that invests substantially all of its assets in the Master Portfolio, or BTC or an affiliate receives advisory fees from the Master Portfolio. Each Fund having multiple classes allocates all expenses of the Master Portfolio, including the Master Portfolio’s advisory fee, to each share class in proportion to the aggregate net asset value of such class as compared to all classes of the Fund in accordance with the Fund’s multi-class plan under Rule 18f-3 under the 1940 Act.

For the fiscal years shown below, the Funds paid the following administration fees to BTC, net of waivers and/or offsetting credits:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$4,288,650	$5,744,756	$8,347,734
BlackRock Cash Funds: Institutional	$1,982,245	$3,486,851	$3,284,691
BlackRock Cash Funds: Government	$127,639	$128,229	$339,160
BlackRock Cash Funds: Treasury	$(9,603)	$60,324	$137,759

For the fiscal years shown below, BTC waived the following administration fees with respect to the Funds:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$462,858	$99,502	$262,311
BlackRock Cash Funds: Institutional	$1,182,953	$975,803	$9,735
BlackRock Cash Funds: Government	$2,845	$5,123	$71,481
BlackRock Cash Funds: Treasury	$39,028	$37,194	$201,343

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds (collectively referred to as the “Independent Expenses”) are paid directly by the Funds. For the fiscal year ended December 31, 2006, BTC voluntarily agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the Independent Expenses. For the period from January 1, 2007 to April 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the Funds for such BTC Independent Expenses.

For the fiscal years shown below, BTC provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the Funds:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$80,681	$103,690	$151,738
BlackRock Cash Funds: Institutional	$54,048	$82,919	$60,278
BlackRock Cash Funds: Government	$17,259	$18,099	$13,706
BlackRock Cash Funds: Treasury	$16,432	$18,303	$13,953

Distributor. SEI is the distributor for the Funds’ shares. SEI is a registered broker-dealer located at One Freedom Valley Drive, Oaks, PA 19456. SEI is a provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing.

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SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers (“Selling Agents”). BTC presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities. In addition, SEI provides certain compliance related, sales related and other services for the Funds pursuant to a Service Standards Agreement with BTC, and BTC compensates SEI for these services.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled “Administrator,” BTC pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust’s Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BTC or the Funds’ other service providers. The SL Agency Shares are not subject to shareholder servicing fees.

For the fiscal years shown below, BTC paid shareholder servicing fees on behalf of the Funds in the following amounts:

Fund	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
BlackRock Cash Funds: Prime	$1,474,124	$1,673,484	$2,934,363
BlackRock Cash Funds: Institutional	$1,086,270	$1,614,028	$1,004,245
BlackRock Cash Funds: Government	$78,215	$88,618	$71,378
BlackRock Cash Funds: Treasury	$6,934	$37,357	$35,231

Payments to Shareholder Servicing Agents may create potential conflicts of interest between potential investors and a Shareholder Servicing Agent that determines which investment options it will service and/or make available to those investors.

Custodian. State Street has been retained to act as custodian for the Funds and the Master Portfolios and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Funds and the Master Portfolios; receives and delivers all assets for each Fund and each Master Portfolio upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Funds and the Master Portfolios. State Street is not entitled to compensation for providing custody services to each Fund and each Master Portfolio pursuant to the Custody Agreement so long as it receives compensation from BTC for providing sub-administration services to the Trust, on behalf of the Funds.

Transfer and Dividend Disbursing Agent. State Street has also been retained to act as the transfer and dividend disbursing agent for the Funds and the Master Portfolios. For its services as transfer and dividend disbursing agent to the Funds and the Master Portfolios, State Street is paid fees based on the Funds’ and the Master Portfolios’ net assets. State Street is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BTC has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers, LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

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Legal Counsel. Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust, MIP and BFA.

DETERMINATION OF NET ASSET VALUE

The Master Portfolios use the amortized cost method to determine the value of their respective securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method results in a lower value of each Fund’s portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from making an investment in the Funds using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value their portfolios using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days (about 13 months) or less, and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable-rate and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, each Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund’s net asset value per share as determined by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, such action may include redeeming shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption. The Funds are generally open Monday through Friday and are closed on weekends and are generally closed on all other days that the Fedwire Funds Service (the “Fedwire”) is closed or the primary markets for the Master Portfolios’ portfolio securities (i.e., the bond markets) are closed. The BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day. The BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The holidays on which both the Fedwire and the primary markets for the Master Portfolios’ portfolio securities are closed currently are: New Year’s Day, Martin Luther King, Jr. Day,

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Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Fund. An investor’s investment in the Funds and/or other investment vehicles managed or maintained by BFA or its affiliates may be aggregated when determining whether an investor meets a minimum investment amount. The minimum initial investment amounts for the classes of the Funds may be reduced or waived by BFA. On any day a Fund closes early, purchase and redemption orders received after the Funds’ closing time will be executed on the next business day. In addition, the Funds reserve the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC and applicable law.

In-Kind Purchases. Payment for shares of the Funds may, at the discretion of BFA, be made in the form of securities that are permissible investments for the Funds and must meet the investment objectives, policies and limitations of the Funds as described in their Prospectuses. In connection with an in-kind securities payment, the Funds may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Funds or the Master Portfolios; (ii) are accompanied by satisfactory assurance that the Funds will have good and marketable title to such securities received by them; (iii) are not subject to any restrictions upon resale by the Funds; (iv) be in proper form for transfer to the Funds; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Funds engaged in the in-kind purchase transaction and must be delivered to such Fund or Funds by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. A Fund immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

Suspension of Redemption Rights or Payment of Redemption Proceeds. The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, each Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances. Generally, those extraordinary circumstances are when (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund’s investment is not reasonably practicable; or (iv) for such other periods as the SEC by order may permit.

Declaration of Trust Provisions Regarding Redemptions at Option of Trust. As provided in the Declaration of Trust, the Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, the failure of a Shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Shares issued to him.

PORTFOLIO TRANSACTIONS

Since the Funds invest all of their assets in portfolios of MIP, set forth below is a description of the Master Portfolios’ policies governing portfolio securities transactions.

General. Subject to policies established by the Board of Trustees, BFA is primarily responsible for the execution of a Master Portfolio’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and

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the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. The following disclosure provides some more detail regarding the Master Portfolio’s practices regarding Portfolio Transactions. Depending on its investment objective, a Master Portfolio may not engage in some of the transactions described below.

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

A Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio.

Payments of commissions to brokers who are affiliated persons of the Master Portfolio with respect to the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

Each Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund and interests of the Master Portfolios are redeemable on a daily basis in U.S. dollars, each Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Master Portfolio’s portfolio strategies.

Each Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Master Portfolio may not purchase securities

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during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Master Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC and the policies or investment objectives of the Fund and Master Portfolio. As a result, the portfolio turnover rates of a Master Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a money market fund, the turnover rates should not adversely affect the Master Portfolio’s net asset values or net income.

A Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. Because the portfolios of the Funds consist of securities with relatively short-term maturities, the Funds expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Funds since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Funds usually will not incur brokerage expenses or excessive transaction costs.

Securities of Regular Broker-Dealers. As of December 31, 2008, none of the Master Portfolios owned securities of their “regular brokers or dealers” (as defined in the 1940 Act) or their parents, except as disclosed below:

Master Portfolio	Regular Broker-Dealer or Parent	Amount
Money Market Master Portfolio	Goldman Sachs Group Inc. (The)	$300,000,000

Frequent Trading of Fund Shares. Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on funds and their shareholders. Depending on various factors, such as the size of a fund’s portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of a fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

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The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Trust and MIP have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. MIP’s Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objectives and strategies of the Master Portfolios. The Trust’s Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investments in Master Portfolios, the policies of the Master Portfolios, and the historical nature of flows into and out of the Funds.

DISTRIBUTIONS AND TAXES

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. Each Fund has elected to be treated, has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of a trust. Furthermore, each Fund separately determines its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net

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income derived from an interest in a qualified publicly-traded partnership as defined in Section 851(h) of the Code. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to U.S. federal income tax on the investment company taxable income and “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the calendar year in which it was declared. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements described above, the Fund would be taxed in the same manner as an ordinary U.S. corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders would also be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax. A 4% non-deductible excise tax will be imposed on each Fund to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year, (ii) at least 98% of its net capital gain income (generally the excess of

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capital gains over capital losses as adjusted for ordinary losses) for the 12 month period ending on October 31, and (iii) all of its ordinary income and net capital gain income from previous years that was not distributed or subject to tax during such years. Each Fund intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such capital gains. The Funds cannot carry back or carry forward any net operating losses. As a money market fund, each Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect. As of December 31, 2008, the Funds had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the year indicated:

Fund	Expiring 12/31/2016
BlackRock Cash Funds: Prime	$5,260,463
BlackRock Cash Funds: Institutional	—
BlackRock Cash Funds: Government	—
BlackRock Cash Funds: Treasury	—

Investment through the Master Portfolios. The Funds seek to continue to qualify as regulated investment companies by investing their assets through the Master Portfolios. Each Master Portfolio is treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in a Master Portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., “passed-through” to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as the Funds) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses. If the Fund has held the disposed securities for more than one year at the time of disposition, such gains and losses generally are treated as long-term capital gains or losses.

If a Fund purchases a debt obligation with original issue discount (“OID”), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a

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municipal obligation) purchased by a Fund at a market discount, usually at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year, the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Fund’s risk of loss with respect to such position is not reduced at any time during such 60-day period.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

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Taxation of Distributions. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions made throughout the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must generally be reported on each Fund shareholder’s U.S. federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each Fund has sufficient earnings and profits, distributions from investment company taxable income are taxable as ordinary income. Since each Fund’s income is derived from sources that do not pay “qualified dividend income,” as defined in Section 1(h)(11)(B) of the Code, distributions from investment company taxable income of the Funds generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

Distributions designated by a Fund as a “capital gain dividend”, if any, will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of a Fund’s taxable year. Normally the Funds do not expect to realize or distribute a significant amount of long-term capital gains (if any).

Distributions from each Fund paid to corporate shareholders are not expected to qualify for the dividends-received deductions generally available to corporate taxpayers. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Ginnie Mae or Fannie Mae securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales of Fund Shares. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if Fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. As long as the Funds maintain a constant net asset value of $1.00 per share, generally no gain or loss should be recognized upon the sale of Fund shares. If a shareholder recognizes gain or loss on the sale of Fund shares, this gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale. If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the same Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

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Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the Fund would be eligible to file an annual election with the IRS pursuant to which the Fund could pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, none of the Funds expects to qualify for this election.

Federal Income Tax Rates. As of the date of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) capital gain dividends is 15%; and (iii) long-term capital gains generally is 15%. An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends and long-term capital gains may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income, capital gain dividends, and long-term capital gains generally is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Back-Up Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“back-up withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder’s social security or other “taxpayer identification number” (“TIN”) provided is correct and that the shareholder is not subject to back-up withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to back-up withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase for taxable years beginning after December 31, 2010.

Tax-Deferred Plans. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans, Savings Incentive Match Plans for Employees, Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Foreign Shareholders. With respect to taxable years of a Fund beginning before January 1, 2010, certain distributions, if designated by a Fund as “interest-related dividends,” that are generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from U.S. federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). If applicable, each Fund may choose to

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designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a Fund, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2010, “short-term capital gain distributions” (defined below) are not subject to U.S. federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning before January 1, 2010, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are “effectively connected” with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not “effectively connected” for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income withholding tax at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were “effectively connected” with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. federal income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are certain distributions that a Fund may choose to designate as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to the Fund’s net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will be deemed to be property situated in the United States and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). With respect to estates of decedents dying before January 1, 2010, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares are not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that are “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bear to the total assets of the Fund. In general, no U.S. federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

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The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under U.S. federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of 11 separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds. Except to the extent the 1940 Act expressly grants to shareholders the power to vote on such termination(s), the Trust, or any series (or class) thereof, may be terminated at any time by the Trustees with written notice to the shareholders.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Fund’s fundamental investment policies.

Voting. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund’s fundamental investment policy would be voted upon only by shareholders of that Fund. Additionally, approval of a Master Portfolio’s Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses of each Fund and in this SAI, the term “1940 Act majority,” when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio’s investment objective or policies on a Fund, as an interestholder in the Master Portfolio, or the Fund’s shareholders, see “Description of the Funds and their Investments and Risks—Master/Feeder Structure.”

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the

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holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Dividends and Distributions. Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Master Portfolios. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP’s Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will follow its voting procedures, as described in “Voting.”

ADDITIONAL INFORMATION ON THE FUNDS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds, including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual or semi-annual reports without charge by calling 1-800-768-2836 (toll-free).

The registration statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectuses, this SAI and in the Trust’s official sales literature in connection with the offer of the Funds’ shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm’s reports for the fiscal year ended December 31, 2008 for

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each Fund and related Master Portfolio are hereby incorporated by reference to the Trust’s annual report, as filed with the SEC on March 6, 2009. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

MF-SAI-SLA-1209

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